UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05426

AIM Investment Funds (Invesco Investment Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:      (713) 626-1919

Date of fiscal year end:      10/31

Date of reporting period:      7/31/18

Item 1. Schedule of Investments.

Invesco All Cap Market Neutral Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	ACMN-QTR-1 09/18	Invesco Advisers, Inc.

Schedule of Investments(a)

July 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–89.64%

Advertising–0.60%

National CineMedia, Inc.	74,200	$612,892

Airlines–0.12%

Copa Holdings, S.A. -Class A (Panama)	1,300	126,542

Alternative Carriers–1.01%

Intelsat S.A. (b)	41,500	809,250
Vonage Holdings Corp. (b)	16,900	216,489
		1,025,739

Apparel Retail–3.34%

Abercrombie & Fitch Co. -Class A	58,550	1,387,050
Foot Locker, Inc.	28,650	1,398,406
Tailored Brands, Inc.	390	7,862
Tilly’s Inc. -Class A	38,240	592,720
		3,386,038

Apparel, Accessories & Luxury Goods–1.41%

Fossil Group, Inc. (b)	47,250	1,237,950
Ralph Lauren Corp.	1,400	188,972
		1,426,922

Application Software–0.36%

Datawatch Corp. (b)	11,600	142,100
Glu Mobile Inc. (b)	41,900	223,327
		365,427

Auto Parts & Equipment–0.77%

Delphi Technologies PLC	3,000	135,510
Shiloh Industries, Inc. (b)	15,750	129,937
Stoneridge, Inc. (b)	12,450	423,300
Tower International Inc.	2,900	93,670
		782,417

Automobile Manufacturers–0.08%

Winnebago Industries, Inc.	2,000	79,800

Biotechnology–8.94%

Aeglea BioTherapeutics, Inc. (b)	26,800	225,388
AMAG Pharmaceuticals, Inc. (b)	11,400	251,370
ArQule Inc. (b)	87,700	436,746
BioSpecifics Technologies Corp. (b)	3,250	147,875
CareDx, Inc. (b)	42,850	576,761
ChemoCentryx, Inc. (b)	38,650	446,794
Concert Pharmaceuticals, Inc. (b)	12,000	191,880
CytomX Therapeutics, Inc. (b)	23,550	620,307
Eagle Pharmaceuticals, Inc. (b)	7,100	562,675
Emergent Biosolutions, Inc. (b)	2,750	149,462
Enanta Pharmaceuticals, Inc. (b)	13,850	1,350,652
Genomic Health, Inc. (b)	850	45,628
ImmunoGen, Inc. (b)	860	7,998
Madrigal Pharmaceuticals, Inc. (b)	2,250	578,317
Mirati Therapeutics, Inc. (b)	3,300	202,620
Myriad Genetics, Inc. (b)	25,000	1,093,750
Pfenex Inc. (b)	10,064	51,528
Pieris Pharmaceuticals, Inc. (b)	1,826	10,025
REGENXBIO Inc. (b)	23,950	1,683,685

	Shares	Value

Biotechnology–(continued)

Vericel Corp. (b)	20,100	$210,045
Voyager Therapeutics, Inc. (b)	8,500	160,310
XOMA Corp. (b)	2,150	52,611
		9,056,427

Broadcasting–0.11%

Beasley Broadcast Group, Inc. -Class A	16,505	106,457

Cable & Satellite–0.10%

MSG Networks, Inc. -Class A (b)	4,100	96,555

Coal & Consumable Fuels–1.78%

Arch Coal, Inc. -Class A	3,900	329,901
Cloud Peak Energy Inc. (b)	70,510	184,031
CONSOL Energy, Inc. (b)	3,800	158,194
Hallador Energy Co.	46,600	326,666
NACCO Industries, Inc. -Class A	8,450	278,850
Peabody Energy Corp.	12,500	531,125
		1,808,767

Commercial Printing–0.95%

Cimpress N.V. (Netherlands) (b)	3,700	540,459
Ennis, Inc.	9,300	202,275
Quad/Graphics, Inc.	10,500	215,880
		958,614

Commodity Chemicals–0.52%

Methanex Corp. (Canada)	7,650	528,615

Communications Equipment–1.20%

Comtech Telecommunications Corp.	30,000	1,008,000
NETGEAR, Inc. (b)	900	59,265
PC-Tel, Inc. (b)	23,950	148,250
		1,215,515

Construction Machinery & Heavy Trucks–0.52%

Commercial Vehicle Group, Inc. (b)	23,050	161,581
Manitex International Inc. (b)	3,800	46,094
Meritor, Inc. (b)	15,250	314,150
		521,825

Consumer Electronics–0.95%

Turtle Beach Corp. (b)	16,600	451,354
ZAGG, Inc. (b)	34,450	513,305
		964,659

Consumer Finance–0.28%

Navient Corp.	13,250	175,033
Nelnet, Inc. -Class A	1,800	105,804
		280,837

Copper–0.74%

Freeport-McMoRan Inc.	45,600	752,400

Data Processing & Outsourced Services–1.50%

Alliance Data Systems Corp.	650	146,172
Cardtronics PLC -Class A (b)	28,150	712,758
Everi Holdings Inc. (b)	90,377	664,271
		1,523,201

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Department Stores–2.32%

Dillard’s, Inc. -Class A	6,950	$557,877
Kohl’s Corp.	4,300	317,641
Macy’s, Inc.	37,250	1,479,942
		2,355,460

Diversified Chemicals–0.63%

Huntsman Corp.	19,050	638,747

Diversified Metals & Mining–0.24%

Teck Resources Ltd. -Class B (Canada)	9,150	238,175

Education Services–0.50%

Cambium Learning Group Inc. (b)	42,952	509,411

Electrical Components & Equipment–0.65%

Enphase Energy Inc. (b)	111,250	661,937

Electronic Components–0.12%

Bel Fuse, Inc. -Class B	5,450	122,625

Electronic Equipment & Instruments–1.76%

Control4 Corp. (b)	32,060	815,286
Electro Scientific Industries, Inc. (b)	38,600	695,958
Mesa Laboratories, Inc.	500	101,115
Zebra Technologies Corp. -Class A (b)	1,250	172,412
		1,784,771

Fertilizers & Agricultural Chemicals–1.22%

CF Industries Holdings, Inc.	27,800	1,234,876

Food Distributors–0.15%

Chefs Warehouse, Inc. (The) (b)	5,450	146,878

Footwear–1.67%

Crocs, Inc. (b)	17,100	309,681
Deckers Outdoor Corp. (b)	10,550	1,190,356
Rocky Brands, Inc.	7,350	189,998
		1,690,035

Health Care Equipment–2.27%

Accuray Inc. (b)	63,210	243,359
Cutera, Inc. (b)	521	20,840
Fonar Corp. (b)	6,924	180,716
IntriCon Corp. (b)	8,450	490,945
iRadimed Corp. (b)	5,050	116,150
Novocure Ltd. (b)	25,150	855,100
SurModics, Inc. (b)	4,900	288,120
Tandem Diabetes Care, Inc. (b)	4,000	110,240
		2,305,470

Health Care Facilities–1.63%

AAC Holdings, Inc. (b)	16,550	171,954
Quorum Health Corp. (b)	15,865	76,787
Tenet Healthcare Corp. (b)	37,200	1,399,836
		1,648,577

Health Care Services–1.11%

American Renal Associates Holdings, Inc.(b)	16,600	267,094
Psychemedics Corp.	8,700	181,787
RadNet, Inc. (b)	50,678	679,085
		1,127,966

	Shares	Value

Health Care Supplies–2.46%

BioLife Solutions, Inc. (b)	18,350	$349,751
Haemonetics Corp. (b)	3,700	361,268
Lantheus Holdings, Inc. (b)	47,804	690,768
STAAR Surgical Co. (b)	35,450	1,093,632
		2,495,419

Health Care Technology–1.29%

Simulations Plus, Inc.	4,500	79,875
Tabula Rasa Healthcare, Inc. (b)	21,000	1,223,040
		1,302,915

Homebuilding–0.41%

KB Home	17,550	416,813

Homefurnishing Retail–1.01%

Aaron’s, Inc.	4,700	203,557
RH (b)	6,000	815,160
		1,018,717

Industrial Machinery–2.68%

DMC Global, Inc.	12,850	527,492
Harsco Corp. (b)	74,050	1,877,167
LB Foster Co. -Class A (b)	12,490	306,630
		2,711,289

Internet & Direct Marketing Retail–0.81%

Lands’ End, Inc. (b)	1,850	44,863
Qurate Retail, Inc. (b)	5,950	126,675
TripAdvisor, Inc. (b)	11,200	649,488
		821,026

Internet Software & Services–4.66%

Akamai Technologies, Inc. (b)	3,000	225,780
Blucora, Inc. (b)	11,900	413,525
Care.com, Inc. (b)	30,700	553,214
eGain Corp. (b)	33,400	434,200
Endurance International Group Holdings, Inc. (b)	49,850	408,770
Etsy, Inc. (b)	15,550	635,373
Match Group, Inc. (b)	4,300	155,316
QuinStreet, Inc. (b)	52,400	694,824
Stamps.com, Inc. (b)	1,000	261,000
Twitter, Inc. (b)	29,550	941,758
		4,723,760

IT Consulting & Other Services–0.46%

Perspecta Inc.	6,700	145,390
Teradata Corp. (b)	3,650	139,759
Unisys Corp. (b)	14,050	180,542
		465,691

Leisure Facilities–0.42%

Town Sports International Holdings, Inc. (b)	39,800	429,840

Leisure Products–0.18%

Johnson Outdoors Inc. -Class A	2,250	182,408

Life Sciences Tools & Services–0.68%

Codexis, Inc. (b)	26,800	385,920
Fluidigm Corp. (b)	47,300	302,720
		688,640

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Managed Health Care–0.18%

Triple-S Management Corp. -Class B (Puerto Rico) (b)	5,000	$177,550

Marine–0.10%

Genco Shipping & Trading Ltd. (b)	7,000	103,950

Metal & Glass Containers–0.10%

Myers Industries, Inc.	4,700	101,285

Oil & Gas Drilling–1.63%

Diamond Offshore Drilling, Inc. (b)	43,350	832,320
Noble Corp. PLC (b)	89,800	524,432
Pioneer Energy Services Corp. (b)	46,750	154,275
Rowan Cos. PLC -Class A (b)	9,500	137,560
		1,648,587

Oil & Gas Equipment & Services–0.55%

Apergy Corp. (b)	3,600	147,600
ION Geophysical Corp. (b)	16,100	412,160
		559,760

Oil & Gas Exploration & Production–6.74%

Bonanza Creek Energy, Inc. (b)	5,800	215,760
California Resources Corp. (b)	39,300	1,430,913
CNX Resources, Corp. (b)	41,850	681,318
Comstock Resources, Inc. (b)	19,100	173,810
Enerplus Corp. (Canada)	7,550	98,603
Evolution Petroleum Corp.	47,281	508,271
Marathon Oil Corp.	32,750	691,680
Murphy Oil Corp.	5,000	166,300
Panhandle Oil & Gas, Inc. -Class A	12,354	252,021
W&T Offshore, Inc. (b)	174,300	1,209,642
Whiting Petroleum Corp. (b)	28,300	1,405,095
		6,833,413

Oil & Gas Refining & Marketing–1.51%

Adams Resources & Energy, Inc.	3,600	144,000
HollyFrontier Corp.	18,600	1,387,188
		1,531,188

Oil & Gas Storage & Transportation–0.17%

Overseas Shipholding Group, Inc. -Class A (b)	47,200	169,920

Paper Products–0.82%

Resolute Forest Products Inc (b)	8,600	87,290
Verso Corp. -Class A(b)	35,750	746,102
		833,392

Personal Products–1.11%

Medifast, Inc.	6,550	1,124,504

Pharmaceuticals–7.93%

Assembly Biosciences, Inc. (b)	8,950	395,858
Collegium Pharmaceutical, Inc. (b)	26,500	510,655
Corcept Therapeutics Inc. (b)	69,100	907,283
DepoMed, Inc. (b)	76,200	675,132
Endo International PLC (b)	79,100	984,004
Endocyte, Inc. (b)	81,500	1,248,580
Horizon Pharma PLC (b)	21,550	379,927
Innoviva, Inc. (b)	83,650	1,183,647
Intersect ENT, Inc. (b)	30,605	990,072

	Shares	Value

Pharmaceuticals–(continued)

MyoKardia, Inc. (b)	2,350	$134,890
Supernus Pharmaceuticals Inc. (b)	11,900	630,105
		8,040,153

Property & Casualty Insurance–0.62%

Ambac Financial Group, Inc. (b)	30,650	625,873

Real Estate Development–0.24%

Maui Land & Pineapple Co., Inc. (b)	19,197	244,762

Real Estate Services–0.51%

Altisource Asset Management Corp. (b)	2,138	140,146
Altisource Portfolio Solutions S.A. (b)	11,350	378,068
		518,214

Regional Banks–0.43%

First Financial Northwest, Inc.	5,339	94,287
OFG Bancorp (Puerto Rico)	20,700	344,655
		438,942

Residential REITs–0.22%

BRT Apartments Corp.	17,005	223,276

Restaurants–0.33%

Noodles & Co. (b)	32,350	338,058

Semiconductor Equipment–1.40%

Amtech Systems, Inc. (b)	5,668	32,081
SolarEdge Technologies, Inc. (b)	26,100	1,389,825
		1,421,906

Semiconductors–2.42%

Adesto Technologies Corp. (b)	33,100	182,050
Micron Technology, Inc. (b)	27,650	1,459,643
Pixelworks, Inc. (b)	40,900	133,334
SMART Global Holdings, Inc. (b)	22,100	674,713
		2,449,740

Specialized Consumer Services–0.48%

H&R Block, Inc.	92	2,315
Liberty Tax, Inc.	4,950	50,985
Weight Watchers International, Inc. (b)	4,800	429,744
		483,044

Specialized REITs–1.13%

CoreCivic, Inc.	32,800	840,992
SBA Communications Corp. (b)	1,950	308,587
		1,149,579

Specialty Stores–0.52%

Hibbett Sports, Inc. (b)	22,750	522,113

Steel–0.94%

Warrior Met Coal, Inc.	36,800	952,016

Systems Software–0.72%

Dell Technologies Inc. -Class V (b)	6,200	573,624
Varonis Systems, Inc. (b)	2,650	158,404
		732,028

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value

Technology Hardware, Storage & Peripherals–0.35%

Avid Technology, Inc. (b)	25,150	$141,091
NetApp, Inc.	900	69,768
Quantum Corp. (b)	1,598	2,717
Western Digital Corp.	1,950	136,793
		350,369

Thrifts & Mortgage Finance–1.09%

Charter Financial Corp.	5,900	133,281
Federal Agricultural Mortgage Corp. - Class C	8,822	831,826
FS Bancorp, Inc.	2,300	141,151
		1,106,258

Tobacco–0.22%

Alliance One International, Inc. (b)	10,450	171,380
Turning Point Brands, Inc.	1,500	50,190
		221,570

Trading Companies & Distributors–2.37%

H&E Equipment Services, Inc.	9,400	345,826
Systemax, Inc.	33,600	1,502,592
Textainer Group Holdings Ltd. (b)	11,594	184,344
Titan Machinery, Inc. (b)	6,750	102,195

	Shares	Value

Trading Companies & Distributors–(continued)

W.W. Grainger, Inc.	780	$270,317
		2,405,274

Trucking–0.20%

USA Truck, Inc. (b)	9,400	205,108
Total Common Stocks & Other Equity Interests (Cost $75,143,240)		90,852,927

Money Market Funds–7.26%

Invesco Government & Agency Portfolio –Institutional Class, 1.82% (c)	2,575,558	2,575,558
Invesco Liquid Assets Portfolio – Institutional Class, 2.06% (c)	1,839,366	1,839,918
Invesco Treasury Portfolio – Institutional Class, 1.79% (c)	2,943,494	2,943,494
Total Money Market Funds (Cost $7,358,533)		7,358,970
TOTAL INVESTMENTS IN SECURITIES–96.90% (Cost $82,501,773)		98,211,897
OTHER ASSETS LESS LIABILITIES–3.10%		3,142,306
NET ASSETS–100.00%		$101,354,203

Investment Abbreviations:

REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

Open Over-The-Counter Total Return Swap Agreements – Equity Risk
Reference Entity	Counterparty	Maturity Dates	Floating Rate Index(1)	Payment Frequency	Notional Amount	Upfront Payments Paid (Received)	Value	Unrealized Appreciation	Net Value of Reference Entities
Equity Securities -Short	Morgan Stanley & Co. LLC	04/24/2019	Federal Funds floating rate	Monthly	$(93,025,872)	$—	$2,829,553(2)	$2,829,553 (2)	$(90,173,895)
(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $(22,424) of dividends payable and financing fees related to the reference entities.

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

The following table represents the individual short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC, as of July 31, 2018.

	Shares	Value		Percentage of Reference Entities

Equity Securities - Short

Aerospace & Defense

KeyW Holding Corp. (The)	(50,950)	$	(451,926)	(0.48)
Kratos Defense & Security Solutions, Inc.	(29,550)		(381,786)	(0.41)
Wesco Aircraft Holdings, Inc.	(21,150)		(252,743)	(0.27)
			(1,086,455)

Air Freight & Logistics

Radiant Logistics, Inc.	(35,950)		(143,441)	(0.16)

Airlines

Allegiant Travel Co.	(1,800)		(222,480)	(0.28)
Spirit Airlines, Inc.	(7,200)		(312,768)	(0.32)
			(535,248)

Alternative Carriers

Iridium Communications, Inc.	(20,200)		(349,460)	(0.39)

Apparel Retail

Francescas Holdings Corp.	(40,400)		(328,856)	(0.35)
L Brands Inc.	(12,100)		(383,207)	(0.41)
			(712,063)

Apparel, Accessories & Luxury Goods

Hanesbrands Inc.	(4,550)		(101,283)	(0.11)
Under Armour, Inc. -Class C	(30,050)		(563,137)	(0.64)
			(664,420)

Application Software

Asure Software, Inc.	(10,650)		(150,058)	(0.19)
Digimarc Corp.	(14,150)		(425,915)	(0.47)
Ellie Mae, Inc.	(3,000)		(297,660)	(0.35)
Park City Group, Inc.	(10,250)		(84,563)	(0.09)
PROS Holdings, Inc.	(4,150)		(154,131)	(0.17)
SITO Mobile Ltd.	(23,950)		(54,846)	(0.06)
Snap Inc. -Class A	(104,750)		(1,309,375)	(1.51)
			(2,476,548)

Asset Management & Custody Banks

Safeguard Scientifics, Inc.	(6,900)		(78,660)	(0.09)

Auto Parts & Equipment

LCI Industries	(8,500)		(781,575)	(0.85)

Automobile Manufacturers

Tesla, Inc.	(3,380)		(1,007,713)	(1.10)

Automotive Retail

Camping World Holdings, Inc. -Class A	(26,650)		(590,830)	(0.70)
CarMax, Inc.	(13,550)		(1,011,914)	(1.13)
Carvana Co.	(3,650)		(156,950)	(0.17)
Lithia Motors, Inc. -Class A	(450)		(40,073)	(0.05)
Monro, Inc.	(5,850)		(394,583)	(0.43)
			(2,194,350)

	Shares	Value		Percentage of Reference Entities

Biotechnology

ACADIA Pharmaceuticals In	(46,350)	$	(699,422)	(0.80)
ADMA Biologics, Inc.	(53,053)		(345,906)	(0.28)
Advaxis, Inc.	(48,550)		(70,883)	(0.08)
Calithera Biosciences, Inc.	(18,250)		(81,212)	(0.09)
Cara Therapeutics, Inc.	(6,100)		(109,373)	(0.13)
Clovis Oncology, Inc.	(18,750)		(827,625)	(0.95)
Coherus Biosciences, Inc.	(11,500)		(219,075)	(0.23)
Corbus Pharmaceuticals Holdings, Inc.	(52,700)		(266,135)	(0.30)
Flexion Therapeutics, Inc.	(20,850)		(497,481)	(0.61)
Galectin Therapeutics Inc.	(45,750)		(231,037)	(0.28)
Intercept Pharmaceuticals, Inc.	(2,950)		(268,863)	(0.30)
Intrexon Corp.	(29,750)		(436,135)	(0.46)
Invitae Corp.	(35,000)		(309,400)	(0.32)
La Jolla Pharmaceutical Co.	(13,900)		(459,673)	(0.49)
Nymox Pharmaceutical Corp. (Canada)	(11,850)		(38,039)	(0.04)
Portola Pharmaceuticals, Inc.	(25,150)		(900,370)	(1.10)
Radius Health, Inc.	(20,350)		(488,400)	(0.62)
Sage Therapeutics, Inc.	(4,450)		(642,224)	(0.80)
TESARO, Inc.	(19,950)		(694,859)	(0.86)
Tyme Technologies, Inc.	(79,252)		(229,831)	(0.25)
Ultragenyx Pharmaceutical Inc.	(15,250)		(1,206,428)	(1.34)
			(9,022,371)

Building Products

Caesarstone Ltd.	(40,350)		(635,512)	(0.68)
Johnson Controls International PLC	(11,950)		(448,244)	(0.46)
			(1,083,756)

Casinos & Gaming

Empire Resorts, Inc.	(5,800)		(80,330)	(0.12)

Commodity Chemicals

Core Molding Technologies, Inc.	(3,250)		(43,713)	(0.05)
Loop Industries, Inc. (Canada)	(10,546)		(123,599)	(0.11)
Trecora Resources	(13,677)		(205,155)	(0.22)
			(372,467)

Communications Equipment

Applied Optoelectronics, Inc.	(11,746)		(451,399)	(0.48)
EMCORE Corp.	(24,550)		(123,977)	(0.14)
Infinera Corp.	(36,600)		(304,512)	(0.35)
			(879,888)

Construction & Engineering

Argan, Inc.	(18,350)		(704,640)	(0.75)

Construction Materials

Forterra, Inc.	(72,113)		(652,623)	(0.61)
Martin Marietta Materials, Inc.	(250)		(49,855)	(0.06)
U.S. Concrete, Inc.	(5,050)		(255,025)	(0.29)
Vulcan Materials Co.	(800)		(89,600)	(0.11)
			(1,047,103)

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities

Consumer Electronics

Universal Electronics, Inc.	(16,550)	$(578,423)	(0.63)

Data Processing & Outsourced Services

Square, Inc. -Class A	(2,600)	(168,090)	(0.20)

Distributors

Core-Mark Holding Co., Inc.	(38,200)	(923,676)	(0.99)
LKQ Corp.	(6,100)	(204,472)	(0.22)
Pool Corp.	(700)	(107,275)	(0.12)
		(1,235,423)

Diversified Chemicals

LSB Industries, Inc.	(31,850)	(209,254)	(0.26)

Diversified Metals & Mining

Compass Minerals International, Inc.	(10,300)	(698,855)	(0.74)

Diversified Support Services

Healthcare Services Group, Inc.	(4,100)	(165,066)	(0.18)
Ritchie Bros. Auctioneers Inc. (Canada)	(16,300)	(542,301)	(0.57)
		(707,367)

Electrical Components & Equipment

American Superconductor Corp.	(22,850)	(118,363)	(0.12)
Revolution Lighting Technologies, Inc.	(23,350)	(93,167)	(0.10)
Sunrun Inc.	(92,750)	(1,311,485)	(1.45)
Vivint Solar, Inc.	(38,300)	(218,310)	(0.24)
		(1,741,325)

Electronic Components

Akoustis Technologies, Inc.	(23,300)	(184,769)	(0.22)
II-VI, Inc.	(18,700)	(733,040)	(0.90)
		(917,809)

Electronic Equipment & Instruments

Coherent, Inc.	(2,700)	(426,762)	(0.48)
Iteris, Inc.	(35,664)	(175,110)	(0.20)
		(601,872)

Electronic Manufacturing Services

Fabrinet (Thailand)	(318)	(12,440)	(0.01)
Maxwell Technologies, Inc.	(42,503)	(195,089)	(0.23)
		(207,529)

Environmental & Facilities Services

Team, Inc.	(33,700)	(734,660)	(0.81)

Food Retail

Caseys General Stores, Inc.	(750)	(82,035)	(0.09)

Footwear

NIKE, Inc. -Class B	(1,550)	(119,211)	(0.13)
Skechers USA, Inc. -Class A	(6,050)	(167,706)	(0.18)
		(286,917)

Gold

Tahoe Resources Inc.	(50,000)	(225,500)	(0.23)

	Shares	Value	Percentage of Reference Entities

Health Care Equipment

ConforMIS Inc.	(42,000)	$(40,320)	(0.05)
CytoSorbents Corp.	(2,550)	(30,600)	(0.03)
DexCom, Inc.	(13,900)	(1,322,307)	(1.56)
GenMark Diagnostics Inc.	(65,047)	(434,514)	(0.47)
Helius Medical Technologies, Inc.	(231)	(2,116)	(0.00)
Invacare Corp.	(33,908)	(605,258)	(0.64)
Invuity, Inc.	(22,050)	(88,200)	(0.10)
K2M Group Holdings, Inc.	(3,700)	(75,369)	(0.09)
Nevro Corp.	(11,000)	(618,860)	(0.70)
NuVasive, Inc.	(14,850)	(862,043)	(0.87)
Oxford Immunotec Global PLC	(26,000)	(340,860)	(0.35)
Penumbra, Inc.	(4,300)	(611,675)	(0.66)
Pulse Biosciences, Inc.	(19,084)	(254,962)	(0.28)
SeaSpine Holdings Corp.	(4,750)	(66,310)	(0.07)
ViewRay Inc.	(95,400)	(1,137,168)	(1.02)
Viveve Medical, Inc.	(26,000)	(52,520)	(0.07)
Wright Medical Group N.V.	(41,400)	(1,052,802)	(1.12)
		(7,595,884)

Health Care Supplies

DENTSPLY SIRONA Inc.	(8,250)	(396,908)	(0.42)
Endologix, Inc.	(83,650)	(425,778)	(0.47)
Quotient Ltd.	(50,700)	(382,785)	(0.42)
		(1,205,471)

Health Care Technology

Evolent Health, Inc. -Class A	(20,050)	(405,010)	(0.50)

Home Furnishings

Mohawk Industries, Inc.	(250)	(47,090)	(0.05)
Tempur Sealy International, Inc.	(5,100)	(249,237)	(0.29)
		(296,327)

Home Improvement Retail

Floor & Decor Holdings, Inc. -Class A	(21,150)	(1,009,912)	(1.14)
Tile Shop Holdings, Inc.	(60,450)	(501,735)	(0.57)
		(1,511,647)

Homebuilding

New Home Co. Inc. (The)	(9,950)	(91,739)	(0.11)

Homefurnishing Retail

At Home Group, Inc.	(3,350)	(121,504)	(0.14)

Housewares & Specialties

Newell Brands Inc.	(51,900)	(1,359,261)	(1.48)

Hypermarkets & Super Centers

PriceSmart, Inc.	(1,950)	(159,413)	(0.17)

Industrial Machinery

CIRCOR International, Inc.	(9,850)	(436,847)	(0.45)
Energy Recovery, Inc.	(8,500)	(68,765)	(0.08)
ExOne Co. (The)	(16,300)	(112,796)	(0.13)
		(618,408)

Integrated Telecommunication Services

IDT Corp. -Class B	(23,950)	(125,737)	(0.13)

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value		Percentage of Reference Entities

Internet & Direct Marketing Retail

Duluth Holdings, Inc. -Class B	(31,550)	$	(726,281)	(0.85)
Wayfair, Inc. -Class A	(11,700)		(1,273,194)	(1.60)
			(1,999,475)

Internet Software & Services

Benefitfocus, Inc.	(4,650)		(139,965)	(0.19)
Liquidity Services, Inc.	(33,833)		(238,523)	(0.25)
MercadoLibre Inc. (Argentina)	(3,820)		(1,309,916)	(1.46)
Pandora Media, Inc	(93,650)		(631,201)	(0.82)
Shopify, Inc. -Class A (Canada)	(8,050)		(1,112,591)	(1.50)
			(3,432,196)

Leisure Products

Mattel Inc.	(67,567)		(1,072,288)	(1.14)

Life & Health Insurance

Trupanion, Inc.	(6,200)		(257,920)	(0.31)

Life Sciences Tools & Services

Enzo Biochem, Inc.	(42,100)		(186,082)	(0.22)
NanoString Technologies, Inc.	(4,028)		(47,248)	(0.05)
			(233,330)

Marine

Matson, Inc.	(9,200)		(331,200)	(0.36)

Movies & Entertainment

AMC Entertainment Holdings, Inc. -Class A	(4,600)		(74,980)	(0.08)
Global Eagle Entertainment Inc.	(89,541)		(206,840)	(0.25)
Live Nation Entertainment, Inc.	(900)		(44,352)	(0.05)
			(326,172)

Multi-Utilities

Algonquin Power & Utilities Corp. (Canada)	(5,200)		(51,064)	(0.05)

Office Services & Supplies

NL Industries, Inc.	(4,950)		(42,323)	(0.04)

Oil & Gas Equipment & Services

Forum Energy Technologies, Inc.	(29,000)		(381,350)	(0.37)
Frank’s International N.V.	(32,350)		(272,710)	(0.29)
Geospace Technologies Corp.	(13,650)		(192,055)	(0.21)
Gulf Island Fabrication, Inc.	(16,950)		(153,397)	(0.17)
Key Energy Services, Inc.	(11,834)		(198,338)	(0.21)
Smart Sand, Inc.	(48,750)		(282,750)	(0.29)
			(1,480,600)

Oil & Gas Exploration & Production

Callon Petroleum Co.	(58,800)		(632,688)	(0.70)
Centennial Resource Development, Inc. -Class A	(23,700)		(425,652)	(0.44)
Diamondback Energy Inc.	(5,200)		(686,140)	(0.73)
Extraction Oil & Gas, Inc.	(36,400)		(550,368)	(0.56)
Jagged Peak Energy, Inc.	(56,050)		(801,515)	(0.84)
Lilis Energy, Inc.	(72,534)		(340,184)	(0.43)
Parsley Energy Inc. -Class A	(33,100)		(1,040,333)	(1.11)
Resolute Energy Corp.	(24,626)		(757,003)	(0.86)
Ring Energy, Inc.	(36,950)		(456,702)	(0.50)

	Shares	Value		Percentage of Reference Entities

Oil & Gas Exploration & Production–(continued)

Sanchez Energy Corp.	(116)	$	(516)	(0.00)
Tellurian Inc.	(176,367)		(1,377,426)	(1.44)
			(7,068,527)

Oil & Gas Refining & Marketing

Green Plains, Inc.	(41,050)		(681,430)	(0.68)
World Fuel Services Corp.	(23,950)		(666,528)	(0.58)
			(1,347,958)

Oil & Gas Storage & Transportation

Enbridge, Inc. (Canada)	(32,450)		(1,149,703)	(1.21)
Frontline Ltd. (Norway)	(100,578)		(513,954)	(0.59)
Targa Resources Corp.	(5,600)		(285,992)	(0.31)
			(1,949,649)

Paper Products

PH Glatfelter Co.	(2,650)		(43,380)	(0.06)

Personal Products

Coty Inc. -Class A	(57,050)		(765,041)	(0.86)
Revlon, Inc. -Class A	(12,655)		(197,418)	(0.22)
			(962,459)

Pharmaceuticals

Aclaris Therapeutics, Inc.	(14,509)		(248,684)	(0.27)
Aerie Pharmaceuticals, Inc.	(13,800)		(932,190)	(1.08)
Akorn, Inc.	(44,200)		(818,584)	(0.82)
Axsome Therapeutics, Inc.	(23,550)		(61,819)	(0.08)
Clearside Biomedical, Inc.	(38,800)		(345,708)	(0.42)
Medicines Co. (The)	(26,150)		(1,038,939)	(1.12)
Ocular Therapeutix, Inc.	(38,150)		(211,733)	(0.25)
Paratek Pharmaceuticals, Inc.	(35,800)		(361,580)	(0.40)
Prestige Brands Holdings, Inc.	(11,450)		(409,109)	(0.45)
Reata Pharmaceuticals, Inc. -Class A	(18,150)		(1,272,497)	(1.49)
Revance Therapeutics, Inc.	(5,254)		(151,053)	(0.17)
TherapeuticsMD, Inc.	(98,100)		(512,082)	(0.71)
Theravance Biopharma, Inc.	(4,000)		(95,800)	(0.11)
WaVe Life Sciences Ltd.	(16,250)		(656,500)	(0.68)
Zogenix, Inc.	(2,300)		(130,525)	(0.14)
Zynerba Pharmaceuticals, Inc.	(21,900)		(145,635)	(0.18)
			(7,392,438)

Property & Casualty Insurance

MBIA, Inc.	(14,950)		(153,237)	(0.15)

Railroads

Canadian National Railway Co. (Canada)	(1,600)		(142,640)	(0.15)

Real Estate Operating Companies

Transcontinental Realty Investors, Inc.	(3,350)		(116,614)	(0.13)
Trinity Place Holdings, Inc.	(5,500)		(35,365)	(0.04)
			(151,979)

Regional Banks

Bank of California, Inc.	(3,850)		(77,000)	(0.08)
Howard Bancorp, Inc.	(20,260)		(326,186)	(0.38)
MidSouth Bancorp, Inc.	(16,718)		(236,560)	(0.26)

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

	Shares	Value		Percentage of Reference Entities

Regional Banks–(continued)

Republic First Bancorp., Inc.	(36,103)	$	(285,214)	(0.30)
			(924,960)

Reinsurance

Maiden Holdings Ltd.	(49,092)		(427,100)	(0.44)

Research & Consulting Services

Willdan Group, Inc.	(9,257)		(258,085)	(0.30)

Restaurants

Fiesta Restaurant Group, Inc.	(12,500)		(363,125)	(0.41)
Habit Restaurants, Inc. (The) -Class A	(28,300)		(359,410)	(0.33)
Jamba, Inc.	(6,950)		(76,728)	(0.08)
Papa John’s International, Inc.	(10,300)		(432,188)	(0.52)
Shake Shack Inc. -Class A	(1,350)		(84,146)	(0.10)
Zoe’s Kitchen, Inc.	(24,200)		(235,950)	(0.27)
			(1,551,547)

Retail REITs

CBL & Associates Properties, Inc.	(170,700)		(930,315)	(0.98)
Pennsylvania Real Estate Investment Trust	(63,600)		(675,432)	(0.74)
			(1,605,747)

Semiconductor Equipment

AXT, Inc.	(43,950)		(331,822)	(0.40)
CyberOptics Corp.	(5,601)		(105,019)	(0.11)
PDF Solutions, Inc.	(34,273)		(359,867)	(0.42)
Photronics, Inc.	(18,450)		(166,050)	(0.18)
			(962,758)

Semiconductors

Advanced Micro Devices Inc.	(18,300)		(335,439)	(0.33)
Alpha & Omega Semiconductor Ltd.	(8,600)		(114,896)	(0.13)
Cree, Inc.	(1,600)		(75,440)	(0.08)
Everspin Technologies, Inc.	(17,450)		(153,560)	(0.17)
GSI Technology, Inc.	(8,850)		(60,622)	(0.07)
Impinj, Inc.	(25,900)		(551,929)	(0.71)
Inphi Corp.	(1,250)		(39,300)	(0.05)
MACOM Technology Solutions Holdings, Inc.	(23,600)		(491,588)	(0.60)
NeoPhotonics Corp.	(51,492)		(328,004)	(0.35)
Universal Display Corp.	(13,650)		(1,314,495)	(1.44)
			(3,465,273)

Soft Drinks

Celsius Holdings, Inc.	(14,400)		(61,488)	(0.07)

Specialized Finance

On Deck Capital, Inc.	(67,372)		(460,824)	(0.53)

	Shares	Value		Percentage of Reference Entities

Specialty Chemicals

Advanced Emissions Solutions, Inc.	(21,215)	$	(240,790)	(0.26)
Albemarle Corp.	(3,600)		(339,120)	(0.35)
Flotek Industries, Inc.	(51,900)		(160,890)	(0.17)
Northern Technologies International Corp.	(595)		(22,551)	(0.02)
Sherwin-Williams Co. (The)	(800)		(352,584)	(0.36)
			(1,115,935)

Specialty Stores

Barnes & Noble, Inc.	(70,700)		(431,270)	(0.43)
Big 5 Sporting Goods Corp.	(22,250)		(143,512)	(0.16)
Build-A-Bear Workshop, Inc.	(11,250)		(91,125)	(0.09)
MarineMax, Inc.	(6,150)		(115,312)	(0.14)
Ulta Beauty Inc.	(4,350)		(1,063,097)	(1.19)
Vitamin Shoppe, Inc.	(25,150)		(210,003)	(0.21)
			(2,054,319)

Steel

AK Steel Holding Corp.	(32,850)		(152,095)	(0.18)
Ampco-Pittsburgh Corp.	(12,550)		(132,402)	(0.13)
Haynes International, Inc.	(1,650)		(70,059)	(0.07)
Ramaco Resources, Inc.	(39,337)		(256,871)	(0.28)
			(611,427)

Systems Software

SecureWorks Corp. -Class A	(27,891)		(357,563)	(0.41)

Technology Distributors

PCM Inc.	(6,200)		(137,020)	(0.11)

Technology Hardware, Storage & Peripherals

3D Systems Corp.	(36,050)		(438,728)	(0.60)
Diebold Nixdorf, Inc.	(26,000)		(295,100)	(0.33)
Intevac, Inc.	(22,300)		(104,810)	(0.12)
			(838,638)

Thrifts & Mortgage Finance

Meta Financial Group, Inc.	(9,673)		(865,250)	(1.02)

Trading Companies & Distributors

EnviroStar, Inc.	(5,861)		(235,026)	(0.25)
Huttig Building Products, Inc.	(29,300)		(134,780)	(0.13)
NOW Inc.	(37,550)		(561,372)	(0.57)
			(931,178)
Total Equity Securities - Short		$	(90,173,895)

See accompanying notes which are an integral part of this schedule.

Invesco All Cap Market Neutral Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco All Cap Market Neutral Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed

Invesco All Cap Market Neutral Fund

E.	Forward Foreign Currency Contracts – (continued)

upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

G.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

H.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco All Cap Market Neutral Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended July 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$90,852,927	$—	$—	$90,852,927
Money Market Funds	7,358,970	—	—	7,358,970
Total Investments in Securities	98,211,897	—	—	98,211,897
Other Investments – Assets*
Swap Agreements	—	2,829,553	—	2,829,553
Total Investments	$98,211,897	$2,829,553	$—	$101,041,450
*	Unrealized appreciation.

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2018:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements—OTC	$2,829,553
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$2,829,553

Invesco All Cap Market Neutral Fund

Effect of Derivative Investments for the nine months ended July 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Swap agreements	$(27,060,644)
Change in Net Unrealized Appreciation:
Swap agreements	1,973,254
Total	$(25,087,390)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$103,732,892

Invesco All Cap Market Neutral Fund

Invesco Balanced-Risk Allocation Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	IBRA-QTR-1 09/18	Invesco Advisers, Inc.

Consolidated Schedule of Investments

July 31, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–33.96%

U.S. Treasury Bills–13.40%(a)
U.S. Treasury Bills	1.85%	08/09/2018	$207,200,000	$207,123,061
U.S. Treasury Bills	2.08%	12/13/2018	260,000,000	258,035,411
U.S. Treasury Bills	2.09%	12/27/2018	134,000,000	132,841,756
				598,000,228

U.S. Treasury Notes–20.56%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate) (b)	1.98%	01/31/2020	334,000,000	334,024,693
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%) (b)	2.01%	04/30/2020	346,240,000	346,295,582
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%) (b)	2.02%	07/31/2020	237,520,000	237,385,630
				917,705,905
Total U.S. Treasury Securities (Cost $1,515,773,962)				1,515,706,133

		Expiration Date

Commodity-Linked Securities–3.71%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.03% (linked to the Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index, multiplied by 2) (Canada) (c)(d)		08/23/2019	68,200,000	71,685,897
RBC Capital Markets, LLC, Commodity-Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basket 07 Excess Return Index) (c)(d)		08/30/2019	88,700,000	93,923,357
Total Commodity-Linked Securities (Cost $156,900,000)				165,609,254

			Shares

Money Market Funds–57.10%
Invesco Government & Agency Portfolio – Institutional Class, 1.82% (e)			870,504,279	870,504,279
Invesco Liquid Assets Portfolio – Institutional Class, 2.06% (e)			212,811,552	212,875,395
Invesco Treasury Obligations Portfolio – Institutional Class, 1.79% (e)			1,000,000,000	1,000,000,000
Invesco Treasury Portfolio – Institutional Class, 1.79% (e)			340,489,462	340,489,462
STIC (Global Series) PLC – U.S. Dollar Liquidity Portfolio (Ireland) – Institutional Class, 2.08% (e)			124,452,564	124,452,564
Total Money Market Funds (Cost $2,548,279,548)				2,548,321,700
TOTAL INVESTMENTS IN SECURITIES–94.77% (Cost $4,220,953,510)				4,229,637,087
OTHER ASSETS LESS LIABILITIES–5.23%				233,381,365
NET ASSETS–100.00%				$4,463,018,452

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Open Futures Contracts(f)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Brent Crude	1,140	January-2019	$ 84,793,200	$(2,272,365)	$ (2,272,365)
Gasoline Reformulated Blendstock Oxygenate Blending	1,622	September-2018	141,731,982	6,393,666	6,393,666
Natural Gas	180	December-2018	5,313,600	(100,987)	(100,987)
New York Harbor Ultra-Low Sulfur Diesel	547	November-2018	49,407,884	(709,062)	(709,062)
Silver	735	September-2018	57,179,325	(3,162,653)	(3,162,653)
WTI Crude	988	September-2018	67,934,880	(3,014,401)	(3,014,401)
Subtotal—Commodity Risk				(2,865,802)	(2,865,802)
E-Mini Russell 2000 Index	3,580	September-2018	299,359,600	(926,667)	(926,667)
E-Mini S&P 500 Index	2,180	September-2018	307,063,900	3,968,649	3,968,649
EURO STOXX 50 Index	10,270	September-2018	423,325,140	10,735,220	10,735,220
FTSE 100 Index	3,850	September-2018	389,256,913	2,750,628	2,750,628
Hang Seng Index	1,490	August-2018	269,846,032	(3,360,815)	(3,360,815)
Tokyo Stock Price Index	2,825	September-2018	441,631,266	(6,133,651)	(6,133,651)
Subtotal—Equity Risk				7,033,364	7,033,364
Australia 10 Year Bonds	12,150	September-2018	1,166,347,319	12,308,498	12,308,498
Canada 10 Year Bonds	9,000	September-2018	932,413,422	3,839,835	3,839,835
Euro Bonds	2,750	September-2018	519,594,797	2,258,249	2,258,249
Long Gilt	4,290	September-2018	690,791,152	3,664,420	3,664,420
U.S. Treasury Long Bonds	2,630	September-2018	376,007,813	199,898	199,898
Subtotal—Interest Rate Risk				22,270,900	22,270,900
Total Futures Contracts				$26,438,462	$ 26,438,462

Open Over-The-Counter Total Return Swap Agreements(g)(h)
Counterparty	Pay/ Receive	Reference Entity(d)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33%	Monthly	100,500	October-2018	$49,948,832	$—	$ 911,646	$ 911,646
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	840,000	April-2019	64,567,272	—	1,637,328	1,637,328
Cargill, Inc.	Receive	Monthly Rebalance Commodity Excess Return Index	0.47	Monthly	137,484	July-2019	106,820,201	—	0	0
Goldman Sachs International	Receive	Goldman Sachs Commodity Strategy 1072 Index	0.40	Monthly	845,045	July-2019	65,494,883	—	2,113,214	2,113,214
JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	198,500	April-2019	55,100,364	—	421,733	421,733
Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30	Monthly	280,000	December-2018	15,273,076	—	115,752	115,752
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	187,000	June-2019	28,709,755	—	0	0
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	56,000	September-2018	34,051,657	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	1,475,000	November-2018	61,810,878	—	0	0

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(g)(h) – (continued)
Counterparty	Pay/ Receive	Reference Entity(d)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38%	Monthly	582,000	October-2018	$61,547,664	$—	$ 435,860	$ 435,860
Subtotal—Appreciation—Commodity Risk								—	5,635,533	5,635,533
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	636,000	October-2018	62,344,854	—	(40,386)	(40,386)
Subtotal—Commodity Risk								—	(40,386)	(40,386)
Goldman Sachs International	Receive	Hang Seng Index Futures	—	Monthly	105	August-2018	19,260,111	—	(240,109)	(240,109)
Subtotal—Equity Risk								—	(240,109)	(240,109)
Subtotal—Depreciation								—	(280,495)	(280,495)
Total—Total Return Swap Agreements								$—	$ 5,355,038	$ 5,355,038

Investment Abbreviations:

EMTN —European	Medium-Term Notes

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the most recent auction date of the security prior to period-end.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2018.

(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2018 was $165,609,254, which represented 3.71% of the Fund’s Net Assets.

(d)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components

Reference Entity	Underlying Components	Percentage

Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index
	Long Futures Contracts

	Coffee ‘C’	4.39%

	Corn	5.04

	Cotton No. 2	20.55

	Lean Hogs	0.51

	Live Cattle	1.75

	Soybean Meal	19.44

	Soybean Oil	4.39

	Soybeans	19.15

	Sugar No. 11	19.96

	Wheat	4.82

	Total	100.00%

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Reference Entity Components-(continued)

Reference Entity	Underlying Components	Percentage

RBC Enhanced Agricultural Basket 07 Excess Return Index
	Long Futures Contracts

	Coffee ‘C’	4.39%

	Corn	5.04

	Cotton No. 2	20.55

	Lean Hogs	0.51

	Live Cattle	1.75

	Soybean Meal	19.44

	Soybean Oil	4.39

	Soybeans	19.15

	Sugar No. 11	19.96

	Wheat	4.82

	Total	100.00%

Barclays Commodity Strategy 1452 Excess Return Index
	Long Futures Contracts

	Copper	100.00%

Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts

	Copper	100.00%

Monthly Rebalance Commodity Excess Return Index
	Long Futures Contracts

	Coffee ‘C’	4.39%

	Corn	5.04

	Cotton No. 2	20.55

	Lean Hogs	0.51

	Live Cattle	1.75

	Soybean Meal	19.44

	Soybean Oil	4.39

	Soybeans	19.15

	Sugar No. 11	19.96

	Wheat	4.82

	Total	100.00%

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Reference Entity Components-(continued)

Reference Entity	Underlying Components	Percentage

Goldman Sachs Commodity Strategy 1072 Index
	Long Futures Contracts

	Coffee ‘C’	4.39%

	Corn	5.04

	Cotton No. 2	20.55

	Lean Hogs	0.51

	Live Cattle	1.75

	Soybean Meal	19.44

	Soybean Oil	4.39

	Soybeans	19.15

	Sugar No. 11	19.96

	Wheat	4.82

	Total	100.00%

J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts

	Gas Oil	100.00%

Macquarie Aluminum Dynamic Selection Index
	Long Futures Contracts

	Aluminum	100.00%

Merrill Lynch Gold Excess Return Index
	Long Futures Contracts

	Gold	100.00%

MLCX Dynamic Enhanced Copper Excess Return Index
	Long Futures Contracts

	Copper	100.00%

MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts

	Natural Gas	100.00%

S&P GSCI Aluminum Dynamic Roll Index Excess Return
	Long Futures Contracts

	Aluminum	100.00%

S&P GSCI Gold Index Excess Return
	Long Futures Contracts

	Gold	100.00%

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

(f)	Futures contracts collateralized by $198,220,000 cash held with Bank of America Merrill Lynch, the futures commission merchant.

(g)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

(h)	Open Over-The-Counter total return swap agreements are collateralized by cash held with Counterparties in the amount of $32,455,501.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Allocation Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high

Invesco Balanced-Risk Allocation Fund

A.	Security Valuations – (continued)

inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Invesco Balanced-Risk Allocation Fund

D.	Structured Securities– (continued)

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

E.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

F.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

G.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and

Invesco Balanced-Risk Allocation Fund

G.	Futures Contracts– (continued)

the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

H.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

I.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

J.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

K.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco Balanced-Risk Allocation Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended July 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$1,515,706,133	$—	$1,515,706,133
Commodity-Linked Securities	—	165,609,254	—	165,609,254
Money Market Funds	2,548,321,700	—	—	2,548,321,700
Total Investments in Securities	2,548,321,700	1,681,315,387	—	4,229,637,087
Other Investments – Assets*
Futures Contracts	46,119,063	—	—	46,119,063
Swap Agreements	—	5,635,533	—	5,635,533
	46,119,063	5,635,533	—	51,754,596
Other Investments – Liabilities*
Futures Contracts	(19,680,601)	—	—	(19,680,601)
Swap Agreements	—	(280,495)	—	(280,495)
	(19,680,601)	(280,495)	—	(19,961,096)
Total Other Investments	26,438,462	5,355,038	—	31,793,500
Total Investments	$2,574,760,162	$1,686,670,425	$—	$4,261,430,587
*	Unrealized appreciation (depreciation).

Invesco Balanced-Risk Allocation Fund

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2018:

	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts—Exchange-Traded	$6,393,666	$17,454,497	$22,270,900	$46,119,063
Unrealized appreciation on swap agreements—OTC	5,635,533	—	—	5,635,533
Total Derivative Assets	12,029,199	17,454,497	22,270,900	51,754,596
Derivatives not subject to master netting agreements	(6,393,666)	(17,454,497)	(22,270,900)	(46,119,063)
Total Derivative Assets subject to master netting agreements	$5,635,533	$—	$—	$5,635,533

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts—Exchange-Traded	$(9,259,468)	$(10,421,133)	$—	$(19,680,601)
Unrealized depreciation on swap agreements—OTC	(40,386)	(240,109)	—	(280,495)
Total Derivative Liabilities	(9,299,854)	(10,661,242)	—	(19,961,096)
Derivatives not subject to master netting agreements	9,259,468	10,421,133	—	19,680,601
Total Derivative Liabilities subject to master netting agreements	$(40,386)	$(240,109)	$—	$(280,495)

Effect of Derivative Investments for the nine months ended July 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$80,445,317	$163,953,573	$(70,805,071)	$173,593,819
Swap agreements	(39,272,649)	3,649,062	(1,127,487)	(36,751,074)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(26,718,508)	(87,466,685)	43,238,260	(70,946,933)
Swap agreements	5,220,877	(138,150)	—	5,082,727
Total	$19,675,037	$79,997,800	$(28,694,298)	$70,978,539

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$5,543,912,447	$975,583,079

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	BRCS-QTR-1 09/18	Invesco Advisers, Inc.

Consolidated Schedule of Investments

July 31, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Securities–30.09%

U.S. Treasury Bills–12.39%(a)

U.S. Treasury Bills (b)	1.85%	08/09/2018	$72,440,000	$72,413,101
U.S. Treasury Bills	2.08%	12/13/2018	43,000,000	42,675,087
U.S. Treasury Bills (b)	2.09%	12/27/2018	25,650,000	25,428,292
				140,516,480

U.S. Treasury Notes–17.70%(c)

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)	2.01%	01/31/2020	62,880,000	62,884,649
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)	2.04%	04/30/2020	64,000,000	64,010,274
U.S. Treasury Floating Rate Notes) (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)	2.05%	07/31/2020	74,000,000	73,958,136
				200,853,059
Total U.S. Treasury Securities (Cost $341,399,361)				341,369,539

		Expiration Date

Commodity-Linked Securities–4.85%

Barclays Bank PLC (United Kingdom), U.S. Federal Funds (Effective) rate minus 0.06% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 3) (d)		08/19/2019	26,800,000	26,724,683
International Bank for Reconstruction and Development, 3 month USD LIBOR rate minus 0.78% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 2)		01/30/2020	30,000,000	28,326,703
Total Commodity-Linked Securities (Cost $56,800,000)				55,051,386

			Shares
Exchange-Traded Fund–0.97%

Invesco DB Gold Fund (Cost $15,039,781) (e)			285,000	11,006,700

Money Market Funds–59.67%

Invesco Government & Agency Portfolio –Institutional Class, 1.82% (f)			203,206,398	203,206,398
Invesco Liquid Assets Portfolio –Institutional Class, 2.06% (f)			125,040,096	125,077,608
Invesco Treasury Portfolio –Institutional Class, 1.79% (f)			200,061,026	200,061,026
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland) – Institutional Class (Ireland), 1.70% (f)			148,537,063	148,537,063
Total Money Market Funds (Cost $676,863,783)				676,882,095
TOTAL INVESTMENTS IN SECURITIES–95.58% (Cost $1,090,102,925)				1,084,309,720
OTHER ASSETS LESS LIABILITIES–4.42%				50,193,502
NET ASSETS–100.00%				$1,134,503,222

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Cocoa	32	December-2018	$710,400	$(92,805)	$(92,805)
Coffee C	87	September-2018	3,585,488	(101,021)	(101,021)
Corn	388	December-2018	7,498,100	(302,287)	(302,287)
Cotton No. 2	1,564	December-2018	70,059,380	9,945,726	9,945,726
LME Nickel	270	September-2018	22,659,750	(173,836)	(173,836)
Natural Gas	508	November-2018	14,996,160	(270,363)	(270,363)
NYH RBOB Gasoline (Globex)	960	August-2018	83,885,760	3,784,137	3,784,137
Soybean	1,672	November-2018	76,828,400	(3,938,659)	(3,938,659)
Wheat	595	December-2018	17,054,188	627,378	627,378
Subtotal—Long				9,478,270	9,478,270

Short Futures Contracts
Lean Hogs	95	December-2018	(1,768,900)	276,989	276,989
LME Nickel	365	September-2018	(30,632,625)	2,943,268	2,943,268
LME Zinc	154	August-2018	(10,148,600)	359,898	359,898
Subtotal—Short				3,580,155	3,580,155
Total Futures Contracts—Commodity Risk				$13,058,425	$13,058,425

Open Over-The-Counter Total Return Swap Agreements(g)(h)
Counterparty	Pay/ Receive	Reference Entity(i)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	Barclays Heating Oil Roll Yield Excess Return Index	0.37%	Monthly	128,500	January-2019	$34,905,730	$—	$1,237,635	$1,237,635
Barclays Bank PLC	Receive	Barclays WTI Crude Roll Yield Excess Return Index	0.35	Monthly	96,000	March-2019	28,937,981	—	868,234	868,234
Canadian Imperial Bank of Commerce	Receive	CIBC Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	637,000	April-2019	48,963,515	—	1,241,640	1,241,640
Goldman Sachs International	Receive	Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index	0.45	Monthly	660,000	October-2018	32,222,837	—	1,562,827	1,562,827
Goldman Sachs International	Receive	S&P GSCI Soybean Meal Excess Return Index	0.30	Monthly	81,050	June-2019	87,238,573	—	3,619,450	3,619,450
JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	73,800	April-2019	20,485,677	—	156,796	156,796
Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30	Monthly	1,222,000	December-2018	66,656,067	—	505,175	505,175
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	82,700	September-2018	50,287,000	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	912,000	November-2018	38,217,980	—	0	0
Morgan Stanley Capital Services LLC	Receive	MS Soybean Oil Dynamic Roll Index	0.30	Monthly	36,000	April-2019	4,582,771	—	188,683	188,683
Royal Bank of Canada	Receive	RBC Enhanced Brent Crude Oil 01 Excess Return Index	0.35	Monthly	119,100	March-2019	43,310,870	—	0	0
Royal Bank of Canada	Receive	RBC Enhanced Copper LME 01 Excess Return Index	0.28	Monthly	1,700	May-2019	967,514	—	0	0
Subtotal—Appreciation								—	9,380,440	9,380,440

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements(g)(h) – (continued)
Counterparty	Pay/ Receive	Reference Entity(i)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	Barclays Live Cattle Roll Yield Excess Return Index	0.47	Monthly	94,300	May-2019	$11,647,615	$—	$(17,474)	$ (17,474)
Goldman Sachs International	Receive	Enhanced Strategy Sugar A141 on the S&P GSCI Sugar Excess Return Index	0.37	Monthly	317,000	March-2019	49,375,191	—	(2,607,262)	(2,607,262)
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	225,500	October-2018	22,104,976	—	(14,319)	(14,319)
Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Silver type A Excess Return Index	0.16	Monthly	93,500	December-2018	16,635,361	—	(32,014)	(32,014)
Macquarie Bank Ltd.	Receive	Modified Macquarie Single Commodity Sugar type A Excess Return Index	0.34	Monthly	127,500	January-2019	18,068,229	—	(768,532)	(768,532)
Subtotal—Depreciation								—	(3,439,601)	(3,439,601)
Total Open Over-The-Counter Total Return Swap Agreements—Commodity Risk								$—	$5,940,839	$5,940,839

Investment Abbreviations:
Barclays Diversified Energy- Metals Total Return Index	—	a basket of indices that provide exposure to various components of the energy and metals markets. The underlying commodities comprising the indices are: Brent Crude Oil, Copper, Gasoil, Gold, Silver, Unleaded Gasoline, and WTI Crude Oil.
LIBOR	—	London Interbank Offered Rate
USD	—	U.S. Dollar

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2018.

(d)

Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at July 31, 2018 represented 2.36% of the Fund’s Net Assets.

(e)	Affiliated company. The security and the Fund are affiliated by having the same investment adviser. See Note 4.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

(g)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

(h)	Open Over-The-Counter Total Return swap agreements are collateralized by cash held with Counterparties in the amount of $41,879,780.

(i)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Barclays Heating Oil Roll Yield Excess Return Index
	Long Futures Contracts

	Heating Oil	100%

Barclays WTI Crude Roll Yield Excess Return Index
	Long Futures Contracts

	WTI Crude	100%

CIBC Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts

	Copper	100%

Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index
	Long Futures Contracts

	Cotton No.2	100%

S&P GSCI Soybean Meal Excess Return Index
	Long Futures Contracts

	Soybean Meal	100%

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components – (continued)
Reference Entity	Underlying Components	Percentage
J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts

	Gas Oil	100%

Macquarie Aluminum Dynamic Selection Index
	Long Futures Contracts

	Aluminum	100%

MLCX Dynamic Enhanced Copper Excess Return Index
	Long Futures Contracts

	Copper	100%

MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts

	Natural Gas	100%

MS Soybean Oil Dynamic Roll Index
	Long Futures Contracts

	Soybean Oil	100%

RBC Enhanced Brent Crude Oil 01 Excess Return Index
	Long Futures Contracts

	Brent Crude	100%

RBC Enhanced Copper LME 01 Excess Return Index
	Long Futures Contracts

	Copper	100%

Barclays Live Cattle Roll Yield Excess Return Index
	Long Futures Contracts

	Live Cattle	100%

Enhanced Strategy Sugar A141 on the S&P GSCI Sugar Excess Return Index
	Long Futures Contracts

	Sugar	100%

S&P GSCI Gold Index Excess Return
	Long Futures Contracts

	Gold	100%

Macquarie Single Commodity Silver type A Excess Return Index
	Long Futures Contracts

	Silver	100%

Modified Macquarie Single Commodity Sugar type A Excess Return Index
	Long Futures Contracts

	Sugar	100%

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Commodity Strategy Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Invesco Balanced-Risk Commodity Strategy Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

Invesco Balanced-Risk Commodity Strategy Fund

D.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

E.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

F.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk.

Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Invesco Balanced-Risk Commodity Strategy Fund

F.	Swap Agreements – (continued)

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

G.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

H.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

I.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended July 31, 2018, there were no material transfers between valuation levels.

Invesco Balanced-Risk Commodity Strategy Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$341,369,539	$—	$341,369,539
Commodity-Linked Securities	—	55,051,386	—	55,051,386
Exchange-Traded Fund	11,006,700	—	—	11,006,700
Money Market Funds	676,882,095	—	—	676,882,095
Total Investments in Securities	687,888,795	396,420,925	—	1,084,309,720

Other Investments – Assets*
Futures Contracts	17,937,396	—	—	17,937,396
Swap Agreements	—	9,380,440	—	9,380,440
	17,937,396	9,380,440	—	27,317,836

Other Investments – Liabilities*
Futures Contracts	(4,878,971)	—	—	(4,878,971)
Swap Agreements	—	(3,439,601)	—	(3,439,601)
	(4,878,971)	(3,439,601)	—	(8,318,572)
Total Other Investments	13,058,425	5,940,839	—	18,999,264
Total Investments	$700,947,220	$402,361,764	$—	$1,103,308,984
*	Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2018:

Value
Derivative Assets	Commodity Risk
Unrealized appreciation on futures contracts—Exchange-Traded	$17,937,396
Unrealized appreciation on swap agreements—OTC	9,380,440
Total Derivative Assets	27,317,836
Derivatives not subject to master netting agreements	(17,937,396)
Total Derivative Assets subject to master netting agreements	$ 9,380,440

Value
Derivative Liabilities	Commodity Risk
Unrealized depreciation on futures contracts—Exchange-Traded	$(4,878,971)
Unrealized depreciation on swap agreements—OTC	(3,439,601)
Total Derivative Liabilities	(8,318,572)
Derivatives not subject to master netting agreements	4,878,971
Total Derivative Liabilities subject to master netting agreements	$(3,439,601)

Invesco Balanced-Risk Commodity Strategy Fund

Effect of Derivative Investments for the nine months ended July 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Consolidated Statement of Operations
Commodity Risk
Realized Gain (Loss):
Futures contracts	$2,037,728
Swap agreements	(45,111,588)
Change in Net Unrealized Appreciation:
Futures contracts	14,439,018
Swap agreements	1,943,081
Total	$(26,691,761)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$274,953,483	$723,103,450

NOTE 4 — Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco DB Gold Fund are subsidiaries of Invesco Ltd. and therefore, Invesco DB Gold Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco DB Gold Fund for the nine months ended July 31, 2018.

	Value 10/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 07/31/18	Dividend Income
Invesco DB Gold Fund	$ 8,284,050	$ 3,364,951	$—	$ (642,301)	$ —	$11,006,700	$ 8,614

Invesco Balanced-Risk Commodity Strategy Fund

Invesco Developing Markets Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	DVM-QTR-1 09/18	Invesco Advisers, Inc.

Schedule of Investments

July 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–93.86%

Brazil–18.85%

Ambev S.A. -ADR	13,641,842	$70,119,068
Arcos Dorados Holdings, Inc. -Class A (a)	9,746,094	68,222,658
B3 S.A.–Brasil, Bolsa, Balcão	19,326,820	121,883,630
Banco Bradesco S.A. -ADR	10,439,452	84,350,772
BR Malls Participacoes S.A. (b)	10,462,817	27,681,180
Duratex S.A.	4,476,942	12,142,720
Fleury S.A.	8,997,500	65,108,598
Kroton Educacional S.A.	8,650,989	25,814,903
Raia Drogasil S.A.	1,039,300	20,540,664
TOTVS S.A.	1,387,900	10,967,712
Wilson Sons Ltd. -BDR	962,600	11,592,338
		518,424,243

China–13.89%

Baidu, Inc. -ADR(b)	98,098	24,247,863
China Mengniu Dairy Co. Ltd.	9,902,000	30,801,038
China Mobile Ltd.	4,998,000	45,202,068
Henan Shuanghui Investment & Development Co., Ltd. -Class A	14,014,717	51,954,380
Industrial & Commercial Bank of China Ltd. -Class H	58,050,000	42,969,595
Inner Mongolia Yili Industrial Group Co., Ltd. -Class A	9,140,020	35,491,605
Kweichow Moutai Co., Ltd. -Class A	362,161	38,666,167
Sunny Optical Technology Group Co., Ltd.	1,455,700	24,145,381
Want Want China Holdings Ltd.	24,950,000	20,629,949
Wuliangye Yibin Co., Ltd. -Class A	4,538,669	48,166,011
Yum China Holdings, Inc.	547,400	19,750,192
		382,024,249

Egypt–0.57%

EFG-Hermes Holding Co. (b)	16,152,502	15,730,410

France–1.57%

Bollore S.A.	9,268,497	43,157,379

Hong Kong–2.69%

Galaxy Entertainment Group Ltd.	6,585,000	52,896,115
Lee & Man Paper Manufacturing Ltd.	21,593,000	21,048,298
		73,944,413

Hungary–2.53%

Richter Gedeon Nyrt	3,854,462	69,698,463

Indonesia–6.96%

PT Bank Central Asia Tbk	46,011,600	74,266,296
PT Bank Mandiri Persero Tbk	135,218,600	62,358,092

	Shares	Value

Indonesia–(continued)

PT Telekomunikasi Indonesia Persero Tbk	221,321,600	$54,672,009
		191,296,397

Israel–0.68%

Israel Chemicals Ltd.	3,907,788	18,708,481

Malaysia–2.90%

Public Bank Bhd.	13,492,400	79,859,076

Mexico–9.74%

Bolsa Mexicana de Valores, S.A.B. de C.V.	20,598,400	38,681,923
Fomento Economico Mexicano, S.A.B. de C.V. -ADR	894,371	87,773,570
GMexico Transportes, S.A.B. de C.V. (c)	26,168,230	44,438,008
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	3,478,298	21,146,648
Grupo Aeroportuario del Pacífico, S.A.B. de C.V. -Class B	4,969,898	47,011,728
Kimberly-Clark de Mexico, S.A.B. de C.V. -Class A	15,567,001	28,665,449
		267,717,326

Nigeria–1.17%

Zenith Bank PLC	504,865,834	32,068,252

Peru–1.82%

Credicorp Ltd.	218,960	50,091,479

Philippines–1.65%

SM Investments Corp.	964,330	17,250,984
SM Prime Holdings Inc.	39,697,200	28,218,987
		45,469,971

Russia–10.69%

Gazprom PAO -ADR (b)	6,281,713	28,160,920
Mobile TeleSystems PJSC -ADR	2,786,494	24,437,552
Sberbank of Russia PJSC	14,935,144	51,365,007
Sberbank of Russia PJSC -Preference Shares	33,146,390	96,785,669
Yandex N.V. -Class A (b)	2,592,126	93,212,851
		293,961,999

South Korea–5.90%

NAVER Corp.	119,735	76,637,250
Samsung Electronics Co., Ltd.	2,060,950	85,501,168
		162,138,418

Taiwan–2.91%

Taiwan Semiconductor Manufacturing Co., Ltd.	10,018,000	79,985,718

See accompanying notes which are an integral part of this schedule.

Invesco Developing Markets Fund

	Shares	Value

Thailand–2.88%

Kasikornbank PCL	11,691,500	$79,067,854

Turkey–4.84%

Anadolu Efes Biracilik Ve Malt Sanayii A.S.	3,181,985	13,408,681
EIS Eczacibasi Ilac ve, Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A.S.	12,948,995	9,393,315
Haci Omer Sabanci Holding A.S.	40,270,755	69,634,533
Tupras-Turkiye Petrol Rafinerileri A.S.	1,857,272	40,656,774
		133,093,303

United Arab Emirates–1.62%

Emaar Properties PJSC	31,048,100	44,630,350
Total Common Stocks & Other Equity Interests (Cost $2,346,541,328)		2,581,067,781

	Shares	Value

Money Market Funds–6.21%

Invesco Government & Agency Portfolio –Institutional Class, 1.82% (d)	59,829,309	$59,829,309
Invesco Liquid Assets Portfolio –Institutional Class, 2.06% (d)	42,725,892	42,738,710
Invesco Treasury Portfolio –Institutional Class, 1.79% (d)	68,376,353	68,376,353
Total Money Market Funds (Cost $170,941,886)		170,944,372
TOTAL INVESTMENTS IN SECURITIES–100.07% (Cost $2,517,483,214)		2,752,012,153
OTHER ASSETS LESS LIABILITIES–(0.07)%		(1,991,452)
NET ASSETS–100.00%		$2,750,020,701

Investment Abbreviations:

ADR	—American Depositary Receipt
BDR	—Brazilian Depositary Receipt

Notes to Schedule of Investments:

(a)

Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of July 31, 2018 represented 2.48% of the Fund’s Net Assets. See Note 3.

(b)	Non-income producing security.

(c)

Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at July 31, 2018 represented 1.62% of the Fund’s Net Assets.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Developing Markets Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Developing Markets Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Developing Markets Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended July 31, 2018, there were transfers from Level 1 to Level 2 of $307,940,332 and from Level 2 to Level 1 of $462,288,889, due to foreign fair value adjustments.

Invesco Developing Markets Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$518,424,243	$—	$—	$518,424,243
China	107,597,599	274,426,650	—	382,024,249
Egypt	—	15,730,410	—	15,730,410
France	43,157,379	—	—	43,157,379
Hong Kong	52,896,115	21,048,298	—	73,944,413
Hungary	69,698,463	—	—	69,698,463
Indonesia	136,624,388	54,672,009	—	191,296,397
Israel	—	18,708,481	—	18,708,481
Malaysia	79,859,076	—	—	79,859,076
Mexico	267,717,326	—	—	267,717,326
Nigeria	32,068,252	—	—	32,068,252
Peru	50,091,479	—	—	50,091,479
Philippines	45,469,971	—	—	45,469,971
Russia	145,811,323	148,150,676	—	293,961,999
South Korea	76,637,250	85,501,168	—	162,138,418
Taiwan	—	79,985,718	—	79,985,718
Thailand	79,067,854	—	—	79,067,854
Turkey	—	133,093,303	—	133,093,303
United Arab Emirates	44,630,350	—	—	44,630,350
Money Market Funds	170,944,372	—	—	170,944,372
Total Investments	$1,920,695,440	$831,316,713	$—	$2,752,012,153

NOTE 3 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the nine months ended July 31, 2018.

	Value 10/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 07/31/18	Dividend Income
Arcos Dorados Holdings, Inc. - Class A	$90,686,940	$6,939,938	$—	$(29,404,220)	$—	$68,222,658	$—

Invesco Developing Markets Fund

Invesco Emerging Markets Equity Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	EME-QTR-1 09/18	Invesco Advisers, Inc.

Schedule of Investments

July 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–94.45%

Argentina–1.61%

MercadoLibre Inc.	2,933	$1,005,755

Brazil–9.30%

Cielo S.A.	654,600	2,523,662
Itau Unibanco Holding S.A. -Preference Shares	89,100	1,070,634
Multiplus S.A.	225,600	1,676,387
Natura Cosmeticos S.A.	67,100	521,132
		5,791,815

Chile–5.39%

Liberty Latin America Ltd. -Class C (a)	173,242	3,353,965

China–31.09%

Alibaba Group Holding Ltd. -ADR(a)	16,718	3,130,111
China Isotope & Radiation Corp. (a)	233,400	493,024
Focus Media Information Technology Co., Ltd. -Class A	852,218	1,329,525
Inner Mongolia Yili Industrial Group Co., Ltd. -Class A	236,700	919,130
Kweichow Moutai Co., Ltd. -Class A	17,538	1,872,447
Midea Group Co., Ltd. -Class A	149,900	1,055,127
NetEase, Inc. -ADR	3,316	855,528
New Oriental Education & Technology Group, Inc. -ADR	5,442	468,230
Ping An Insurance (Group) Co. of China Ltd. -Class H	234,000	2,170,352
Shandong Weigao Group Medical Polymer Co. Ltd. -Class H	1,596,000	1,220,020
Sinopharm Group Co. Ltd. -Class H	184,000	778,285
Tencent Holdings Ltd.	66,200	3,009,690
Vipshop Holdings Ltd. -ADR(a)	213,281	2,058,162
		19,359,631

Egypt–1.58%

Eastern Tobacco	106,468	981,463

India–4.15%

Housing Development Finance Corp. Ltd.	67,412	1,960,697
Zee Entertainment Enterprises Ltd.	81,602	627,188
		2,587,885

Indonesia–3.29%

PT Bank Central Asia Tbk	429,100	692,601
PT Bank Rakyat Indonesia (Persero) Tbk	2,397,100	510,340
PT Media Nusantara Citra Tbk	12,352,000	845,674
		2,048,615

	Shares	Value

Malaysia–1.92%

Genting Malaysia Bhd.	297,900	$370,818
Public Bank Bhd.	139,000	822,716
		1,193,534

Mexico–3.54%

Arca Continental S.A.B. de C.V.	195,800	1,300,168
Fomento Economico Mexicano, S.A.B. de C.V. -ADR	9,231	905,930
		2,206,098

Nigeria–1.45%

Nigerian Breweries PLC	3,124,711	906,088

Philippines–0.75%

Bank of the Philippine Islands	252,890	466,683

Poland–1.37%

Benefit Systems S.A. (a)	3,458	851,561

Russia–5.50%

Moscow Exchange MICEX-RTS PJSC	647,887	1,068,166
Sberbank of Russia PJSC -ADR	102,211	1,440,153
Yandex N.V. -Class A (a)	25,484	916,405
		3,424,724

South Africa–6.55%

AVI Ltd.	42,710	355,173
Clicks Group Ltd.	42,267	620,355
Naspers Ltd. -Class N	12,599	3,102,028
		4,077,556

South Korea–7.49%

Amorepacific Corp. -Preference Shares	3,773	483,358
CJ ENM Co., Ltd.	3,185	660,262
Muhak Co., Ltd.	41,298	559,303
NAVER Corp.	1,526	976,727
Samsung Electronics Co., Ltd. -Preference Shares	57,873	1,986,174
		4,665,824

Taiwan–4.91%

King Slide Works Co., Ltd.	79,000	1,088,979

Taiwan Semiconductor Manufacturing Co., Ltd.	247,000	1,972,097
		3,061,076

Thailand–3.33%

Kasikornbank PCL	157,000	1,061,767
Sea Ltd. -ADR (a)	844	11,901

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Markets Equity Fund

	Shares	Value

Thailand–(continued)

Thai Beverage PCL	1,790,900	$1,001,116
		2,074,784

Turkey–1.23%

Ulker Biskuvi Sanayi A.S.	215,108	763,392
Total Common Stocks & Other Equity Interests (Cost $59,197,648)		58,820,449

Money Market Funds–9.36%

Invesco Government & Agency Portfolio –Institutional Class, 1.82% (b)	2,038,817	2,038,817
Invesco Liquid Assets Portfolio –Institutional Class, 2.06% (b)	1,455,929	1,456,366
Invesco Treasury Portfolio –Institutional Class, 1.79% (b)	2,330,077	2,330,077
Total Money Market Funds (Cost $5,825,249)		5,825,260
TOTAL INVESTMENTS IN SECURITIES–103.81% (Cost $65,022,897)		64,645,709
OTHER ASSETS LESS LIABILITIES–(3.81)%		(2,370,432)
NET ASSETS–100.00%		$62,275,277

Investment Abbreviations:

ADR   —American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Emerging Markets Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Emerging Markets Equity Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Emerging Markets Equity Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended July 31, 2018, there were transfers from Level 2 to Level 1 of $5,294,490, due to foreign fair value adjustments.

Invesco Emerging Markets Equity Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Argentina	$1,005,755	$—	$—	$1,005,755
Brazil	5,791,815	—	—	5,791,815
Chile	3,353,965	—	—	3,353,965
China	11,173,712	8,185,919	—	19,359,631
Egypt	—	981,463	—	981,463
India	2,587,885	—	—	2,587,885
Indonesia	1,202,941	845,674	—	2,048,615
Malaysia	1,193,534	—	—	1,193,534
Mexico	2,206,098	—	—	2,206,098
Nigeria	906,088	—	—	906,088
Philippines	466,683	—	—	466,683
Poland	851,561	—	—	851,561
Russia	2,356,558	1,068,166	—	3,424,724
South Africa	4,077,556	—	—	4,077,556
South Korea	2,196,292	2,469,532	—	4,665,824
Taiwan	1,088,979	1,972,097	—	3,061,076
Thailand	1,073,668	1,001,116	—	2,074,784
Turkey	763,392	—	—	763,392
Money Market Funds	5,825,260	—	—	5,825,260
Total Investments	$48,121,742	$16,523,967	$—	$ 64,645,709

Invesco Emerging Markets Equity Fund

Invesco Emerging Markets Flexible Bond Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	EMFB-QTR-1 09/18	Invesco Advisers, Inc.

Consolidated Schedule of Investments

July 31, 2018

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–80.61%

Angola–0.78%

Angolan Government International Bond, REGS, Sr. Unsec. Euro Notes, 9.38%, 05/08/2048 (a)	$300,000	$318,691

Argentina–2.22%

Argentine Republic Government International Bond, Sr. Unsec. Global Bonds, 6.25%, 04/22/2019	780,000	786,482
Provincia de Río Negro, Sr. Unsec. Notes, 7.75%, 12/07/2025 (a)	150,000	117,751
		904,233

Bahamas–1.00%

Bahamas Government International Bond, Sr. Unsec. Notes, 6.00%, 11/21/2028 (a)	400,000	409,000

Brazil–5.51%

Banco BTG Pactual S.A., Sr. Unsec. Notes, 5.50%, 01/31/2023 (a)	271,000	263,889
Banco Nacional de Desenvolvimento Econômico e Social,, Sr. Unsec. Notes, 4.75%, 05/09/2024 (a)	324,000	313,473
REGS, Sr. Unsec. Euro Notes, 4.00%, 04/14/2019 (a)	800,000	804,384
Brazilian Government International Bond, Sr. Unsec. Global Notes, 4.63%, 01/13/2028	219,000	206,024
Petrobras Global Finance B.V., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	263,000	242,026
Suzano Austria GmbH, REGS, Sr. Unsec. Gtd. Euro Notes, 5.75%, 07/14/2026 (a)	400,000	416,480
		2,246,276

Canada–0.95%

Gran Tierra Energy International Holdings Ltd., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2025 (a)	400,000	387,000

Chile–1.25%

Celulosa Arauco y Constitución S.A., Sr. Unsec. Global Notes, 4.50%, 08/01/2024	200,000	$203,010
Enel Chile S.A., Sr. Unsec. Global Notes, 4.88%, 06/12/2028	300,000	307,359
		510,369

	Principal Amount	Value

China–5.04%

Alibaba Group Holding Ltd., Sr. Unsec. Global Notes, 4.20%, 12/06/2047	$350,000	$329,019
Country Garden Holdings Co. Ltd., REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.13%, 01/17/2025 (a)	250,000	225,763
Franshion Brilliant Ltd., REGS, Unsec. Sub. Gtd. Euro Bonds, 4.88% (a)(b)	350,000	304,758
Longfor Group Holdings Ltd., REGS, Sr. Unsec. Euro Bonds, 4.50%, 01/16/2028 (a)	350,000	318,879
Minmetals Bounteous Finance (BVI) Ltd., REGS, Sr. Unsec. Gtd. Euro Bonds, 3.50%, 07/30/2020 (a)	400,000	396,614
Ronshine China Holdings Ltd., REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 6.95%, 12/08/2018 (a)(c)	300,000	295,795
Shimao Property Holdings Ltd., REGS, Sr. Unsec. Gtd. Euro Bonds, 5.20%, 01/30/2025 (a)	200,000	184,554
		2,055,382

Colombia–3.42%

Canacol Energy Ltd., Sr. Unsec. Gtd. Notes, 7.25%, 05/03/2025 (a)	300,000	293,625
Colombia Government International Bond, Sr. Unsec. Global Notes, 3.88%, 04/25/2027	200,000	195,250
Ecopetrol S.A. Sr. Unsec. Global Notes, 5.38%, 06/26/2026	200,000	208,750
5.88%, 05/28/2045	300,000	300,975
GeoPark Ltd., REGS, Sr. Sec. First Lien Euro Notes, 6.50%, 09/21/2024 (a)	400,000	396,168
		1,394,768

Costa Rica–3.37%
Costa Rica Government International Bond REGS, Sr. Unsec. Euro Notes, 4.38%, 04/30/2025(a)	450,000	428,400
5.63%, 04/30/2043(a)	200,000	179,477
7.16%, 03/12/2045(a)	400,000	420,000

Instituto Costarricense de Electricidad, REGS, Sr. Unsec. Euro Notes, 6.38%, 05/15/2043 (a)	400,000	345,000
		1,372,877

Dominican Republic–1.49%

Dominican Republic International Bond, Sr. Unsec. Notes, 6.00%, 07/19/2028 (a)	600,000	607,500

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Emerging Markets Flexible Bond Fund

	Principal Amount	Value

Ecuador–0.56%

Ecuador Government International Bond, REGS, Sr. Unsec. Euro Notes, 7.88%, 01/23/2028 (a)	$250,000	$229,688

El Salvador–1.82%

El Salvador Government International Bond Sr. Unsec. Notes, 8.63%, 02/28/2029(a)	127,000	139,065
REGS, Sr. Unsec. Euro Notes, 7.65%, 06/15/2035(a)	600,000	603,000
		742,065

Guatemala–0.49%

Industrial Senior Trust, REGS, Sr. Unsec. Gtd. Euro Notes, 5.50%, 11/01/2022 (a)	200,000	200,500

Honduras–1.33%

Honduras Government International Bond, REGS, Sr. Unsec. Euro Notes, 7.50%, 03/15/2024 (a)	500,000	544,575

Hong Kong–0.60%

Panda Green Energy Group Ltd., REGS, Sr. Unsec. Gtd. Euro Bonds, 8.25%, 01/25/2020 (a)	300,000	242,919

India–1.07%

Vedanta Resources PLC Sr. Unsec. Notes, 6.13%, 08/09/2024(a)	269,000	251,175
REGS, Sr. Unsec. Euro Notes, 6.13%, 08/09/2024(a)	200,000	186,748
		437,923

Indonesia–1.06%

Indika Energy Capital III Pte. Ltd., REGS, Sr. Sec. Gtd. First Lien Euro Notes, 5.88%, 11/09/2024 (a)	250,000	240,382
Perusahaan Listrik Negara PT, REGS, Sr. Unsec. Medium-Term Euro Notes, 4.13%, 05/15/2027 (a)	200,000	190,887
		431,269

Israel–0.20%

Teva Pharmaceutical Finance Netherlands III B.V., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/15/2024	77,000	79,765

Jamaica–2.22%

Jamaica Government International Bond Sr. Unsec. Global Notes, 6.75%, 04/28/2028	505,000	557,823
7.88%, 07/28/2045	300,000	349,950
		907,773

	Principal Amount	Value

Jordan–0.83%

Jordan Government International Bond, Sr. Unsec. Bonds, 7.38%, 10/10/2047 (a)	$350,000	$338,301

Kazakhstan–1.03%

KazMunayGas National Co. JSC, REGS, Sr. Unsec. Euro Notes, 6.38%, 10/24/2048 (a)	400,000	419,380

Kenya–0.75%

Kenya Governement International Bond, REGS, Sr. Unsec. Euro Notes, 7.25%, 02/28/2028 (a)	300,000	304,035

Lebanon–1.14%

Lebanon Government International Bond Sr. Unsec. Medium-Term Euro Notes, 6.40%, 05/26/2023	300,000	265,176
REGS, Sr. Unsec. Medium-Term Global Euro Notes, 6.00%, 05/20/2019(a)	200,000	198,764
		463,940

Mexico–7.20%

América Móvil, S.A.B. de C.V., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/16/2019	200,000	204,150
Cometa Energia, S.A. de C.V., Sr. Sec. Gtd. Notes, 6.38%, 04/24/2035 (a)	425,000	419,688
Comisión Federal de Electricidad REGS, Sr. Unsec. Euro Notes, 5.75%, 02/14/2042(a)	200,000	201,252
6.13%, 06/16/2045(a)	200,000	211,500
Mexico City Airport Trust, REGS, Sr. Sec. Euro Bonds, 5.50%, 07/31/2047 (a)	350,000	315,791
Petróleos Mexicanos Sr. Unsec. Gtd. Global Notes, 6.75%, 09/21/2047	310,000	286,750
Sr. Unsec. Gtd. Notes, 5.35%, 02/12/2028(a)	104,000	97,427
REGS, Sr. Unsec. Gtd. Euro Notes, 5.35%, 02/12/2028(a)	500,000	468,400
SixSigma Networks Mexico, S.A. de C.V., Sr. Unsec. Gtd. Notes, 7.50%, 05/02/2025 (a)	200,000	200,240
Unifin Financiera, S.A.B. de C.V., SOFOM, E.N.R. Sr. Unsec. Gtd. Bonds, 7.25%, 09/27/2023(a)	250,000	249,375
Sr. Unsec. Notes, 7.38%, 02/12/2026(a)	290,000	282,390
		2,936,963

Namibia–0.47%

Namibia International Bonds, REGS, Sr. Unsec. Euro Notes, 5.25%, 10/29/2025 (a)	200,000	193,602

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Emerging Markets Flexible Bond Fund

	Principal Amount	Value

Oman–4.42%

Oman Government International Bond Sr. Unsec. Notes, 5.63%, 01/17/2028(a)	$551,000	$539,311
REGS, Sr. Unsec. Euro Notes, 4.75%, 06/15/2026(a)	350,000	331,513
OmGrid Funding Ltd., Sr. Unsec. Gtd. Bonds, 5.20%, 05/16/2027 (a)	200,000	187,755
Oztel Holdings SPC Ltd. Sr. Sec. Gtd. Bonds, 6.63%, 04/24/2028(a)	384,000	381,917
Sr. Sec. Gtd. Notes, 5.63%, 10/24/2023(a)	361,000	363,544
		1,804,040

Paraguay–0.50%

Paraguay Government International Bond, Sr. Unsec. Notes, 5.60%, 03/13/2048 (a)	200,000	203,900

Peru–4.69%

Banco de Credito del Peru, REGS, Sr. Unsec. Euro Notes, 2.25%, 10/25/2019 (a)	200,000	197,350
Banco Internacional del Peru SAA, REGS, Unsec. Sub. Variable Rate Euro Notes, 6.63% (3 mo. USD LIBOR + 5.76%), 03/19/2029 (a)(d)	300,000	327,000
Corp. Financiera de Desarrollo S.A., Sr. Unsec. Bonds, 3.25%, 07/15/2019	600,000	600,810
Inkia Energy Ltd. Sr. Unsec. Notes, 5.88%, 11/09/2027(a)	234,000	227,858
REGS, Sr. Unsec. Euro Notes, 5.88%, 11/09/2027(a)	350,000	340,812
Peru Enhanced Pass-Through Finance Ltd., REGS, Class A-2 Sr. Sec. First Lien Pass Through Euro Ctfs., 0.00%, 06/02/2025 (a)(e)	250,000	218,750
		1,912,580

Qatar–3.56%

Qatar Government International Bond Sr. Unsec. Notes, 4.50%, 04/23/2028(a)	254,000	259,567
5.10%, 04/23/2048(a)	389,000	398,142
QNB Finance Ltd. REGS, Sr. Unsec. Gtd. Euro Notes, 2.88%, 04/29/2020(a)	400,000	395,590
Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.13%, 09/07/2021(a)	420,000	400,574
		1,453,873

	Principal Amount	Value

Russia–5.40%

Evraz Group S.A., REGS, Sr. Unsec. Euro Notes, 5.38%, 03/20/2023 (a)	$600,000	$597,900
Russia Foreign Bond, Sr. Unsec. Bonds, 4.38%, 03/21/2029 (a)	600,000	588,102
5.25%, 06/23/2047 (a)	600,000	597,128
Vnesheconombank Via VEB Finance PLC, REGS, Sr. Unsec. Euro Notes, 6.90%, 07/09/2020 (a)	405,000	420,940
		2,204,070

Saudi Arabia–0.82%

Dar Al-Arkan Sukuk Co Ltd., REGS, Sr. Unsec. Gtd. Euro Bonds, 6.88%, 03/21/2023 (a)	350,000	332,846

Senegal–0.58%

Senegal Government International Bond, Unsec. Notes, 6.25%, 05/23/2033 (a)	250,000	236,394

Singapore–0.67%

Puma International Financing S.A., Sr. Unsec. Gtd. Notes, 5.00%, 01/24/2026 (a)	300,000	271,985

South Africa–3.45%

Eskom Holdings SOC Ltd., REGS, Sr. Unsec. Medium-Term Euro Notes, 6.75%, 08/06/2023 (a)	200,000	196,789
Petra Diamonds US Treasury PLC, Sec. Gtd. Second Lien Notes, 7.25%, 05/01/2022 (a)	340,000	325,550
Republic of South Africa Government International Bond Sr. Unsec. Global Bonds, 4.30%, 10/12/2028	450,000	410,397
Sr. Unsec. Global Notes, 4.85%, 09/27/2027	200,000	193,125
5.65%, 09/27/2047	300,000	281,842
		1,407,703

South Korea–0.64%

POSCO, Sr. Unsec. Notes, 4.00%, 08/01/2023 (a)	262,000	261,636

Sri Lanka–0.85%

Sri Lanka Government International Bond, REGS, Sr. Unsec. Euro Notes, 5.75%, 04/18/2023 (a)	350,000	346,744

Supranational–2.48%

Africa Finance Corp., REGS, Sr. Unsec. Medium-Term Euro Notes, 4.38%, 04/29/2020 (a)	400,000	403,596

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Emerging Markets Flexible Bond Fund

	Principal Amount		Value

Supranational–(continued)

African Export-Import Bank (The), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.75%, 07/29/2019 (a)		$600,000	$608,151
			1,011,747

Turkey–4.03%

Akbank T.A.S. Unsec. Sub. Notes, 6.80%, 04/27/2028(a)		300,000	230,696
REGS, Unsec. Sub. Medium-Term Euro Notes, 7.20%, 03/16/2027(a)		550,000	456,896
Turkcell Iletisim Hizmetleri A.S., Sr. Unsec. Notes, 5.80%, 04/11/2028 (a)		200,000	178,115
Turkey Government International Bond, Sr. Unsec. Global Bonds, 6.13%, 10/24/2028		200,000	182,945
Turkiye Vakiflar Bankasi TAO, Sr. Unsec. Notes, 5.75%, 01/30/2023 (a)		450,000	393,368
Yapi ve Kredi Bankasi A.S., Sr. Unsec. Notes, 5.85%, 06/21/2024 (a)		235,000	202,134
			1,644,154

Ukraine–0.86%

Kernel Holding S.A., Sr. Unsec. Gtd. Notes, 8.75%, 01/31/2022 (a)		343,000	352,641

United Arab Emirates–0.50%

Abu Dhabi National Energy Co. PJSC, Sr. Unsec. Notes, 4.88%, 04/23/2030 (a)		200,000	204,084

Zambia–1.36%

First Quantum Minerals Ltd., Sr. Unsec. Gtd. Notes, 7.25%, 04/01/2023 (a)		325,000	327,844
Zambia Government International Bond, Sr. Unsec. Notes, 8.97%, 07/30/2027 (a)		250,000	225,927
			553,771
Total U.S. Dollar Denominated Bonds & Notes (Cost $33,375,722)			32,880,962

Non-U.S. Dollar Denominated Bonds & Notes–16.75%(f)

Argentina–0.84%

Provincia de Buenos Aires, REGS, Unsec. Floating Rate Global Bonds, 38.80% (BADLAR + 3.75%), 04/12/2025 (a)(d)	ARS	11,460,000	344,030

Brazil–2.07%

Brazil Letras do Tesouro Nacional, Unsec. Bills, 0.00%, 10/01/2018(e)	BRL	3,200,000	843,607

	Principal Amount		Value

Chile–1.02%

Bonos de la Tesorería General de la República en Pesos, Unsec. Bonds, 4.50%, 03/01/2026	CLP	260,000,000	$415,779

Colombia–2.01%

Colombian Titulos De Tesoreria, Class B, Sr. Unsec. Bonds, 10.00%, 07/24/2024	COP	2,000,000,000	819,594

Czech Republic–0.39%

Czech Republic Government Bond, REGS, Unsec. Bonds, 0.95%, 05/15/2030(a)	CZK	4,000,000	157,160

Dominican Republic–0.53%

Dominican Republic International Bond, Sr. Unsec. Notes, 8.90%, 02/15/2023(a)	DOP	10,600,000	216,504

Mexico–2.92%

Mexican Bonos, Series M, Sr. Unsec. Bonds, 7.75%, 11/13/2042	MXN	6,800,000	360,159
Mexican CETES, Sr. Unsec. Bills, 0.00%, 08/23/2018(e)	MXN	155,800,000	832,028
			1,192,187

Peru–2.19%

Peru Government Bond, REGS, Sr. Unsec. Bonds, 6.15%, 08/12/2032(a)	PEN	2,800,000	891,461

Romania–0.33%

Romania Government Bond, Unsec. Bonds, 5.80%, 07/26/2027	RON	500,000	134,777

Russia–0.96%

Russian Federal Bond - OFZ, Series 6218, Unsec. Bonds, 8.50%, 09/17/2031	RUB	23,000,000	393,373

South Africa–1.02%

Republic of South Africa Government Bond, Series 2044, Unsec. Bonds, 8.75%, 01/31/2044	ZAR	5,900,000	417,341

Turkey–2.47%

Turkey Government Bond Unsec. Bonds, 9.20%, 09/22/2021	TRY	6,000,000	925,794
9.00%, 07/24/2024	TRY	600,000	82,956
			1,008,750
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $7,020,490)			6,834,563

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Emerging Markets Flexible Bond Fund

	Shares	Value

Money Market Funds–1.42%

Invesco Government & Agency Portfolio –Institutional Class, 1.82% (g)	202,182	$202,182
Invesco Liquid Assets Portfolio –Institutional Class, 2.06% (g)	144,545	144,589
Invesco Treasury Portfolio –Institutional Class, 1.79% (g)	231,065	231,065
Total Money Market Funds (Cost $577,822)		577,836
TOTAL INVESTMENTS IN SECURITIES–98.78% (Cost $40,974,034)		40,293,361
OTHER ASSETS LESS LIABILITIES–1.22%		497,530
NET ASSETS–100.00%		$40,790,891

Investment Abbreviations:

ARS	—Argentine Peso
BADLAR	—Buenos Aires Deposits of Large Amounts Rate
BRL	—Brazilian Real
CLP	—Chilean Peso
COP	—Colombian Peso
Ctfs.	—Certificates
CZK	—Czech Koruna
DOP	—Dominican Peso
Gtd.	—Guaranteed
MXN	—Mexican Peso

PEN	—Peruvian Sol
REGS	—Regulation S
RON	—Romanian Leu
RUB	—Russian Ruble
Sec.	—Secured
Sr.	—Senior
Sub.	—Subordinated
TRY	—New Turkish Lira
Unsec.	—Unsecured
ZAR	—South Aftrican Rand

Notes to Consolidated Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2018 was $28,298,489, which represented 69.37% of the Fund’s Net Assets.

(b)	Perpetual bond with no specified maturity date.

(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2018.

(e)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.

(f)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation
	Counterparty		Deliver		Receive	(Depreciation)
08/02/2018	Morgan Stanley Bank, N.A.	USD	841,567	BRL	3,160,000	$ 359
08/31/2018	Bank of America, N.A.	ZAR	30,080,000	USD	2,357,458	81,521
08/31/2018	Bank of America, N.A.	USD	498,999	MXN	9,941,811	31,895
08/31/2018	Barclays Bank PLC	USD	409,698	CZK	9,000,000	2,264
08/31/2018	Barclays Bank PLC	USD	434,195	INR	30,011,524	2,505
08/31/2018	Barclays Bank PLC	USD	404,846	THB	13,500,000	1,172
08/31/2018	Citibank, N.A.	USD	638,113	RUB	40,300,000	4,948
08/31/2018	Citibank, N.A.	USD	717,862	ZAR	9,525,000	2,826
08/31/2018	Deutsche Bank AG	TRY	940,000	USD	192,600	4,185

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Emerging Markets Flexible Bond Fund

Open Forward Foreign Currency Contracts-(continued)
Settlement Date		Contract to				Unrealized Appreciation
	Counterparty		Deliver		Receive	(Depreciation)
08/31/2018	Goldman Sachs International	THB	34,600,000	USD	1,062,167	$ 21,556
08/31/2018	Goldman Sachs International	TRY	3,345,200	USD	684,742	14,224
08/31/2018	Goldman Sachs International	USD	866,435	CZK	19,000,000	3,260
08/31/2018	Goldman Sachs International	USD	368,622	HUF	101,000,000	265
08/31/2018	Goldman Sachs International	USD	744,431	MXN	14,000,000	3,172
08/31/2018	Goldman Sachs International	USD	734,213	PLN	2,700,000	4,854
08/31/2018	Goldman Sachs International	USD	141,103	ZAR	1,910,000	3,413
08/31/2018	JPMorgan Chase Bank, N.A.	USD	364,077	CZK	8,000,000	2,111
08/31/2018	Morgan Stanley Bank, N.A.	PLN	750,000	USD	205,746	450
08/31/2018	Morgan Stanley Bank, N.A.	USD	406,949	CLP	260,000,000	961
09/05/2018	Barclays Bank PLC	BRL	3,160,000	USD	844,649	5,998
Subtotal-Appreciation						191,939
08/02/2018	Barclays Bank PLC	BRL	3,160,000	USD	841,567	(359)
08/02/2018	Barclays Bank PLC	USD	847,867	BRL	3,160,000	(5,941)
08/02/2018	Morgan Stanley Bank, N.A.	BRL	3,160,000	USD	834,875	(7,051)
08/29/2018	Goldman Sachs International	PEN	2,250,000	USD	683,683	(3,260)
08/31/2018	Bank of America, N.A.	USD	292,654	INR	20,000,000	(1,633)
08/31/2018	Barclays Bank PLC	MXN	15,500,000	USD	804,856	(22,847)
08/31/2018	Barclays Bank PLC	RUB	12,800,000	USD	201,100	(3,148)
08/31/2018	Barclays Bank PLC	USD	1,347,925	CLP	840,000,000	(30,059)
08/31/2018	Barclays Bank PLC	USD	1,695,104	ZAR	22,400,000	(257)
08/31/2018	Deutsche Bank AG	ARS	7,700,000	USD	256,667	(16,581)
08/31/2018	Deutsche Bank AG	USD	2,325,252	IDR	33,600,000,000	(2,435)
08/31/2018	Goldman Sachs International	CLP	269,000,000	USD	409,686	(12,345)
08/31/2018	Goldman Sachs International	CZK	22,400,000	USD	1,015,677	(9,649)
08/31/2018	Goldman Sachs International	IDR	23,000,000,000	USD	1,589,496	(528)
08/31/2018	Goldman Sachs International	INR	50,000,000	USD	720,461	(7,092)
08/31/2018	Goldman Sachs International	MXN	9,941,811	USD	489,075	(41,820)
08/31/2018	Goldman Sachs International	RUB	70,000,000	USD	1,113,586	(3,393)
08/31/2018	Goldman Sachs International	USD	682,725	RUB	42,500,000	(4,560)
08/31/2018	Goldman Sachs International	USD	1,072,221	THB	34,600,000	(31,610)
08/31/2018	Morgan Stanley Bank, N.A.	CLP	450,000,000	USD	704,832	(1,167)
08/31/2018	Morgan Stanley Bank, N.A.	COP	5,400,000,000	USD	1,862,069	(3,988)
08/31/2018	Morgan Stanley Bank, N.A.	HUF	55,000,000	EUR	170,236	(1,398)
08/31/2018	Morgan Stanley Bank, N.A.	USD	2,320,978	COP	6,679,000,000	(12,942)
09/05/2018	Goldman Sachs International	USD	860,840	BRL	3,200,000	(11,574)
07/24/2019	Bank of America, N.A.	CNY	1,350,000	USD	197,123	(777)
Subtotal-Depreciation						(236,414)
Total Foreign Currency Contracts - Currency Risk						$ (44,475)

Currency Abbreviations:
ARS	— Argentine Peso	EUR	— Euro	PLN	— Poland Zloty
BRL	— Brazilian Real	HUF	— Hungarian Forint	RUB	— Russian Ruble
CLP	— Chilean Peso	IDR	— Indonesian Rupiah	THB	— Thailand Baht
CNY	— Chinese Yuan	INR	— Indian Rupee	TRY	— Turkish Lira
COP	— Colombian Peso	MXN	— Mexican Peso	USD	— U.S. Dollar
CZK	— Czech Koruna	PEN	— Peruvian Sol	ZAR	— South African Rand

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Emerging Markets Flexible Bond Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

Invesco Emerging Markets Flexible Bond Fund (the “Fund”) may invest up to 25% of its total assets in Invesco Emerging Markets Flexible Bond Cayman Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary is expected to invest primarily in commodity swaps and futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high

Invesco Emerging Markets Flexible Bond Fund

A.	Security Valuations – (continued)

inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

E.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have

Invesco Emerging Markets Flexible Bond Fund

E.	Structured Securities – (continued)

maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

F.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

G.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

H.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized

Invesco Emerging Markets Flexible Bond Fund

H.	Futures Contracts – (continued)

gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

I.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

J.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

K.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future

Invesco Emerging Markets Flexible Bond Fund

K.	Swap Agreements – (continued)

commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and

Invesco Emerging Markets Flexible Bond Fund

K.	Swap Agreements – (continued)

financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

M.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco Emerging Markets Flexible Bond Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended July 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$32,880,962	$—	$32,880,962
Non-U.S. Dollar Denominated Bonds & Notes	—	6,834,563	—	6,834,563
Money Market Funds	577,836	—	—	577,836
Total Investments in Securities	577,836	39,715,525	—	40,293,361
Other Investments – Assets*
Forward Foreign Currency Contracts	—	191,939	—	191,939
Other Investments – Liabilities*
Forward Foreign Currency Contracts	—	(236,414)	—	(236,414)
Total Other Investments	—	(44,475)	—	(44,475)
Total Investments	$577,836	$39,671,050	$—	$40,248,886
*	Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Invesco Emerging Markets Flexible Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2018:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$ 191,939
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$ 191,939

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$ (236,414)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$ (236,414)

Effect of Derivative Investments for the nine months ended July 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$ —	$ —	$ (381,755)	$ —	$ (381,755)
Futures contracts	(25,882)	—	—	3,248	(22,634)
Options purchased(a)	—	—	(86,920)	148,002	61,082
Options written	—	—	28,113	—	28,113
Swap agreements	—	(15,600)	—	(212,894)	(228,494)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	—	(350,295)	—	(350,295)
Futures contracts	528	—	—	42,377	42,905
Options purchased(a)	—	—	27,450	(17,340)	10,110
Options written	—	—	(958)	—	(958)
Swap agreements	—	(23,905)	—	135,413	111,508
Total	$ (25,354)	$ (39,505)	$ (764,365)	$ 98,806	$ (730,418)
(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation of investment securities.

The table below summarizes the three month average notional value of futures contracts, the nine month average notional value of forward foreign currency contracts and the eight month average notional value of options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$53,324,578	$7,691,711	$3,748,989	$1,700,000	$10,344,319

Invesco Emerging Markets Flexible Bond Fund

Invesco Endeavor Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	END-QTR-1 09/18	Invesco Advisers, Inc.

Schedule of Investments (a)

July 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–90.51%

Agricultural & Farm Machinery–2.56%

Deere & Co.	41,065	$5,945,801

Air Freight & Logistics–2.39%

Echo Global Logistics, Inc. (b)	161,112	5,550,308

Airlines–6.63%

Ryanair Holdings PLC -ADR (Ireland)(b)	60,813	6,409,690
Spirit Airlines, Inc. (b)	207,235	9,002,289
		15,411,979

Apparel Retail–3.48%

Ross Stores, Inc.	92,431	8,081,242

Application Software–2.69%

Open Text Corp. (Canada)	168,410	6,264,852

Asset Management & Custody Banks–7.79%

Affiliated Managers Group, Inc.	58,657	9,385,707
Oaktree Capital Group LLC	205,449	8,721,310
		18,107,017

Automotive Retail–6.05%

AutoZone, Inc. (b)	9,082	6,407,623
CarMax, Inc. (b)	102,523	7,656,418
		14,064,041

Construction & Engineering–1.78%

Orion Group Holdings, Inc. (b)	450,451	4,130,636

Construction Machinery & Heavy Trucks–2.49%

REV Group, Inc.	337,872	5,801,262

Consumer Finance–3.41%

Encore Capital Group, Inc. (b)	219,727	7,932,145

Data Processing & Outsourced Services–2.34%

Alliance Data Systems Corp.	24,247	5,452,665

Diversified Banks–2.40%

Bank of America Corp.	180,747	5,581,467

Environmental & Facilities Services–3.07%

Stericycle, Inc. (b)	102,090	7,132,007

Health Care Distributors–3.49%

McKesson Corp.	64,695	8,125,692

Health Care Equipment–3.61%

Zimmer Biomet Holdings, Inc.	66,803	8,385,113

Industrial Conglomerates–2.03%

DCC PLC (United Kingdom)	50,956	4,710,226

	Shares	Value

IT Consulting & Other Services–3.96%

Cognizant Technology Solutions Corp. -Class A	112,835	$9,196,053

Life & Health Insurance–2.32%

Unum Group	135,618	5,388,103

Managed Health Care–4.48%

UnitedHealth Group Inc.	41,102	10,407,848

Multi-Line Insurance–1.79%

Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	146,205	4,161,283

Oil & Gas Exploration & Production–2.74%

Devon Energy Corp.	141,687	6,377,332

Real Estate Operating Companies–5.97%

Brookfield Property Partners L.P.	683,918	13,883,535

Research & Consulting Services–2.15%

Nielsen Holdings PLC	212,683	5,010,812

Specialty Chemicals–2.38%

Axalta Coating Systems Ltd. (b)	183,319	5,545,400

Systems Software–4.22%

Check Point Software Technologies Ltd. (Israel)(b)	87,038	9,806,572

Trading Companies & Distributors–4.29%

Grafton Group PLC (United Kingdom)(c)	304,859	3,065,092
Titan Machinery, Inc. (b)	455,714	6,899,510
		9,964,602
Total Common Stocks & Other Equity Interests (Cost $155,849,095)		210,417,993

Money Market Funds–9.36%

Invesco Government & Agency Portfolio –Institutional Class, 1.82% (d)	7,614,227	7,614,227

Invesco Liquid Assets Portfolio –Institutional Class, 2.06% (d)	5,437,338	5,438,969

Invesco Treasury Portfolio –Institutional Class, 1.79% (d)	8,701,973	8,701,973
Total Money Market Funds (Cost $21,754,207)		21,755,169
TOTAL INVESTMENTS IN SECURITIES–99.87% (Cost $177,603,302)		232,173,162
OTHER ASSETS LESS LIABILITIES–0.13%		298,344
NET ASSETS–100.00%		$232,471,506

See accompanying notes which are an integral part of this schedule.

Invesco Endeavor Fund

Investment Abbreviations:

ADR  —American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Endeavor Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Endeavor Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Endeavor Fund

E.	Forward Foreign Currency Translations – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance.

Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended July 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$205,707,767	$4,710,226	$—	$210,417,993
Money Market Funds	21,755,169	—	—	21,755,169
Total Investments	$227,462,936	$4,710,226	$—	$232,173,162

Invesco Endeavor Fund

Invesco Health Care Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	GHC-QTR-1 09/18	Invesco Advisers, Inc.

Schedule of Investments(a)

July 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–96.78%

Biotechnology–21.95%

Abeona Therapeutics, Inc. (b)	84,883	$ 1,226,559
ACADIA Pharmaceuticals Inc. (b)	181,196	2,734,248
Alexion Pharmaceuticals, Inc. (b)	227,193	30,207,581
Amarin Corp. PLC -ADR (Ireland)(b)	1,362,354	3,474,003
Amicus Therapeutics, Inc. (b)	440,071	6,403,033
Array BioPharma Inc. (b)	788,549	12,135,769
Ascendis Pharma A/S -ADR (Denmark)(b)	104,103	7,072,758
Audentes Therapeutics, Inc. (b)	82,393	3,102,096
Avrobio, Inc. (b)	103,816	3,322,112
BioCryst Pharmaceuticals, Inc. (b)	639,339	3,772,100
Biogen Inc. (b)	106,364	35,564,931
BioMarin Pharmaceutical Inc. (b)	284,970	28,656,583
bluebird bio, Inc. (b)	58,211	9,016,884
Celgene Corp. (b)	227,179	20,466,556
Clovis Oncology Inc. (b)	234,518	10,351,624
DBV Technologies S.A. -ADR (France)(b)	668,472	12,052,550
Exact Sciences Corp. (b)	259,028	15,140,187
Heron Therapeutics, Inc. (b)	269,983	10,110,863
Incyte Corp. (b)	144,139	9,591,009
Kadmon Holdings, Inc. (b)	959,467	3,262,188
Loxo Oncology, Inc. (b)	40,962	6,864,822
Momenta Pharmaceuticals, Inc. (b)	246,693	7,302,113
Neurocrine Biosciences, Inc. (b)	101,800	10,229,882
REGENXBIO Inc. (b)	126,863	8,918,469
Rocket Pharmaceuticals, Inc. (b)	95,331	1,955,239
Rubius Therapeutics, Inc. (b)	275,076	5,776,596
Sarepta Therapeutics, Inc. (b)	45,134	5,246,376
Seattle Genetics, Inc. (b)	101,631	7,154,822
Vertex Pharmaceuticals Inc. (b)	160,932	28,171,147
		309,283,100

Drug Retail–0.47%

Raia Drogasil S.A. (Brazil)	331,578	6,553,288

Health Care Equipment–17.02%

Abbott Laboratories	446,542	29,266,363
Baxter International Inc.	312,834	22,664,823
Boston Scientific Corp. (b)	831,578	27,949,337
Edwards Lifesciences Corp. (b)	97,380	13,871,781
Koninklijke Philips N.V. (Netherlands)	406,717	17,853,817
Medtronic PLC	398,425	35,949,888
Olympus Corp. (Japan)	356,600	14,470,525
Siemens Healthineers AG (Germany)(b)(c)	220,324	9,814,638
Wright Medical Group N.V. (b)	879,249	22,359,302

	Shares	Value

Health Care Equipment–(continued)

Zimmer Biomet Holdings, Inc.	363,570	$ 45,635,306
		239,835,780

Health Care Facilities–1.45%

HCA Healthcare, Inc.	164,633	20,452,358

Health Care Supplies–2.94%

Align Technology, Inc. (b)	45,256	16,140,552
DENTSPLY SIRONA Inc.	525,126	25,263,812
		41,404,364

Health Care Technology–1.16%

HMS Holdings Corp. (b)	365,977	8,757,830
Inspire Medical Systems, Inc. (b)	136,992	6,137,242
Ping An Healthcare and Technology Co. Ltd. (China)(b)(c)	246,400	1,502,123
		16,397,195

Life Sciences Tools & Services–6.99%

Agilent Technologies, Inc.	110,427	7,292,599
Eurofins Scientific S.E. (Luxembourg)	25,957	14,162,624
Illumina, Inc. (b)	50,010	16,221,244
Thermo Fisher Scientific, Inc.	259,406	60,838,489
		98,514,956

Managed Health Care–14.21%

Anthem, Inc.	110,623	27,987,619
Centene Corp. (b)	203,348	26,502,345
Cigna Corp.	69,760	12,516,339
Hapvida Participacoes e Investimentos S.A. (Brazil)(b)(c)	1,026,700	7,599,106
HealthEquity, Inc. (b)	127,802	9,649,051
Humana Inc.	136,210	42,794,458
Notre Dame Intermedica Participacoes S.A. (Brazil)(b)	1,026,461	6,722,194
Qualicorp S.A. (Brazil)	667,900	3,559,001
UnitedHealth Group Inc.	248,448	62,912,003
		200,242,116

Pharmaceuticals–30.59%

Aclaris Therapeutics, Inc. (b)	391,396	6,708,527
Aerie Pharmaceuticals, Inc. (b)	125,574	8,482,524
Allergan PLC	119,368	21,974,455
Assembly Biosciences, Inc. (b)	81,224	3,592,538
AstraZeneca PLC -ADR (United Kingdom)	1,196,873	46,833,641
Bayer AG (Germany)	284,484	31,689,320
Bristol-Myers Squibb Co.	251,391	14,769,221
Eli Lilly and Co.	414,341	40,941,034
Indivior PLC (United Kingdom)(b)	2,065,447	8,290,243
Jazz Pharmaceuticals PLC (b)	65,531	11,342,106
Johnson & Johnson	420,518	55,727,045

See accompanying notes which are an integral part of this schedule.

Invesco Health Care Fund

	Shares	Value

Pharmaceuticals–(continued)

Merck & Co., Inc.	561,618	$36,993,778
Nippon Shinyaku Co., Ltd. (Japan)	199,000	11,301,256
Novartis AG -ADR (Switzerland)	688,804	57,790,656
Novo Nordisk A/S -Class B (Denmark)	639,217	31,808,885
Odonate Therapeutics, Inc. (b)	280,651	5,548,470
Roche Holding AG (Switzerland)	86,253	21,172,339
Supernus Pharmaceuticals Inc. (b)	127,837	6,768,969
Zogenix, Inc. (b)	164,347	9,326,692
		431,061,699
Total Common Stocks & Other Equity Interests (Cost $932,003,724)		1,363,744,856

Preferred Stock–0.00%

Health Care Equipment–0.00%

Intact Medical Corp. Series C, Pfd.(Acquired 03/26/2001; Cost $2,000,001) (c)(d)(e)	2,439,026	2

	Shares	Value

Money Market Funds–3.21%

Invesco Government & Agency Portfolio –Institutional Class, 1.82% (f)	15,840,997	$15,840,997
Invesco Liquid Assets Portfolio –Institutional Class, 2.06% (f)	11,311,735	11,315,129
Invesco Treasury Portfolio –Institutional Class, 1.79% (f)	18,103,996	18,103,996
Total Money Market Funds (Cost $45,256,878)		45,260,122
TOTAL INVESTMENTS IN SECURITIES–99.99% (Cost $979,260,603)		1,409,004,980
OTHER ASSETS LESS LIABILITIES–0.01%		127,268
NET ASSETS–100.00%		$1,409,132,248

Investment Abbreviations:

ADR—American Depositary Receipt

Pfd.  —Preferred

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2018 was $18,915,869, which represented 1.34% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 2.

(e)	Security is considered venture capital. See Note 1F.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Health Care Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Health Care Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Health Care Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.

Other Risks - The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended July 31, 2018, there were transfers from Level 2 to Level 1 of $42,990,576, due to foreign fair value adjustments.

Invesco Health Care Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,317,465,446	$46,279,410	$—	$1,363,744,856
Preferred Stock	—	—	2	2
Money Market Funds	45,260,122	—	—	45,260,122
Total Investments	$1,362,725,568	$46,279,410	$2	$1,409,004,980

Invesco Health Care Fund

Invesco Global Infrastructure Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	GBLI-QTR-1 09/18	Invesco Advisers, Inc.

Schedule of Investments

July 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.80%

Australia–3.98%

APA Group (a)	20,430	$146,472
Atlas Arteria Ltd.	39,903	193,885
Transurban Group (a)	62,779	545,061
		885,418

Brazil–0.23%

Cia de Saneamento Basico do Estado de Sao Paulo-ADR	7,769	52,052

Canada–14.26%

Enbridge Inc.	39,228	1,393,192
Pembina Pipeline Corp.	28,480	1,024,610
TransCanada Corp.	16,782	754,826
		3,172,628

China–2.87%

China Merchants Port Holdings Co. Ltd.	72,000	149,375
China Resources Gas Group Ltd.	39,335	186,425
ENN Energy Holdings Ltd.	22,000	223,811
Shenzhen Expressway Co. Ltd. -Class H	86,000	78,251
		637,862

France–8.50%

Aéroports de Paris	753	168,532
Eiffage S.A.	3,289	368,138
Vinci S.A.	13,473	1,354,900
		1,891,570

Germany–1.67%

Fraport AG Frankfurt Airport Services Worldwide	3,725	371,901

Hong Kong–1.58%

China Gas Holdings Ltd.	20,200	81,839
China Water Affairs Group Ltd.	96,000	125,977
Hong Kong & China Gas Co., Ltd. (The)	71,100	145,116
		352,932

Italy–2.69%

Atlantia S.p.A.	18,606	551,973
Infrastrutture Wireless Italiane S.p.A.(b)	5,760	47,148
		599,121

Japan–1.78%

Japan Airport Terminal Co., Ltd.	5,700	270,852
NIPPON GAS CO., LTD.	1,200	57,953
Tokyo Gas Co., Ltd.	2,800	68,283
		397,088

Luxembourg–2.18%

SES S.A.	24,251	484,779

	Shares	Value

Mexico–0.82%

Grupo Aeroportuario del Pacifico S.A.B. de C.V. -ADR	1,928	$182,292

New Zealand–0.44%

Auckland International Airport Ltd.	21,476	97,786

Spain–3.89%

Aena SME, S.A (b)	1,062	192,764
Atlantica Yield PLC	3,826	78,624
Cellnex Telecom S.A. (b)	5,672	150,625
Ferrovial, S.A.	8,409	173,849
Red Electrica Corp. S.A.	12,691	269,202
		865,064

United Kingdom–7.39%

National Grid PLC	64,726	690,948
Pennon Group PLC	55,018	542,615
United Utilities Group PLC	43,479	410,435
		1,643,998

United States–46.52%

American Tower Corp. -Class A	11,501	1,704,908
Atmos Energy Corp.	2,048	188,150
CenterPoint Energy, Inc.	23,212	661,078
Cheniere Energy, Inc. (a)	8,501	539,814
CMS Energy Corp.	10,589	511,872
Consolidated Edison, Inc.	7,296	575,873
Crown Castle International Corp.	12,433	1,377,949
Edison International	7,400	493,062
Energy Transfer Partners, L.P.	3,530	73,989
Enterprise Products Partners L.P.	7,655	221,995
Kinder Morgan, Inc.	13,413	238,483
NiSource Inc.	11,606	303,845
ONEOK, Inc.	10,188	717,643
PG&E Corp.	13,766	593,039
SBA Communications Corp. -Class A (a)	324	51,273
Sempra Energy	6,039	698,048
Targa Resources Corp.	5,030	256,882
Williams Cos., Inc. (The)	34,366	1,022,388
Zayo Group Holdings, Inc. (a)	3,273	121,396
		10,351,687
Total Common Stocks & Other Equity Interests (Cost $19,941,668)		21,986,178

See accompanying notes which are an integral part of this schedule.

Invesco Global Infrastructure Fund

	Shares	Value

Money Market Funds–0.93%

Invesco Government & Agency Portfolio –Institutional Class, 1.82% (c)	67,571	$67,571
Invesco Liquid Assets Portfolio –Institutional Class, 2.06% (c)	62,785	62,804
Invesco Treasury Portfolio –Institutional Class, 1.79% (c)	77,223	77,223
Total Money Market Funds (Cost $207,590)		207,598
TOTAL INVESTMENTS IN SECURITIES–99.73% (Cost $20,149,258)		22,193,776
OTHER ASSETS LESS LIABILITIES–0.27%		59,714
NET ASSETS–100.00%		$22,253,490

Investment Abbreviations:

ADR	—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended the“1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2018 was $390,537, which represented 1.75% of the Fund’s Net Assets.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Global Infrastructure Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Global Infrastructure Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Master Limited Partnerships - The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities. The Fund is non-diversified and will invest in securities of fewer issues than if it were diversified.

E.

Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

F.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such

Invesco Global Infrastructure Fund

E.	Foreign Currency Translations – (continued)

transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

G.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level	1 –	Prices are determined using quoted prices in an active market for identical assets.
Level	2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level	3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Global Infrastructure Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended July 31, 2018, there were transfers from Level 1 to Level 2 of $342,139 and from Level 2 to Level 1 of $1,070,346, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$340,357	$545,061	$—	$885,418
Brazil	52,052	—	—	52,052
Canada	3,172,628	—	—	3,172,628
China	410,236	227,626	—	637,862
France	1,891,570	—	—	1,891,570
Germany	371,901	—	—	371,901
Hong Kong	352,932	—	—	352,932
Italy	599,121	—	—	599,121
Japan	57,953	339,135	—	397,088
Luxembourg	484,779	—	—	484,779
Mexico	182,292	—	—	182,292
New Zealand	—	97,786	—	97,786
Spain	672,300	192,764	—	865,064
United Kingdom	1,643,998	—	—	1,643,998
United States	10,351,687	—	—	10,351,687
Money Market Funds	207,598	—	—	207,598
Total Investments	$20,791,404	$1,402,372	$—	$22,193,776

Invesco Global Infrastructure Fund

Invesco Global Market Neutral Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	GMN-QTR-1 09/18	Invesco Advisers, Inc.

Schedule of Investments

July 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–91.81%

Australia–1.40%

Beach Energy Ltd.	31,882	$45,239
Cochlear Ltd.	177	26,697
Metcash Ltd.	40,564	79,255
		151,191

Austria–0.84%

OMV AG	1,601	90,532

Canada–6.00%

BRP Inc.	4,033	188,132
Canfor Corp.(a)	3,481	76,321
Enerplus Corp.	5,583	72,835
Kinross Gold Corp.(a)	20,800	75,154
Russel Metals Inc.	2,989	63,695
Teck Resources Ltd.-Class B	1,120	29,214
Transcontinental Inc.-Class A	1,684	40,041
West Fraser Timber Co., Ltd.	1,632	101,373
		646,765

China–0.89%

Yangzijiang Shipbuilding Holdings Ltd.	137,800	95,997

Denmark–1.85%

Dfds A/S	709	46,679
H. Lundbeck A/S	1,070	77,448
Rockwool International A/S-Class B	79	31,634
Royal Unibrew A/S	523	43,534
		199,295

Finland–1.75%

Stora Enso Oyj-Class R	3,026	50,014
UPM-Kymmene Oyj	3,909	138,769
		188,783

France–3.72%

Bouygues S.A.	586	25,770
Eramet	237	23,528
Faurecia S.A.	958	65,128
Nexity S.A.	1,591	98,041
Peugeot S.A.	6,541	188,227
		400,694

Germany–3.97%

CANCOM SE	1,058	57,254
Covestro AG-REGS(b)	1,393	133,727
Hochtief AG	569	102,262
Siltronic AG	559	97,490
TUI AG	1,744	37,334
		428,067

Ireland–0.62%

AerCap Holdings N.V. (a)	573	32,163

	Shares	Value

Ireland–(continued)

Smurfit Kappa Group PLC	828	$34,015
		66,178

Japan–19.54%

Aeon Mall Co., Ltd.	1,900	33,266
Asahi Glass Co., Ltd.	3,400	142,550
Brother Industries, Ltd.	5,800	118,155
Citizen Watch Co., Ltd.	6,300	41,354
Dai Nippon Printing Co., Ltd.	6,900	150,799
Daiichikosho Co., Ltd.	1,700	80,731
Daiwa House Industry Co., Ltd.	2,500	91,196
Denka Co., Ltd.	2,200	75,782
Electric Power Development Co., Ltd.	1,300	35,226
Haseko Corp.	4,600	61,042
Hokuriku Electric Power Co.(a)	2,800	29,380
Ibiden Co., Ltd.	9,100	149,648
JTEKT Corp.	4,800	69,530
K’s Holdings Corp.	9,000	101,172
Kurita Water Industries Ltd.	1,000	29,226
Marubeni Corp.	12,600	96,115
Miraca Holdings Inc.	2,000	57,950
Mitsubishi Corp.	2,300	64,273
Mitsui & Co., Ltd.	11,400	191,084
Nippon Express Co., Ltd.	1,200	78,559
Nippon Telegraph & Telephone Corp.	900	41,647
Nishimatsu Construction Co., Ltd.	2,600	74,332
Ricoh Co., Ltd.	3,100	30,252
TDK Corp.	600	64,294
Tokyo Gas Co., Ltd.	4,300	104,859
Toppan Printing Co., Ltd.	12,000	92,440
		2,104,862

Malta–0.27%

Kindred Group PLC-SDR	2,263	29,228

Netherlands–0.54%

BE Semiconductor Industries N.V.	1,252	27,230
Koninklijke Ahold Delhaize N.V.	1,195	30,363
		57,593

New Zealand–0.60%

a2 Milk Co. Ltd. (a)	9,079	65,074

Norway–0.82%

SalMar ASA	1,725	88,038

Panama–0.37%

Copa Holdings, S.A.-Class A	408	39,715

Russia–0.85%

Evraz PLC	12,538	91,439

Singapore–0.33%

SATS Ltd.	9,300	35,519

Spain–0.57%

Mediaset Espana Comunicacion S.A.	7,751	61,050

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

	Shares	Value

Sweden–0.99%
Loomis AB-Class B	1,489	$46,710
Svenska Cellulosa AB SCA-Class B	5,739	59,441
		106,151

Switzerland–1.82%

Bucher Industries AG	342	111,145
Georg Fischer AG	31	40,086
Oriflame Holding AG	1,337	44,527
		195,758

United Kingdom–6.50%

Fiat Chrysler Automobiles N.V.(a)	9,554	163,081
GlaxoSmithKline PLC	3,108	64,517
Indivior PLC(a)	11,018	44,222
Moneysupermarket.com Group PLC	19,301	79,570
PageGroup PLC	10,980	86,132
Persimmon PLC	2,686	87,421
Royal Dutch Shell PLC-Class B	1,828	63,976
SSP Group PLC	3,806	34,050
WH Smith PLC	3,061	77,338
		700,307

United States–37.57%

Aaron’s, Inc.	1,351	58,512
AbbVie Inc.	1,169	107,817
Akamai Technologies, Inc.(a)	1,401	105,439
American Equity Investment Life Holding Co.	998	35,659
Amgen Inc.	366	71,937
Assured Guaranty Ltd.	1,540	59,937
AT&T Inc.	1,141	36,478
Avis Budget Group, Inc.(a)	955	33,282
Baxter International Inc.	529	38,326
Best Buy Co., Inc.	1,045	78,406
Biogen Inc.(a)	381	127,395
Boeing Co. (The)	420	149,646
CF Industries Holdings, Inc.	901	40,022
Cisco Systems, Inc.	3,389	143,321
Citigroup Inc.	2,171	156,073
Deckers Outdoor Corp.(a)	244	27,531
Devon Energy Corp.	2,284	102,803
Freeport-McMoRan Inc.	2,413	39,814
Gilead Sciences, Inc.	1,616	125,773
Greif Inc.-Class A	726	39,531
HollyFrontier Corp.	1,682	125,444
HP Inc.	6,795	156,829
Humana Inc.	101	31,732
Huntsman Corp.	3,178	106,558
Hyatt Hotels Corp.-Class A	875	68,451
InterDigital, Inc.	882	72,721
KB Home	1,309	31,089
Kohl’s Corp.	1,174	86,723
Lear Corp.	492	88,624
Lincoln National Corp.	678	46,172
LyondellBasell Industries N.V.-Class A	579	64,147
Macy’s, Inc.	2,362	93,842
Michael Kors Holdings Ltd.(a)	1,378	91,954
Micron Technology, Inc.(a)	2,055	108,483
Newmont Mining Corp.	2,386	87,518

	Shares	Value

United States–(continued)

Royal Caribbean Cruises Ltd.	264	$29,769
SBA Communications Corp.(a)	414	65,515
Spectrum Brands Holdings, Inc.(a)	917	80,160
Tenet Healthcare Corp.(a)	1,584	59,606
Teradyne, Inc.	743	32,135
Transocean Ltd.(a)	7,990	102,831
United Therapeutics Corp.(a)	404	49,656
Valero Energy Corp.	1,358	160,719
VeriSign, Inc.(a)	716	103,985
Vertex Pharmaceuticals Inc.(a)	464	81,223
VMware, Inc.-Class A(a)	556	80,392
Voya Financial, Inc.	2,427	122,612
Walmart Inc.	364	32,480
WellCare Health Plans Inc.(a)	514	137,454
Whiting Petroleum Corp.(a)	1,429	70,950
		4,047,476
Total Common Stocks & Other Equity Interests (Cost $8,093,634)		9,889,712

Money Market Funds–6.77%(c)

Invesco Government & Agency Portfolio –Institutional Class, 1.82%	255,276	255,276
Invesco Liquid Assets Portfolio – Institutional Class, 2.06%	182,292	182,346
Invesco Treasury Portfolio – Institutional Class, 1.79%	291,743	291,743
Total Money Market Funds (Cost $729,354)		729,365
TOTAL INVESTMENTS IN SECURITIES–98.58% (Cost $8,822,988)		10,619,077
OTHER ASSETS LESS LIABILITIES–1.42%		152,836
NET ASSETS–100.00%		$10,771,913

Investment Abbreviations:

REGS —Regulation S

SDR   —Swedish Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)

Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at July 31, 2018 represented 1.24% of the Fund’s Net Assets.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

Open Over-The-Counter Total Return Swap Agreements
Reference Entity	Counterparty	Maturity Date	Floating Rate Index (1)	Payment Frequency	Notional Value	Upfront Payments (Received)	Value(2)(3)	Unrealized Appreciation (Depreciation)(2)(3)	Net Value of Reference Entities
Denmark Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	$(158,298)	$—	$3,727	$3,727	$(154,621)
Euro Area Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(1,295,651)	—	286	286	(1,295,755)
Japan Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(2,172,971)	—	36,432	36,432	(2,135,756)
Spain Equity Securities-Short	Morgan Stanley & Co. LLC	02/25/2019	Federal Funds floating rate	Monthly	(94,826)	—	1,808	1,808	(93,048)
United Kingdom Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(724,357)	—	2,613	2,613	(720,851)
United States Equity Securities-Short	Morgan Stanley & Co. LLC	12/23/2019	Federal Funds floating rate	Monthly	(4,128,839)	—	55,281	55,281	(4,074,516)

Subtotal—Appreciation						—	100,147	100,147	(8,474,547)
Australia Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(111,763)	—	(1,514)	(1,514)	(113,312)
Canada Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(607,395)	—	(1,051)	(1,051)	(607,531)
Hong Kong Equity Securities-Short	Morgan Stanley & Co. LLC	10/17/2019	Federal Funds floating rate	Monthly	(27,517)	—	(865)	(865)	(28,388)
New Zealand Equity Securities-Short	Morgan Stanley & Co. LLC	03/24/2020	Federal Funds floating rate	Monthly	(88,637)	—	(2,242)	(2,242)	(90,907)
Norway Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(141,367)	—	(1,258)	(1,258)	(142,669)
Singapore Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(90,586)	—	(1,515)	(1,515)	(92,129)
Sweden Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(68,759)	—	(4,039)	(4,039)	(72,820)
Switzerland Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(133,135)	—	(3,607)	(3,607)	(136,767)

Subtotal—Depreciation						—	(16,091)	(16,091)	(1,284,523)

Total Return Swap Agreements – Equity Risk						$—	$84,056	$84,056	$(9,759,070)

(1) The Fund receives or pays the total return on the short positions underlying the total return swap, and receives a specific Federal Funds floating rate. The total return swaps are settled in U.S. Dollars.

(2) Amount includes $(975) of dividends payable and financing fees related to the reference entities.

(3) Swap agreements collateralized by $50,000 cash held with Morgan Stanley & Co. LLC, the Counterparty.

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

The following table represents the individual short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of July 31, 2018.

	Shares	Value		Percentage of Reference Entities

Equity Securities - Short

Australia

National Australia Bank Ltd.	(4,078)	$	(85,827)	0.86
QBE Insurance Group Ltd.	(3,663)		(27,485)	0.27
			(113,312)

Canada

CCL Industries Inc.- Class B	(1,575)		(79,913)	0.80
Emera Inc.	(2,207)		(71,514)	0.72
Enercare Inc.	(2,578)		(37,477)	0.37
Hydro One Ltd.	(5,009)		(73,163)	0.74
Ivanhoe Mines Ltd.- Class A	(20,523)		(40,863)	0.40
SNC-Lavalin Group Inc.	(1,737)		(76,928)	0.76
Stella-Jones Inc.	(2,544)		(84,976)	0.92
Waste Connections, Inc.	(647)		(50,196)	0.51
Wheaton Precious Metals Corp.	(4,414)		(92,501)	0.95
			(607,531)

Denmark

Chr. Hansen Holding A/S	(335)		(34,681)	0.35
Genmab A/S	(700)		(119,940)	1.25
			(154,621)

Euro Area

ANDRITZ AG	(527)		(29,899)	0.30
Anheuser-Busch InBev S.A./N.V.	(957)		(96,896)	1.02
Argenx SE	(296)		(26,893)	0.29
Banco BPM S.p.A.	(10,664)		(33,917)	0.33
Bayerische Motoren Werke AG	(989)		(95,626)	0.94
Bollore S.A.	(9,332)		(43,451)	0.43
Cairn Homes PLC	(12,550)		(24,947)	0.25
Daimler AG	(1,880)		(130,028)	1.29
GEA Group AG	(1,792)		(69,986)	0.66
Getlink	(5,916)		(78,134)	0.82
Koninklijke Vopak N.V.	(1,175)		(55,342)	0.56
Leonardo S.p.A.	(2,606)		(31,234)	0.28
Nokia Oyj	(24,581)		(133,538)	1.48
Outokumpu Oyj	(9,111)		(61,790)	0.54
Renault S.A.	(902)		(79,409)	0.79
Rocket Internet SE	(3,063)		(106,444)	1.08
Snam S.p.A	(25,140)		(108,031)	1.10
Unione di Banche Italiane S.p.A.	(6,717)		(27,820)	0.27
Valeo S.A.	(1,270)		(62,370)	0.72
			(1,295,755)

Hong Kong

MGM China Holdings Ltd.	(13,200)		(28,388)	0.28

Japan

CyberAgent, Inc.	(800)		(41,996)	0.48
Daifuku Co., Ltd.	(1,300)		(56,792)	0.56
Fast Retailing Co., Ltd.	(100)		(43,597)	0.46
JGC Corp.	(4,500)		(87,046)	0.84
Kansai Paint Co., Ltd.	(5,600)		(128,507)	1.28
Keihan Holdings Co., Ltd.	(2,700)		(98,153)	1.00

	Shares	Value		Percentage of Reference Entities

Japan-(continued)

Keyence Corp.	(200)	$	(105,366)	1.06
Koito Manufacturing Co., Ltd.	(1,500)		(96,181)	1.01
Kyudenko Corp.	(600)		(23,985)	0.28
Kyushu Electric Power Co., Inc.	(6,100)		(71,681)	0.72
LINE Corp.	(800)		(34,913)	0.37
M3 Inc.	(1,600)		(60,740)	0.66
Maruichi Steel Tube Ltd.	(1,400)		(48,140)	0.47
MISUMI Group Inc.	(4,800)		(121,996)	1.31
MonotaRO Co. Ltd.	(3,600)		(180,612)	1.77
Nidec Corp.	(800)		(115,757)	1.24
Nihon M&A Center Inc.	(3,700)		(98,473)	1.13
Nitori Holdings Co., Ltd.	(500)		(75,411)	0.78
Ryohin Keikaku Co., Ltd.	(200)		(64,121)	0.64
Seria Co., Ltd.	(700)		(32,177)	0.33
Shimadzu Corp.	(3,700)		(105,223)	1.11
Shimano Inc.	(600)		(86,121)	0.91
Tokuyama Corp.	(2,000)		(62,958)	0.62
Topcon Corp.	(5,400)		(93,252)	0.93
Toshiba Corp.	(42,000)		(128,832)	1.34
Tsuruha Holdings Inc.	(600)		(73,726)	0.77
			(2,135,756)

New Zealand

Fletcher Building Ltd.	(18,972)		(90,907)	0.90

Norway

Schibsted ASA-Class A	(925)		(31,987)	0.33
Schibsted ASA-Class B	(2,435)		(79,127)	0.80
Yara International ASA	(715)		(31,555)	0.30
			(142,669)

Singapore

Sembcorp Industries Ltd.	(46,800)		(92,129)	0.92

Spain

Cellnex Telecom S.A.	(3,504)		(93,048)	0.96

Sweden

Lundin Petroleum AB	(991)		(32,700)	0.31
Skanska AB-Class B	(2,130)		(40,120)	0.39
			(72,820)

Switzerland

ams AG	(793)		(57,228)	0.57
Panalpina Welttransport Holding AG	(557)		(79,539)	0.79
			(136,767)

United Kingdom

BBA Aviation PLC	(15,764)		(72,415)	0.71
British American Tobacco PLC	(1,790)		(98,696)	0.93
Cairn Energy PLC	(14,423)		(46,228)	0.44
Dixons Carphone PLC	(11,903)		(27,637)	0.28
Essentra PLC	(13,715)		(86,621)	0.91
Fresnillo PLC	(6,682)		(91,122)	0.97
John Wood Group PLC	(3,501)		(29,859)	0.29

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

	Shares	Value		Percentage of Reference Entities

United Kingdom-(continued)

Just Eat PLC	(9,473)	$	(98,596)	1.11
Paddy Power Betfair PLC	(1,188)		(129,262)	1.33
Serco Group PLC	(30,457)		(40,415)	0.40
			(720,851)

United States

ABM Industries, Inc.	(947)		(29,545)	0.29
ACADIA Pharmaceuticals, Inc.	(4,363)		(65,838)	0.73
Advanced Micro Devices, Inc.	(3,876)		(71,047)	0.66
Alphabet Inc.-Class C	(80)		(97,381)	0.98
Ball Corp.	(2,855)		(111,259)	1.10
Bank OZK	(864)		(35,338)	0.37
Callon Petroleum Co.	(8,690)		(93,504)	0.98
Charter Communications, Inc.-Class A	(146)		(44,469)	0.43
Cheniere Energy, Inc.	(1,405)		(89,218)	0.89
Chipotle Mexican Grill, Inc.	(137)		(59,411)	0.64
Clovis Oncology Inc.	(1,420)		(62,679)	0.68
Cognex Corp.	(2,449)		(129,258)	1.11
Compass Minerals International, Inc.	(976)		(66,222)	0.67
Coty Inc.-Class A	(6,160)		(82,606)	0.87
Dentsply Sirona, Inc.	(1,433)		(68,942)	0.68
DexCom, Inc.	(1,265)		(120,339)	1.34
Diamondback Energy, Inc.	(822)		(108,463)	1.10
Dominion Energy, Inc.	(972)		(69,702)	0.70
Ellie Mae, Inc.	(582)		(57,746)	0.64
FireEye, Inc.	(3,073)		(47,724)	0.53
Gartner, Inc.	(668)		(90,467)	0.95
General Electric Co.	(4,686)		(63,870)	0.62
Gulfport Energy Corp.	(3,005)		(34,588)	0.36
Hasbro, Inc.	(437)		(43,530)	0.47
Healthcare Services Group, Inc.	(2,078)		(83,660)	0.84
Howard Hughes Corp.	(852)		(115,489)	1.19
II-VI, Inc.	(667)		(26,146)	0.30
IQVIA Holdings, Inc.	(296)		(36,094)	0.33
Johnson Controls International PLC	(2,910)		(109,154)	1.05
Kennedy-Wilson Holdings, Inc.	(5,181)		(108,283)	1.11
LCI Industries	(283)		(26,022)	0.27
Markel Corp.	(111)		(129,870)	1.29
Martin Marietta Materials, Inc.	(439)		(87,545)	1.00
Mattel, Inc.	(9,243)		(146,686)	1.56
Medicines Co. (The)	(2,397)		(95,233)	0.97
Monro, Inc.	(1,586)		(106,976)	1.11
Nevro Corp.	(1,107)		(62,280)	0.67
Newell Brands, Inc.	(3,584)		(93,865)	0.96
O’Reilly Automotive, Inc.	(222)		(67,932)	0.68
Pandora Media Inc.	(4,053)		(27,317)	0.34
Parsley Energy, Inc.-Class A	(3,975)		(124,934)	1.26
Portola Pharmaceuticals Inc.	(683)		(24,451)	0.29
PriceSmart, Inc.	(886)		(72,431)	0.72

Seattle Genetics, Inc.	(639)		(44,986)	0.45
Sterling Bancorp	(1,597)		(35,453)	0.38
TESARO, Inc.	(3,152)		(109,784)	1.28
Ultragenyx Pharmaceutical, Inc.	(631)		(49,918)	0.52
United Bankshares, Inc.	(2,483)		(91,747)	0.94
Universal Display Corp.	(401)		(38,616)	0.40
ViaSat, Inc.	(2,428)		(170,786)	1.69

	Shares	Value		Percentage of Reference Entities

United States-(continued)

Vulcan Materials Co.	(260)	$	(29,120)	0.33
Wabtec Corp.	(858)		(94,655)	0.92
Wayfair, Inc.-Class A	(445)		(48,425)	0.57
Zayo Group Holdings, Inc.	(1,982)		(73,512)	0.75
			(4,074,516)
Total Equity Securities - Short		$	(9,759,070)

See accompanying notes which are an integral part of this schedule.

Invesco Global Market Neutral Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Global Market Neutral Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco Global Market Neutral Fund

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance.

Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Invesco Global Market Neutral Fund

G.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

H.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

During the nine months ended July 31, 2018, there were transfers from Level 1 to Level 2 of $218,937 and from Level 2 to Level 1 of $446,205, due to foreign fair value adjustments.

Invesco Global Market Neutral Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$124,494	$26,697	$—	$151,191
Austria	90,532	—	—	90,532
Canada	646,765	—	—	646,765
China	—	95,997	—	95,997
Denmark	199,295	—	—	199,295
Finland	188,783	—	—	188,783
France	400,694	—	—	400,694
Germany	428,067	—	—	428,067
Ireland	66,178	—	—	66,178
Japan	200,476	1,904,386	—	2,104,862
Malta	29,228	—	—	29,228
Netherlands	27,230	30,363	—	57,593
New Zealand	—	65,074	—	65,074
Norway	88,038	—	—	88,038
Panama	39,715	—	—	39,715
Russia	—	91,439	—	91,439
Singapore	—	35,519	—	35,519
Spain	61,050	—	—	61,050
Sweden	106,151	—	—	106,151
Switzerland	155,672	40,086	—	195,758
United Kingdom	462,778	237,529	—	700,307
United States	4,047,476	—	—	4,047,476
Money Market Funds	729,365	—	—	729,365
Total Investments in Securities	8,091,987	2,527,090	—	10,619,077
Other Investments – Assets*
Swap Agreements	—	100,147	—	100,147
Other Investments – Liabilities*
Swap Agreements	—	(16,091)	—	(16,091)
Total Other Investments	—	84,056	—	84,056
Total Investments	$8,091,987	$2,611,146	$—	$10,703,133
*	Unrealized appreciation (depreciation).

Invesco Global Market Neutral Fund

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2018:

Derivative Assets	Value Equity Risk
Unrealized appreciation on swap agreements—OTC	$100,147
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$100,147

Derivative Liabilities	Value Equity Risk
Unrealized depreciation on swap agreements—OTC	$(16,091)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(16,091)

Effect of Derivative Investments for the nine months ended July 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations Equity Risk
Realized Gain (Loss):
Swap agreements	$(1,161,126)
Change in Net Unrealized Appreciation:
Swap agreements	176,378
Total	$ (984,748)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$13,874,898

Invesco Global Market Neutral Fund

Invesco Global Targeted Returns Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	GTR-QTR-1 09/18	Invesco Advisers, Inc.

Consolidated Schedule of Investments

July 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–31.32%

Australia–0.34%

Alumina Ltd.	9,939	$21,000
Amcor Ltd.	5,358	59,938
BHP Billiton PLC	4,162	96,141
Fairfax Media Ltd.	23,864	14,360
Metcash Ltd.	13,937	27,231
Newcrest Mining Ltd.	2,052	32,973
Origin Energy Ltd. (a)	4,014	29,091
QBE Insurance Group Ltd.	6,409	48,023
Telstra Corp. Ltd.	7,658	16,157
Woodside Petroleum Ltd.	2,445	65,555
		410,469

Austria–0.06%

OMV AG	926	52,363
Verbund AG	469	18,492
		70,855

Belgium–0.08%

Colruyt S.A.	514	30,724
UCB S.A.	763	65,539
		96,263

Brazil–0.20%

EZ Tec Empreendimentos e Participacoes S.A.	19,100	89,006
Kroton Educacional S.A.	6,500	19,397
Telefonica Brasil S.A. -Preference Shares	11,687	128,385
		236,788

Canada–0.33%

Agnico Eagle Mines Ltd.	903	37,818
Canadian Natural Resources Ltd.	5,657	207,875
Goldcorp, Inc.	4,232	52,900
Methanex Corp.	721	49,821
PrairieSky Royalty Ltd.	2,438	46,256
		394,670

China–2.19%

51job, Inc. -ADR (a)	1,549	142,152
Alibaba Group Holding Ltd. -ADR(a)	723	135,367
Baidu, Inc. -ADR(a)	1,041	257,314
Bank of China Ltd. -Class H	220,000	103,146
Bitauto Holdings Ltd. -ADR (a)	2,850	69,312
Changyou.com Ltd. -ADR	302	4,119
China Communications Services Corp. Ltd. -Class H	54,000	34,075
China Conch Venture Holdings Ltd.	27,000	101,649
China Mobile Ltd.	28,000	253,231

	Shares	Value

China–(continued)

China Resources Power Holdings Co. Ltd.	32,000	$61,724
CNOOC Ltd.	138,000	231,302
Dongfeng Motor Group Co. Ltd. -Class H	56,000	56,251
ENN Energy Holdings Ltd.	8,000	81,385
FIH Mobile Ltd. (a)	11,000	1,672
Industrial & Commercial Bank of China Ltd. -Class H	270,000	199,857
JD.com, Inc. -ADR (a)	8,495	304,631
Minth Group Ltd.	20,000	75,594
NetEase, Inc. -ADR	839	216,462
Qingdao Port International Co., Ltd. -Class H -REGS(a)(b)	79,000	57,571
Sohu.com Ltd. -ADR (a)	314	7,913
Tencent Holdings Ltd.	5,500	250,048
Zhejiang Expressway Co., Ltd. -Class H	14,000	11,892
		2,656,667

Denmark–0.46%

A.P. Møller - Maersk A/S -Class B	62	89,130
Carlsberg A/S -Class B	619	74,612
Dfds A/S	560	36,869
GN Store Nord A/S	871	41,547
H. Lundbeck A/S	1,348	97,570
Novo Nordisk A/S -Class B	1,614	80,308
Rockwool International A/S -Class B	106	42,445
Royal Unibrew A/S	592	49,278
Sydbank A/S	391	14,503
William Demant Holding A/S (a)	612	29,250
		555,512

Faroe Islands–0.05%

Bakkafrost P/F	934	57,438

Finland–0.49%

Nokia Oyj	26,447	142,967
Stora Enso Oyj -Class R	10,141	167,611
UPM-Kymmene Oyj	8,069	286,449
		597,027

France–2.07%

Airbus S.E.	1,319	163,485
AXA S.A.	2,217	55,994
BNP Paribas S.A.	2,494	162,347
Bouygues S.A.	796	35,006
Capgemini SE	1,454	186,678
Carrefour S.A.	5,500	98,782
Cie Generale des Etablissements Michelin SCA	1,433	184,484
Dassault Aviation S.A.	40	73,900
Engie S.A.	5,396	87,166
Faurecia S.A.	1,050	71,382

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Shares	Value

France–(continued)

L’Oreal S.A.	394	$96,518
Nexity S.A.	260	16,022
Orange S.A.	17,578	300,396
Peugeot S.A.	1,114	32,057
Safran S.A.	925	114,704
Sanofi	648	56,312
Société Générale S.A.	1,696	75,577
TOTAL S.A.	10,768	702,555
		2,513,365

Germany–1.33%

Allianz S.E.	424	93,772
Aurubis AG	230	18,831
BASF S.E.	1,792	172,157
Bayer AG	4,172	464,709
Beiersdorf AG	239	27,835
Covestro AG -REGS (b)	838	80,448
Deutsche Post AG	7,374	260,311
Deutsche Telekom AG	5,664	93,714
Fraport AG Frankfurt Airport Services Worldwide	174	17,371
Hochtief AG	194	34,866
Rheinmetall AG	415	50,127
SAP S.E.	704	82,328
TAG Immobilien AG	1,078	24,391
TUI AG	4,237	90,701
Volkswagen AG -Preference Shares	548	97,539
		1,609,100

Hong Kong–0.68%

AIA Group Ltd.	41,200	360,698
CK Asset Holdings Ltd.	16,500	126,234
CK Hutchison Holdings Ltd.	19,000	206,482
Pacific Basin Shipping Ltd. (a)	55,000	14,365
Standard Chartered PLC	13,550	119,720
		827,499

India–0.78%

Adani Ports & Special Economic Zone Ltd.	9,211	53,842
Godrej Consumer Products Ltd.	3,232	62,092
HDFC Bank Ltd. -ADR	2,588	267,444
Housing Development Finance Corp. Ltd.	1,438	41,848
ICICI Bank Ltd. -ADR	17,938	158,394
Infosys Ltd. -ADR	7,553	152,420
Tata Consultancy Services Ltd.	697	19,728
UPL Ltd.	12,721	119,522
Zee Entertainment Enterprises Ltd.	8,660	66,598
		941,888

Indonesia–0.06%

PT Bank Negara Indonesia (Persero) Tbk	137,400	70,540
PT Telekomunikasi Indonesia Persero Tbk	28,700	7,092
		77,632

Ireland–0.09%

Kingspan Group PLC	1,978	91,987
UDG Healthcare PLC	1,659	18,291
		110,278

	Shares	Value

Italy–0.53%

Banco BPM S.p.A. (a)	33,234	$105,277
Eni S.p.A.	6,471	124,762
Intesa Sanpaolo S.p.A.	82,159	252,377
Iren S.p.A.	4,675	13,215
Telecom Italia S.p.A. (a)	195,913	151,056
		646,687

Japan–0.26%

INPEX Corp.	2,900	31,842
Mitsubishi Estate Co., Ltd.	1,900	33,050
NEXON Co., Ltd. (a)	1,000	14,393
Sumitomo Mitsui Financial Group, Inc.	2,600	103,180
Toyota Motor Corp.	2,100	137,622
		320,087

Jersey–0.07%

Randgold Resources Ltd.	1,087	80,498

Luxembourg–0.01%

RTL Group S.A.	226	16,847

Malaysia–0.01%

British American Tobacco Malaysia Bhd.	1,300	10,962

Malta–0.02%

Kindred Group PLC -SDR	1,643	21,220

Mexico–0.11%

Fibra Uno Administracion S.A. de C.V.	89,700	129,551

Netherlands–0.70%

ASM International N.V.	599	34,487
Heineken Holding N.V.	634	61,179
ING Groep N.V.	16,373	250,132
Koninklijke Ahold Delhaize N.V.	13,278	337,375
Koninklijke DSM N.V.	364	38,791
SBM Offshore N.V.	4,322	66,852
Wolters Kluwer N.V.	919	55,406
		844,222

Norway–0.59%

Leroy Seafood Group ASA	3,129	24,618
Orkla ASA	4,142	35,046
SalMar ASA	1,568	80,026
Equinor ASA	13,537	358,772
Telenor ASA	3,915	76,573
TGS NOPEC Geophysical Co. ASA	2,463	94,209
Yara International ASA	1,121	49,473
		718,717

Philippines–0.03%

Robinsons Retail Holdings, Inc.	23,620	37,987

Russia–0.13%

Evraz PLC	13,032	95,041
Sberbank of Russia PJSC -ADR	4,642	65,406
		160,447

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Shares	Value

Singapore–0.18%

DBS Group Holdings Ltd.	3,000	$58,947
Parkway Life REIT	3,900	7,906
United Overseas Bank Ltd.	7,500	148,854
		215,707

South Africa–0.10%

Anglo American PLC	3,214	73,296
Naspers Ltd. -Class N	220	54,187
		127,483

South Korea–1.43%

E-MART Inc.	121	23,633
Hyundai Motor Co. -Preference Shares	1,085	85,056
Hyundai Motor Co.	709	82,071
Hyundai Steel Co.	587	28,176
Kangwon Land, Inc.	1,057	24,565
KB Financial Group Inc.	3,438	165,158
Korea Electric Power Corp.	5,479	163,087
Korea Investment Holdings Co., Ltd.	178	11,414
LG Chem Ltd.	128	43,091
LG Corp.	1,509	101,894
POSCO	461	135,751
Samsung Electronics Co., Ltd.	11,362	471,334
Samsung Electronics Co., Ltd. -Preference Shares	6,749	231,606
Samsung Fire & Marine Insurance Co., Ltd.	218	53,198
Shinhan Financial Group Co., Ltd.	2,968	115,961
		1,735,995

Spain–0.54%

Atresmedia Corp. de Medios de Comunicación, S.A.	3,970	31,102
Banco Bilbao Vizcaya Argentaria, S.A.	10,674	78,275
Banco Santander S.A.	20,995	117,400
Bankia S.A.	20,556	80,844
CaixaBank S.A.	48,117	222,633
Industria de Diseno Textil, S.A.	1,566	51,326
Mediaset Espana Comunicacion S.A.	2,947	23,212
Merlin Properties SOCIMI, S.A.	2,218	32,808
Obrascon Huarte Lain, S.A.	3,375	11,890
		649,490

Sweden–0.47%

Autoliv, Inc.	575	58,915
Axfood AB	2,251	45,612
Loomis AB -Class B	1,113	34,915
Sandvik AB	5,037	92,056
Securitas AB -Class B	5,514	99,282
SSAB AB -Class A	3,052	15,049
SSAB AB -Class B	9,479	37,596
Svenska Cellulosa AB SCA -Class B	8,183	84,754
Swedish Match AB	1,838	100,515
		568,694

Switzerland–1.37%

Adecco Group AG	888	54,686
Barry Callebaut AG	13	22,187
Bucher Industries AG	63	20,474
Coca-Cola HBC AG	1,361	48,838

	Shares	Value

Switzerland–(continued)

Flughafen Zürich AG	107	$22,433
Georg Fischer AG	28	36,207
Glencore PLC	40,636	179,002
Logitech International S.A.	1,064	46,871
Novartis AG	3,860	323,996
Roche Holding AG	2,134	523,802
SGS S.A.	35	91,406
UBS Group AG	8,027	132,257
Zurich Insurance Group AG	512	157,550
		1,659,709

Taiwan–0.93%

Asustek Computer Inc.	5,000	43,097
China Life Insurance Co., Ltd.	20,170	21,359
Delta Electronics Inc.	10,000	34,875
Gigabyte Technology Co., Ltd.	8,000	16,094
Hon Hai Precision Industry Co., Ltd.	41,000	112,621
MediaTek Inc.	9,000	74,808
Quanta Computer Inc.	11,000	19,034
Taiwan Semiconductor Manufacturing Co. Ltd. -ADR	13,782	567,956
Taiwan Semiconductor Manufacturing Co. Ltd.	29,000	231,459
Yageo Corp.	1	18
		1,121,321

Thailand–0.12%

Bangkok Bank PCL -NVDR	6,700	41,626
Bangkok Bank PCL	14,900	93,344
CPN Retail Growth Leasehold REIT	16,800	12,256
		147,226

United Kingdom–11.20%

AstraZeneca PLC	2,557	196,833
Aviva PLC	73,876	484,234
Babcock International Group PLC	17,930	168,168
BAE Systems PLC	73,223	627,127
Balfour Beatty PLC	20,938	80,597
Barclays PLC	190,856	485,304
Barratt Developments PLC	2,215	15,524
Beazley PLC	22,706	167,187
Bellway PLC	947	36,226
BP PLC	149,103	1,120,260
British American Tobacco PLC	11,417	629,525
British Land Co. PLC (The)	14,550	125,992
BT Group PLC	113,554	348,008
BTG PLC (a)	18,778	130,871
Bunzl PLC	4,451	132,320
Capita PLC	41,763	88,806
Dairy Crest Group PLC	10,080	64,166
Dechra Pharmaceuticals PLC	622	24,377
Derwent London PLC	3,517	144,160
Drax Group PLC	4,026	19,224
easyJet PLC	17,754	376,746
Electrocomponents PLC	2,718	25,599
Essentra PLC	12,383	78,103
esure Group PLC	14,879	39,839

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Shares	Value

United Kingdom–(continued)

Fiat Chrysler Automobiles N.V. (a)	3,275	$55,902
G4S PLC	81,039	293,186
GlaxoSmithKline PLC	13,564	281,568
Grafton Group PLC (c)	1,449	14,568
Hays PLC	8,141	21,201
Hiscox Ltd.	8,160	171,146
Howden Joinery Group PLC	7,741	48,474
HSBC Holdings PLC	8,400	79,836
Imperial Brands PLC	5,391	206,752
Inchcape PLC	2,287	21,177
Indivior PLC (a)	8,763	35,171
InterContinental Hotels Group PLC	1,104	68,131
International Consolidated Airlines Group, S.A.	11,087	103,012
International Consolidated Airlines Group, S.A.	17,136	159,686
Intertek Group PLC	847	65,367
J D Wetherspoon PLC	1,235	19,759
J Sainsbury PLC	86,337	370,548
Lancashire Holdings Ltd.	10,014	75,312
Legal & General Group PLC	135,712	467,356
Marks & Spencer Group PLC	69,763	282,017
N Brown Group PLC	17,597	33,535
NewRiver REIT PLC	43,557	156,642
Next PLC	4,487	349,582
PageGroup PLC	3,790	29,731
Pearson PLC	7,997	96,813
Persimmon PLC	2,371	77,169
Provident Financial PLC (a)	12,015	105,657
RELX PLC	12,735	277,882
Rentokil Initial PLC	37,118	165,068
Rightmove PLC	584	37,336
Rolls-Royce Holdings PLC	37,816	491,868
Royal Bank of Scotland Group PLC (The) (a)	89,020	298,406
Royal Dutch Shell PLC -Class A	23,616	810,545
Royal Dutch Shell PLC -Class B	4,678	163,719
Royal Dutch Shell PLC -Class A	10,390	355,620
Royal Mail PLC	11,289	69,476
RSA Insurance Group PLC	21,063	177,933
Smith & Nephew PLC	3,199	55,444
SSE PLC	5,074	83,245
SSP Group PLC	2,186	19,556
Stagecoach Group PLC	29,677	62,090
Standard Chartered PLC	4,869	43,902
TalkTalk Telecom Group PLC	55,461	83,493
Tate & Lyle PLC	4,468	36,593
Tesco PLC	86,184	294,442
Thomas Cook Group PLC	137,866	173,530
TP ICAP PLC	13,168	48,392
Vectura Group PLC (a)	30,726	32,262
Victrex PLC	339	14,033
Vodafone Group PLC	161,655	394,640
WH Smith PLC	728	18,393
William Hill PLC	11,072	43,233
Wm Morrison Supermarkets PLC	4,423	15,169
		13,564,764

		Shares	Value

United States–3.24%

Allergan PLC		320	$58,909
Altria Group, Inc.		4,681	274,681
American Express Co.		1,181	117,533
Amgen Inc.		398	78,227
Anthem, Inc.		148	37,444
Aon PLC		567	81,393
Apache Corp.		1,372	63,112
Baker Hughes, a GE Co.		4,300	148,694
Berkshire Hathaway Inc. -Class B (a)		460	91,020
Biogen Inc. (a)		152	50,824
Booking Holdings Inc. (a)		22	44,632
Broadcom Inc.		409	90,704
Chevron Corp.		1,671	210,997
Citigroup Inc.		3,613	259,739
eBay Inc. (a)		1,994	66,699
First Republic Bank		1,664	164,503
Gilead Sciences, Inc.		1,698	132,155
JPMorgan Chase & Co.		2,419	278,064
Las Vegas Sands Corp.		2,091	150,343
Markel Corp. (a)		72	84,240
Mastercard Inc. -Class A		162	32,076
Microsoft Corp.		1,007	106,822
Nasdaq, Inc.		1,613	147,428
National Oilwell Varco Inc.		3,597	174,886
Newmont Mining Corp.		1,301	47,721
Nielsen Holdings PLC		903	21,275
Pfizer Inc.		4,297	171,579
Samsonite International S.A. (a)(b)		11,700	44,462
TE Connectivity Ltd.		1,294	121,080
Union Pacific Corp.		482	72,247
United Rentals, Inc. (a)		223	33,182
United Technologies Corp.		1,701	230,894
Wells Fargo & Co.		2,916	167,058
Williams-Sonoma, Inc.		1,106	64,690
			3,919,313

Zambia–0.07%

First Quantum Minerals Ltd.		5,609	87,490
Total Common Stocks & Other Equity Interests (Cost $34,537,198)			37,939,868

	Principal Amount

Non-U.S. Dollar Denominated Bonds & Notes–13.13%(d)

Australia–0.10%

Origin Energy Finance Ltd., REGS, Unsec. Sub. Gtd. Euro Bonds, 4.00%, 09/16/2074(b)	EUR	100,000	120,949

Belgium–0.21%

Radisson Hotel Holdings AB, Sr. Sec. Gtd. Bonds, 6.88%, 07/15/2023(b)	EUR	100,000	122,206

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Principal Amount		Value

Belgium–(continued)

Solvay Finance S.A., REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 5.87%(b)(e)	EUR	100,000	$133,111
			255,317

Canada–0.03%

Parkland Fuel Corp., Sr. Unsec. Gtd. Notes, 5.63%, 05/09/2025	CAD	40,000	30,520

Denmark–0.10%

DKT Finance ApS, Sr. Sec. Gtd. First Lien Notes, 7.00%, 06/17/2023(b)	EUR	100,000	123,258

France–0.63%

Burger King France S.A.S., Sr. Sec. Gtd. Floating Rate Bonds, 5.25% (3 mo. EURIBOR + 5.25%), 05/01/2023 (b)(f)	EUR	100,000	118,320
La Financière ATALIAN S.A.S, Sr. Unsec. Gtd. Notes, 6.63%, 05/15/2025(b)	GBP	100,000	129,653
Orange S.A., REGS, Jr. Unsec. Sub. Euro Notes, 5.88%(b)(e)	GBP	100,000	142,863
Picard Groupe S.A.S., Sr. Sec. Gtd. First Lien Floating Rate Notes, 3.00% (3 mo. EURIBOR + 3.00%), 11/30/2023 (b)(f)	EUR	100,000	116,108
TOTAL S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 2.25%(b)(e)	EUR	100,000	120,605
Électricité de France S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 5.88%(b)(e)	GBP	100,000	132,500
			760,049

Germany–0.28%

CBR Fashion Finance B.V., Sr. Sec. Gtd. Bonds, 5.13%, 10/01/2022(b)	EUR	100,000	104,437
Deutsche Bank AG, REGS, Jr. Unsec. Sub. Euro Notes, 7.13%(b)(e)	GBP	100,000	123,461
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 4.63%, 02/15/2026(b)	EUR	90,000	114,570
			342,468

Israel–0.10%

Teva Pharmaceutical Finance Netherlands II B.V., Sr. Unsec. Gtd. Notes, 4.50%, 03/01/2025(b)	EUR	100,000	123,625

	Principal Amount		Value

Italy–0.25%

Italy Buoni Poliennali del Tesoro, Sr. Unsec. Euro Bonds, 0.35%, 06/15/2020	EUR	20,000	$23,216
1.25%, 12/01/2026	EUR	55,000	58,412
Pro-Gest S.p.A., Sr. Unsec. Bonds, 3.25%, 12/15/2024(b)	EUR	100,000	111,259
Wind Tre S.p.A., Sr. Sec. Gtd. Floating Rate First Lien Notes, 2.75% (3 mo. EURIBOR + 2.75%), 01/20/2024 (b)(f)	EUR	100,000	109,908
			302,795

Japan–0.09%

SoftBank Group Corp., REGS, Sr. Unsec. Gtd. Euro Notes, 3.13%, 09/19/2025(b)	EUR	100,000	110,500

Luxembourg–0.20%

INEOS Group Holdings S.A., REGS, Sec. Unsub. Gtd. Second Lien Euro Bonds, 5.38%, 08/01/2024(b)	EUR	100,000	123,373
LHMC Finco S.a.r.l., Sr. Sec. Notes, 6.25%, 12/20/2023(b)	EUR	100,000	120,433
			243,806

Mexico–3.54%

Mexican Bonos, Series M, Sr. Unsec. Bonds, 6.50%, 06/09/2022	MXN	40,200,000	2,065,040
7.50%, 06/03/2027	MXN	1,500,000	79,179
8.00%, 12/07/2023	MXN	38,000,000	2,063,097
Petróleos Mexicanos, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 8.25%, 06/02/2022(b)	GBP	50,000	77,600
			4,284,916

Netherlands–0.29%

HEMA Bondco I B.V., Sr. Sec. Gtd. Floating Rate First Lien Notes, 6.25% (3 mo. EURIBOR + 6.25%), 07/15/2022 (b)(f)	EUR	100,000	112,538
InterXion Holding N.V., Sr. Unsec. Gtd. Notes, 4.75%, 06/15/2025(b)	EUR	100,000	121,646
UPC Holding B.V., REGS, Sr. Sec. First Lien Euro Bonds, 3.88%, 06/15/2029(b)	EUR	100,000	111,326
			345,510

Poland–3.18%

Republic of Poland Government Bond, Series 0726, Unsec. Bonds, 2.50%, 07/25/2026	PLN	14,306,000	3,762,419
Series 0727, Unsec. Bonds, 2.50%, 07/25/2027	PLN	354,000	91,948
			3,854,367

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Principal Amount		Value

Portugal–0.07%

Portugal Obrigações do Tesouro, REGS, Sr. Unsec. Euro Bonds, 2.88%, 10/15/2025(b)	EUR	60,000	$78,147

South Africa–0.16%

Republic of South Africa Government Bond, Series 2048, Unsec. Bonds, 8.75%, 02/28/2048	ZAR	2,800,000	197,516

Spain–0.42%

Caixabank S.A., REGS, Jr. Unsec. Sub. Euro Bonds, 6.75%, (b)(e)	EUR	200,000	257,410
Naviera Armas, S.A., Sr. Sec. Gtd. Floating Rate Bonds, 6.50% (3 mo. EURIBOR + 6.50%), 07/31/2023 (b)(f)	EUR	100,000	117,696
Spain Government Bond, REGS, Sr. Unsec. Euro Bonds, 1.95%, 04/30/2026(b)	EUR	55,000	68,860
Spain Government Inflation Linked Bond, REGS, Sr. Unsec. Euro Bonds, 0.55%, 11/30/2019(b)	EUR	50,000	60,040
			504,006

Switzerland–0.21%

ELM B.V. for Swiss Reinsurance Co. Ltd., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.30%(b)(e)	GBP	100,000	134,964
LafargeHolcim Sterling Finance (Netherlands) B.V., REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.00%, 05/12/2032(b)	GBP	100,000	123,859
			258,823

United Kingdom–3.01%

B.A.T. International Finance PLC, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.25%, 09/09/2052(b)	GBP	100,000	98,574
Barclays Bank PLC, Series RCI, REGS, Jr. Unsec. Sub. Euro Bonds, 14.00%(b)(e)	GBP	150,000	215,597
Boparan Finance PLC, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 5.50%, 07/15/2021(b)	GBP	100,000	120,364
BP Capital Markets PLC, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 1.18%, 08/12/2023(b)	GBP	100,000	127,986
Centrica PLC, REGS, Jr. Unsec. Sub. Euro Bonds, 5.25%, 04/10/2075(b)	GBP	100,000	139,092
CYBG PLC, REGS, Unsec. Sub. Euro Bonds, 5.00%, 02/09/2026(b)	GBP	100,000	135,132
Ei Group PLC, Sr. Sec. First Mortgage Euro Bonds, 6.50%, 12/06/2018	GBP	50,000	66,544

	Principal Amount		Value

United Kingdom–(continued)

Fidelity International Ltd., REGS, Sr. Unsec. Medium-Term Euro Notes, 6.75%, 10/19/2020(b)	GBP	50,000	$72,434
HBOS Capital Funding L.P., REGS, Jr. Unsec. Sub. Gtd. Euro Notes, 6.46%(b)(e)	GBP	100,000	133,103
InterContinental Hotels Group PLC, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.13%, 08/24/2026(b)	GBP	100,000	124,076
John Lewis PLC, REGS, Sr. Unsec. Euro Bonds, 4.25%, 12/18/2034(b)	GBP	100,000	129,607
Lloyds Banking Group PLC, REGS, Jr. Unsec. Sub. Euro Bonds, 7.88%(b)(e)	GBP	200,000	306,627
Marks & Spencer PLC, REGS, Sr. Unsec. Medium-Term Euro Notes, 4.75%, 06/12/2025(b)	GBP	100,000	143,258
Nationwide Building Society, REGS, Jr. Unsec. Sub. Notes, 10.25%(b)(e)	GBP	68,000	135,325
NatWest Markets PLC, Series 352, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.20%(e)	GBP	13,000	18,909
New Look Secured Issuer PLC, REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 6.50%, 07/01/2022(b)	GBP	100,000	69,900
Next PLC, REGS, Sr. Unsec. Euro Bonds, 3.63%, 05/18/2028(b)	GBP	100,000	131,418
RAC Bond Co. PLC, REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 4.87%, 05/06/2026(b)	GBP	100,000	133,598
RL Finance Bonds No. 3 PLC, REGS, Unsec. Gtd. Sub. Euro Bonds, 6.13%, 11/13/2028(b)	GBP	100,000	145,557
Royal Bank of Scotland Group PLC (The), REGS, Jr. Unsec. Sub. Variable Rate Euro Notes, 2.00% (3 mo. EURIBOR + 2.33%) (b)(e)(f)	EUR	100,000	114,519
SSE PLC, REGS, Jr. Unsec. Sub. Euro Bonds, 3.88%(b)(e)	GBP	100,000	134,260
Tesco Property Finance 2 PLC, REGS, Sr. Sec. First Lien Mortgage-Backed Euro Bonds, 6.05%, 10/13/2039(b)	GBP	43,299	67,096
Thames Water Utilities Cayman Finance Ltd., REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 1.88%, 01/24/2024(b)	GBP	100,000	127,858
Travis Perkins PLC, REGS, Sr. Unsec. Gtd. Euro Bonds, 4.50%, 09/07/2023(b)	GBP	100,000	135,396

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Principal Amount		Value

United Kingdom–(continued)

United Kingdom Gilt Inflation-Linked, REGS, Unsec. Bonds, 0.13%, 03/22/2026(b)	GBP	60,000	$90,737
Virgin Media Secured Finance PLC, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 6.25%, 03/28/2029(b)	GBP	100,000	137,647
Vodafone Group PLC, REGS, Sr. Unsec. Medium-Term Euro Notes, 3.38%, 08/08/2049(b)	GBP	100,000	124,118
Whitbread Group PLC, REGS, Sr. Unsec. Gtd. Euro Bonds, 3.38%, 10/16/2025(b)	GBP	100,000	132,912
Yorkshire Building Society (The), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.50%, 04/21/2026(b)	GBP	100,000	137,398
			3,649,042

United States–0.26%

Energizer Gamma Acquisition B.V., Sr. Sec. Bonds, 4.63%, 07/15/2026(b)	EUR	100,000	119,698
Johnson & Johnson, Sr. Unsec. Global Notes, 5.50%, 11/06/2024	GBP	50,000	80,721
Netflix, Inc., REGS, Sr. Unsec. Euro Notes, 3.63%, 05/15/2027(b)	EUR	100,000	115,293
			315,712
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $15,558,536)			15,901,326

U.S. Dollar Denominated Bonds & Notes–10.22%

Argentina–0.12%

Transportadora de Gas del Sur S.A., Sr. Unsec. Notes, 6.75%, 05/02/2025 (b)		$150,000	141,705

Australia–0.01%

Nufarm Australia Ltd./Nufarm Americas Inc., Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026 (b)		16,000	15,380

Belgium–0.08%

Anheuser-Busch InBev Finance, Inc., Sr. Unsec. Gtd. Global Notes, 3.70%, 02/01/2024		100,000	100,736

Brazil–0.21%

MARB BondCo PLC, Sr. Unsec. Gtd. Notes, 7.00%, 03/15/2024 (b)		200,000	196,250

	Principal Amount	Value

Brazil–(continued)

Petrobras Global Finance B.V., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	$39,000	$35,890
8.75%, 05/23/2026	25,000	28,312
		260,452

Canada–0.39%

1011778 BC ULC/ New Red Finance, Inc., Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025 (b)	99,000	95,411
Air Canada, Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021 (b)	25,000	26,969
Bombardier Inc., Sr. Unsec. Notes, 6.13%, 01/15/2023(b)	25,000	25,469
7.50%, 03/15/2025(b)	18,000	18,990
Cott Holdings Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2025 (b)	50,000	48,250
HudBay Minerals, Inc., Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025 (b)	31,000	32,201
Hulk Finance Corp., Sr. Unsec. Notes, 7.00%, 06/01/2026 (b)	52,000	49,010
Mercer International Inc., Sr. Unsec. Global Notes, 6.50%, 02/01/2024	15,000	15,375
Sr. Unsec. Notes, 5.50%, 01/15/2026(b)	10,000	9,750
Parkland Fuel Corp., Sr. Unsec. Notes, 6.00%, 04/01/2026 (b)	23,000	22,741
Precision Drilling Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	65,000	62,400
6.50%, 12/15/2021	8,788	8,986
Teck Resources Ltd., Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	25,000	25,781
Sr. Unsec. Notes, 6.13%, 10/01/2035	33,000	34,403
		475,736

China–0.12%

Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC, Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025 (b)	150,000	149,625

France–0.42%

AXA S.A., Series A, Jr. Unsec. Sub. Notes, 6.46% (b)(e)	100,000	99,000
BNP Paribas S.A., REGS, Jr. Unsec. Sub. Euro Notes, 7.38% (b)(e)	200,000	212,750
Societe Generale S.A., Unsec. Sub. Notes, 4.25%, 04/14/2025 (b)	200,000	195,167
		506,917

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Principal Amount	Value

Germany–0.14%

Allianz S.E., REGS, Series DIP, Jr. Unsec. Sub. Medium-Term Euro Notes, 3.88% (b)(e)	$200,000	$166,660

Israel–0.04%

Teva Pharmaceutical Finance IV, B.V., Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	25,000	24,110
Teva Pharmaceutical Finance Netherlands III B.V., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/15/2024	19,000	19,682
		43,792

Italy–0.19%

Telecom Italia Capital S.A., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	7,000	7,105
7.20%, 07/18/2036	16,000	17,120
Telecom Italia S.p.A., Sr. Unsec. Notes, 5.30%, 05/30/2024 (b)	200,000	201,250
		225,475

Luxembourg–0.29%

Altice Financing S.A., Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026 (b)	200,000	195,220
ArcelorMittal, Sr. Unsec. Global Notes, 7.00%, 10/15/2039	23,000	26,048
Intelsat Jackson Holdings S.A., Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	76,000	70,205
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	27,000	27,236
7.50%, 04/01/2021	29,000	29,217
		347,926

Mexico–0.15%

Fomento Economico Mexicano S.A.B. de C.V., Sr. Unsec. Global Notes, 2.88%, 05/10/2023	150,000	143,510
Petróleos Mexicanos, Sr. Unsec. Gtd. Global Notes, 6.88%, 08/04/2026	11,000	11,523
Sr. Unsec. Gtd. Notes, 5.35%, 02/12/2028(b)	29,000	27,167
		182,200

Spain–0.12%

Telefónica Emisiones, S.A.U., Sr. Unsec. Gtd. Global Notes, 4.90%, 03/06/2048	150,000	146,787

Switzerland–0.17%

Cloverie PLC for Zurich Insurance Co. Ltd., REGS, Unsec. Sub. Medium-Term Euro Notes, 5.63%, 06/24/2046 (b)	200,000	206,696

	Principal Amount	Value

United Kingdom–0.49%

HSBC Holdings PLC, Jr. Unsec. Sub. Global Bonds, 6.00% (e)	$200,000	$194,300
Royal Bank of Scotland Group PLC (The), Jr. Unsec. Sub. Bonds, 7.50%(e)	200,000	207,000
Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	100,000	101,899
Series U, Jr. Unsec. Sub. Variable Rate Global Notes, 4.65% (3 mo. USD LIBOR + 2.32%)(e)(f)	100,000	95,950
		599,149

United States–7.23%

AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	30,000	30,675
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/2020	10,000	10,638
Sr. Unsec. Notes, 5.00%, 04/01/2023	13,000	13,286
Albertsons Cos. LLC/ Safeway Inc./New Albertson’s L.P./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	47,000	45,237
Ally Financial Inc., Sr. Unsec. Global Notes, 4.63%, 05/19/2022	25,000	25,190
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	30,000	32,025
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	40,000	39,600
5.88%, 11/15/2026	30,000	29,325
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	60,000	59,325
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/20/2026	40,000	39,100
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	48,000	49,200
Apple Inc., Sr. Unsec. Global Notes, 3.45%, 02/09/2045	50,000	45,493
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	15,000	14,925
Ascent Resources Utica Holdings, LLC /ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022 (b)	30,000	33,300
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.75%, 08/01/2025(b)	12,000	11,295
6.88%, 02/15/2021(b)	36,000	36,360

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Principal Amount	Value

United States–(continued)

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025 (b)	$18,000	$16,628
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	22,000	21,175
Bausch Health Cos. Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	21,000	21,098
Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(b)	60,000	59,625
6.13%, 04/15/2025(b)	65,000	61,181
BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026 (b)	12,000	12,120
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/2027	6,000	5,250
6.75%, 03/15/2025	40,000	37,800
8.75%, 03/15/2022	25,000	26,614
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024 (b)	50,000	49,125
Booking Holdings Inc., Sr. Unsec. Global Notes, 3.60%, 06/01/2026	100,000	97,471
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	40,000	41,000
Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2026(b)	12,000	12,120
Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027 (b)	62,000	58,745
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	60,000	61,200
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	13,000	13,593
CB Escrow Corp., Sr. Unsec. Notes, 8.00%, 10/15/2025 (b)	6,000	5,505
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	20,000	20,300
Sr. Unsec. Notes, 5.13%, 05/01/2027(b)	100,000	95,750
5.75%, 02/15/2026(b)	110,000	109,648
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	6,000	5,968
CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	38,000	39,377
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	30,000	31,425

	Principal Amount	Value

United States–(continued)

Charles River Laboratories International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2026 (b)	$9,000	$9,135
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 05/15/2025	20,000	21,500
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024 (b)	40,000	35,800
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/01/2023	53,000	53,861
Unsec. Sub. Global Notes, 6.13%, 03/09/2028	6,000	6,315
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	50,000	51,250
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	30,000	30,179
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023 (b)	52,000	53,885
Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	40,000	38,950
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025 (b)	55,000	56,925
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	40,000	38,038
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	38,000	35,530
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025 (b)	40,000	38,600
Coty Inc., Sr. Unsec. Notes, 6.50%, 04/15/2026 (b)	70,000	65,712
Crown Americas LLC/Crown Americas Capital Corp. V, Sr. Unsec. Gtd. Global Notes, 4.25%, 09/30/2026	20,000	18,144
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	121,000	126,445
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	60,000	59,100
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	10,000	9,450
Dell International LLC/ EMC Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024 (b)	68,000	73,115
Diamond Offshore Drilling, Inc., Sr. Unsec. Global Notes, 4.88%, 11/01/2043	12,000	8,700
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50% (e)	21,000	20,606

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Principal Amount	Value

United States–(continued)

DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	$146,000	$122,275
7.88%, 09/01/2019	25,000	25,969
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022 (b)(g)	45,000	45,549
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	65,000	65,650
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	54,000	56,295
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Notes, 6.25% (e)	30,000	28,481
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023 (b)	60,000	60,675
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	3,000	2,550
7.75%, 02/01/2026	40,000	38,950
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024 (b)	12,000	12,840
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024 (b)	60,000	60,900
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	55,000	56,994
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	25,000	22,938
First Data Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023 (b)	81,000	84,949
Flex Acquisition Co., Inc., Sr. Unsec. Notes, 7.88%, 07/15/2026 (b)	28,000	28,263
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023 (b)	19,000	17,813
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	59,000	54,427
Frontier Communications Corp., Sr. Unsec. Global Notes, 10.50%, 09/15/2022	51,000	46,537
11.00%, 09/15/2025	27,000	22,005
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	65,000	63,050
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	55,000	54,450
Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024 (b)	100,000	97,750

	Principal Amount	Value

United States–(continued)

HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	$116,000	$118,827
Sr. Unsec. Gtd. Notes, 5.88%, 02/15/2026	85,000	88,081
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026 (b)	28,000	26,915
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024 (b)	36,000	38,757
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022 (b)	12,000	11,790
Hewlett Packard Enterprise Co., Sr. Unsec. Global Notes, 4.90%, 10/15/2025	50,000	51,123
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025 (b)	39,000	37,830
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022 (b)	53,000	50,931
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021 (b)	60,000	58,500
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	50,000	53,812
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	24,000	24,180
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026 (b)	35,000	33,337
Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	127,000	130,175
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026 (b)	35,000	33,469
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026 (b)	27,000	25,785
J. C. Penney Corp., Inc., Sec. Gtd. Second Lien Notes, 8.63%, 03/15/2025(b)	50,000	42,250
Sr. Unsec. Gtd. Deb., 7.40%, 04/01/2037	50,000	29,000
Sr. Unsec. Gtd. Notes, 6.38%, 10/15/2036	50,000	27,875
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026 (b)	58,000	60,320
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026 (b)	17,000	16,745
JBS USA Lux S.A./JBS USA Finance, Inc., REGS, Sr. Unsec. Gtd. Euro Notes, 5.75%, 06/15/2025 (b)	45,000	42,357

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Principal Amount	Value

United States–(continued)

KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	$23,000	$24,610
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023 (b)	60,000	61,770
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027 (b)	16,000	15,154
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025 (b)	35,000	35,157
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	20,000	20,425
6.88%, 11/01/2035	30,000	26,025
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	60,000	61,725
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024 (b)	60,000	59,100
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	25,000	25,094
5.25%, 06/01/2026	23,000	22,540
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	65,000	62,806
Levi Strauss & Co., Sr. Unsec. Global Notes, 5.00%, 05/01/2025	50,000	50,375
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025 (b)	17,000	16,278
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025 (b)	32,000	31,120
Mattel, Inc., Sr. Unsec. Global Notes, 5.45%, 11/01/2041	13,000	10,400
Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(b)	53,000	51,609
Sr. Unsec. Notes, 6.20%, 10/01/2040	7,000	5,880
Meredith Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2026 (b)	59,000	59,590
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	21,000	21,250
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	60,000	60,450
MGM Resorts International, Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	60,000	56,700
Microsoft Corp., Sr. Unsec. Global Bonds, 2.40%, 08/08/2026	80,000	74,270
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025 (b)	24,000	23,550

	Principal Amount	Value

United States–(continued)

MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024 (b)	$60,000	$62,250
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	50,000	48,500
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.75%, 08/15/2025 (b)	20,000	20,950
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	25,000	24,563
Mueller Water Products, Inc., Sr. Unsec. Notes, 5.50%, 06/15/2026 (b)	8,000	8,070
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	52,000	51,870
Navient Corp., Sr. Unsec. Medium-Term Notes, 7.25%, 01/25/2022	25,000	26,250
8.00%, 03/25/2020	45,000	47,587
Netflix, Inc. Sr. Unsec. Global Notes, 5.75%, 03/01/2024	33,000	33,866
Sr. Unsec. Notes, 5.88%, 11/15/2028(b)	22,000	22,165
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	48,000	50,640
NGPL PipeCo. LLC, Sr. Unsec. Bonds, 4.88%, 08/15/2027 (b)	7,000	7,018
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	37,000	36,075
Novelis Corp., Sr. Unsec. Gtd. Notes, 5.88%, 09/30/2026(b)	4,000	3,845
6.25%, 08/15/2024(b)	50,000	50,250
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 01/15/2027	32,000	33,120
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	60,000	61,425
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023 (b)	9,000	8,528
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024 (b)	65,000	67,762
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	43,000	41,925
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13% (e)	25,000	24,375
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025 (b)	34,000	31,365

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Principal Amount	Value

United States–(continued)

Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025 (b)	$49,000	$49,292
Prestige Brands, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 03/01/2024 (b)	25,000	25,094
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023 (b)	74,000	79,365
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.63%, 03/01/2026	13,000	12,561
Sr. Unsec. Notes, 6.88%, 03/01/2021	30,000	32,025
Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024 (b)	20,000	20,250
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	34,000	31,663
5.88%, 07/01/2022	29,000	29,290
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024 (b)	55,000	51,890
Reynolds Group Issuer Inc./LLC, Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024 (b)	60,000	60,862
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	65,000	63,050
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	50,000	53,562
SemGroup Corp./ Rose Rock Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 11/15/2023	30,000	28,800
ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024 (b)	90,000	87,075
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	61,000	61,991
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 07/15/2026(b)	30,000	29,438
6.00%, 07/15/2024(b)	34,000	35,232
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	36,000	37,080
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 4.10%, 03/15/2022	15,000	14,325
7.50%, 04/01/2026	22,000	22,935
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	60,000	60,150
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	40,000	47,300

	Principal Amount	Value

United States–(continued)

Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	$35,000	$36,881
7.63%, 02/15/2025	6,000	6,302
7.88%, 09/15/2023	110,000	117,562
SRS Distribution Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026 (b)	17,000	16,448
Standard Industries Inc., Sr. Unsec. Notes, 6.00%, 10/15/2025 (b)	57,000	57,997
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	79,000	77,025
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025 (b)	30,000	31,125
Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023 (b)	22,000	21,675
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(b)	14,000	13,283
8.88%, 04/15/2021(b)	7,000	7,228
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	105,000	110,381
Sr. Unsec. Gtd. Notes, 6.00%, 04/15/2024	50,000	51,875
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	34,000	34,170
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(b)	15,000	15,319
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023 (b)	30,000	30,066
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 06/15/2023	75,000	76,421
8.13%, 04/01/2022	30,000	32,062
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025 (b)	25,000	25,008
Titan International, Inc., Sr. Sec. Gtd. First Lien Notes, 6.50%, 11/30/2023 (b)	57,000	57,142
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 05/15/2025	87,000	88,984
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	49,000	46,182
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024 (b)	24,000	24,090

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Principal Amount	Value

United States–(continued)

Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	$60,000	$60,600
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025 (b)	18,000	17,820
Triumph Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/2025	28,000	26,180
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	35,000	35,700
Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2026	12,000	12,225
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	58,000	59,593
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024 (b)	30,000	30,000
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	60,000	60,750
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.40%, 11/01/2034	50,000	48,748
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022 (b)	12,000	12,375
Wal-Mart Inc., Sr. Unsec. Notes, 2.65%, 12/15/2024	100,000	95,727
Walt Disney Co. (The), Sr. Unsec. Global Notes, 3.00%, 02/13/2026	50,000	48,054
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026 (b)	15,000	14,363
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	45,000	35,100
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	60,000	60,525
Western Digital Corp., Sr. Unsec. Gtd. Notes, 4.75%, 02/15/2026	60,000	59,100
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	35,000	36,356
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	7,000	7,123
William Lyon Homes Inc., Sr. Unsec. Gtd. Notes, 6.00%, 09/01/2023 (b)	8,000	7,880
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	40,000	40,400
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	65,000	64,919

	Principal Amount		Value

United States–(continued)

Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025 (b)	$8,000		$7,560
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., REGS, Sr. Unsec. Gtd. Euro Notes, 5.25%, 05/15/2027 (b)	25,000		23,534
			8,753,666

Zambia–0.05%

First Quantum Minerals Ltd., Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021 (b)	60,000		60,713
Total U.S. Dollar Denominated Bonds & Notes (Cost $12,641,229)			12,383,615

U.S. Treasury Inflation - Indexed Notes–0.15%

0.13%, 04/15/2021 (Cost $184,672)	184,468	(h)	180,524

	Shares

Preferred Stocks–0.04%

United States–0.04%

CIT Group Inc., Series A, 5.80% Pfd.	10,000		9,850
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	30		38,070
Total Preferred Stocks (Cost $48,100)			47,920

Money Market Funds–33.80%

Invesco Government & Agency Portfolio –Institutional Class, 1.82% (i)	12,115,680		12,115,680
Invesco Liquid Assets Portfolio –Institutional Class, 2.06% (i)	9,271,961		9,274,742
Invesco Treasury Portfolio –Institutional Class, 1.79% (i)	13,846,491		13,846,491
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland) –Institutional Class, 2.08% (i)	5,714,787		5,714,787
Total Money Market Funds (Cost $40,950,095)			40,951,700

Options Purchased–6.70%
(Cost $9,845,969)			8,117,759
TOTAL INVESTMENTS IN SECURITIES–95.36% (Cost $113,765,799)			115,522,712
OTHER ASSETS LESS LIABILITIES–4.64%			5,615,414
NET ASSETS–100.00%			$121,138,126

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Investment Abbreviations:

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
Conv.	— Convertible
Deb.	— Debentures
DIP	— Debtor-in-Possession
EUR	— Euro
EURIBOR	— Euro Interbank Offered Rate
GBP	— British Pound Sterling
Gtd.	— Guaranteed
Jr.	— Junior
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
NVDR	— Non-Voting Depositary Receipt

Pfd.	— Preferred
PIK	— Pay-in-Kind
PLN	— Poland Zloty
REGS	— Regulation S
REIT	— Real Estate Investment Trust
SDR	— Swedish Depositary Receipt
Sec.	— Secured
Sr.	— Senior
Sub.	— Subordinated
Unsec.	— Unsecured
Unsub.	— Unsubordinated
USD	— U.S. Dollar
ZAR	— South African Rand

Notes to Consolidated Schedule of Investments:

(a)	Non-income producing security.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2018 was $13,032,999, which represented 10.76% of the Fund’s Net Assets.

(c)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.

(d)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(e)	Perpetual bond with no specified maturity date.

(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2018.

(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(h)	Principal amount of security and interest payments are adjusted for inflation. See Note 1D.

(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased
Description	Type of Contract	Broker/Counterparty	Expiration Date	Number of Contracts	Exercise Price		Notional Value(j)		Value
Euro Stoxx 50 Index	Call	Goldman Sachs International	12/20/2019	41	EUR	3,400	EUR	1,394,000	$111,426
Euro Stoxx 50 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	103	EUR	3,350	EUR	3,450,500	313,848
Euro Stoxx 50 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	144	EUR	3,400	EUR	4,896,000	391,351
Euro Stoxx 50 Index	Call	UBS	12/20/2019	103	EUR	3,350	EUR	3,450,500	313,848
FTSE 100 Index	Call	Deutsche Bank Securities Inc.	12/21/2018	9	GBP	7,100	GBP	355,000	72,329
FTSE 100 Index	Call	Morgan Stanley Capital Services LLC	12/21/2018	289	GBP	8,000	GBP	23,120,000	249,739
FTSE 100 Index	Call	Societe Generale	12/21/2018	8	GBP	7,100	GBP	568,000	64,293
FTSE 100 Index	Call	UBS	12/21/2018	23	GBP	7,100	GBP	1,633,000	184,842
Hang Seng China Enterprise Index	Call	J.P. Morgan Chase Bank, N.A.	12/28/2018	7	HKD	11,100	HKD	3,885,000	23,199
Hang Seng China Enterprise Index	Call	J.P. Morgan Chase Bank, N.A.	12/28/2018	76	HKD	11,200	HKD	24,080,000	227,976
Hang Seng China Enterprise Index	Call	J.P. Morgan Chase Bank, N.A.	12/28/2018	15	HKD	12,400	HKD	9,300,000	11,274
Hang Seng China Enterprise Index	Call	Societe Generale	12/28/2018	83	HKD	11,200	HKD	46,480,000	248,974
Hang Seng China Enterprise Index	Call	Societe Generale	12/28/2018	64	HKD	12,300	HKD	39,360,000	54,386
Hang Seng China Enterprise Index	Call	UBS	12/28/2018	56	HKD	11,200	HKD	31,360,000	167,983
Nikkei 225 Index	Call	BNP Paribas S.A.	12/14/2018	2	JPY	21,750	JPY	43,500,000	21,282
Nikkei 225 Index	Call	UBS	12/14/2018	45	JPY	22,750	JPY	1,023,750,000	244,617
S&P 500 Index	Call	Deutsche Bank Securities Inc.	09/21/2018	36	USD	3,300	USD	11,880,000	140
S&P 500 Index	Call	Goldman Sachs International	09/21/2018	26	USD	2,725	USD	7,085,000	286,449
S&P 500 Index	Call	Goldman Sachs International	09/21/2018	91	USD	2,825	USD	25,707,500	321,705
S&P 500 Index	Call	Goldman Sachs International	10/31/2018	59	USD	2,850	USD	16,815,000	273,576
S&P 500 Index	Call	Goldman Sachs International	11/30/2018	59	USD	2,880	USD	16,992,000	264,641
S&P 500 Index	Call	Goldman Sachs International	11/30/2018	59	USD	2,900	USD	17,110,000	211,514
S&P 500 Index	Call	Normuda International PLC	09/21/2018	73	USD	3,000	USD	21,900,000	8,355
Subtotal – Over-The-Counter Index Call Options Purchased				1,471					4,067,747
FTSE 100 Index	Put	Deutsche Bank Securities Inc.	12/21/2018	13	GBP	6,600	GBP	858,000	6,042
FTSE 100 Index	Put	Societe Generale	12/21/2018	13	GBP	6,600	GBP	858,000	6,042
FTSE 100 Index	Put	UBS	12/21/2018	27	GBP	6,600	GBP	1,782,000	12,548
Hang Seng China Enterprise Index	Put	Deutsche Bank Securities Inc.	12/28/2018	16	HKD	10,000	HKD	8,000,000	19,942
Hang Seng China Enterprise Index	Put	Deutsche Bank Securities Inc.	12/28/2018	14	HKD	10,400	HKD	7,280,000	25,634
Hang Seng China Enterprise Index	Put	J.P. Morgan Chase Bank, N.A.	12/28/2018	7	HKD	10,700	HKD	3,745,000	17,037
Hang Seng China Enterprise Index	Put	J.P. Morgan Chase Bank, N.A.	12/28/2018	79	HKD	10,800	HKD	42,660,000	211,038
Hang Seng China Enterprise Index	Put	J.P. Morgan Chase Bank, N.A.	12/28/2018	16	HKD	11,400	HKD	9,120,000	72,384
Hang Seng China Enterprise Index	Put	Societe Generale	12/28/2018	84	HKD	10,800	HKD	45,360,000	224,395
Hang Seng China Enterprise Index	Put	Societe Generale	12/28/2018	32	HKD	11,600	HKD	18,560,000	169,904
Hang Seng China Enterprise Index	Put	UBS	12/28/2018	56	HKD	10,800	HKD	30,240,000	149,597
S&P 500 Index	Put	Goldman Sachs International	09/21/2018	13	USD	2,595	USD	3,373,500	11,191
Swiss Market Index	Put	Citigroup Global Markets Inc.	12/21/2018	5	CHF	8,000	CHF	400,000	2,352
Swiss Market Index	Put	Citigroup Global Markets Inc.	12/21/2018	5	CHF	8,100	CHF	405,000	2,707
Swiss Market Index	Put	Citigroup Global Markets Inc.	12/21/2018	4	CHF	8,200	CHF	328,000	2,496
Swiss Market Index	Put	Goldman Sachs International	12/21/2018	23	CHF	8,000	CHF	1,840,000	10,818
Swiss Market Index	Put	Goldman Sachs International	12/21/2018	22	CHF	8,100	CHF	1,782,000	11,912
Swiss Market Index	Put	Goldman Sachs International	12/21/2018	21	CHF	8,200	CHF	1,722,000	13,105
Swiss Market Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	30	CHF	8,000	CHF	2,400,000	14,110
Swiss Market Index	Put	J.P. Morgan Securities LLC	12/21/2018	23	CHF	8,100	CHF	1,863,000	12,453
Swiss Market Index	Put	J.P. Morgan Securities LLC	12/21/2018	25	CHF	8,200	CHF	2,050,000	15,603
Swiss Market Index	Put	Societe Generale	12/21/2018	5	CHF	8,200	CHF	410,000	3,120
Subtotal – Over-The-Counter Index Put Options Purchased				533					1,014,430
Total Over-The-Counter Index Options Purchased				2,004					$5,082,177

(j)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

	Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
CHF versus JPY	Call	Goldman Sachs International	08/02/2018	JPY	115.700	CHF	928,915	$0
CHF versus JPY	Call	Goldman Sachs International	08/02/2018	JPY	116.200	CHF	928,915	0
CHF versus JPY	Call	Goldman Sachs International	08/02/2018	JPY	116.700	CHF	928,915	0
CHF versus JPY	Call	Goldman Sachs International	09/04/2018	JPY	117.000	CHF	2,786,744	1,227
CHF versus JPY	Call	UBS	10/02/2018	JPY	116.600	CHF	883,479	1,718
CHF versus JPY	Call	UBS	10/02/2018	JPY	117.200	CHF	883,479	1,233
CHF versus JPY	Call	UBS	10/02/2018	JPY	117.700	CHF	883,479	937
EUR versus USD	Call	Citigroup Global Markets Inc.	02/05/2019	USD	1.286	EUR	603,100	1,236
EUR versus USD	Call	J.P. Morgan Chase Bank, N.A.	02/05/2019	USD	1.286	EUR	332,900	682
EUR versus USD	Call	J.P. Morgan Chase Bank, N.A.	02/05/2019	USD	1.351	EUR	8,333,600	3,998
USD versus BRL	Call	J.P. Morgan Chase Bank, N.A.	01/17/2019	BRL	3.750	USD	728,000	37,543
USD versus BRL	Call	Morgan Stanley Capital Services LLC	01/17/2019	BRL	3.750	USD	1,922,000	99,117
Subtotal – Over-The-Counter Foreign Currency Call Options Purchased								147,691
CHF versus JPY	Put	Morgan Stanley Capital Services LLC	08/02/2018	JPY	105.000	CHF	283,018	0
CHF versus JPY	Put	Morgan Stanley Capital Services LLC	09/04/2018	JPY	106.000	CHF	283,018	54
CHF versus JPY	Put	Morgan Stanley Capital Services LLC	10/02/2018	JPY	106.000	CHF	283,018	194
EUR versus USD	Put	J.P. Morgan Chase Bank, N.A.	02/05/2019	USD	1.248	EUR	8,333,600	539,565
Subtotal – Over-The-Counter Foreign Currency Put Options Purchased								539,813
Total Over-The-Counter Foreign Currency Options Purchased – Currency Risk								$687,504

		Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value
10 Year Interest Rate Swap	Call	Bank of America, N.A.	2.98%	Pay	3 Month USD LIBOR	Quarterly	07/19/2028	$5,471,000	$277,410
10 Year Interest Rate Swap	Call	Bank of America, N.A.	2.99	Pay	3 Month USD LIBOR	Quarterly	07/17/2028	4,968,000	253,000
10 Year Interest Rate Swap	Call	Bank of America, N.A.	3.00	Pay	3 Month USD LIBOR	Quarterly	07/18/2028	5,087,000	259,800
10 Year Interest Rate Swap	Call	Bank of America Merrill Lynch	3.06	Pay	3 Month USD LIBOR	Quarterly	06/15/2028	3,739,083	198,152
10 Year Interest Rate Swap	Call	Bank of America, N.A.	3.06	Pay	3 Month USD LIBOR	Quarterly	06/19/2028	3,739,083	198,781
10 Year Interest Rate Swap	Call	Citigroup Global Markets Inc.	2.98	Pay	3 Month USD LIBOR	Quarterly	07/11/2028	2,100,000	106,215
10 Year Interest Rate Swap	Call	Citigroup Global Markets Inc.	2.99	Pay	3 Month USD LIBOR	Quarterly	07/11/2028	2,133,000	108,565
10 Year Interest Rate Swap	Call	Citigroup Global Markets Inc.	3.01	Pay	3 Month USD LIBOR	Quarterly	07/10/2028	2,100,000	108,065
10 Year Interest Rate Swap	Call	Citigroup Global Markets Inc.	3.07	Pay	3 Month USD LIBOR	Quarterly	07/25/2028	4,503,000	240,770
10 Year Interest Rate Swap	Call	Citigroup Global Markets Inc.	3.08	Pay	3 Month USD LIBOR	Quarterly	07/24/2028	4,165,000	224,010
10 Year Interest Rate Swap	Call	Societe Generale	3.10	Pay	3 Month USD LIBOR	Quarterly	07/26/2028	4,503,000	245,073
10 Year Interest Rate Swap	Call	Societe Generale	3.11	Pay	3 Month USD LIBOR	Quarterly	07/27/2028	2,341,000	128,237
Total Over-The-Counter Interest Rate Swaptions Purchased—Interest Rate Risk									2,348,078
Total Options Purchased (Cost $9,845,969)									$8,117,759

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value(k)		Value	Unrealized Appreciation (Depreciation)
Euro Stoxx 50 Index	Call	Deutsche Bank Securities Inc.	12/20/2019	22	EUR	3,400	$(67,595)	EUR	748,000	$(59,790)	$7,805
Euro Stoxx 50 Index	Call	Goldman Sachs International	12/20/2019	21	EUR	3,400	(64,769)	EUR	714,000	(57,072)	7,697
Euro Stoxx 50 Index	Call	UBS	12/20/2019	50	EUR	3,400	(133,418)	EUR	1,700,000	(135,886)	(2,468)
FTSE 100 Index	Call	Morgan Stanley Capital Services LLC	12/21/2018	96	GBP	7,675	(270,811)	GBP	7,368,000	(244,434)	26,377
Hang Seng China Enterprise Index	Call	Goldman Sachs International	12/28/2018	2	HKD	11,100	(4,816)	HKD	1,110,000	(6,628)	(1,812)
Hang Seng China Enterprise Index	Call	Goldman Sachs International	12/28/2018	3	HKD	12,400	(1,624)	HKD	1,860,000	(2,255)	(631)
Hang Seng China Enterprise Index	Call	Goldman Sachs International	12/28/2018	21	HKD	11,200	(45,401)	HKD	11,760,000	(62,993)	(17,592)
Hang Seng China Enterprise Index	Call	J.P. Morgan Chase Bank, N.A.	12/28/2018	23	HKD	11,200	(151,684)	HKD	12,880,000	(68,993)	82,691
Hang Seng China Enterprise Index	Call	Societe Generale	12/28/2018	4	HKD	11,100	(11,334)	HKD	2,220,000	(13,256)	(1,922)
Hang Seng China Enterprise Index	Call	Societe Generale	12/28/2018	9	HKD	12,400	(6,043)	HKD	5,580,000	(6,765)	(722)
Hang Seng China Enterprise Index	Call	Societe Generale	12/28/2018	32	HKD	12,900	(82,605)	HKD	20,640,000	(12,993)	69,612
Hang Seng China Enterprise Index	Call	Societe Generale	12/28/2018	112	HKD	11,200	(744,490)	HKD	62,720,000	(335,966)	408,524
Hang Seng China Enterprise Index	Call	UBS	12/28/2018	1	HKD	11,100	(2,994)	HKD	555,000	(3,314)	(320)
Hang Seng China Enterprise Index	Call	UBS	12/28/2018	3	HKD	12,400	(2,064)	HKD	1,860,000	(2,255)	(191)
Hang Seng China Enterprise Index	Call	UBS	12/28/2018	59	HKD	11,200	(661,216)	HKD	33,040,000	(176,982)	484,234
Nikkei 225 Index	Call	BNP Paribas S.A.	12/14/2018	2	JPY	24,000	(8,347)	JPY	48,000,000	(3,534)	4,813
Nikkei 225 Index	Call	UBS	12/14/2018	45	JPY	25,000	(257,216)	JPY	1,125,000,000	(27,837)	229,379
S&P 500 Index	Call	Goldman Sachs International	09/21/2018	26	USD	2,725	(217,006)	USD	7,085,000	(286,449)	(69,443)
S&P 500 Index	Call	Goldman Sachs International	09/21/2018	91	USD	2,825	(322,255)	USD	25,707,500	(321,705)	550
S&P 500 Index	Call	Goldman Sachs International	10/31/2018	26	USD	2,750	(235,404)	USD	7,150,000	(289,469)	(54,065)
S&P 500 Index	Call	Goldman Sachs International	11/30/2018	26	USD	2,780	(248,000)	USD	7,228,000	(269,534)	(21,534)
S&P 500 Index	Call	Goldman Sachs International	11/30/2018	26	USD	2,800	(223,401)	USD	7,280,000	(234,928)	(11,527)
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	2,825	(18,901)	USD	282,500	(20,531)	(1,630)
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,075	(7,015)	USD	307,500	(8,139)	(1,124)
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,250	(2,550)	USD	325,000	(3,178)	(628)
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,400	(884)	USD	340,000	(1,188)	(304)
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/21/2018	7	USD	3,600	(7)	USD	2,520,000	(42)	(35)
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/21/2018	8	USD	3,200	(1,000)	USD	2,560,000	(718)	282
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/21/2018	12	USD	2,700	(104,248)	USD	3,240,000	(205,364)	(101,116)
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	3,600	(700)	USD	360,000	(312)	388
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	2	USD	3,300	(4,360)	USD	660,000	(4,646)	(286)
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	3	USD	2,950	(37,641)	USD	885,000	(40,990)	(3,349)
S&P 500 Index	Call	UBS	12/21/2018	14	USD	3,300	(1,477)	USD	4,620,000	(515)	962
S&P 500 Index	Call	UBS	12/21/2018	14	USD	3,400	(875)	USD	4,760,000	(254)	621
S&P 500 Index	Call	UBS	12/21/2018	15	USD	2,975	(20,400)	USD	4,462,500	(25,830)	(5,430)
S&P 500 Index	Call	UBS	12/21/2018	19	USD	3,250	(2,360)	USD	6,175,000	(1,061)	1,299
S&P 500 Index	Call	UBS	12/21/2018	22	USD	2,725	(250,295)	USD	5,995,000	(334,155)	(83,860)
S&P 500 Index	Call	UBS	12/21/2018	27	USD	3,500	(1,104)	USD	9,450,000	(273)	831
S&P 500 Index	Call	UBS	12/21/2018	31	USD	2,750	(315,240)	USD	8,525,000	(413,521)	(98,281)
S&P 500 Index	Call	UBS	12/20/2019	1	USD	2,825	(19,437)	USD	282,500	(20,531)	(1,094)
S&P 500 Index	Call	UBS	12/20/2019	1	USD	3,075	(7,657)	USD	307,500	(8,139)	(482)
S&P 500 Index	Call	UBS	12/20/2019	1	USD	3,400	(1,034)	USD	340,000	(1,188)	(154)
S&P 500 Index	Call	UBS	12/20/2019	1	USD	3,600	(155)	USD	360,000	(312)	(157)
S&P 500 Index	Call	UBS	12/20/2019	1	USD	3,700	(41)	USD	370,000	(171)	(130)
S&P 500 Index	Call	UBS	12/20/2019	2	USD	3,200	(6,252)	USD	640,000	(8,526)	(2,274)
S&P 500 Index	Call	UBS	12/20/2019	3	USD	2,700	(69,591)	USD	810,000	(86,011)	(16,420)
S&P 500 Index	Call	UBS	12/20/2019	3	USD	3,500	(1,110)	USD	1,050,000	(1,811)	(701)
Subtotal — Over-The-Counter Index Call Options Written				892			(4,636,827)			(3,810,444)	826,383
FTSE 100 Index	Put	Morgan Stanley Capital Services LLC	12/21/2018	74	GBP	6,900	(93,547)	GBP	5,106,000	(55,950)	37,597
Hang Seng China Enterprise Index	Put	Goldman Sachs International	12/28/2018	1	HKD	10,700	(3,663)	HKD	535,000	(2,434)	1,229
Hang Seng China Enterprise Index	Put	Goldman Sachs International	12/28/2018	2	HKD	10,400	(5,695)	HKD	1,040,000	(3,662)	2,033
Hang Seng China Enterprise Index	Put	Goldman Sachs International	12/28/2018	3	HKD	10,000	(6,020)	HKD	1,500,000	(3,739)	2,281
Hang Seng China Enterprise Index	Put	Goldman Sachs International	12/28/2018	3	HKD	11,400	(18,747)	HKD	1,710,000	(13,572)	5,175
Hang Seng China Enterprise Index	Put	Goldman Sachs International	12/28/2018	14	HKD	10,800	(55,648)	HKD	7,560,000	(37,399)	18,249
Hang Seng China Enterprise Index	Put	J.P. Morgan Chase Bank, N.A.	12/28/2018	24	HKD	10,800	(118,665)	HKD	12,960,000	(64,113)	54,552
Hang Seng China Enterprise Index	Put	Societe Generale	12/28/2018	4	HKD	10,700	(14,229)	HKD	2,140,000	(9,736)	4,493
Hang Seng China Enterprise Index	Put	Societe Generale	12/28/2018	9	HKD	10,400	(23,883)	HKD	4,680,000	(16,479)	7,404
Hang Seng China Enterprise Index	Put	Societe Generale	12/28/2018	9	HKD	11,400	(52,917)	HKD	5,130,000	(40,716)	12,201
Hang Seng China Enterprise Index	Put	Societe Generale	12/28/2018	10	HKD	10,000	(18,381)	HKD	5,000,000	(12,464)	5,917
Hang Seng China Enterprise Index	Put	Societe Generale	12/28/2018	109	HKD	10,800	(345,805)	HKD	58,860,000	(291,179)	54,626
Hang Seng China Enterprise Index	Put	Societe Generale	12/28/2018	128	HKD	11,000	(199,829)	HKD	70,400,000	(410,274)	(210,445)
Hang Seng China Enterprise Index	Put	UBS	12/28/2018	2	HKD	10,700	(5,976)	HKD	1,070,000	(4,868)	1,108
Hang Seng China Enterprise Index	Put	UBS	12/28/2018	3	HKD	10,000	(4,721)	HKD	1,500,000	(3,739)	982

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written-(continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value(k)		Value	Unrealized Appreciation (Depreciation)
Hang Seng China Enterprise Index	Put	UBS	12/28/2018	3	HKD	10,400	$(6,842)	HKD	1,560,000	$(5,493)	$1,349
Hang Seng China Enterprise Index	Put	UBS	12/28/2018	4	HKD	11,400	(21,177)	HKD	2,280,000	(18,096)	3,081
Hang Seng China Enterprise Index	Put	UBS	12/28/2018	72	HKD	10,800	(149,241)	HKD	38,880,000	(192,338)	(43,097)
Nikkei 225 Index	Put	BNP Paribas S.A.	12/14/2018	2	JPY	20,000	(15,828)	JPY	40,000,000	(4,048)	11,780
Nikkei 225 Index	Put	UBS	12/14/2018	45	JPY	21,000	(414,597)	JPY	945,000,000	(153,574)	261,023
S&P 500 Index	Put	Goldman Sachs International	09/21/2018	13	USD	2,595	(48,876)	USD	3,373,500	(11,191)	37,685
S&P 500 Index	Put	Goldman Sachs International	10/31/2018	13	USD	2,480	(31,873)	USD	3,224,000	(15,153)	16,720
S&P 500 Index	Put	Goldman Sachs International	11/30/2018	13	USD	2,500	(34,820)	USD	3,250,000	(25,764)	9,056
S&P 500 Index	Put	Goldman Sachs International	11/30/2018	13	USD	2,520	(33,688)	USD	3,276,000	(27,785)	5,903
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	1	USD	2,550	(10,588)	USD	255,000	(10,453)	135
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	2	USD	1,400	(984)	USD	280,000	(1,269)	(285)
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	2	USD	1,800	(3,823)	USD	360,000	(3,960)	(137)
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	2	USD	2,250	(11,167)	USD	450,000	(11,242)	(75)
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	3	USD	1,600	(3,341)	USD	480,000	(3,468)	(127)
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	3	USD	2,000	(9,408)	USD	600,000	(9,679)	(271)
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	15	USD	1,700	(9,452)	USD	2,550,000	(2,330)	7,122
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	15	USD	2,100	(36,587)	USD	3,150,000	(9,819)	26,768
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	17	USD	1,300	(1,590)	USD	2,210,000	(466)	1,124
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	4	USD	2,400	(31,660)	USD	960,000	(30,772)	888
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	7	USD	1,500	(6,566)	USD	1,050,000	(6,049)	517
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	7	USD	1,900	(21,000)	USD	1,330,000	(17,795)	3,205
S&P 500 Index	Put	UBS	12/21/2018	11	USD	2,425	(45,620)	USD	2,667,500	(21,293)	24,327
S&P 500 Index	Put	UBS	12/21/2018	13	USD	1,925	(11,055)	USD	2,502,500	(4,663)	6,392
S&P 500 Index	Put	UBS	12/21/2018	14	USD	1,525	(3,140)	USD	2,135,000	(1,070)	2,070
S&P 500 Index	Put	UBS	12/21/2018	15	USD	1,300	(1,650)	USD	1,950,000	(411)	1,239
S&P 500 Index	Put	UBS	12/21/2018	22	USD	1,725	(9,690)	USD	3,795,000	(3,765)	5,925
S&P 500 Index	Put	UBS	12/21/2018	23	USD	2,125	(37,300)	USD	4,887,500	(16,373)	20,927
S&P 500 Index	Put	UBS	12/21/2018	33	USD	1,750	(15,565)	USD	5,775,000	(6,216)	9,349
S&P 500 Index	Put	UBS	12/21/2018	35	USD	2,150	(57,180)	USD	7,525,000	(27,087)	30,093
S&P 500 Index	Put	UBS	12/21/2018	55	USD	1,350	(7,274)	USD	7,425,000	(1,925)	5,349
S&P 500 Index	Put	UBS	12/20/2019	1	USD	1,800	(1,913)	USD	180,000	(1,980)	(67)
S&P 500 Index	Put	UBS	12/20/2019	2	USD	1,400	(924)	USD	280,000	(1,269)	(345)
S&P 500 Index	Put	UBS	12/20/2019	2	USD	1,600	(2,028)	USD	320,000	(2,312)	(284)
S&P 500 Index	Put	UBS	12/20/2019	2	USD	2,000	(6,482)	USD	400,000	(6,452)	30
S&P 500 Index	Put	UBS	12/20/2019	1	USD	2,250	(5,695)	USD	225,000	(5,621)	74
S&P 500 Index	Put	UBS	12/20/2019	2	USD	2,550	(21,058)	USD	510,000	(20,906)	152
S&P 500 Index	Put	UBS	12/20/2019	5	USD	2,100	(28,403)	USD	1,050,000	(20,264)	8,139
S&P 500 Index	Put	UBS	12/20/2019	6	USD	1,300	(3,192)	USD	780,000	(2,733)	459
S&P 500 Index	Put	UBS	12/20/2019	6	USD	1,700	(13,080)	USD	1,020,000	(9,139)	3,941
Subtotal — Over-The-Counter Index Put Options Written				899			(2,142,083)			(1,684,547)	457,536
Total Index Options Written—Equity Risk				1,791			$(6,778,910)			$(5,494,991)	$1,283,919

(k)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date		Exercise Price	Premiums Received		Notional Value	Value	Unrealized Appreciation (Depreciation)
CHF versus JPY	Call	Morgan Stanley Capital Services LLC	08/02/2018	JPY	116.200	$—	CHF	283,018	$—	$—
CHF versus JPY	Call	Morgan Stanley Capital Services LLC	09/04/2018	JPY	117.000	(67)	CHF	283,018	(125)	(58)
CHF versus JPY	Call	Morgan Stanley Capital Services LLC	10/02/2018	JPY	117.200	(229)	CHF	283,018	(395)	(166)
EUR versus USD	Call	Citigroup Global Markets Inc.	02/05/2019	USD	1.351	(4,996)	EUR	603,100	(289)	4,707
EUR versus USD	Call	J.P. Morgan Chase Bank, N.A.	02/05/2019	USD	1.286	(283,704)	EUR	8,333,600	(17,075)	266,629
EUR versus USD	Call	J.P. Morgan Chase Bank, N.A.	02/05/2019	USD	1.351	(98)	EUR	332,900	(160)	(62)
USD versus BRL	Call	J.P. Morgan Chase Bank, N.A.	01/17/2019	BRL	3.750	(3,510)	USD	178,000	(9,179)	(5,669)
USD versus BRL	Call	Morgan Stanley Capital Services LLC	01/17/2019	BRL	3.750	(11,743)	USD	245,000	(12,635)	(892)
Subtotal — Over-The-Counter Foreign Currency Call Options Written						(304,347)			(39,858)	264,489
CHF versus JPY	Put	Goldman Sachs International	08/02/2018	JPY	104.500	(1,275)	CHF	928,915	—	1,275
CHF versus JPY	Put	Goldman Sachs International	08/02/2018	JPY	105.000	(1,554)	CHF	928,915	—	1,554
CHF versus JPY	Put	Goldman Sachs International	08/02/2018	JPY	105.500	(1,457)	CHF	928,915	—	1,457
CHF versus JPY	Put	Goldman Sachs International	09/04/2018	JPY	106.000	(5,202)	CHF	2,786,744	(530)	4,672
CHF versus JPY	Put	UBS	10/02/2018	JPY	105.500	(1,422)	CHF	883,479	(502)	920
CHF versus JPY	Put	UBS	10/02/2018	JPY	106.000	(1,706)	CHF	883,479	(606)	1,100
CHF versus JPY	Put	UBS	10/02/2018	JPY	106.600	(2,150)	CHF	883,479	(760)	1,390
EUR versus USD	Put	Citigroup Global Markets Inc.	02/05/2019	USD	1.248	(13,301)	EUR	603,100	(39,048)	(25,747)
EUR versus USD	Put	J.P. Morgan Chase Bank, N.A.	02/05/2019	USD	1.248	(21,631)	EUR	332,900	(21,554)	77
Subtotal — Over-The-Counter Foreign Currency Put Options Written						(49,698)			(63,000)	(13,302)
Total Foreign Currency Options Written — Currency Risk						(354,045)			(102,858)	251,187
Total Options Written						$(7,132,955)			$(5,597,849)	$1,535,106

Open Futures Contracts(l)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	40	September-2018	$5,634,200	$(69,491)	$(69,491)
MSCI Taiwan Index	61	August-2018	2,487,580	14,732	14,732
Swiss Market Index	17	September-2018	1,575,187	155,165	155,165
Subtotal—Equity Risk				100,406	100,406
Euro Bonds	1	September-2018	188,935	(1,661)	(1,661)
Euro-Boxl 30 Year Bonds	2	September-2018	410,658	3,167	3,167
Euro Buoni del Tesoro Poliennali	1	September-2018	148,852	2,072	2,072
Euro-Schatz 2 Year Bonds	8	September-2018	1,046,804	(1,289)	(1,289)
U.S. Treasury Ultra Bonds	1	September-2018	156,906	2,406	2,406
Subtotal—Interest Rate Risk				4,695	4,695
Subtotal—Long Futures Contracts				105,101	105,101

Short Futures Contracts
Bovespa Index	100	August-2018	(2,112,864)	(192,492)	(192,492)
EURO STOXX 50 Index	192	September-2018	(7,913,822)	(206,567)	(206,567)
FTSE 100 Index	147	September-2018	(14,861,975)	(47,310)	(47,310)
Mexican Bolsa IPC Index	21	September-2018	(564,410)	(64,720)	(64,720)
MSCI AC Asia ex Japan Index	81	September-2018	(3,927,682)	307,390	307,390
Nikkei 225 Index	17	September-2018	(1,713,379)	(4,900)	(4,900)
Russell UK Mid 150 Futures Index	47	September-2018	(2,471,142)	71,475	71,475
Subtotal—Equity Risk				(137,124)	(137,124)
Long Gilt	11	September-2018	(1,771,192)	(15,114)	(15,114)
U.S. Treasury 10 Year Bonds	3	September-2018	(358,266)	1,594	1,594
Subtotal—Interest Rate Risk				(13,520)	(13,520)
Subtotal – Short Futures Contracts				(150,644)	(150,644)
Total – Futures Contracts				$(45,543)	$(45,543)

(l)	Futures contracts collateralized by $2,320,244 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Centrally Cleared Credit Default Swap Agreements(m)

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(n)		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Markit iTraxx Europe Index, Series 29, Version 1	Buy	1.00%	Quarterly	06/20/2023	0.607%	EUR	18,574,000	$(469,778)	$(410,199)	$59,579
Markit iTraxx Crossover Index, Series 29, Version 1	Buy	5.00	Quarterly	06/20/2023	2.825	EUR	300,000	(35,703)	(33,623)	2,080
Markit CDX North America Investment Grade Index, Series 30, Version 1	Sell	1.00	Quarterly	06/20/2023	0.582	USD	8,747,000	156,570	165,319	8,749
Subtotal — Appreciation								(348,911)	(278,503)	70,408
Markit CDX North America Investment Grade Index, Series 30, Version 1	Buy	1.00	Quarterly	06/20/2023	0.582	USD	28,522,560	(502,349)	(539,077)	(36,728)
Markit iTraxx Europe Index, Series 29, Version 1	Sell	1.00	Quarterly	06/20/2023	0.607	EUR	2,405,000	56,526	53,114	(3,412)
Subtotal — Depreciation								(445,823)	(485,963)	(40,140)
Total Credit Default Swap Agreements — Credit Risk								$(794,734)	$(764,466)	$30,268

(n) Implied credit spreads represent the current level as of July 31, 2018 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit spread markets generally.

Open Centrally Cleared Interest Rate Swap Agreements(m)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	3 Month CDOR	Semi-Annually	2.439%	Semi-Annually	07/25/2021	CAD	2,602,000	$-	$4,062	$4,062
Receive	3 Month STIBOR	Quarterly	(0.036)	Annually	09/21/2021	SEK	10,167,000	-	6,689	6,689
Receive	3 Month STIBOR	Quarterly	0.020	Annually	09/21/2021	SEK	11,493,000	-	5,263	5,263
Receive	3 Month STIBOR	Quarterly	0.020	Annually	12/21/2021	SEK	16,053,000	-	11,178	11,178
Receive	3 Month STIBOR	Quarterly	0.538	Annually	09/19/2023	SEK	3,329,000	-	595	595
Receive	3 Month STIBOR	Quarterly	1.884	Annually	09/20/2028	SEK	5,734,855	-	3,541	3,541
Receive	3 Month STIBOR	Quarterly	1.889	Annually	09/20/2028	SEK	5,734,855	-	3,391	3,391
Receive	3 Month STIBOR	Quarterly	1.898	Annually	09/20/2028	SEK	5,734,855	-	3,136	3,136
Receive	3 Month STIBOR	Quarterly	1.900	Annually	09/20/2028	SEK	5,734,855	-	3,061	3,061
Receive	3 Month STIBOR	Quarterly	1.904	Annually	09/20/2028	SEK	11,483,905	-	5,890	5,890
Receive	3 Month STIBOR	Quarterly	1.906	Annually	09/20/2028	SEK	5,734,856	-	2,882	2,882
Receive	3 Month STIBOR	Quarterly	1.912	Annually	09/20/2028	SEK	4,008,011	-	1,888	1,888
Receive	3 Month STIBOR	Quarterly	1.914	Annually	09/20/2028	SEK	5,741,953	-	2,645	2,645
Receive	3 Month STIBOR	Quarterly	1.934	Annually	09/20/2028	SEK	5,734,855	-	2,042	2,042
Receive	3 Month USD LIBOR	Quarterly	2.655	Semi-Annually	03/18/2027	USD	2,005,530	-	53,592	53,592
Receive	3 Month USD LIBOR	Quarterly	2.661	Semi-Annually	03/18/2027	USD	4,228,055	-	111,473	111,473
Receive	3 Month USD LIBOR	Quarterly	2.665	Semi-Annually	03/18/2027	USD	3,971,347	-	103,711	103,711
Receive	3 Month USD LIBOR	Quarterly	2.671	Semi-Annually	09/15/2047	USD	1,083,000	-	36,246	36,246
Receive	3 Month USD LIBOR	Quarterly	2.672	Semi-Annually	03/18/2027	USD	4,003,118	-	102,868	102,868
Receive	3 Month USD LIBOR	Quarterly	2.676	Semi-Annually	03/18/2027	USD	4,034,889	-	102,704	102,704
Receive	3 Month USD LIBOR	Quarterly	2.678	Semi-Annually	03/18/2027	USD	4,011,061	-	101,610	101,610
Receive	3 Month USD LIBOR	Quarterly	2.678	Semi-Annually	09/15/2047	USD	428,000	-	14,080	14,080
Receive	3 Month USD LIBOR	Quarterly	2.693	Semi-Annually	12/15/2047	USD	395,000	-	12,288	12,288
Receive	3 Month USD LIBOR	Quarterly	2.752	Semi-Annually	12/15/2047	USD	608,000	-	15,917	15,917
Receive	3 Month USD LIBOR	Quarterly	2.791	Semi-Annually	12/15/2047	USD	439,000	-	10,092	10,092
Receive	3 Month USD LIBOR	Quarterly	2.883	Semi-Annually	06/17/2023	USD	877,000	-	4,492	4,492
Receive	3 Month USD LIBOR	Quarterly	2.909	Semi-Annually	03/18/2027	USD	2,264,000	-	25,548	25,548
Receive	3 Month USD LIBOR	Quarterly	2.916	Semi-Annually	09/21/2048	USD	416,021	-	4,698	4,698

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(m)-(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	3 Month USD LIBOR	Quarterly	2.922%	Semi-Annually	06/15/2048	USD	964,800	$-	$10,840	$10,840
Receive	3 Month USD LIBOR	Quarterly	2.923	Semi-Annually	09/21/2048	USD	895,355	-	9,637	9,637
Receive	3 Month USD LIBOR	Quarterly	2.925	Semi-Annually	09/21/2048	USD	959,309	-	10,129	10,129
Receive	3 Month USD LIBOR	Quarterly	2.926	Semi-Annually	06/15/2048	USD	950,400	-	10,678	10,678
Receive	3 Month USD LIBOR	Quarterly	2.927	Semi-Annually	09/21/2048	USD	471,980	-	4,907	4,907
Receive	3 Month USD LIBOR	Quarterly	2.928	Semi-Annually	09/21/2048	USD	1,552,220	-	16,036	16,036
Receive	3 Month USD LIBOR	Quarterly	2.930	Semi-Annually	06/15/2048	USD	964,800	-	10,245	10,245
Receive	3 Month USD LIBOR	Quarterly	2.931	Semi-Annually	09/21/2048	USD	1,011,495	-	10,210	10,210
Receive	3 Month USD LIBOR	Quarterly	2.933	Semi-Annually	09/21/2048	USD	1,937,996	-	19,220	19,220
Receive	3 Month USD LIBOR	Quarterly	2.934	Semi-Annually	09/21/2048	USD	559,835	-	5,500	5,500
Receive	3 Month USD LIBOR	Quarterly	2.938	Semi-Annually	09/21/2048	USD	1,102,249	-	10,469	10,469
Receive	3 Month USD LIBOR	Quarterly	2.943	Semi-Annually	09/21/2048	USD	1,997,604	-	18,184	18,184
Receive	3 Month USD LIBOR	Quarterly	2.944	Semi-Annually	09/21/2048	USD	471,980	-	4,252	4,252
Receive	3 Month USD LIBOR	Quarterly	2.953	Semi-Annually	09/21/2048	USD	552,956	-	4,597	4,597
Receive	3 Month USD LIBOR	Quarterly	2.969	Semi-Annually	06/15/2048	USD	1,656,000	-	12,290	12,290
Receive	3 Month USD LIBOR	Quarterly	2.980	Semi-Annually	07/13/2038	USD	1,039,325	-	9,901	9,901
Receive	3 Month USD LIBOR	Quarterly	2.983	Semi-Annually	03/18/2027	USD	4,845,000	-	32,879	32,879
Receive	3 Month USD LIBOR	Quarterly	2.984	Semi-Annually	07/21/2038	USD	2,738,682	-	25,384	25,384
Receive	3 Month USD LIBOR	Quarterly	2.990	Semi-Annually	07/13/2038	USD	1,087,850	-	9,637	9,637
Receive	3 Month USD LIBOR	Quarterly	2.991	Semi-Annually	07/19/2038	USD	2,480,612	-	21,847	21,847
Receive	3 Month USD LIBOR	Quarterly	2.995	Semi-Annually	07/20/2038	USD	2,543,706	-	21,633	21,633
Receive	3 Month USD LIBOR	Quarterly	3.002	Semi-Annually	06/17/2023	USD	2,129,000	-	3,948	3,948
Receive	3 Month USD LIBOR	Quarterly	3.008	Semi-Annually	07/12/2038	USD	1,039,325	-	7,995	7,995
Receive	3 Month USD LIBOR	Quarterly	3.025	Semi-Annually	12/15/2047	USD	180,346	-	624	624
Receive	3 Month USD LIBOR	Quarterly	3.032	Semi-Annually	03/16/2048	USD	430,987	-	1,130	1,130
Receive	3 Month USD LIBOR	Quarterly	3.034	Semi-Annually	12/15/2047	USD	565,000	-	1,532	1,532
Receive	3 Month USD LIBOR	Quarterly	3.044	Semi-Annually	03/24/2046	USD	1,812,018	-	8,125	8,125
Receive	3 Month USD LIBOR	Quarterly	3.045	Semi-Annually	09/16/2023	USD	4,618,000	-	2,360	2,360
Receive	3 Month USD LIBOR	Quarterly	3.048	Semi-Annually	03/16/2048	USD	202,000	-	259	259
Receive	3 Month USD LIBOR	Quarterly	3.049	Semi-Annually	03/24/2046	USD	996,182	-	3,989	3,989
Receive	3 Month USD LIBOR	Quarterly	3.068	Semi-Annually	07/27/2038	USD	2,791,929	-	10,100	10,100
Receive	3 Month USD LIBOR	Quarterly	3.073	Semi-Annually	03/24/2046	USD	996,182	-	1,950	1,950
Receive	3 Month USD LIBOR	Quarterly	3.075	Semi-Annually	03/24/2046	USD	996,182	-	1,776	1,776
Receive	3 Month USD LIBOR	Quarterly	3.078	Semi-Annually	07/26/2038	USD	2,582,558	-	7,711	7,711
Receive	3 Month USD LIBOR	Quarterly	3.087	Semi-Annually	03/24/2046	USD	1,138,681	-	790	790
Receive	3 Month USD LIBOR	Quarterly	3.097	Semi-Annually	07/28/2038	USD	2,791,929	-	4,785	4,785
Receive	3 Month USD LIBOR	Quarterly	3.105	Semi-Annually	07/31/2038	USD	1,444,648	-	1,484	1,484
Receive	6 Month EUR LIBOR	Semi-Annually	0.015	Annually	09/19/2021	EUR	6,339,000	-	7,697	7,697
Receive	6 Month EUR LIBOR	Semi-Annually	1.545	Annually	09/20/2028	EUR	1,849,000	-	6,233	6,233
Receive	6 Month GBP LIBOR	Semi-Annually	1.500	Semi-Annually	12/15/2047	GBP	304,000	-	8,273	8,273
Receive	6 Month GBP LIBOR	Semi-Annually	1.552	Semi-Annually	03/16/2048	GBP	1,792,964	-	33,705	33,705
Receive	6 Month GBP LIBOR	Semi-Annually	1.576	Semi-Annually	03/16/2048	GBP	896,482	-	13,755	13,755
Receive	6 Month GBP LIBOR	Semi-Annually	1.581	Semi-Annually	03/16/2048	GBP	621,229	-	9,034	9,034
Receive	6 Month GBP LIBOR	Semi-Annually	1.598	Semi-Annually	12/15/2047	GBP	570,000	-	5,912	5,912
Receive	6 Month GBP LIBOR	Semi-Annually	1.600	Semi-Annually	09/21/2048	GBP	395,701	-	3,973	3,973
Receive	6 Month GBP LIBOR	Semi-Annually	1.608	Semi-Annually	12/15/2047	GBP	571,000	-	6,554	6,554
Receive	6 Month GBP LIBOR	Semi-Annually	1.614	Semi-Annually	03/16/2048	GBP	1,361,325	-	13,361	13,361
Receive	6 Month GBP LIBOR	Semi-Annually	1.614	Semi-Annually	09/21/2048	GBP	395,700	-	3,172	3,172
Receive	6 Month GBP LIBOR	Semi-Annually	1.626	Semi-Annually	09/21/2048	GBP	395,701	-	2,458	2,458
Receive	6 Month GBP LIBOR	Semi-Annually	1.628	Semi-Annually	06/15/2048	GBP	116,000	-	800	800
Receive	6 Month GBP LIBOR	Semi-Annually	1.641	Semi-Annually	09/21/2048	GBP	272,000	-	1,119	1,119
Receive	6 Month GBP LIBOR	Semi-Annually	1.648	Semi-Annually	12/15/2047	GBP	586,000	-	2,741	2,741
Receive	6 Month GBP LIBOR	Semi-Annually	1.648	Semi-Annually	06/15/2048	GBP	116,000	-	464	464
Receive	6 Month GBP LIBOR	Semi-Annually	1.660	Semi-Annually	09/21/2048	GBP	395,701	-	542	542
Pay	3 Month AUD BBSW	Quarterly	2.490	Quarterly	06/17/2022	AUD	2,022,372	-	1,638	1,638
Pay	3 Month AUD BBSW	Quarterly	2.493	Quarterly	06/17/2022	AUD	1,862,985	-	1,575	1,575
Pay	3 Month AUD BBSW	Quarterly	2.534	Quarterly	03/18/2022	AUD	2,454,172	-	5,162	5,162
Pay	3 Month AUD BBSW	Quarterly	2.545	Quarterly	03/18/2022	AUD	2,950,961	-	6,666	6,666
Pay	3 Month AUD BBSW	Quarterly	2.559	Quarterly	03/18/2022	AUD	2,969,629	-	7,298	7,298

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(m)-(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	3 Month AUD BBSW	Quarterly	2.560%	Quarterly	03/18/2022	AUD	2,913,304	$-	$7,201	$7,201
Pay	3 Month AUD BBSW	Quarterly	2.560	Quarterly	06/17/2022	AUD	2,064,896	-	3,711	3,711
Pay	3 Month AUD BBSW	Quarterly	2.564	Quarterly	03/18/2022	AUD	3,458,371	-	8,744	8,744
Pay	3 Month AUD BBSW	Quarterly	2.565	Quarterly	06/17/2022	AUD	4,167,854	-	7,784	7,784
Pay	3 Month AUD BBSW	Quarterly	2.568	Quarterly	03/18/2022	AUD	2,913,304	-	7,531	7,531
Pay	3 Month AUD BBSW	Quarterly	2.570	Quarterly	06/17/2022	AUD	5,911,893	-	11,458	11,458
Pay	3 Month AUD BBSW	Quarterly	2.575	Quarterly	03/18/2022	AUD	3,120,098	-	8,375	8,375
Pay	3 Month AUD BBSW	Quarterly	2.583	Quarterly	03/18/2022	AUD	3,007,286	-	8,413	8,413
Pay	3 Month AUD BBSW	Quarterly	2.585	Quarterly	03/18/2022	AUD	3,458,371	-	9,773	9,773
Pay	3 Month AUD BBSW	Quarterly	2.597	Quarterly	03/18/2022	AUD	3,120,098	-	9,348	9,348
Pay	3 Month AUD BBSW	Quarterly	2.631	Quarterly	03/18/2022	AUD	3,767,034	-	13,101	13,101
Pay	3 Month AUD BBSW	Quarterly	2.636	Quarterly	06/17/2022	AUD	2,142,088	-	6,145	6,145
Pay	3 Month AUD BBSW	Quarterly	2.642	Quarterly	03/18/2022	AUD	3,458,372	-	12,567	12,567
Pay	3 Month AUD BBSW	Quarterly	2.653	Quarterly	06/17/2022	AUD	2,142,088	-	6,643	6,643
Pay	3 Month AUD BBSW	Quarterly	2.662	Quarterly	06/17/2022	AUD	3,496,472	-	11,312	11,312
Pay	3 Month AUD BBSW	Quarterly	2.663	Quarterly	06/17/2022	AUD	2,142,088	-	6,945	6,945
Pay	3 Month AUD BBSW	Quarterly	2.664	Quarterly	06/17/2022	AUD	2,142,088	-	6,991	6,991
Pay	3 Month AUD BBSW	Quarterly	2.665	Quarterly	06/17/2022	AUD	2,142,088	-	7,021	7,021
Pay	3 Month AUD BBSW	Quarterly	2.688	Quarterly	06/17/2022	AUD	2,142,088	-	7,716	7,716
Pay	3 Month STIBOR	Quarterly	0.598	Annually	06/20/2023	SEK	4,290,000	-	2,345	2,345
Pay	3 Month STIBOR	Quarterly	1.613	Annually	09/15/2026	SEK	16,053,000	-	3,523	3,523
Pay	3 Month STIBOR	Quarterly	2.234	Annually	03/15/2028	SEK	3,058,000	-	5,241	5,241
Pay	3 Month STIBOR	Quarterly	2.265	Annually	03/15/2028	SEK	3,668,000	-	6,887	6,887
Pay	3 Month STIBOR	Quarterly	2.313	Annually	01/19/2026	SEK	21,817,000	-	110,607	110,607
Pay	3 Month STIBOR	Quarterly	2.534	Annually	12/17/2025	SEK	36,231,000	-	233,404	233,404
Pay	3 Month STIBOR	Quarterly	2.655	Annually	01/04/2026	SEK	34,380,000	-	241,434	241,434
Pay	3 Month USD LIBOR	Quarterly	3.086	Semi-Annually	06/15/2048	USD	963,915	-	2,141	2,141
Pay	3 Month USD LIBOR	Quarterly	3.119	Semi-Annually	06/15/2048	USD	1,293,512	-	6,328	6,328
Pay	3 Month USD LIBOR	Quarterly	3.138	Semi-Annually	06/15/2048	USD	211,686	-	1,366	1,366
Pay	3 Month USD LIBOR	Quarterly	3.141	Semi-Annually	06/15/2048	USD	1,004,517	-	6,797	6,797
Pay	3 Month USD LIBOR	Quarterly	3.142	Semi-Annually	06/15/2048	USD	211,590	-	1,435	1,435
Pay	3 Month USD LIBOR	Quarterly	3.143	Semi-Annually	06/15/2048	USD	1,100,780	-	7,602	7,602
Pay	6 Month EUR LIBOR	Semi-Annually	1.567	Annually	03/21/2028	EUR	929,635	56	2,571	2,515
Pay	6 Month EUR LIBOR	Semi-Annually	1.570	Annually	03/21/2028	EUR	980,247	155	2,903	2,748
Pay	6 Month EUR LIBOR	Semi-Annually	1.575	Annually	03/21/2028	EUR	971,128	(43)	3,144	3,187
Pay	6 Month EUR LIBOR	Semi-Annually	1.581	Annually	06/21/2028	EUR	881,000	-	907	907
Pay	6 Month EUR LIBOR	Semi-Annually	1.585	Annually	03/21/2028	EUR	968,975	245	3,681	3,436
Pay	6 Month EUR LIBOR	Semi-Annually	1.590	Annually	03/21/2028	EUR	957,200	457	3,905	3,448
Pay	6 Month EUR LIBOR	Semi-Annually	1.592	Annually	03/21/2028	EUR	946,335	356	3,941	3,585
Pay	6 Month EUR LIBOR	Semi-Annually	1.593	Annually	03/21/2028	EUR	1,335,294	(372)	5,673	6,045
Pay	6 Month EUR LIBOR	Semi-Annually	1.594	Annually	03/21/2028	EUR	1,533,210	(825)	6,591	7,416
Pay	6 Month EUR LIBOR	Semi-Annually	1.595	Annually	03/21/2028	EUR	949,976	335	4,143	3,808
Pay	6 Month EUR LIBOR	Semi-Annually	1.607	Annually	03/21/2028	EUR	2,393,000	-	12,048	12,048
Pay	6 Month EUR LIBOR	Semi-Annually	1.689	Annually	03/21/2028	EUR	5,493,000	-	53,053	53,053
Pay	6 Month EUR LIBOR	Semi-Annually	1.788	Annually	03/21/2028	EUR	243,000	-	3,698	3,698
Subtotal - Appreciation								364	2,130,894	2,130,530
Receive	3 Month AUD BBSW	Quarterly	2.508	Quarterly	09/16/2022	AUD	4,685,000	-	(3,937)	(3,937)
Receive	3 Month STIBOR	Quarterly	0.348	Annually	06/21/2022	SEK	14,426,000	-	(2,816)	(2,816)
Receive	3 Month STIBOR	Quarterly	0.354	Annually	06/21/2022	SEK	5,530,800	-	(1,220)	(1,220)
Receive	3 Month STIBOR	Quarterly	0.390	Annually	04/29/2021	SEK	201,479,138	-	(113,576)	(113,576)
Receive	3 Month STIBOR	Quarterly	0.561	Annually	06/20/2023	SEK	15,814,000	-	(5,479)	(5,479)
Receive	3 Month STIBOR	Quarterly	0.720	Annually	03/21/2023	SEK	3,671,000	-	(5,177)	(5,177)
Receive	6 Month EUR LIBOR	Semi-Annually	0.002	Annually	06/20/2021	EUR	1,020,000	-	(276)	(276)
Receive	6 Month EUR LIBOR	Semi-Annually	0.004	Annually	06/20/2021	EUR	529,000	-	(179)	(179)
Receive	6 Month EUR LIBOR	Semi-Annually	0.082	Annually	06/20/2021	EUR	7,202,167	-	(21,360)	(21,360)
Receive	6 Month EUR LIBOR	Semi-Annually	0.087	Annually	06/20/2021	EUR	14,404,333	-	(45,310)	(45,310)
Receive	6 Month EUR LIBOR	Semi-Annually	0.088	Annually	06/20/2021	EUR	21,606,500	-	(68,845)	(68,845)
Receive	6 Month EUR LIBOR	Semi-Annually	1.638	Annually	06/21/2028	EUR	961,000	-	(4,050)	(4,050)
Receive	6 Month GBP LIBOR	Semi-Annually	1.694	Semi-Annually	03/16/2048	GBP	300,300	-	(557)	(557)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(m)-(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	6 Month GBP LIBOR	Semi-Annually	1.695%	Semi-Annually	03/16/2048	GBP	300,300	$-	$(622)	$(622)
Receive	6 Month GBP LIBOR	Semi-Annually	1.702	Semi-Annually	03/16/2048	GBP	309,400	-	(956)	(956)
Receive	6 Month GBP LIBOR	Semi-Annually	1.708	Semi-Annually	06/15/2048	GBP	442,000	-	(2,110)	(2,110)
Receive	6 Month GBP LIBOR	Semi-Annually	1.713	Semi-Annually	06/15/2048	GBP	442,000	-	(2,430)	(2,430)
Receive	6 Month GBP LIBOR	Semi-Annually	1.733	Semi-Annually	03/16/2048	GBP	267,000	-	(2,029)	(2,029)
Receive	6 Month GBP LIBOR	Semi-Annually	1.743	Semi-Annually	03/16/2048	GBP	267,000	-	(2,418)	(2,418)
Pay	28 Day MXN TIIE	28 Day	6.925	28 Day	06/16/2021	MXN	1,500,000	-	(1,368)	(1,368)
Pay	3 Month CDOR	Semi-Annually	2.281	Semi-Annually	06/21/2021	CAD	2,437,000	-	(10,594)	(10,594)
Pay	3 Month CDOR	Semi-Annually	2.340	Semi-Annually	06/20/2021	CAD	3,377,816	-	(10,447)	(10,447)
Pay	3 Month CDOR	Semi-Annually	2.348	Semi-Annually	06/20/2021	CAD	3,377,816	-	(9,903)	(9,903)
Pay	3 Month CDOR	Semi-Annually	2.350	Semi-Annually	06/20/2021	CAD	3,377,816	-	(9,721)	(9,721)
Pay	3 Month CDOR	Semi-Annually	2.355	Semi-Annually	06/20/2021	CAD	3,377,816	-	(9,359)	(9,359)
Pay	3 Month CDOR	Semi-Annually	2.368	Semi-Annually	06/20/2021	CAD	3,377,816	-	(8,452)	(8,452)
Pay	3 Month CDOR	Semi-Annually	2.370	Semi-Annually	06/20/2021	CAD	3,377,816	-	(8,270)	(8,270)
Pay	3 Month CDOR	Semi-Annually	2.378	Semi-Annually	06/20/2021	CAD	3,377,816	-	(7,726)	(7,726)
Pay	3 Month CDOR	Semi-Annually	2.380	Semi-Annually	06/20/2021	CAD	3,377,816	-	(7,545)	(7,545)
Pay	3 Month CDOR	Semi-Annually	2.390	Semi-Annually	06/20/2021	CAD	3,685,472	-	(7,440)	(7,440)
Pay	3 Month STIBOR	Quarterly	0.095	Annually	09/21/2021	SEK	26,258,377	-	(6,938)	(6,938)
Pay	3 Month STIBOR	Quarterly	0.098	Annually	09/21/2021	SEK	58,472,924	-	(14,952)	(14,952)
Pay	3 Month STIBOR	Quarterly	0.152	Annually	09/21/2021	SEK	57,365,699	-	(4,099)	(4,099)
Pay	3 Month STIBOR	Quarterly	0.226	Annually	06/21/2022	SEK	6,000,000	-	(2,641)	(2,641)
Pay	3 Month STIBOR	Quarterly	0.234	Annually	06/21/2022	SEK	6,000,000	-	(2,437)	(2,437)
Pay	3 Month STIBOR	Quarterly	0.235	Annually	06/21/2022	SEK	1,959,000	-	(783)	(783)
Pay	3 Month STIBOR	Quarterly	0.313	Annually	06/21/2022	SEK	5,700,000	-	(357)	(357)
Pay	3 Month STIBOR	Quarterly	0.502	Annually	09/19/2023	SEK	9,011,878	-	(3,488)	(3,488)
Pay	3 Month STIBOR	Quarterly	0.532	Annually	09/19/2023	SEK	8,219,122	-	(1,792)	(1,792)
Pay	3 Month USD LIBOR	Quarterly	2.155	Semi-Annually	09/17/2046	USD	751,000	-	(60,197)	(60,197)
Pay	3 Month USD LIBOR	Quarterly	2.163	Semi-Annually	09/17/2046	USD	1,123,000	-	(89,242)	(89,242)
Pay	3 Month USD LIBOR	Quarterly	2.453	Semi-Annually	03/24/2046	USD	4,233,688	-	(236,975)	(236,975)
Pay	3 Month USD LIBOR	Quarterly	2.510	Semi-Annually	06/18/2046	USD	491,000	-	(24,699)	(24,699)
Pay	3 Month USD LIBOR	Quarterly	2.535	Semi-Annually	03/18/2023	USD	4,293,033	-	(63,921)	(63,921)
Pay	3 Month USD LIBOR	Quarterly	2.538	Semi-Annually	03/18/2023	USD	9,079,468	-	(134,591)	(134,591)
Pay	3 Month USD LIBOR	Quarterly	2.547	Semi-Annually	03/18/2023	USD	8,578,125	-	(125,010)	(125,010)
Pay	3 Month USD LIBOR	Quarterly	2.549	Semi-Annually	03/18/2023	USD	8,578,125	-	(124,564)	(124,564)
Pay	3 Month USD LIBOR	Quarterly	2.553	Semi-Annually	03/18/2023	USD	17,156,249	-	(247,241)	(247,241)
Pay	3 Month USD LIBOR	Quarterly	2.591	Semi-Annually	09/15/2047	USD	131,000	-	(5,270)	(5,270)
Pay	3 Month USD LIBOR	Quarterly	2.623	Semi-Annually	06/16/2047	USD	376,000	-	(14,343)	(14,343)
Pay	3 Month USD LIBOR	Quarterly	2.625	Semi-Annually	04/28/2046	USD	574,000	-	(23,360)	(23,360)
Pay	3 Month USD LIBOR	Quarterly	2.691	Semi-Annually	12/15/2047	USD	515,531	-	(16,113)	(16,113)
Pay	3 Month USD LIBOR	Quarterly	2.697	Semi-Annually	12/15/2047	USD	515,735	-	(15,885)	(15,885)
Pay	3 Month USD LIBOR	Quarterly	2.703	Semi-Annually	12/15/2047	USD	515,734	-	(15,636)	(15,636)
Pay	3 Month USD LIBOR	Quarterly	2.709	Semi-Annually	12/15/2047	USD	384,000	-	(11,419)	(11,419)
Pay	3 Month USD LIBOR	Quarterly	2.713	Semi-Annually	06/16/2047	USD	959,000	-	(29,301)	(29,301)
Pay	3 Month USD LIBOR	Quarterly	2.779	Semi-Annually	03/16/2048	USD	450,000	-	(10,587)	(10,587)
Pay	3 Month USD LIBOR	Quarterly	2.788	Semi-Annually	12/15/2047	USD	400,000	-	(9,296)	(9,296)
Pay	3 Month USD LIBOR	Quarterly	2.789	Semi-Annually	03/16/2048	USD	441,551	-	(10,023)	(10,023)
Pay	3 Month USD LIBOR	Quarterly	2.794	Semi-Annually	03/16/2048	USD	450,562	-	(10,042)	(10,042)
Pay	3 Month USD LIBOR	Quarterly	2.796	Semi-Annually	03/16/2048	USD	445,500	-	(9,855)	(9,855)
Pay	3 Month USD LIBOR	Quarterly	2.832	Semi-Annually	03/18/2023	USD	7,064,000	-	(47,580)	(47,580)
Pay	3 Month USD LIBOR	Quarterly	2.847	Semi-Annually	03/16/2048	USD	461,105	-	(8,236)	(8,236)
Pay	3 Month USD LIBOR	Quarterly	2.858	Semi-Annually	03/16/2048	USD	452,509	-	(7,689)	(7,689)
Pay	3 Month USD LIBOR	Quarterly	2.863	Semi-Annually	03/16/2048	USD	452,508	-	(7,483)	(7,483)
Pay	3 Month USD LIBOR	Quarterly	2.869	Semi-Annually	03/16/2048	USD	450,256	-	(7,222)	(7,222)
Pay	3 Month USD LIBOR	Quarterly	2.885	Semi-Annually	03/16/2048	USD	445,753	-	(6,560)	(6,560)
Pay	3 Month USD LIBOR	Quarterly	2.895	Semi-Annually	03/16/2048	USD	450,256	-	(6,254)	(6,254)
Pay	3 Month USD LIBOR	Quarterly	2.899	Semi-Annually	03/16/2048	USD	919,000	-	(12,521)	(12,521)
Pay	3 Month USD LIBOR	Quarterly	2.930	Semi-Annually	06/17/2027	USD	394,000	-	(3,969)	(3,969)
Pay	3 Month USD LIBOR	Quarterly	2.938	Semi-Annually	03/18/2023	USD	10,154,000	-	(38,871)	(38,871)
Pay	3 Month USD LIBOR	Quarterly	2.983	Semi-Annually	07/13/2038	USD	1,059,760	-	(9,919)	(9,919)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(m)-(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	3 Month USD LIBOR	Quarterly	2.984%	Semi-Annually	07/13/2038	USD	1,053,370	$-	$(9,753)	$(9,753)
Pay	3 Month USD LIBOR	Quarterly	2.986	Semi-Annually	06/15/2048	USD	334,500	-	(2,021)	(2,021)
Pay	3 Month USD LIBOR	Quarterly	2.987	Semi-Annually	07/24/2038	USD	1,346,668	-	(12,201)	(12,201)
Pay	3 Month USD LIBOR	Quarterly	2.990	Semi-Annually	07/19/2038	USD	2,466,754	-	(21,807)	(21,807)
Pay	3 Month USD LIBOR	Quarterly	2.992	Semi-Annually	07/20/2038	USD	1,150,228	-	(10,013)	(10,013)
Pay	3 Month USD LIBOR	Quarterly	2.994	Semi-Annually	07/24/2038	USD	1,399,675	-	(12,028)	(12,028)
Pay	3 Month USD LIBOR	Quarterly	2.999	Semi-Annually	07/20/2038	USD	1,399,675	-	(11,530)	(11,530)
Pay	3 Month USD LIBOR	Quarterly	3.005	Semi-Annually	07/12/2038	USD	1,053,370	-	(8,279)	(8,279)
Pay	3 Month USD LIBOR	Quarterly	3.005	Semi-Annually	03/16/2048	USD	1,214,516	-	(5,847)	(5,847)
Pay	3 Month USD LIBOR	Quarterly	3.008	Semi-Annually	06/15/2048	USD	334,500	-	(1,402)	(1,402)
Pay	3 Month USD LIBOR	Quarterly	3.010	Semi-Annually	03/16/2048	USD	1,214,517	-	(5,345)	(5,345)
Pay	3 Month USD LIBOR	Quarterly	3.023	Semi-Annually	06/17/2027	USD	1,132,000	-	(5,059)	(5,059)
Pay	3 Month USD LIBOR	Quarterly	3.027	Semi-Annually	09/21/2048	USD	353,000	-	(788)	(788)
Pay	3 Month USD LIBOR	Quarterly	3.038	Semi-Annually	03/16/2048	USD	1,089,017	-	(2,315)	(2,315)
Pay	3 Month USD LIBOR	Quarterly	3.048	Semi-Annually	03/16/2048	USD	1,089,950	-	(1,415)	(1,415)
Pay	3 Month USD LIBOR	Quarterly	3.055	Semi-Annually	06/15/2048	USD	946,000	-	(325)	(325)
Pay	3 Month USD LIBOR	Quarterly	3.068	Semi-Annually	07/24/2038	USD	1,291,279	-	(4,720)	(4,720)
Pay	3 Month USD LIBOR	Quarterly	3.070	Semi-Annually	09/16/2027	USD	1,938,000	-	(3,415)	(3,415)
Pay	3 Month USD LIBOR	Quarterly	3.070	Semi-Annually	07/27/2038	USD	1,291,279	-	(4,499)	(4,499)
Pay	3 Month USD LIBOR	Quarterly	3.073	Semi-Annually	07/24/2038	USD	1,291,279	-	(4,289)	(4,289)
Pay	3 Month USD LIBOR	Quarterly	3.080	Semi-Annually	07/24/2038	USD	1,291,279	-	(3,643)	(3,643)
Pay	3 Month USD LIBOR	Quarterly	3.090	Semi-Annually	07/24/2038	USD	1,291,279	-	(2,351)	(2,351)
Pay	3 Month USD LIBOR	Quarterly	3.095	Semi-Annually	07/24/2038	USD	1,291,279	-	(2,351)	(2,351)
Pay	3 Month USD LIBOR	Quarterly	3.105	Semi-Annually	07/31/2038	USD	1,457,970	-	(1,497)	(1,497)
Pay	3 Month USD LIBOR	Quarterly	3.107	Semi-Annually	07/31/2038	USD	405,420	-	(376)	(376)
Pay	6 Month EUR LIBOR	Semi-Annually	0.022	Annually	09/19/2021	EUR	2,203,000	-	(2,131)	(2,131)
Pay	6 Month EUR LIBOR	Semi-Annually	0.031	Annually	09/19/2021	EUR	1,160,000	-	(762)	(762)
Subtotal - Depreciation								-	(1,995,695)	(1,995,695)
Total Interest Rate Swap Agreements - Interest Rate Risk								$364	$135,199	$134,835
(m)	Centrally cleared swap agreements collateralized by $1,603,707 cash held with Credit Suisse Securities (USA) LLC.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Inflation Swap Agreements
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.955%	At Maturity	10/18/2026	USD	1,314,000	$ —	$ 53,325	$53,325
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.960	At Maturity	10/18/2026	USD	1,314,000	—	52,697	52,697
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.993	At Maturity	10/21/2026	USD	1,288,000	—	47,733	47,733
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.995	At Maturity	10/19/2026	USD	1,314,000	—	48,321	48,321
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.995	At Maturity	10/24/2026	USD	1,314,000	—	48,468	48,468
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.000	At Maturity	10/19/2026	USD	1,288,000	—	46,747	46,747
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.010	At Maturity	10/20/2026	USD	1,314,000	—	46,459	46,459
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.010	At Maturity	10/21/2026	USD	1,314,000	—	46,490	46,490
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.225	At Maturity	11/16/2026	USD	1,825,000	—	26,343	26,343
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.255	At Maturity	11/17/2026	USD	1,867,000	—	21,425	21,425
Goldman Sachs International	Receive	United States CPI Urban Consumers NSA	At Maturity	2.040	At Maturity	11/01/2026	USD	1,320,000	—	43,234	43,234
Goldman Sachs International	Receive	United States CPI Urban Consumers NSA	At Maturity	2.218	At Maturity	11/16/2026	USD	1,762,000	—	26,725	26,725
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.048	At Maturity	11/01/2026	USD	1,299,000	—	41,607	41,607
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.249	At Maturity	11/16/2026	USD	1,493,000	—	18,046	18,046
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.255	At Maturity	11/17/2026	USD	1,867,000	—	21,516	21,516
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.259	At Maturity	11/16/2026	USD	1,276,000	—	14,173	14,173
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.284	At Maturity	11/16/2026	USD	2,776,000	—	24,025	24,025
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	At Maturity	3.250	At Maturity	07/10/2025	GBP	830,852	—	8,312	8,312
Subtotal — Appreciation									—	635,646	635,646
Barclays Bank PLC	Receive	United Kingdom RPI	At Maturity	3.574	At Maturity	12/15/2026	GBP	3,132,000	—	(87,507)	(87,507)
Barclays Bank PLC	Pay	United Kingdom RPI	At Maturity	3.106	At Maturity	06/15/2026	GBP	1,294,000	—	(56,435)	(56,435)
Barclays Bank PLC	Pay	United States CPI Urban Consumers NSA	At Maturity	2.233	At Maturity	12/19/2026	USD	2,578,000	—	(32,732)	(32,732)
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	At Maturity	2.801	At Maturity	05/15/2026	GBP	1,018,000	—	(83,071)	(83,071)
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	At Maturity	2.949	At Maturity	09/15/2025	GBP	840,423	—	(32,705)	(32,705)
Goldman Sachs International	Pay	United Kingdom RPI	At Maturity	2.964	At Maturity	03/15/2026	GBP	2,298,000	—	(124,955)	(124,955)
Goldman Sachs International	Pay	United Kingdom RPI	At Maturity	3.060	At Maturity	12/29/2025	GBP	3,450,000	—	(110,645)	(110,645)
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	At Maturity	2.923	At Maturity	02/27/2025	GBP	11,857,170	—	(237,371)	(237,371)
Subtotal — Depreciation									—	(765,421)	(765,421)
Subtotal — Over-The-Counter Inflation Swap Agreements									$ —	$ (129,775)	$(129,775)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Centrally Cleared Inflation Swap Agreements(o)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.176%	At Maturity	07/15/2022	EUR	2,754,047	$—	$42,174	$42,174
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.180	At Maturity	07/15/2022	EUR	2,666,152	—	40,175	40,175
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.202	At Maturity	07/15/2022	EUR	3,984,578	—	54,752	54,752
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.222	At Maturity	07/15/2022	EUR	3,999,227	—	49,853	49,853
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.310	At Maturity	08/15/2022	EUR	6,650,145	—	62,487	62,487
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.315	At Maturity	08/15/2022	EUR	2,996,344	—	27,193	27,193
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.485	At Maturity	05/15/2023	EUR	1,410,000	—	2,662	2,662
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.520	At Maturity	04/15/2028	EUR	1,201,000	—	9,525	9,525
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.603	At Maturity	07/15/2028	EUR	1,585,000	—	4,126	4,126
Receive	United Kingdom RPI	At Maturity	3.312	At Maturity	04/15/2028	GBP	1,279,000	—	5,973	5,973
Receive	United Kingdom RPI	At Maturity	3.360	At Maturity	07/15/2028	GBP	1,980,000	—	8,921	8,921
Receive	United Kingdom RPI	At Maturity	3.370	At Maturity	05/15/2048	GBP	123,000	—	7,770	7,770
Receive	United Kingdom RPI	At Maturity	3.420	At Maturity	06/15/2047	GBP	23,000	—	799	799
Receive	United Kingdom RPI	At Maturity	3.443	At Maturity	08/15/2047	GBP	34,066	—	503	503
Receive	United Kingdom RPI	At Maturity	3.453	At Maturity	08/15/2047	GBP	68,926	—	526	526
Receive	United Kingdom RPI	At Maturity	3.454	At Maturity	08/15/2047	GBP	67,943	—	458	458
Receive	United Kingdom RPI	At Maturity	3.458	At Maturity	08/15/2047	GBP	34,463	—	140	140
Receive	United States CPI Urban Consumers NSA	At Maturity	2.069	At Maturity	08/25/2027	USD	220,120	—	7,359	7,359
Receive	United States CPI Urban Consumers NSA	At Maturity	2.074	At Maturity	08/23/2027	USD	436,000	—	14,368	14,368
Receive	United States CPI Urban Consumers NSA	At Maturity	2.079	At Maturity	08/22/2027	USD	237,000	—	7,692	7,692
Receive	United States CPI Urban Consumers NSA	At Maturity	2.082	At Maturity	08/24/2027	USD	436,000	—	14,029	14,029
Receive	United States CPI Urban Consumers NSA	At Maturity	2.093	At Maturity	08/21/2027	USD	948,000	—	29,486	29,486
Receive	United States CPI Urban Consumers NSA	At Maturity	2.123	At Maturity	10/19/2027	USD	617,000	—	18,366	18,366
Receive	United States CPI Urban Consumers NSA	At Maturity	2.131	At Maturity	10/19/2027	USD	617,000	—	17,870	17,870
Receive	United States CPI Urban Consumers NSA	At Maturity	2.131	At Maturity	10/23/2027	USD	308,000	—	8,856	8,856
Receive	United States CPI Urban Consumers NSA	At Maturity	2.147	At Maturity	04/25/2027	USD	198,000	—	3,758	3,758
Receive	United States CPI Urban Consumers NSA	At Maturity	2.148	At Maturity	10/20/2027	USD	617,000	—	16,879	16,879
Receive	United States CPI Urban Consumers NSA	At Maturity	2.150	At Maturity	10/20/2027	USD	308,000	—	8,353	8,353
Receive	United States CPI Urban Consumers NSA	At Maturity	2.199	At Maturity	04/26/2027	USD	397,000	—	5,568	5,568
Receive	United States CPI Urban Consumers NSA	At Maturity	2.294	At Maturity	01/12/2027	USD	866,000	—	5,956	5,956
Receive	United States CPI Urban Consumers NSA	At Maturity	2.300	At Maturity	01/12/2027	USD	866,000	—	5,447	5,447
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.550	At Maturity	07/15/2023	EUR	902,000	—	2,249	2,249
Pay	United Kingdom RPI	At Maturity	3.352	At Maturity	10/15/2027	GBP	1,109,860	—	6,408	6,408
Pay	United Kingdom RPI	At Maturity	3.374	At Maturity	08/15/2027	GBP	972,670	—	959	959
Pay	United Kingdom RPI	At Maturity	3.378	At Maturity	08/15/2027	GBP	972,670	—	1,536	1,536
Pay	United Kingdom RPI	At Maturity	3.381	At Maturity	10/15/2027	GBP	1,700,380	—	17,493	17,493
Pay	United Kingdom RPI	At Maturity	3.388	At Maturity	10/15/2027	GBP	2,280,760	—	26,076	26,076
Pay	United Kingdom RPI	At Maturity	3.411	At Maturity	05/15/2027	GBP	1,022,000	—	8,044	8,044
Pay	United Kingdom RPI	At Maturity	3.480	At Maturity	12/15/2047	GBP	110,000	—	1,900	1,900
Pay	United Kingdom RPI	At Maturity	3.480	At Maturity	02/15/2048	GBP	125,000	—	3,534	3,534
Pay	United Kingdom RPI	At Maturity	3.480	At Maturity	03/15/2048	GBP	47,000	—	906	906
Pay	United Kingdom RPI	At Maturity	3.483	At Maturity	10/15/2047	GBP	111,000	—	2,996	2,996
Pay	United Kingdom RPI	At Maturity	3.485	At Maturity	06/15/2047	GBP	102,000	—	1,196	1,196
Pay	United Kingdom RPI	At Maturity	3.505	At Maturity	09/15/2047	GBP	131,000	—	4,947	4,947
Pay	United Kingdom RPI	At Maturity	3.630	At Maturity	01/15/2027	GBP	644,421	—	24,446	24,446
Pay	United Kingdom RPI	At Maturity	3.633	At Maturity	01/15/2027	GBP	885,159	—	34,012	34,012
Pay	United Kingdom RPI	At Maturity	3.635	At Maturity	01/15/2027	GBP	644,420	—	24,972	24,972
Pay	United States CPI Urban Consumers NSA	At Maturity	2.394	At Maturity	07/11/2028	USD	382,000	—	226	226
Subtotal — Appreciation								—	643,924	643,924

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Centrally Cleared Inflation Swap Agreements(o)-(continued)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.639%	At Maturity	07/15/2028	EUR	924,000	$—	$(1,786)	$(1,786)
Receive	United Kingdom RPI	At Maturity	3.350	At Maturity	02/15/2028	GBP	1,420,000	—	(9,051)	(9,051)
Receive	United Kingdom RPI	At Maturity	3.353	At Maturity	10/15/2027	GBP	1,269,000	—	(7,351)	(7,351)
Receive	United Kingdom RPI	At Maturity	3.365	At Maturity	12/15/2027	GBP	1,258,000	—	(2,488)	(2,488)
Receive	United Kingdom RPI	At Maturity	3.379	At Maturity	03/15/2028	GBP	303,000	—	(1,422)	(1,422)
Receive	United Kingdom RPI	At Maturity	3.390	At Maturity	09/15/2027	GBP	1,479,000	—	(12,394)	(12,394)
Receive	United Kingdom RPI	At Maturity	3.423	At Maturity	06/15/2027	GBP	1,100,000	—	(7,280)	(7,280)
Receive	United Kingdom RPI	At Maturity	3.478	At Maturity	08/15/2047	GBP	80,661	—	(864)	(864)
Receive	United Kingdom RPI	At Maturity	3.480	At Maturity	08/15/2047	GBP	80,661	—	(973)	(973)
Receive	United Kingdom RPI	At Maturity	3.495	At Maturity	10/15/2047	GBP	85,540	—	(3,047)	(3,047)
Receive	United Kingdom RPI	At Maturity	3.505	At Maturity	02/15/2027	GBP	1,235,000	—	(13,616)	(13,616)
Receive	United Kingdom RPI	At Maturity	3.518	At Maturity	10/15/2047	GBP	143,957	—	(7,520)	(7,520)
Receive	United Kingdom RPI	At Maturity	3.524	At Maturity	05/15/2047	GBP	458,250	—	(20,222)	(20,222)
Receive	United Kingdom RPI	At Maturity	3.531	At Maturity	10/15/2047	GBP	200,503	—	(12,495)	(12,495)
Receive	United Kingdom RPI	At Maturity	3.549	At Maturity	05/15/2047	GBP	458,250	—	(28,656)	(28,656)
Receive	United Kingdom RPI	At Maturity	3.552	At Maturity	05/15/2047	GBP	458,250	—	(29,667)	(29,667)
Receive	United Kingdom RPI	At Maturity	3.564	At Maturity	05/15/2047	GBP	458,250	—	(33,877)	(33,877)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.334	At Maturity	06/15/2027	EUR	338,000	—	(9,861)	(9,861)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.370	At Maturity	04/15/2023	EUR	890,000	—	(4,138)	(4,138)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.375	At Maturity	07/15/2027	EUR	2,754,047	—	(60,366)	(60,366)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.380	At Maturity	07/15/2027	EUR	2,666,152	—	(56,779)	(56,779)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.388	At Maturity	07/15/2027	EUR	3,984,578	—	(80,674)	(80,674)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.406	At Maturity	07/15/2027	EUR	3,999,227	—	(72,372)	(72,372)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.462	At Maturity	08/15/2027	EUR	6,650,145	—	(90,917)	(90,917)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.465	At Maturity	08/15/2027	EUR	2,996,344	—	(39,988)	(39,988)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.493	At Maturity	07/15/2023	EUR	1,585,000	—	(1,663)	(1,663)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.585	At Maturity	05/15/2028	EUR	1,410,000	—	(6,385)	(6,385)
Pay	United Kingdom RPI	At Maturity	3.305	At Maturity	05/15/2028	GBP	1,405,000	—	(15,293)	(15,293)
Pay	United Kingdom RPI	At Maturity	3.321	At Maturity	08/15/2027	GBP	334,383	—	(2,454)	(2,454)
Pay	United Kingdom RPI	At Maturity	3.335	At Maturity	08/15/2027	GBP	839,930	—	(4,312)	(4,312)
Pay	United Kingdom RPI	At Maturity	3.343	At Maturity	08/15/2027	GBP	852,071	—	(3,366)	(3,366)
Pay	United Kingdom RPI	At Maturity	3.353	At Maturity	08/15/2027	GBP	426,036	—	(1,011)	(1,011)
Pay	United Kingdom RPI	At Maturity	3.370	At Maturity	06/15/2027	GBP	255,000	—	(440)	(440)
Pay	United Kingdom RPI	At Maturity	3.428	At Maturity	07/15/2048	GBP	174,000	—	(4,451)	(4,451)
Pay	United Kingdom RPI	At Maturity	3.430	At Maturity	04/15/2048	GBP	91,000	—	(1,279)	(1,279)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.055	At Maturity	06/08/2027	USD	3,860,000	—	(123,701)	(123,701)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.081	At Maturity	05/18/2027	USD	3,154,000	—	(87,115)	(87,115)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.093	At Maturity	06/07/2027	USD	819,000	—	(23,281)	(23,281)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.120	At Maturity	05/12/2027	USD	3,231,000	—	(74,659)	(74,659)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.133	At Maturity	05/15/2027	USD	1,117,000	—	(24,905)	(24,905)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.135	At Maturity	05/11/2027	USD	890,000	—	(19,173)	(19,173)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.138	At Maturity	05/11/2027	USD	1,574,000	—	(33,531)	(33,531)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.144	At Maturity	05/11/2027	USD	1,574,000	—	(32,551)	(32,551)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.165	At Maturity	10/25/2027	USD	693,000	—	(17,652)	(17,652)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.170	At Maturity	09/18/2027	USD	437,000	—	(11,008)	(11,008)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.174	At Maturity	12/13/2027	USD	590,000	—	(12,576)	(12,576)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.281	At Maturity	03/01/2027	USD	919,000	—	(7,374)	(7,374)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.315	At Maturity	03/15/2028	USD	147,000	—	(1,041)	(1,041)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.342	At Maturity	04/16/2028	USD	439,000	—	(1,328)	(1,328)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Centrally Cleared Inflation Swap Agreements(o)-(continued)

Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.367%	At Maturity	07/27/2028	USD	713,000	$—	$(862)	$(862)
Subtotal — Depreciation								—	(1,119,215)	(1,119,215)
Subtotal — Centrally Cleared Inflation Swap Agreements								—	(475,291)	(475,291)
Total Interest Rate and Inflation Swap Agreements — Interest Rate Risk								$364	$(469,867)	$(470,231)

(o)	Centrally cleared inflation swap agreements collateralized by $819,382 cash held with Credit Suisse Securities (USA) LLC.

Open Over-The-Counter Variance Swap Agreements
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date		Notional Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	25.00%	At Maturity	12/30/2019	HKD	36,236	$2,195
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	25.20	At Maturity	12/30/2019	HKD	32,291	2,034
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	25.00	At Maturity	12/30/2019	HKD	25,349	1,117
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.80	At Maturity	12/30/2019	HKD	52,590	1,650
Societe Generale	Hang Seng China Enterprise Index	Receive	24.80	At Maturity	12/30/2019	HKD	36,236	2,961
Societe Generale	Hang Seng China Enterprise Index	Receive	25.00	At Maturity	12/30/2019	HKD	53,022	3,098
Societe Generale	Hang Seng China Enterprise Index	Receive	25.10	At Maturity	12/30/2019	HKD	20,410	1,133
Societe Generale	Hang Seng China Enterprise Index	Receive	25.39	At Maturity	12/30/2019	HKD	31,377	48
UBS	Hang Seng China Enterprise Index	Receive	24.70	At Maturity	12/30/2019	HKD	36,236	3,568
UBS	Hang Seng China Enterprise Index	Receive	25.30	At Maturity	12/30/2019	HKD	32,292	1,491
BNP Paribas S.A.	S&P 500 Index	Pay	17.65	At Maturity	12/21/2018	USD	6,188	23,687
BNP Paribas S.A.	S&P 500 Index	Pay	17.75	At Maturity	12/21/2018	USD	2,071	7,983
Citigroup Global Markets Inc.	S&P 500 Index	Pay	16.65	At Maturity	12/21/2018	USD	3,485	9,913
Citigroup Global Markets Inc.	S&P 500 Index	Pay	17.41	At Maturity	12/21/2018	USD	3,890	13,845
Citigroup Global Markets Inc.	S&P 500 Index	Pay	17.55	At Maturity	12/21/2018	USD	3,886	15,601
Goldman Sachs International	S&P 500 Index	Pay	16.65	At Maturity	12/21/2018	USD	15,210	22,788
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	16.55	At Maturity	12/21/2018	USD	892	1,549
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	16.70	At Maturity	12/21/2018	USD	5,204	10,390
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	16.90	At Maturity	12/21/2018	USD	6,548	15,913
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	17.31	At Maturity	12/21/2018	USD	2,784	7,960
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	17.45	At Maturity	12/21/2018	USD	4,851	15,080
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	17.95	At Maturity	12/21/2018	USD	23,318	101,638
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	18.09	At Maturity	12/21/2018	USD	2,373	9,409
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	18.58	At Maturity	12/21/2018	USD	2,374	10,236
Societe Generale	Hang Seng China Enterprise Index	Pay	22.79	At Maturity	12/28/2018	HKD	8,496	465
Societe Generale	Hang Seng China Enterprise Index	Pay	25.95	At Maturity	12/30/2019	HKD	8,496	196
Societe Generale	KOSPI 200 Index	Pay	20.00	At Maturity	12/13/2018	KRW	7,789,108	35,100
Societe Generale	S&P 500 Index	Pay	15.95	At Maturity	12/21/2018	USD	5,448	11,796
Societe Generale	S&P 500 Index	Pay	16.41	At Maturity	12/21/2018	USD	2,343	2,357
Societe Generale	S&P 500 Index	Pay	16.85	At Maturity	12/21/2018	USD	4,362	12,533
Societe Generale	S&P 500 Index	Pay	17.36	At Maturity	12/21/2018	USD	9,742	28,396
Societe Generale	S&P 500 Index	Pay	17.70	At Maturity	12/21/2018	USD	23,318	97,099
Societe Generale	S&P 500 Index	Pay	17.80	At Maturity	12/21/2018	USD	7,772	32,678
Societe Generale	S&P 500 Index	Pay	18.15	At Maturity	12/21/2018	USD	2,666	11,407
UBS	KOSPI 200 Index	Pay	19.00	At Maturity	12/13/2018	KRW	7,721,467	29,504
UBS	KOSPI 200 Index	Pay	19.60	At Maturity	12/13/2018	KRW	7,712,584	33,377
UBS	KOSPI 200 Index	Pay	19.70	At Maturity	12/13/2018	KRW	4,834,372	21,243
UBS	KOSPI 200 Index	Pay	20.30	At Maturity	12/13/2018	KRW	13,155,600	67,999
UBS	S&P 500 Index	Pay	16.96	At Maturity	12/21/2018	USD	4,501	14,235
UBS	S&P 500 Index	Pay	17.20	At Maturity	12/21/2018	USD	9,701	28,173
UBS	S&P 500 Index	Pay	17.40	At Maturity	12/21/2018	USD	3,742	14,594
UBS	S&P 500 Index	Pay	17.60	At Maturity	12/21/2018	USD	3,887	15,753
UBS	S&P 500 Index	Pay	17.75	At Maturity	12/21/2018	USD	6,906	17,888
UBS	S&P 500 Index	Pay	18.00	At Maturity	12/21/2018	USD	24,915	108,473
UBS	S&P 500 Index	Pay	18.05	At Maturity	12/21/2018	USD	1,629	6,433
Subtotal — Appreciation								874,986
BNP Paribas S.A.	KOSPI 200 Index	Receive	19.89	At Maturity	12/13/2018	KRW	3,322,882	(15,989)
BNP Paribas S.A.	KOSPI 200 Index	Receive	20.19	At Maturity	12/13/2018	KRW	3,470,917	(17,092)
BNP Paribas S.A.	S&P/ASX 200 Index	Receive	15.75	At Maturity	12/20/2018	AUD	4,923	(13,218)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements-(continued)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date		Notional Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	KOSPI 200 Index	Receive	18.72%	At Maturity	12/13/2018	KRW	1,008,074	$(3,883)
Citigroup Global Markets Inc.	KOSPI 200 Index	Receive	19.59	At Maturity	12/13/2018	KRW	2,276,485	(10,286)
Citigroup Global Markets Inc.	KOSPI 200 Index	Receive	19.85	At Maturity	12/13/2018	KRW	4,414,436	(21,942)
Citigroup Global Markets Inc.	S&P 500 Index	Receive	17.62	At Maturity	12/21/2018	USD	14,398	(47,218)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	23.20	At Maturity	12/28/2018	HKD	6,292	(734)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	24.00	At Maturity	12/28/2018	HKD	36,236	(9,949)
Goldman Sachs International	Hang Seng Index	Receive	22.50	At Maturity	12/30/2019	HKD	10,300	(161)
Goldman Sachs International	S&P/ASX 200 Index	Receive	16.00	At Maturity	12/19/2019	AUD	2,968	(1,208)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	24.75	At Maturity	12/28/2018	HKD	67,209	(28,924)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	25.05	At Maturity	12/28/2018	HKD	67,209	(30,955)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	25.59	At Maturity	12/28/2018	HKD	13,305	(5,912)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.09	At Maturity	12/28/2018	HKD	13,915	(4,325)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.29	At Maturity	12/28/2018	HKD	23,608	(8,419)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.43	At Maturity	12/28/2018	HKD	34,156	(11,022)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.50	At Maturity	12/28/2018	HKD	59,358	(23,219)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.85	At Maturity	12/28/2018	HKD	25,293	(10,399)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	22.39	At Maturity	12/28/2018	HKD	40,215	(20,229)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	22.44	At Maturity	12/28/2018	HKD	11,809	(5,847)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	18.79	At Maturity	12/13/2018	KRW	26,414,363	(110,572)
J.P. Morgan Chase Bank, N.A.	S&P/ASX 200 Index	Receive	14.28	At Maturity	12/20/2018	AUD	4,715	(8,597)
J.P. Morgan Chase Bank, N.A.	S&P/ASX 200 Index	Receive	14.50	At Maturity	12/20/2018	AUD	4,716	(9,149)
J.P. Morgan Chase Bank, N.A.	S&P/ASX 200 Index	Receive	15.59	At Maturity	12/20/2018	AUD	4,403	(11,033)
Societe Generale	Hang Seng China Enterprise Index	Receive	23.30	At Maturity	12/28/2018	HKD	20,410	(3,575)
Societe Generale	Hang Seng China Enterprise Index	Receive	23.50	At Maturity	12/28/2018	HKD	56,646	(12,347)
Societe Generale	Hang Seng China Enterprise Index	Receive	24.00	At Maturity	12/28/2018	HKD	32,612	(9,149)
Societe Generale	Hang Seng China Enterprise Index	Receive	25.95	At Maturity	12/28/2018	HKD	25,936	(12,795)
Societe Generale	Hang Seng China Enterprise Index	Receive	26.00	At Maturity	12/28/2018	HKD	25,936	(12,950)
Societe Generale	KOSPI 200 Index	Receive	18.35	At Maturity	12/13/2018	KRW	3,878,625	(13,979)
Societe Generale	KOSPI 200 Index	Receive	19.00	At Maturity	12/13/2018	KRW	17,608,798	(76,164)
Societe Generale	KOSPI 200 Index	Receive	19.40	At Maturity	12/13/2018	KRW	8,794,672	(41,064)
Societe Generale	KOSPI 200 Index	Receive	19.90	At Maturity	12/13/2018	KRW	8,824,892	(44,146)
Societe Generale	KOSPI 200 Index	Receive	19.97	At Maturity	12/13/2018	KRW	4,560,014	(22,473)
Societe Generale	KOSPI 200 Index	Receive	20.28	At Maturity	12/13/2018	KRW	4,951,830	(24,264)
Societe Generale	S&P/ASX 200 Index	Receive	15.99	At Maturity	12/19/2019	AUD	3,468	(1,953)
UBS	Hang Seng China Enterprise Index	Receive	22.80	At Maturity	12/28/2018	HKD	6,292	(496)
UBS	Hang Seng China Enterprise Index	Receive	23.00	At Maturity	12/28/2018	HKD	36,236	(5,577)
UBS	Hang Seng China Enterprise Index	Receive	25.00	At Maturity	12/28/2018	HKD	51,858	(19,471)
UBS	Hang Seng China Enterprise Index	Receive	25.30	At Maturity	12/28/2019	HKD	51,871	(23,277)
UBS	Hang Seng China Enterprise Index	Receive	25.70	At Maturity	12/30/2019	HKD	44,329	(3,358)
UBS	Hang Seng China Enterprise Index	Receive	26.04	At Maturity	12/28/2018	HKD	103,115	(53,577)
UBS	Hang Seng Index	Receive	21.48	At Maturity	12/28/2018	HKD	28,725	(9,525)
UBS	Hang Seng Index	Receive	21.68	At Maturity	12/28/2018	HKD	28,721	(11,582)
UBS	Hang Seng Index	Receive	21.79	At Maturity	12/28/2018	HKD	18,601	(8,334)
UBS	Hang Seng Index	Receive	22.40	At Maturity	12/30/2019	HKD	10,300	(74)
UBS	Hang Seng Index	Receive	22.77	At Maturity	12/30/2019	HKD	29,979	(3,454)
UBS	KOSPI 200 Index	Receive	18.60	At Maturity	12/13/2018	KRW	17,588,568	(72,888)
UBS	KOSPI 200 Index	Receive	19.30	At Maturity	12/13/2018	KRW	10,458,789	(48,138)
UBS	KOSPI 200 Index	Receive	19.44	At Maturity	12/13/2018	KRW	1,758,023	(7,711)
UBS	KOSPI 200 Index	Receive	19.80	At Maturity	12/13/2018	KRW	4,414,527	(21,802)
UBS	KOSPI 200 Index	Receive	19.95	At Maturity	12/13/2018	KRW	5,617,288	(27,992)
UBS	S&P 500 Index	Receive	16.48	At Maturity	12/21/2018	USD	13,621	(32,249)
UBS	S&P 500 Index	Receive	16.64	At Maturity	12/21/2018	USD	13,621	(33,632)
UBS	S&P 500 Index	Receive	17.00	At Maturity	12/21/2018	USD	13,621	(37,282)
UBS	S&P 500 Index	Receive	17.05	At Maturity	12/21/2018	USD	13,881	(38,529)
UBS	S&P 500 Index	Receive	17.08	At Maturity	12/21/2018	USD	13,882	(38,943)
UBS	S&P 500 Index	Receive	17.50	At Maturity	12/21/2018	USD	13,881	(43,448)
UBS	S&P/ASX 200 Index	Receive	14.38	At Maturity	12/20/2018	AUD	3,773	(7,021)
UBS	S&P/ASX 200 Index	Receive	15.55	At Maturity	12/20/2018	AUD	11,600	(30,062)
UBS	S&P/ASX 200 Index	Receive	15.65	At Maturity	12/20/2018	AUD	21,214	(56,429)
UBS	S&P/ASX 200 Index	Receive	15.69	At Maturity	12/20/2018	AUD	4,922	(13,085)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements-(continued)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date		Notional Value	Unrealized Appreciation (Depreciation)
UBS	S&P/ASX 200 Index	Receive	15.75%	At Maturity	12/19/2019	AUD	5,902	$(3,918)
UBS	S&P/ASX 200 Index	Receive	15.77	At Maturity	12/20/2018	AUD	4,922	(13,271)
UBS	S&P/ASX 200 Index	Receive	15.80	At Maturity	12/19/2019	AUD	2,969	(796)
UBS	S&P/ASX 200 Index	Receive	15.84	At Maturity	12/19/2019	AUD	8,330	(4,453)
UBS	S&P/ASX 200 Index	Receive	16.03	At Maturity	12/20/2018	AUD	6,961	(19,748)
UBS	S&P 500 Index	Pay	15.25	At Maturity	12/21/2018	USD	3,810	(2,196)
UBS	S&P 500 Index	Pay	15.35	At Maturity	12/21/2018	USD	10,698	(4,872)
Subtotal — Depreciation								(1,402,331)
Total Variance Swap Agreements—Equity Risk								$(527,345)

Open Over-The-Counter Total Return Swap Agreements(p)
Counterparty	Pay/ Receive	Reference Entity(q)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
BNP Paribas S.A.	Pay	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15%	Monthly	1,393	06/25/2019	USD	416,366	$ —	$ 462	$ 462
Macquarie Bank Ltd.	Pay	Macquarie MQCP575 Index	0.25	Monthly	23,035	02/21/2019	USD	4,110,067	—	983	983
Macquarie Bank Ltd.	Receive	Macquarie MQCP626E Index	0.29	Monthly	4,836	02/21/2019	USD	1,083,016	—	510	510
Macquarie Bank Ltd.	Receive	Macquarie MQCP252 Index	0.12	Monthly	9,784	02/21/2019	USD	1,045,901	—	11,125	11,125

Subtotal—Commodity Risk									—	13,080	13,080
Goldman Sachs International	Pay	Mexican Bolsa Index	—	Monthly	490	09/24/2018	MXN	22,780,500	—	67,610	67,610
Morgan Stanley Capital Services LLC	Receive	Morgan Stanley Systematic 5-Month Dispersion Index	—	Monthly	30,027	04/09/2019	USD	5,753,473	—	35,732	35,732

Subtotal—Equity Risk									—	103,342	103,342
Subtotal—Appreciation									—	116,422	116,422
Macquarie Bank Ltd.	Pay	Macquarie MQCP252 Index	0.12	Monthly	64,690	02/21/2019	USD	6,840,929	—	(147,933)	(147,933)
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	16,864	06/25/2019	USD	5,050,449	—	(15,415)	(15,415)
Macquarie Bank Ltd.	Receive	Macquarie MQCP575 Index	0.25	Monthly	120,686	02/21/2019	USD	21,548,353	—	(19,853)	(19,853)

Subtotal—Commodity Risk									—	(183,201)	(183,201)
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley Systematic 6-Month European Dispersion Index	0.10	Monthly	786	09/21/2018	EUR	129,518	—	(653)	(653)
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley Systematic 6-Month European Dispersion (Wednesday) Index	0.10	Monthly	777	09/21/2018	EUR	128,974	—	(636)	(636)
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley Systematic 5-Month Dispersion Index	0.10	Monthly	2,378	04/09/2019	USD	456,131	—	(2,436)	(2,436)
Morgan Stanley Capital Services LLC	Receive	Morgan Stanley Systematic 6-Month European Dispersion Index	0.10	Monthly	4,181	09/21/2018	EUR	688,944	—	(3,471)	(3,471)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Over-The-Counter Total Return Swap Agreements(p)-(continued)
Counterparty	Pay/ Receive	Reference Entity(q)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	Receive	Morgan Stanley Systematic 6-Month European Dispersion (Wednesday) Index	0.10%	Monthly	4,148	09/21/2018	EUR	688,526	$—	$(3,395)	$(3,395)
Subtotal—Equity Risk									—	(10,591)	(10,591)
Subtotal—Depreciation									—	(193,792)	(193,792)
Total Over-The-Counter Total Return Swap Agreements									$—	$(77,370)	$(77,370)

Index Information:

Morgan Stanley Systematic 5-Month Dispersion Index	—	An index comprising cash, equity securities, options on equity securities and stock market index futures.

Morgan Stanley Systematic 6-Month European Dispersion Index	—	An index comprising cash, equity securities, options on equity securities and stock market index futures.

Morgan Stanley Systematic 6-Month European Dispersion (Wednesday) Index	—	An index comprising cash, equity securities, options on equity securities and stock market index futures.

(p)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

(q)	The tables below include additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components

Reference Entity	Underlying Components	Percentage

Macquarie MQCP575 Index
	Long Futures Contracts

	Aluminum	13.76%

	Heating Oil	8.57

	High Grade Copper	19.16

	Natural Gas	19.02

	Nickel	6.75

	Unleaded Gasoline	8.73

	WTI Crude	16.18

	Zinc	7.83

	Short Futures Contracts

	Aluminum	(13.76)%

	Heating Oil	(8.57)

	High Grade Copper	(19.16)

	Natural Gas	(19.02)

	Nickel	(6.75)

	Unleaded Gasoline	(8.73)

	WTI Crude	(16.18)

	Zinc	(7.83)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Reference Entity Components-(continued)

Reference Entity	Underlying Components	Percentage

Macquarie MQCP626E Index
	Long Futures Contracts

	Aluminum	13.76%

	Heating Oil	8.57

	High Grade Copper	19.16

	Natural Gas	19.02

	Nickel	6.75

	Unleaded Gasoline	8.73

	WTI Crude	16.18

	Zinc	7.83

Macquarie MQCP252 Index
	Long Futures Contracts

	Aluminum	13.76%

	Heating Oil	8.57

	High Grade Copper	19.16

	Natural Gas	19.02

	Nickel	6.75

	Unleaded Gasoline	8.73

	WTI Crude	16.18

	Zinc	7.83

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Reference Entity
Morgan Stanley Systematic 5-Month Dispersion Index

Top 50 Underlying Reference Entity Components

Description		Percentage

Currencies
U.S. Dollars		108.69%

Long Futures Contracts
Expiration Month
SPX Index	September–2018	294.30%

Short Equity Securities
3M Co.	(0.64	) %
Abbott Laboratories	(1.58)
Adobe Systems Inc.	(0.39)
Alphabet Inc. - Class A	(5.08)
Alphabet Inc. - Class C	(5.05)
Altria Group Inc.	(0.50)
Amazon.com, Inc.	(6.45)
Amgen, Inc.	(1.48)
Apple Inc.	(7.27)
Bank of America Corp.	(1.17)
Berkshire Hathaway Inc.	(1.30)
Boeing Co.	(0.98)
Chevron Corp.	(1.51)
Citigroup Inc.	(1.08)
Coca Cola Co. (The)	(2.83)
Comcast Corp.	(1.41)
Dow Dupont Inc.	(0.92)
Exxon Mobil Corp.	(1.76)
Home Depot, Inc. (The)	(2.53)
Honeywell International Inc.	(1.60)
Johnson & Johnson	(3.27)
JPMorgan Chase & Co.	(3.01)
Mastercard Inc.	(0.88)
Medtronic PLC	(1.90)
Merck & Co., Inc.	(2.45)
Microsoft Corp.	(8.11)
Oracle Corp.	(0.62)
PepsiCo., Inc.	(2.09)
Pfizer Inc.	(4.16)
Philip Morris International Inc.	(0.77)
Procter & Gamble Co.	(2.28)
Union Pacific Corp.	(1.33)
UnitedHealth Group Inc.	(2.05)
Verizon Communications Inc.	(2.08)
Visa Inc.	(2.18)
Walmart Inc.	(0.79)
Walt Disney Co.	(2.13)
Wells Fargo & Co.	(2.04)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Top 50 Underlying Reference Entity Components-(continued)
Long Equity Securities
Description	Percentage
Intel Corp.	0.63%

Options Written
	Type of Contract	Expiration Date	Exercise Price
SPX Index	Call	12/21/2018	$2,875	(1.43	) %
SPX Index	Call	09/21/2018	2,750	(1.32)
SPX Index	Call	09/21/2018	2,775	(1.19)
SPX Index	Call	09/21/2018	2,725	(0.82)
SPX Index	Call	10/19/2018	2,800	(0.58)
SPX Index	Call	12/21/2018	3,025	(0.58)
SPX Index	Call	12/21/2018	2,825	(0.45)
SPX Index	Call	09/21/2018	2,765	(0.42)
SPX Index	Call	09/21/2018	2,700	(0.37)

Open Over-The-Counter Total Return Swap Agreements(r)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
UBS	Pay	MSCI World Energy Sector Total Return Index	3 Month LIBOR + 0.385%	Monthly	1,894	09/25/2018	$663,816	$—	$(34,602)	$(34,602)
J.P. Morgan Chase Bank, N.A.	Receive	MSCI World Energy Sector Total Return Index	3 Month LIBOR – 0.300%	Monthly	2,937	01/23/2019	1,029,460	—	53,662	53,662
UBS	Receive	MSCI World Energy Sector Total Return Index	3 Month LIBOR – 0.385%	Monthly	11,767	09/26/2018	4,125,343	—	215,037	215,037
Total Open Over-The-Counter Total Return Swap Agreements — Equity Risk								$—	$234,097	$234,097

(r) The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts
		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty		Deliver		Receive
08/03/2018	Goldman Sachs International	GBP	142,144	USD	190,000	$ 3,410
08/13/2018	Barclays Bank PLC	AUD	927,000	USD	690,342	1,607
08/13/2018	Barclays Bank PLC	CAD	1,814,650	USD	1,411,921	16,576
08/13/2018	Barclays Bank PLC	EUR	505,538	SEK	5,205,000	911
08/13/2018	Barclays Bank PLC	NZD	1,522,333	USD	1,067,373	29,807
08/13/2018	Barclays Bank PLC	USD	110,315	BRL	415,500	211
08/13/2018	Barclays Bank PLC	USD	2,053,040	MXN	39,937,999	84,628
08/13/2018	Citigroup Global Markets Inc.	USD	608,532	MXN	12,736,580	73,189
08/13/2018	Deutsche Bank Securities Inc.	AUD	88,000	USD	66,379	998
08/13/2018	Deutsche Bank Securities Inc.	CNY	909,200	USD	141,224	7,772
08/13/2018	Deutsche Bank Securities Inc.	EUR	3,910,965	SEK	41,317,000	126,581
08/13/2018	Deutsche Bank Securities Inc.	NZD	125,000	USD	87,101	1,906
08/13/2018	Deutsche Bank Securities Inc.	TWD	70,122,206	USD	2,373,484	82,401
08/13/2018	Goldman Sachs International	AUD	2,006,577	USD	1,509,889	19,057
08/13/2018	Goldman Sachs International	CNY	25,651,331	USD	4,016,619	251,535
08/13/2018	Goldman Sachs International	EUR	502,628	USD	605,297	16,958
08/13/2018	Goldman Sachs International	USD	110,183	BRL	415,500	343
08/13/2018	Goldman Sachs International	USD	325,265	MXN	6,536,920	24,621
08/13/2018	J.P. Morgan Chase Bank, N.A.	TWD	48,406,225	USD	1,615,729	34,166
08/13/2018	Morgan Stanley & Co. LLC	NZD	977,000	USD	678,079	12,192
08/13/2018	Morgan Stanley & Co. LLC	USD	40,820	MXN	810,000	2,535
08/15/2018	Goldman Sachs International	GBP	1,000,000	USD	1,342,610	29,212
08/20/2018	Deutsche Bank Securities Inc.	GBP	60,554	USD	80,000	451
08/20/2018	Goldman Sachs International	USD	19,191	ZAR	255,000	128
08/31/2018	Morgan Stanley & Co. LLC	CAD	38,866	USD	30,227	332
09/10/2018	Barclays Bank PLC	AUD	1,385,462	USD	1,035,149	5,637
09/10/2018	Barclays Bank PLC	CAD	127,600	USD	99,228	1,067
09/10/2018	Barclays Bank PLC	USD	2,922,855	MXN	58,642,999	201,209
09/10/2018	Deutsche Bank Securities Inc.	CNY	33,911,862	USD	5,261,814	282,670
09/10/2018	Deutsche Bank Securities Inc.	NZD	1,293,000	USD	901,314	20,123
09/10/2018	Goldman Sachs International	CAD	2,796,850	USD	2,161,123	9,531
09/10/2018	Goldman Sachs International	EUR	4,015,159	SEK	41,317,000	4,769
09/10/2018	Goldman Sachs International	KRW	9,061,213,862	USD	8,425,823	279,068
09/10/2018	Goldman Sachs International	USD	2,241,238	BRL	8,460,000	2,087
09/10/2018	Goldman Sachs International	USD	894,612	MXN	18,579,500	95,166
09/10/2018	J.P. Morgan Chase Bank, N.A.	USD	65,668	MXN	1,376,000	7,636
09/10/2018	Morgan Stanley & Co. LLC	NZD	977,000	USD	677,721	11,887
09/10/2018	Morgan Stanley & Co. LLC	USD	30,720	BRL	121,000	1,365
09/10/2018	Standard Chartered Bank PLC	TWD	118,528,431	USD	3,952,261	73,892
09/10/2018	Standard Chartered Bank PLC	USD	655,639	INR	45,297,700	2,269
09/10/2018	State Street Bank & Trust Co.	SEK	5,209,000	EUR	508,001	1,503
09/14/2018	Goldman Sachs International	USD	78,197	MXN	1,500,000	1,664
09/14/2018	State Street Bank & Trust Co.	DKK	3,435,671	USD	542,031	989
09/14/2018	State Street Bank & Trust Co.	EUR	10,566,656	USD	12,419,033	20,288
09/14/2018	State Street Bank & Trust Co.	GBP	14,350,046	USD	18,881,945	10,085
09/14/2018	State Street Bank & Trust Co.	JPY	67,725,161	USD	611,853	4,294
09/14/2018	State Street Bank & Trust Co.	USD	53,491	AUD	72,000	12
09/14/2018	State Street Bank & Trust Co.	USD	56,485	CAD	74,000	446
09/14/2018	State Street Bank & Trust Co.	USD	263,835	CHF	261,000	794
09/14/2018	State Street Bank & Trust Co.	USD	613,291	HKD	4,809,000	32
09/14/2018	State Street Bank & Trust Co.	USD	338	IDR	4,979,000	6
09/14/2018	State Street Bank & Trust Co.	USD	424,578	KRW	477,904,761	5,132
09/14/2018	State Street Bank & Trust Co.	USD	18,791	MXN	353,000	3
09/14/2018	State Street Bank & Trust Co.	USD	153,729	NOK	1,254,000	329
09/14/2018	State Street Bank & Trust Co.	USD	17,633	SGD	24,000	11
09/19/2018	Goldman Sachs International	GBP	2,473,000	USD	3,267,224	14,292
10/11/2018	Goldman Sachs International	BRL	758,000	USD	202,501	2,088

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts – (continued)
		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty		Deliver		Receive
10/12/2018	Barclays Bank PLC	CLP	893,849,971	USD	1,435,723	$ 30,905
10/12/2018	Barclays Bank PLC	JPY	82,925,000	USD	750,670	5,298
10/12/2018	Barclays Bank PLC	USD	342,797	CAD	448,300	2,265
10/12/2018	Barclays Bank PLC	USD	413,199	KRW	462,948,000	3,395
10/12/2018	Citigroup Global Markets Inc.	CLP	788,171,396	USD	1,300,807	62,079
10/12/2018	Citigroup Global Markets Inc.	USD	57,003	CLP	37,300,000	1,619
10/12/2018	Deutsche Bank Securities Inc.	CLP	464,332,313	USD	742,132	12,365
10/12/2018	Deutsche Bank Securities Inc.	CNY	9,481,800	USD	1,419,367	28,643
10/12/2018	Deutsche Bank Securities Inc.	EUR	3,297,846	SEK	34,047,000	16,835
10/12/2018	Goldman Sachs International	JPY	70,341,847	CHF	627,600	5,671
10/12/2018	Goldman Sachs International	USD	3,634,983	INR	253,016,607	25,732
10/12/2018	J.P. Morgan Chase Bank, N.A.	CLP	1,287,045,299	USD	2,053,488	30,706
10/12/2018	J.P. Morgan Chase Bank, N.A.	USD	327,658	AUD	441,000	82
10/12/2018	J.P. Morgan Chase Bank, N.A.	USD	446,861	EUR	380,024	0
10/12/2018	Standard Chartered Bank PLC	TWD	70,122,206	USD	2,305,893	6,321
10/19/2018	Goldman Sachs International	USD	526,764	GBP	400,000	98
11/09/2018	Deutsche Bank Securities Inc.	AUD	2,721,834	USD	2,160,517	137,263
Subtotal - Appreciation						2,251,148
08/13/2018	Barclays Bank PLC	USD	1,768,952	CLP	1,098,731,293	(42,735)
08/13/2018	Deutsche Bank Securities Inc.	EUR	211,330	USD	246,593	(775)
08/13/2018	Goldman Sachs International	CHF	2,959,467	JPY	323,884,068	(93,091)
08/13/2018	J.P. Morgan Chase Bank, N.A.	USD	5,101,586	INR	345,976,207	(61,135)
08/13/2018	Morgan Stanley & Co. LLC	USD	227,288	TWD	6,742,503	(6,992)
08/13/2018	Standard Chartered Bank PLC	USD	345,486	INR	23,546,600	(2,441)
08/13/2018	Standard Chartered Bank PLC	USD	240,217	KRW	257,344,000	(9,628)
08/15/2018	Goldman Sachs International	EUR	70,000	GBP	61,466	(1,220)
08/15/2018	Goldman Sachs International	EUR	240,000	USD	280,722	(249)
08/20/2018	Deutsche Bank Securities Inc.	EUR	51,586	USD	60,000	(417)
08/20/2018	Goldman Sachs International	USD	335,032	EUR	282,000	(4,758)
08/20/2018	Goldman Sachs International	USD	154,960	GBP	115,000	(3,885)
08/22/2018	Goldman Sachs International	EUR	58,700	GBP	51,670	(875)
08/22/2018	Goldman Sachs International	EUR	221,000	USD	256,610	(2,264)
08/22/2018	Goldman Sachs International	USD	134,584	GBP	102,000	(574)
08/31/2018	Goldman Sachs International	EUR	200,000	USD	232,422	(2,020)
09/07/2018	Goldman Sachs International	USD	93,897	EUR	80,000	(73)
09/07/2018	Goldman Sachs International	USD	200,000	GBP	151,896	(298)
09/07/2018	Goldman Sachs International	ZAR	1,180,000	USD	87,682	(1,503)
09/10/2018	Citigroup Global Markets Inc.	MXN	6,951,000	USD	359,216	(11,082)
09/10/2018	Deutsche Bank Securities Inc.	USD	151,606	CLP	95,367,687	(1,722)
09/10/2018	Goldman Sachs International	CHF	2,441,367	JPY	268,890,940	(62,902)
09/10/2018	Goldman Sachs International	EUR	1,752,912	USD	2,054,129	(2,123)
09/10/2018	Goldman Sachs International	MXN	3,236,000	USD	166,607	(5,784)
09/10/2018	Goldman Sachs International	USD	2,374,177	INR	162,431,707	(15,006)
09/10/2018	Goldman Sachs International	USD	8,404,956	JPY	909,231,312	(250,456)
09/10/2018	J.P. Morgan Chase Bank, N.A.	AUD	119,000	USD	87,929	(498)
09/10/2018	J.P. Morgan Chase Bank, N.A.	KRW	89,332,000	USD	80,039	(277)
09/14/2018	Goldman Sachs International	EUR	258,000	GBP	229,301	(1,177)
09/14/2018	Goldman Sachs International	EUR	1,073,000	USD	1,249,863	(9,178)
09/14/2018	Goldman Sachs International	GBP	1,225,000	USD	1,595,943	(15,064)
09/14/2018	Goldman Sachs International	MXN	3,000,000	USD	155,774	(3,948)
09/14/2018	State Street Bank & Trust Co.	AUD	561,646	USD	416,153	(1,198)
09/14/2018	State Street Bank & Trust Co.	BRL	798,000	USD	209,752	(1,773)
09/14/2018	State Street Bank & Trust Co.	CAD	521,000	USD	396,552	(4,273)
09/14/2018	State Street Bank & Trust Co.	CHF	2,258,913	USD	2,284,848	(5,467)
09/14/2018	State Street Bank & Trust Co.	CNY	2,261,811	USD	331,889	(156)
09/14/2018	State Street Bank & Trust Co.	HKD	22,137,732	USD	2,823,183	(185)
09/14/2018	State Street Bank & Trust Co.	HUF	2,287,000	USD	8,232	(136)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts – (continued)
		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty		Deliver		Receive
09/14/2018	State Street Bank & Trust Co.	IDR	1,098,542,000	USD	74,553	$ (1,409)
09/14/2018	State Street Bank & Trust Co.	INR	26,125,000	USD	376,035	(3,226)
09/14/2018	State Street Bank & Trust Co.	KRW	2,031,844,643	USD	1,802,960	(23,984)
09/14/2018	State Street Bank & Trust Co.	MXN	1,993,000	USD	105,105	(1,003)
09/14/2018	State Street Bank & Trust Co.	NOK	7,622,071	USD	934,894	(1,505)
09/14/2018	State Street Bank & Trust Co.	SEK	6,786,647	USD	771,944	(2,716)
09/14/2018	State Street Bank & Trust Co.	SGD	331,518	USD	243,365	(351)
09/14/2018	State Street Bank & Trust Co.	TWD	17,241,602	USD	563,473	(831)
09/14/2018	State Street Bank & Trust Co.	USD	11,299	BRL	42,000	(166)
09/14/2018	State Street Bank & Trust Co.	USD	65,384	DKK	415,000	(31)
09/14/2018	State Street Bank & Trust Co.	USD	1,667,048	EUR	1,420,000	(843)
09/14/2018	State Street Bank & Trust Co.	USD	3,217,131	GBP	2,445,000	(1,692)
09/14/2018	State Street Bank & Trust Co.	USD	141,744	JPY	15,714,000	(774)
09/14/2018	State Street Bank & Trust Co.	USD	145,023	SEK	1,269,000	(173)
09/14/2018	State Street Bank & Trust Co.	USD	27,734	TWD	846,000	(45)
09/14/2018	State Street Bank & Trust Co.	ZAR	772,000	USD	57,622	(677)
09/19/2018	Goldman Sachs International	EUR	1,100,000	USD	1,287,198	(3,985)
10/11/2018	Standard Chartered Bank PLC	BRL	168,000	USD	42,489	(1,930)
10/12/2018	Barclays Bank PLC	NZD	195,000	USD	130,955	(1,947)
10/12/2018	Barclays Bank PLC	USD	144,845	CLP	86,900,000	(8,269)
10/12/2018	Deutsche Bank Securities Inc.	CAD	587,400	USD	447,374	(4,755)
10/12/2018	Deutsche Bank Securities Inc.	USD	6,389,382	CLP	3,875,400,000	(298,618)
10/12/2018	Goldman Sachs International	AUD	458,461	USD	335,894	(4,823)
10/12/2018	Goldman Sachs International	CHF	2,594,567	JPY	290,216,589	(28,697)
10/12/2018	Goldman Sachs International	MXN	9,159,000	USD	461,814	(23,553)
10/12/2018	Goldman Sachs International	SEK	7,688,000	EUR	747,583	(378)
10/12/2018	J.P. Morgan Chase Bank, N.A.	EUR	1,186,060	USD	1,386,397	(8,261)
10/12/2018	J.P. Morgan Chase Bank, N.A.	MXN	7,769,000	USD	409,609	(2,097)
10/12/2018	J.P. Morgan Chase Bank, N.A.	NZD	1,391,667	USD	932,466	(16,020)
10/12/2018	J.P. Morgan Chase Bank, N.A.	USD	1,478,501	CLP	940,400,000	(524)
10/12/2018	J.P. Morgan Chase Bank, N.A.	USD	327,190	NZD	480,000	(48)
10/12/2018	Morgan Stanley & Co. LLC	INR	54,523,300	USD	785,220	(3,639)
10/12/2018	Morgan Stanley & Co. LLC	USD	396,160	CNY	2,684,500	(2,416)
10/12/2018	Standard Chartered Bank PLC	INR	5,537,500	USD	79,768	(350)
10/12/2018	Standard Chartered Bank PLC	USD	515,956	TWD	15,673,197	(1,973)
11/09/2018	Barclays Bank PLC	USD	350,529	AUD	465,884	(4,218)
11/09/2018	Citigroup Global Markets Inc.	USD	384,111	AUD	507,392	(6,945)
11/09/2018	J.P. Morgan Chase Bank, N.A.	USD	582,050	AUD	774,057	(6,661)
Subtotal - Depreciation						(1,096,871)
Total Forward Foreign Currency Contracts - Currency Risk						$ 1,154,277

Investment Abbreviations:
AUD	—	Australian Dollar	INR	—	Indian Rupee
BBSW	—	Bank Bill Swap Rate	JPY	—	Japanese Yen
BRL	—	Brazilian Real	KRW	—	South Korean Won
CAD	—	Canadian Dollar	LIBOR	—	London Interbank Offered Rate
CDOR	—	Canadian Dealer Offered Rate	MXN	—	Mexican New Peso
CHF	—	Swiss Franc	NOK	—	Norwegian Krone
CLP	—	Chilean Peso	NSA	—	Non-Seasonally Adjusted
CNY	—	Chinese Yuan	NZD	—	New Zealand Dollar
CPI	—	Consumer Price Index	RPI	—	Retail Price Index
DKK	—	Danish Krone	SEK	—	Swedish Krona
EUR	—	Euro	SGD	—	Singapore Dollar
GBP	—	British Pound Sterling	STIBOR	—	Stockholm Interbank Offered Rate
HICP	—	Harmonised Index of Consumer Prices	TIIE	—	Interbank Equilibrium Interest Rate
HKD	—	Hong Kong Dollar	TWD	—	New Taiwan Dollar
HUF	—	Hungarian Forint	USD	—	U.S. Dollar
IDR	—	Indonesian Rupiah	ZAR	—	South African Rand

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Global Targeted Returns Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Global Targeted Returns Fund (the “Fund”) will seek to gain exposure to the commodity market primarily through investments in the Invesco Cayman Commodity Fund VII Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer

Invesco Global Targeted Returns Fund

A.	Security Valuations – (continued)

specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

E.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

Invesco Global Targeted Returns Fund

F.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

G.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

H.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

I.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets,

Invesco Global Targeted Returns Fund

I.	Swap Agreements – (continued)

and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to

Invesco Global Targeted Returns Fund

I.	Swap Agreements – (continued)

decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of July 31, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

J.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Invesco Global Targeted Returns Fund

K.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

M.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended July 31, 2018, there were transfers from Level 1 to Level 2 of $7,876,444 and from Level 2 to Level 1 of $4,671,703, due to foreign fair value adjustments.

Invesco Global Targeted Returns Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$24,536,896	$13,402,972	$—	$37,939,868
Non-U.S. Dollar Denominated Bonds & Notes	—	15,901,326	—	15,901,326
U.S. Dollar Denominated Bonds & Notes	—	12,383,615	—	12,383,615
U.S. Treasury Inflation - Indexed Notes	—	180,524	—	180,524
Preferred Stocks	38,070	9,850	—	47,920
Money Market Funds	40,951,700	—	—	40,951,700
Options Purchased	—	8,117,759	—	8,117,759
Total Investments in Securities	65,526,666	49,996,046	—	115,522,712
Other Investments – Assets*
Forward Foreign Currency Contracts	—	2,251,148	—	2,251,148
Futures Contracts	558,001	—	—	558,001
Swap Agreements	—	4,740,615	—	4,740,615
	558,001	6,991,763	—	7,549,764
Other Investments – Liabilities*
Forward Foreign Currency Contracts	—	(1,096,871)	—	(1,096,871)
Futures Contracts	(603,544)	—	—	(603,544)
Options Written	—	(5,597,849)	—	(5,597,849)
Swap Agreements	—	(5,551,196)	—	(5,551,196)
	(603,544)	(12,245,916)	—	(12,849,460)
Total Other Investments	(45,543)	(5,254,153)	—	(5,299,696)
Total Investments	$65,481,123	$44,741,893	$—	$110,223,016
*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2018:

Derivative Assets	Value
	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts—Exchange-Traded	$—	$—	$—	$548,762	$9,239	$558,001
Unrealized appreciation on swap agreements—Centrally Cleared	—	70,408	—	—	2,774,454	2,844,862
Unrealized appreciation on swap agreements—OTC	13,080	—	—	1,247,027	635,646	1,895,753
Options purchased, at value—OTC(a)	—	—	687,504	5,082,177	2,348,078	8,117,759
Unrealized appreciation on forward foreign currency contracts outstanding	—	—	2,251,148	—	—	2,251,148
Total Derivative Assets	13,080	70,408	2,938,652	6,877,966	5,767,417	15,667,523
Derivatives not subject to master netting agreements	—	(70,408)	—	(548,762)	(2,783,693)	(3,402,863)
Total Derivative Assets subject to master netting agreements	$13,080	$—	$2,938,652	$6,329,204	$2,983,724	$12,264,660

Invesco Global Targeted Returns Fund

Derivative Liabilities	Value
	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts—Exchange-Traded	$—	$—	$—	$(585,480)	$(18,064)	$(603,544)
Unrealized depreciation on swap agreements—Centrally Cleared	—	(40,140)	—	—	(3,114,910)	(3,155,050)
Unrealized depreciation on swap agreements—OTC	(183,201)	—	—	(1,447,524)	(765,421)	(2,396,146)
Options written, at value—OTC	—	—	(102,858)	(5,494,991)	—	(5,597,849)
Unrealized depreciation on forward foreign currency contracts outstanding	—	—	(1,096,871)	—	—	(1,096,871)
Total Derivative Liabilities	(183,201)	(40,140)	(1,199,729)	(7,527,995)	(3,898,395)	(12,849,460)
Derivatives not subject to master netting agreements	—	40,140	—	585,480	3,132,974	3,758,594
Total Derivative Liabilities subject to master netting agreements	$(183,201)	$—	$(1,199,729)	$(6,942,515)	$(765,421)	$(9,090,866)
(a)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

Effect of Derivative Investments for the nine months ended July 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$—	$(1,594,553)	$—	$—	$(1,594,553)
Futures contracts	—	—	—	(2,608,115)	(26,106)	(2,634,221)
Options purchased(a)	—	—	(3,138,025)	(10,211,268)	—	(13,349,293)
Options written	—	—	1,280,192	7,015,977	—	8,296,169
Swap agreements	(596,670)	197,870	—	(443,040)	(599,436)	(1,441,276)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	—	1,907,047	—	—	1,907,047
Futures contracts	—	—	—	1,542,812	250,721	1,793,533
Options purchased(a)	—	—	2,315,039	3,503,996	(182,006)	5,637,029
Options written	—	—	(290,658)	252,149	—	(38,509)
Swap agreements	(147,882)	404,424	—	303,237	(409,699)	150,080
Total	$(744,552)	$602,294	$479,042	$(644,252)	$(966,526)	$(1,273,994)
(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Index Options Written	Foreign Currency Options	Swaptions(a)	Swap Agreements
Average notional value	$304,757,393	$80,107,107	$157,131,825	$66,959,125	$95,326,432	$26,163,666	$745,021,154
Average contracts	—	—	5,028	1,708	—	—	—
(a)	Summarizes the two month average notional value of swaptions contracts outstanding during the period.

Invesco Global Targeted Returns Fund

Invesco Greater China Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	CHI-QTR-1 09/18	Invesco Advisers, Inc.

Schedule of Investments(a)

July 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–99.06%(b)

Apparel Retail–1.91%

Pou Sheng International (Holdings) Ltd. (Hong Kong)	9,261,000	$ 1,828,826

Auto Parts & Equipment–4.99%

Hu Lane Associate Inc. (Taiwan)	257,000	1,124,910
HUAYU Automotive Systems Co. Ltd. -Class A	630,104	2,156,321
Minth Group Ltd.	396,000	1,496,765
		4,777,996

Automobile Manufacturers–0.41%

Jiangling Motors Corp. Ltd.-Class B	311,100	388,427

Commodity Chemicals–4.68%

Formosa Chemicals & Fibre Corp. (Taiwan)	532,000	2,098,721
Formosa Plastics Corp. (Taiwan)	646,000	2,378,248
		4,476,969

Construction Materials–1.08%

Asia Cement China Holdings Corp.	1,343,500	1,033,850

Diversified Banks–0.44%

BOC Hong Kong (Holdings) Ltd.	86,500	418,777

Electrical Components & Equipment–5.10%

Voltronic Power Technology Corp. (Taiwan)	59,150	1,032,274
Zhuzhou CRRC Times Electric Co., Ltd. -Class H	642,600	3,851,973
		4,884,247

Electronic Components–4.53%

Chin-Poon Industrial Co., Ltd. (Taiwan)	647,000	804,153
Largan Precision Co., Ltd. (Taiwan)	21,000	3,532,698
		4,336,851

Electronic Equipment & Instruments–0.58%

Flytech Technology Co., Ltd. (Taiwan)	220,000	556,216

Electronic Manufacturing Services–4.34%

FIH Mobile Ltd. (c)	877,000	133,284
Hon Hai Precision Industry Co., Ltd. (Taiwan)	1,465,000	4,025,606
		4,158,890

Food Retail–3.17%

President Chain Store Corp. (Taiwan)	276,000	3,033,710

Footwear–1.05%

Stella International Holdings Ltd. (Hong Kong)	886,000	1,005,760

	Shares	Value

Gas Utilities–3.25%

ENN Energy Holdings Ltd.	102,000	$ 1,037,667
Towngas China Co. Ltd.	2,082,000	2,068,989
		3,106,656

Health Care Distributors–2.04%

Sinopharm Group Co. Ltd.-Class H	462,400	1,955,865

Health Care Equipment–1.78%

Microport Scientific Corp.	1,476,000	1,701,837

Health Care Supplies–2.64%

Shandong Weigao Group Medical Polymer Co. Ltd.-Class H	3,308,000	2,528,714

Home Entertainment Software–0.80%

Changyou.com Ltd.-ADR	56,500	770,660

Hotels, Resorts & Cruise Lines–1.87%

China International Travel Service Corp. Ltd. -Class A	90,100	929,580
Shanghai Jinjiang International Hotels Development Co., Ltd.-Class B	381,578	863,177
		1,792,757

Household Appliances–0.39%

Hangzhou Robam Appliances Co. Ltd. -Class A	89,490	377,993

Hypermarkets & Super Centers–3.05%

Sun Art Retail Group Ltd. (Hong Kong)	2,288,500	2,915,640

Industrial Machinery–1.14%

CIMC Enric Holdings Ltd.	1,190,000	1,087,322

Internet Software & Services–19.14%

Alibaba Group Holding Ltd. -ADR(c)	47,036	8,806,550
Autohome Inc.-ADR	11,200	1,083,600
PChome Online Inc. (Taiwan)(c)	268,305	1,196,303
Tencent Holdings Ltd.	89,800	4,082,630
YY Inc.-ADR(c)	33,800	3,151,174
		18,320,257

Leisure Products–1.50%

Goodbaby International Holdings Ltd.	2,750,000	1,439,983

Marine Ports & Services–1.19%

Qingdao Port International Co., Ltd. -Class H (c)(d)	1,562,000	1,138,308

Packaged Foods & Meats–2.01%

Qinqin Foodstuffs Group (Cayman) Co. Ltd. (c)	55,600	16,222

See accompanying notes which are an integral part of this schedule.

Invesco Greater China Fund

	Shares	Value

Packaged Foods & Meats–(continued)

Uni-President China Holdings Ltd.	1,654,000	$ 1,911,286
		1,927,508

Personal Products–2.69%

Hengan International Group Co. Ltd.	289,500	2,576,309

Pharmaceuticals–0.23%

Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd.-Class H	477,000	219,386

Research & Consulting Services–2.04%

Centre Testing International Group Co., Ltd. -Class A	2,244,795	1,951,473

Restaurants–2.74%

Ajisen (China) Holdings Ltd. (Hong Kong)	3,195,000	1,318,860
Cafe de Coral Holdings Ltd. (Hong Kong)	332,000	838,384
Xiabuxiabu Catering Management China Holdings Co. Ltd. (d)	217,000	468,334
		2,625,578

Semiconductor Equipment–2.26%

ASM Pacific Technology Ltd. (Hong Kong)	179,500	2,159,978

Semiconductors–6.27%

MediaTek Inc. (Taiwan)	207,000	1,721,216
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	536,000	4,279,531
		6,000,747

	Shares	Value

Steel–4.83%

Angang Steel Co. Ltd.-Class H	1,696,000	$ 1,797,762
Baoshan Iron & Steel Co., Ltd.-Class A	2,208,209	2,826,099
		4,623,861

Technology Hardware, Storage & Peripherals–1.99%

Asustek Computer Inc. (Taiwan)	221,000	1,905,554

Wireless Telecommunication Services–2.93%

China Mobile Ltd.	250,500	2,265,530
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	521,500	539,502
		2,805,032
Total Common Stocks & Other Equity Interests (Cost $86,589,680)		94,831,937

Money Market Funds–0.40%

Invesco Government & Agency Portfolio –Institutional Class, 1.82% (e)	133,312	133,312
Invesco Liquid Assets Portfolio –Institutional Class, 2.06% (e)	96,930	96,959
Invesco Treasury Portfolio –Institutional Class, 1.79% (e)	152,356	152,356
Total Money Market Funds (Cost $382,627)		382,627
TOTAL INVESTMENTS IN SECURITIES–99.46% (Cost $86,972,307)		95,214,564
OTHER ASSETS LESS LIABILITIES–0.54%		518,725
NET ASSETS–100.00%		$ 95,733,289

Investment Abbreviations:

ADR   —American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.

(c)	Non-income producing security.

(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2018 was $1,606,642, which represented 1.68% of the Fund’s Net Assets.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Greater China Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Greater China Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Greater China Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.

Other Risks - Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

During the nine months ended July 31, 2018, there were transfers from Level 1 to Level 2 of $12,209,217 and from Level 2 to Level 1 of $13,432,051, due to foreign fair value adjustments.

Invesco Greater China Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$58,382,229	$36,449,708	$—	$94,831,937
Money Market Funds	382,627	—	—	382,627
Total Investments	$58,764,856	$36,449,708	$—	$95,214,564

Invesco Greater China Fund

Invesco Long/Short Equity Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	LSE-QTR-1 09/18	Invesco Advisers, Inc.

Schedule of Investments(a)

July 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–94.64%

Advertising–1.39%

Interpublic Group of Cos., Inc. (The)	51,300	$1,156,815

Aerospace & Defense–0.30%

Textron Inc.	3,650	249,186

Airlines–1.50%

United Continental Holdings Inc. (b)	15,500	1,246,200

Apparel Retail–1.54%

Foot Locker, Inc.	26,300	1,283,703

Apparel, Accessories & Luxury Goods–4.73%

lululemon athletica inc. (b)	3,300	395,835
Michael Kors Holdings Ltd. (b)	19,550	1,304,571
Ralph Lauren Corp.	12,150	1,640,007
VF Corp.	6,500	598,455
		3,938,868

Application Software–2.91%

ANSYS, Inc. (b)	6,650	1,123,052
Citrix Systems, Inc. (b)	11,800	1,297,646
		2,420,698

Asset Management & Custody Banks–0.60%

T. Rowe Price Group Inc.	4,200	500,136

Auto Parts & Equipment–0.29%

Lear Corp.	1,350	243,176

Biotechnology–3.80%

United Therapeutics Corp. (b)	12,150	1,493,357
Vertex Pharmaceuticals Inc. (b)	9,550	1,671,727
		3,165,084

Cable & Satellite–0.47%

Liberty Global PLC -Class C (United Kingdom) (b)	14,300	388,102

Commodity Chemicals–1.53%

Westlake Chemical Corp.	11,850	1,270,557

Communications Equipment–3.59%

F5 Networks, Inc. (b)	9,250	1,585,265
Motorola Solutions, Inc.	11,600	1,407,080
		2,992,345

Construction Machinery & Heavy Trucks–1.93%

Allison Transmission Holdings, Inc.	34,200	1,607,400

Consumer Finance–3.13%

Ally Financial Inc.	51,350	1,374,126

Santander Consumer USA Holdings Inc.	64,150	1,234,246
		2,608,372

Copper–0.09%

Freeport-McMoRan Inc.	4,700	77,550

Data Processing & Outsourced Services–2.19%

Broadridge Financial Solutions, Inc.	10,600	1,197,588

Total System Services, Inc.	6,800	622,472
		1,820,060

	Shares	Value

Department Stores–3.87%

Kohl’s Corp.	22,050	$1,628,833
Macy’s, Inc.	40,050	1,591,187
		3,220,020

Diversified Chemicals–3.13%

Eastman Chemical Co.	12,150	1,258,983
Huntsman Corp.	40,200	1,347,906
		2,606,889

Diversified Metals & Mining–1.73%

Teck Resources Ltd. -Class B (Canada)	55,450	1,443,363

Diversified Support Services–1.69%

KAR Auction Services, Inc.	23,600	1,403,020

Electric Utilities–1.50%

Entergy Corp.	15,370	1,249,274

Electrical Components & Equipment–1.47%

AMETEK, Inc.	15,700	1,221,460

Electronic Equipment & Instruments–0.44%

FLIR Systems, Inc.	6,250	366,250

Fertilizers & Agricultural Chemicals–1.62%

CF Industries Holdings, Inc.	30,300	1,345,926

Food Distributors–1.43%

US Foods Holding Corp. (b)	35,100	1,186,731

Gold–0.23%

Newmont Mining Corp.	5,150	188,902

Health Care Equipment–2.36%

ABIOMED, Inc. (b)	3,360	1,191,221
Varian Medical Systems, Inc. (b)	6,700	773,515
		1,964,736

Health Care Services–1.04%

Laboratory Corp. of America Holdings (b)	4,950	867,933

Homebuilding–1.41%

PulteGroup Inc.	41,300	1,176,637

Hotel & Resort REITs–1.49%

Host Hotels & Resorts Inc.	59,100	1,237,554

Hotels, Resorts & Cruise Lines–1.48%

Hyatt Hotels Corp. -Class A	15,700	1,228,211

Human Resource & Employment Services–1.80%

Robert Half International, Inc.	19,750	1,496,260

Independent Power Producers & Energy Traders–1.88%

NRG Energy, Inc.	49,300	1,561,331

Internet & Direct Marketing Retail–0.52%

TripAdvisor, Inc. (b)	7,500	434,925

Internet Software & Services–4.11%

Akamai Technologies, Inc. (b)	13,050	982,143
IAC/InterActiveCorp. (b)	5,700	839,325
VeriSign, Inc. (b)	11,000	1,597,530
		3,418,998

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value

Managed Health Care–2.07%

WellCare Health Plans Inc. (b)	6,450	$1,724,859

Multi-Utilities–1.50%

Public Service Enterprise Group Inc.	24,200	1,247,752

Office REITs–1.57%

SL Green Realty Corp.	12,650	1,304,341

Oil & Gas Equipment & Services–0.16%

Apergy Corp. (b)	3,200	131,200

Oil & Gas Exploration & Production–4.93%

ConocoPhillips	11,650	840,780
Marathon Oil Corp.	78,850	1,665,312
Murphy Oil Corp.	48,050	1,598,143
		4,104,235

Oil & Gas Refining & Marketing–2.00%

HollyFrontier Corp.	22,350	1,666,863

Oil & Gas Storage & Transportation–1.55%

Plains GP Holdings L.P. -Class A (b)	53,050	1,288,584

Packaged Foods & Meats–0.13%

Kellogg Co.	1,150	81,685
Tyson Foods, Inc. -Class A	500	28,825
		110,510

Pharmaceuticals–1.26%

Perrigo Co. PLC	13,050	1,050,786

Property & Casualty Insurance–1.30%

Fidelity National Financial, Inc.	26,650	1,079,325

Real Estate Services–1.66%

Jones Lang LaSalle Inc.	8,100	1,385,181

Regional Banks–5.13%

Citizens Financial Group, Inc.	34,950	1,390,311
Comerica Inc.	12,900	1,250,526
Commerce Bancshares, Inc.	6,350	424,180
SVB Financial Group (b)	3,920	1,206,890
		4,271,907

	Shares	Value

Residential REITs–1.94%

Equity LifeStyle Properties, Inc.	14,000	$1,273,860
Sun Communities, Inc.	3,550	344,208
		1,618,068

Retail REITs–0.87%

National Retail Properties, Inc.	16,150	720,452

Specialized Consumer Services–0.46%

H&R Block, Inc.	15,349	386,181

Specialized REITs–1.82%

Extra Space Storage Inc.	15,150	1,423,645

Weyerhaeuser Co.	2,750	93,995
		1,517,640

Systems Software–0.50%

Fortinet Inc. (b)	6,550	412,061

Technology Hardware, Storage & Peripherals–2.21%

HP Inc.	66,900	1,544,052
Seagate Technology PLC	2,400	126,288
Xerox Corp.	6,650	172,700
		1,843,040

Trading Companies & Distributors–0.39%

HD Supply Holdings Inc. (b)	7,450	327,651
Total Common Stocks & Other Equity Interests (Cost $66,491,890)		78,777,308

Money Market Funds–7.00%

Invesco Government & Agency Portfolio –Institutional Class, 1.82% (c)	2,040,129	2,040,129
Invesco Liquid Assets Portfolio – Institutional Class, 2.06% (c)	1,456,935	1,457,372
Invesco Treasury Portfolio – Institutional Class, 1.79% (c)	2,331,576	2,331,576
Total Money Market Funds (Cost $5,828,657)		5,829,077
TOTAL INVESTMENTS IN SECURITIES–101.64% (Cost $72,320,547)		84,606,385
OTHER ASSETS LESS LIABILITIES–(1.64)%		(1,363,072)
NET ASSETS–100.00%		$83,243,313

Investment Abbreviations:

REIT        —Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

Open Over-The-Counter Total Return Swap Agreements

Reference Entity	Counterparty	Maturity Dates	Floating Rate Index(1)	Payment Frequency	Notional Amount	Upfront Payments Paid (Received)	Value		Unrealized Appreciation		Net Value of Reference Entities
Equity Securities - Long	Morgan Stanley & Co. LLC	12/23/2019	Federal Funds floating rate	Monthly	$82,541,355	$—	$451,071	(2)	$451,071	(2)	$82,949,683
Equity Securities - Short	Morgan Stanley & Co. LLC	12/23/2019	Federal Funds floating rate	Monthly	(84,169,149)	—	1,327,282	(3)	1,327,282	(3)	(82,801,893)
Total Return Swap Agreements – Equity Risk						$—	$1,778,353		$1,778,353		$147,790
(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $42,743 of dividends receivable and financing fees related to the reference entities.
(3)	Amount includes $(39,974) of dividends payable and financing fees related to the reference entities.

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC as of July 31, 2018.

	Shares	Value	Percentage of Reference Entities

Equity Securities - Long

Aerospace & Defense

Boeing Co. (The)	3,560	$1,268,428	1.52
Spirit AeroSystems Holdings, Inc. -Class A	1,650	153,863	0.18
Textron, Inc.	14,900	1,017,223	1.20
		2,439,514

Apparel, Accessories & Luxury Goods

VF Corp.	7,000	644,490	0.78

Application Software

Adobe Systems, Inc.	4,850	1,186,698	1.46
Intuit Inc.	6,100	1,245,864	1.61
		2,432,562

Asset Management & Custody Banks

T Rowe Price Group, Inc.	550	65,494	0.08

Auto Parts & Equipment

Lear Corp.	4,300	774,559	0.94
Magna International, Inc. (Canada)	21,650	1,315,887	1.54
		2,090,446

Biotechnology

AbbVie, Inc.	13,800	1,272,774	1.49
Alexion Pharmaceuticals, Inc.	10,450	1,389,432	1.70
Amgen, Inc.	7,150	1,405,332	1.64
Biogen, Inc.	4,640	1,551,477	2.01
Gilead Sciences, Inc.	18,650	1,451,529	1.75
		7,070,544

Cable & Satellite

Liberty Global PLC (United Kingdom) -Class C	30,950	839,983	1.02

Casinos & Gaming

Las Vegas Sands Corp.	16,900	1,215,110	1.51

Commodity Chemicals

LyondellBasell Industries N.V. -Class A	11,150	1,235,309	1.45

Communications Equipment

Cisco Systems, Inc.	29,050	1,228,524	1.48

Consumer Finance

Capital One Financial Corp.	13,150	1,240,308	1.50

Copper

Freeport-McMoRan, Inc.	81,800	1,349,700	1.57

Data Processing & Outsourced Services

Mastercard Inc. -Class A	7,000	1,386,000	1.76
Total System Services, Inc.	7,550	691,127	0.84
		2,077,127

Department Stores

Macy’s Inc.	1,850	73,501	0.09

	Shares	Value	Percentage of Reference Entities

Diversified Banks

Bank of Montreal (Canada)	14,050	$1,113,884	1.35
Canadian Imperial Bank of Commerce (Canada)	13,350	1,217,920	1.43
Toronto-Dominion Bank (The) (Canada)	21,950	1,299,001	1.54
		3,630,805

Electric Utilities

Entergy Corp.	180	14,630	0.02
Exelon Corp.	31,550	1,340,875	1.59
FirstEnergy Corp.	35,650	1,263,079	1.50
Fortis, Inc. (Canada)	2,550	83,564	0.10
		2,702,148

Food Retail

Kroger Co. (The)	42,450	1,231,050	1.45

General Merchandise Stores

Target Corp.	20,000	1,613,600	1.91

Gold

Newmont Mining Corp.	28,600	1,049,048	1.27

Health Care Facilities

HCA Healthcare, Inc.	12,550	1,559,086	1.65

Health Care Services

Laboratory Corp. of America Holdings	2,250	394,515	0.51

Homebuilding

PulteGroup, Inc.	1,700	48,433	0.06

Hotel & Resort REITs

Host Hotels & Resorts Inc.	4,550	95,277	0.12

Hotels, Resorts & Cruise Lines

Hilton Worldwide Holdings, Inc.	17,700	1,392,282	1.75

Integrated Oil & Gas

Chevron Corp.	9,700	1,224,819	1.43
Occidental Petroleum Corp.	17,750	1,489,758	1.77
Suncor Energy, Inc. (Canada)	32,700	1,377,978	1.62
		4,092,555

Integrated Telecommunication Services

Verizon Communications Inc.	25,900	1,337,476	1.59

Internet Software & Services

Akamai Technologies Inc.	4,100	308,566	0.40
eBay, Inc.	33,100	1,107,195	1.35
IAC/InterActiveCorp.	4,200	618,450	0.78
		2,034,211

Life & Health Insurance

Aflac, Inc.	30,900	1,438,086	1.63
Sun Life Financial, Inc. (Canada)	5,550	226,940	0.27
		1,665,026

Movies & Entertainment

Walt Disney Co. (The)	12,300	1,396,788	1.65

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities

Oil & Gas Exploration & Production

Anadarko Petroleum Corp.	17,150	$1,254,522	1.53
ConocoPhillips	11,500	829,955	0.97
Continental Resources, Inc.	9,250	590,797	0.70
		2,675,274

Oil & Gas Refining & Marketing

Phillips 66	11,100	1,369,074	1.49
Valero Energy Corp.	14,100	1,668,735	1.81
		3,037,809

Packaged Foods & Meats

J.M. Smucker Co. (The)	10,600	1,177,872	1.40
Tyson Foods, Inc. -Class A	8,950	515,968	0.69
		1,693,840

Personal Products

Estee Lauder Cos, Inc. (The) -Class A	9,050	1,221,207	1.55

Pharmaceuticals

Allergan PLC	6,950	1,279,425	1.54
Pfizer, Inc.	35,200	1,405,536	1.59
		2,684,961

Property & Casualty Insurance

Allstate Corp. (The)	10,850	1,032,052	1.22
CNA Financial Corp.	6,600	308,748	0.38
Progressive Corp. (The)	23,650	1,419,237	1.71
		2,760,037

Regional Banks

BB&T Corp.	23,900	1,214,359	1.47
Citizens Financial Group, Inc.	650	25,857	0.03
Fifth Third Bancorp	41,550	1,229,464	1.47
Regions Financial Corp.	36,450	678,335	0.81
SunTrust Banks, Inc.	17,850	1,286,450	1.57
		4,434,465

	Shares	Value	Percentage of Reference Entities

Residential REITs

Equity Residential	6,350	$415,480	0.49

Retail REITs

Simon Property Group Inc.	7,350	1,295,144	1.54

Semiconductors

Intel Corp.	26,100	1,255,410	1.65
Micron Technology, Inc.	27,300	1,441,167	1.80
		2,696,577

Specialized REITs

Public Storage	3,300	718,839	0.86
SBA Communications Corp.	7,600	1,202,700	1.49
Weyerhaeuser Co.	34,000	1,162,120	1.42
		3,083,659

Systems Software

Dell Technologies, Inc. -Class V	14,250	1,318,410	1.62
Fortinet, Inc.	15,350	965,668	1.27
		2,284,078

Technology Hardware, Storage & Peripherals

HP, Inc.	1,450	33,466	0.04
NetApp, Inc.	20,150	1,562,028	1.99
Seagate Technology PLC	20,350	1,070,817	1.39
Western Digital Corp.	13,850	971,578	1.28
		3,637,889

Trading Companies & Distributors

HD Supply Holdings, Inc.	21,250	934,575	1.15
United Rentals Inc.	2,300	342,240	0.42
W.W. Grainger, Inc.	4,350	1,507,536	1.80
		2,784,351
Total Equity Securities - Long		$82,949,683

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities

Equity Securities - Short

Agricultural & Farm Machinery

Toro Co. (The)	(18,900)	$(1,137,591)	(1.36)

Airlines

Alaska Air Group Inc.	(18,600)	(1,168,638)	(1.36)

Airport Services

Macquarie Infrastructure Corp.	(27,300)	(1,239,693)	(1.46)

Apparel, Accessories & Luxury Goods

Hanesbrands Inc.	(55,150)	(1,227,639)	(1.46)
Under Armour, Inc. -Class C	(13,800)	(258,612)	(0.33)
		(1,486,251)

Application Software

Autodesk Inc.	(9,450)	(1,213,758)	(1.51)
Snap Inc. -Class A	(94,650)	(1,183,125)	(1.51)
Workday, Inc. -Class A	(9,350)	(1,159,587)	(1.49)
		(3,556,470)

Asset Management & Custody Banks

Brookfield Asset Management Inc. (Canada) -Class A	(28,900)	(1,218,424)	(1.44)

Automobile Manufacturers

Tesla, Inc.	(3,520)	(1,049,453)	(1.27)

Automotive Retail

CarMax, Inc.	(16,300)	(1,217,284)	(1.51)

Biotechnology

Seattle Genetics Inc.	(17,000)	(1,196,800)	(1.40)
TESARO, Inc.	(18,150)	(632,165)	(0.86)
		(1,828,965)

Building Products

Johnson Controls International PLC	(34,400)	(1,290,344)	(1.45)

Cable & Satellite

Charter Communications, Inc. -Class A	(4,320)	(1,315,786)	(1.48)
Liberty Broadband Corp. -Class C	(16,400)	(1,303,308)	(1.49)
		(2,619,094)

Construction Materials

Martin Marietta Materials, Inc.	(5,500)	(1,096,810)	(1.46)
Vulcan Materials Co.	(9,600)	(1,075,200)	(1.41)
		(2,172,010)

Data Processing & Outsourced Services

PayPal Holdings, Inc.	(14,450)	(1,186,923)	(1.53)
Square, Inc. -Class A	(17,750)	(1,147,538)	(1.51)
Worldpay, Inc. -Class A	(2,100)	(172,599)	(0.22)
		(2,507,060)

Distributors

Genuine Parts Co.	(10,800)	(1,050,948)	(1.26)

Electronic Equipment & Instruments

Cognex Corp.	(27,150)	(1,432,977)	(1.45)

	Shares	Value	Percentage of Reference Entities

Electronic Manufacturing Services

Flex Ltd.	(88,100)	$(1,229,876)	(1.46)

Financial Exchanges & Data

Cboe Global Markets, Inc.	(12,150)	(1,180,129)	(1.50)
MarketAxess Holdings Inc.	(6,250)	(1,211,062)	(1.55)
Thomson Reuters Corp. (Canada)	(29,600)	(1,225,440)	(1.48)
		(3,616,631)

Health Care Distributors

Henry Schein Inc.	(15,550)	(1,234,825)	(1.42)

Health Care Equipment

DexCom, Inc.	(12,900)	(1,227,177)	(1.60)

Health Care REITs

Omega Healthcare Investors Inc.	(38,900)	(1,154,941)	(1.41)
Welltower, Inc.	(20,050)	(1,255,130)	(1.52)
		(2,410,071)

Health Care Supplies

Cooper Cos., Inc. (The)	(4,850)	(1,263,425)	(1.46)
DENTSPLY SIRONA Inc.	(26,100)	(1,255,671)	(1.44)
		(2,519,096)

Home Entertainment Software

Take-Two Interactive Software, Inc.	(10,100)	(1,141,502)	(1.52)

Home Furnishings

Leggett & Platt, Inc.	(27,900)	(1,215,603)	(1.49)
Mohawk Industries, Inc.	(6,750)	(1,271,430)	(1.70)
		(2,487,033)

Household Appliances

Whirlpool Corp.	(7,800)	(1,022,580)	(1.40)

Housewares & Specialties

Newell Brands Inc.	(46,900)	(1,228,311)	(1.47)

Industrial Conglomerates

3M Co.	(5,950)	(1,263,304)	(1.41)

Industrial Machinery

Flowserve Corp.	(26,400)	(1,170,312)	(1.31)
Middleby Corp. (The)	(12,150)	(1,245,132)	(1.45)
Stanley Black & Decker, Inc.	(8,500)	(1,270,495)	(1.47)
		(3,685,939)

Internet Software & Services

MercadoLibre Inc. (Argentina)	(3,500)	(1,200,185)	(1.51)
Shopify, Inc. (Canada) -Class A	(7,650)	(1,057,307)	(1.57)
Zillow Group, Inc. -Class C	(16,250)	(905,125)	(1.22)
		(3,162,617)

IT Consulting & Other Services

Gartner Inc.	(8,950)	(1,212,098)	(1.48)

Leisure Products

Mattel Inc.	(79,544)	(1,262,363)	(1.48)

Metal & Glass Containers

Crown Holdings, Inc.	(27,850)	(1,260,769)	(1.49)

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities

Movies & Entertainment

Liberty Media Corp. -Class A	(4,300)	$(110,510)	(0.13)
Liberty Media Corp. -Class C	(34,100)	(1,202,025)	(1.48)
Live Nation Entertainment, Inc.	(18,950)	(933,856)	(1.10)
		(2,246,391)

Multi-Line Insurance

American International Group, Inc.	(22,200)	(1,225,662)	(1.41)

Oil & Gas Exploration & Production

Concho Resources, Inc.	(5,150)	(751,128)	(0.91)
Diamondback Energy Inc.	(9,350)	(1,233,732)	(1.46)
EQT Corp.	(22,350)	(1,110,348)	(1.46)
Parsley Energy Inc. -Class A	(39,850)	(1,252,485)	(1.47)
Range Resources Corp.	(72,400)	(1,117,132)	(1.38)
		(5,464,825)

Oil & Gas Storage & Transportation

Enbridge, Inc. (Canada)	(35,500)	(1,257,765)	(1.46)
Pembina Pipeline Corp. (Canada)	(16,300)	(584,681)	(0.68)
Targa Resources Corp.	(24,200)	(1,235,894)	(1.49)
TransCanada Corp. (Canada)	(28,100)	(1,263,095)	(1.48)
		(4,341,435)

Personal Products

Coty Inc. -Class A	(92,600)	(1,241,766)	(1.52)

Property & Casualty Insurance

Arch Capital Group Ltd.	(41,200)	(1,259,072)	(1.42)
Cincinnati Financial Corp.	(16,650)	(1,259,239)	(1.40)
Markel Corp.	(955)	(1,117,350)	(1.30)
		(3,635,661)

	Shares	Value	Percentage of Reference Entities

Real Estate Development

Howard Hughes Corp. (The)	(8,500)	$(1,152,175)	(1.39)

Regional Banks

Bank OZK	(23,600)	(965,240)	(1.18)
First Republic Bank	(12,150)	(1,201,149)	(1.45)
Signature Bank/New York NY	(5,150)	(565,007)	(0.72)
		(2,731,396)

Reinsurance

Renaissance Holdings Ltd. (Bermuda)	(1,350)	(177,998)	(0.20)

Residential REITs

American Campus Communities Inc.	(6,250)	(257,813)	(0.31)
Mid-America Apartment Communities Inc.	(3,400)	(342,652)	(0.40)
		(600,465)

Restaurants

Starbucks Corp.	(23,800)	(1,246,882)	(1.47)

Semiconductors

Advanced Micro Devices Inc.	(65,550)	(1,201,531)	(1.30)

Specialized REITs

Equinix Inc.	(2,760)	(1,212,413)	(1.41)

Specialty Chemicals

Albemarle Corp.	(13,250)	(1,248,150)	(1.43)

Trucking

AMERCO	(360)	(135,749)	(0.16)
Total Equity Securities - Short		$(82,801,893)

See accompanying notes which are an integral part of this schedule.

Invesco Long/Short Equity Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Long/Short Equity Fund

A.	Security Valuations– (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Invesco Long/Short Equity Fund

D.	Swap Agreements– (continued)

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

E.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

F.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended July 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$78,777,308	$—	$—	$78,777,308
Money Market Funds	5,829,077	—	—	5,829,077
Total Investments in Securities	84,606,385	—	—	84,606,385
Other Investments – Assets*
Swap Agreements	—	1,778,353	—	1,778,353
Total Investments	$84,606,385	$1,778,353	$—	$86,384,738
*	Unrealized appreciation.

Invesco Long/Short Equity Fund

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2018:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements—OTC	$1,778,353
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$1,778,353

Effect of Derivative Investments for the nine months ended July 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Swap agreements	$ (7,219,635)
Change in Net Unrealized Appreciation:
Swap agreements	1,469,105
Total	$(5,750,530)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$161,321,611

Invesco Long/Short Equity Fund

Invesco Low Volatility Emerging Markets Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	LVEM-QTR-1 09/18	Invesco Advisers, Inc.

Schedule of Investments

July 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–95.12%

Brazil–6.83%

Ecorodovias Infraestrutura e Logistica S.A.	156,900	$328,155
Engie Brasil Energia S.A.	60,700	605,334
Estacio Participacoes S.A.	29,600	203,864
Mahle-Metal Leve S.A.	49,800	363,552
Qualicorp S.A.	47,300	252,045
SLC Agricola S.A.	34,600	486,279
Transmissora Alianca de Energia Eletrica S.A. (a)	71,000	381,171
		2,620,400

Chile–0.99%

Embotelladora Andina S.A. -Preference
Shares -Class B	90,663	377,724

China–10.17%

Autohome Inc. -ADR	4,775	461,981
China Lilang Ltd.	118,000	143,872
China Resources Cement Holdings Ltd.	486,000	557,031
China Shineway Pharmaceutical Group Ltd.	187,000	235,992
Chongqing Rural Commercial Bank
Co., Ltd. -Class H	672,000	411,196
Jiangsu Expressway Co. Ltd. -Class H	134,000	162,868
Longfor Group Holdings Ltd.	171,500	484,062
Yantai Changyu Pioneer Wine Co. Ltd. -Class B	64,900	173,226
YiChang HEC ChangJiang Pharmaceutical Co.Ltd. -Class H (b)	92,600	450,079
Yuzhou Properties Co. Ltd.	711,000	401,974
YY Inc. -ADR(c)	4,430	413,009
		3,895,290

Hong Kong–0.30%

Kingboard Laminates Holdings Ltd.	96,000	115,143

India–13.02%

Graphite India Ltd.	38,042	562,369
HEG Ltd.	9,451	596,461
Hero MotoCorp Ltd.	10,566	507,524
InterGlobe Aviation Ltd. (b)	24,729	335,206
KEC International Ltd.	79,399	385,209
NHPC Ltd.	660,346	228,664
NMDC Ltd.	322,937	495,332
Power Finance Corp. Ltd.	265,111	338,155
Rural Electrification Corp. Ltd.	208,383	355,904
Sun TV Network Ltd.	33,520	377,444
Tata Global Beverages Ltd.	51,957	187,037
Tata Steel Ltd.	54,124	445,277
Vedanta Ltd.	55,168	178,729
		4,993,311

	Shares	Value

Malaysia–6.99%

AirAsia Group Bhd.	512,700	$455,200
Kuala Lumpur Kepong Bhd.	71,800	437,335
Petronas Dagangan Bhd.	31,300	207,743
PPB Group Bhd.	54,360	220,649
Public Bank Bhd.	80,200	474,690
Tenaga Nasional Bhd.	120,100	464,334
Top Glove Corp. Bhd.	166,800	418,174
		2,678,125

Mexico–6.19%

Coca-Cola FEMSA, S.A.B. de C.V. -Series L	60,300	377,244
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	89,800	545,948
Grupo Comercial Chedraui, S.A. de C.V.	49,900	122,302
Industrias Bachoco, S.A.B. de C.V. -Series B	36,100	178,197
Industrias Penoles, S.A.B. de C.V.	7,010	118,854
Megacable Holdings S.A.B. de C.V. -Series CPO (d)	99,700	478,393
Wal-Mart de Mexico S.A.B. de C.V. -Series V	188,500	550,296
		2,371,234

Pakistan–0.58%

Engro Fertilizers Ltd.	183,000	116,922
Fauji Fertilizer Co. Ltd.	133,500	107,328
		224,250

Poland–3.28%

Jastrzebska Spolka Weglowa S.A. (c)	19,121	413,774
LPP S.A.	165	405,198
Powszechny Zaklad Ubezpieczen S.A.	38,313	440,295
		1,259,267

Qatar–0.61%

Qatar Islamic Bank (S.A.Q)	6,376	232,905

Russia–5.56%

LUKOIL PJSC -ADR	8,206	589,027
Mobile TeleSystems PJSC -ADR	27,376	240,088
Novolipetsk Steel PJSC -GDR	17,448	451,205
Rosseti PJSC	10,467,000	128,535
Tatneft PJSC -ADR (c)	8,523	591,496
Unipro PJSC	3,070,000	132,777
		2,133,128

South Africa–7.82%

Absa Group Ltd.	34,876	455,275
AECI Ltd.	17,036	136,948
African Rainbow Minerals Ltd.	16,870	145,440
Astral Foods Ltd.	23,131	512,949

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Emerging Markets Fund

	Shares	Value

South Africa–(continued)

AVI Ltd.	50,529	$420,196
Kumba Iron Ore Ltd.	18,950	418,375
Liberty Holdings Ltd.	46,530	408,142
Reunert Ltd.	54,452	337,443
Tsogo Sun Holdings Ltd.	98,915	163,462
		2,998,230

South Korea–17.32%

Chong Kun Dang Pharmaceutical Corp.	4,443	416,308
Daewon Pharmaceutical Co., Ltd.	8,376	144,399
Grand Korea Leisure Co., Ltd.	19,374	427,678
HITEJINRO Co., Ltd.	24,539	399,240
Huchems Fine Chemical Corp.	11,019	312,253
Korea United Pharm., Inc.	8,850	190,175
KT&G Corp.	5,282	521,755
Kwang Dong Pharmaceutical Co., Ltd.	14,396	96,518
LG Corp.	6,275	423,743
Lotte Chemical Corp.	315	101,444
LOTTE Fine Chemical Co., Ltd.	9,067	499,373
Lotte Food Co., Ltd.	426	336,642
Lotte Himart Co., Ltd.	7,500	516,918
LS Industrial Systems Co., Ltd.	5,897	382,186
Samjin Pharmaceutical Co., Ltd.	7,284	299,956
Samsung Electronics Co., Ltd.	9,672	401,255
SK hynix Inc.	6,729	519,119
SK Telecom Co., Ltd.	2,238	500,392
SL Corp.	8,141	148,825
		6,638,179

Taiwan–4.05%

Chipbond Technology Corp.	238,000	512,596
Chunghwa Telecom Co., Ltd.	146,000	505,945
Powertech Technology Inc.	161,000	455,636
Syncmold Enterprise Corp.	42,000	78,886
		1,553,063

Thailand–6.16%

Advanced Info Service PCL	80,800	490,580
Airports of Thailand PCL	225,100	448,602
Intouch Holdings PCL	172,222	292,472
Mega Lifesciences PCL	305,400	374,062
PTT Global Chemical PCL	184,700	455,308
Ratchaburi Electricity Generating Holding PCL	133,300	206,341
Thai Vegetable Oil PCL	108,500	95,390
		2,362,755

Turkey–2.36%

BIM Birlesik Magazalar A.S.	26,973	388,405
Tekfen Holding A.S.	130,835	517,974
		906,379

United Arab Emirates–1.79%

Air Arabia PJSC	956,648	278,674
Aldar Properties PJSC	737,367	407,513
		686,187

	Shares	Value

United Kingdom–1.10%

Mondi Ltd.	15,337	$421,505
TOTAL INVESTMENTS IN SECURITIES–95.12% (Cost $35,685,762)		36,467,075
OTHER ASSETS LESS LIABILITIES–4.88%		1,871,387
NET ASSETS–100.00%		$38,338,462

Investment Abbreviations:

ADR	— American Depositary Receipt
CPO	— Certificates of Ordinary Participation
GDR	— Global Depositary Receipt

Notes to Schedule of Investments:

(a)	Each unit represents two preferred shares and one common share.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2018 was $785,285, which represented 2.05% of the Fund’s Net Assets.

(c)	Non-income producing security.

(d)	Each CPO represents two Series A shares.

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Emerging Markets Fund

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Mini Index	29	September – 2018	$1,589,635	$(9,885)	$(9,885)
(a)	Futures contracts collateralized by $75,400 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Emerging Markets Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Low Volatility Emerging Markets Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Low Volatility Emerging Markets Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between Counterparties to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities.

When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

G.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco Low Volatility Emerging Markets Fund

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended July 31, 2018, there were transfers from Level 1 to Level 2 of $4,162,257 and from Level 2 to Level 1 of $1,968,999, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	2,620,400	—	—	2,620,400
Chile	377,724	—	—	377,724
China	1,805,035	2,090,255	—	3,895,290
Hong Kong	—	115,143	—	115,143
India	3,257,515	1,735,796	—	4,993,311
Malaysia	1,340,417	1,337,708	—	2,678,125
Mexico	2,371,234	—	—	2,371,234
Pakistan	224,250	—	—	224,250
Poland	845,493	413,774	—	1,259,267
Qatar	232,905	—	—	232,905
Russia	1,871,816	261,312	—	2,133,128
South Africa	2,998,230	—	—	2,998,230
South Korea	3,233,456	3,404,723	—	6,638,179
Taiwan	78,885	1,474,178	—	1,553,063
Thailand	2,362,755	—	—	2,362,755
Turkey	517,974	388,405	—	906,379
United Arab Emirates	686,187	—		686,187
United Kingdom	—	421,505	—	421,505
Total Investments in Securities	24,824,276	11,642,799	—	36,467,075
Other Investments – Liabilities*
Futures Contracts	(9,885)	—	—	(9,885)
Total Investments	$24,814,391	$11,642,799	$—	$36,457,190
*	Unrealized appreciation (depreciation).

Invesco Low Volatility Emerging Markets Fund

Invesco Macro Allocation Strategy Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	MAS-QTR-1 09/18	Invesco Advisers, Inc.

Consolidated Schedule of Investments

July 31, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Securities–31.69%

U.S. Treasury Bills–12.54%(a)(b)
U.S. Treasury Bills	1.85%	08/09/2018	$4,880,000	$4,878,188
U.S. Treasury Bills	2.09%	12/27/2018	680,000	674,122
				5,552,310

U.S. Treasury Notes–19.15%(c)

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)	1.98%	01/31/2020	3,100,000	3,100,229
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)	2.01%	04/30/2020	2,380,000	2,380,382
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)	2.02%	07/31/2020	3,000,000	2,998,303
				8,478,914
Total U.S. Treasury Securities (Cost $14,032,429)				14,031,224

			Shares

Money Market Funds–67.75%

Invesco Government & Agency Portfolio –Institutional Class, 1.82% (d)			11,949,248	11,949,248
Invesco Liquid Assets Portfolio –Institutional Class, 2.06% (d)			5,299,820	5,301,410
Invesco Treasury Portfolio –Institutional Class, 1.79% (d)			8,481,427	8,481,427
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland) – Institutional Class (Ireland), 2.08% (d)			4,268,957	4,268,957
Total Money Market Funds (Cost $30,000,315)				30,001,042
TOTAL INVESTMENTS IN SECURITIES–99.44% (Cost $44,032,744)				44,032,266
OTHER ASSETS LESS LIABILITIES–0.56%				246,931
NET ASSETS–100.00%				$44,279,197

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Brent Crude	14	January-2019	$1,041,320	$(28,727)	$ (28,727)
Cocoa	16	December-2018	355,200	(49,708)	(49,708)
Cotton No. 2	15	December-2018	671,925	52,893	52,893
Gasoline Reformulated Blendstock Oxygenate Blending	19	September-2018	1,660,239	74,834	74,834
LME Nickel	5	September-2018	419,625	1,803	1,803
Low Sulphur Gas Oil	21	September-2018	1,380,225	(20,538)	(20,538)
New York Harbor Ultra-Low-Sulfur Diesel	14	November-2018	1,264,553	(14,816)	(14,816)
WTI Crude	19	September-2018	1,306,440	(54,867)	(54,867)
Subtotal—Commodity Risk				(39,126)	(39,126)
EURO STOXX 50 Index	128	September-2018	5,276,107	154,037	154,037
E-Mini Russell 2000 Index	40	September-2018	3,344,800	(10,272)	(10,272)
E-Mini S&P 500 Index	27	September-2018	3,803,085	48,703	48,703
FTSE 100 Index	47	September-2018	4,751,968	30,636	30,636
Hang Seng Index	7	August-2018	1,267,733	(15,634)	(15,634)
Mini MSCI Emerging Markets Index	27	September-2018	1,480,005	(31,821)	(31,821)
S&P/TSX 60 Index	36	September-2018	5,415,290	139,151	139,151
Tokyo Stock Price Index	35	September-2018	5,471,538	(77,988)	(77,988)
Subtotal—Equity Risk				236,812	236,812

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Macro Allocation Strategy Fund

Open Futures Contracts – (continued)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Australia 10 Year Bonds	137	September-2018	$13,151,406	$84,830	$ 84,830
Canada 10 Year Bonds	51	September-2018	5,283,676	(62,232)	(62,232)
Euro Bonds	40	September-2018	7,557,743	26,423	26,423
Japan Mini 10 Year Bonds	18	September-2018	2,423,557	(734)	(734)
Long Gilt	48	September-2018	7,729,132	(8,820)	(8,820)
U.S. Treasury Long Bonds	6	September-2018	857,813	(7,889)	(7,889)
Subtotal—Interest Rate Risk				31,578	31,578
Subtotal—Long Futures Contracts				229,264	229,264

Short Futures Contracts
Coffee “C”	27	September-2018	(1,112,738)	79,155	79,155
Corn	52	December-2018	(1,004,900)	(35,261)	(35,261)
Lean Hogs	6	December-2018	(111,720)	19,658	19,658
LME Nickel	8	September-2018	(671,400)	65,001	65,001
Silver	5	September-2018	(388,975)	11,313	11,313
Soybean Oil	53	December-2018	(931,740)	(37,383)	(37,383)
Soybeans	13	November-2018	(597,350)	24,090	24,090
Wheat	14	December-2018	(401,275)	(46,958)	(46,958)
Subtotal Short Futures Contracts—Commodity Risk				79,615	79,615
Total Futures Contracts				$308,879	$ 308,879

Open Over-The-Counter Total Return Swap Agreements(e)(f)
Counterparty	Pay/ Receive	Reference Entity(g)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33%	Monthly	200	October-2018	$ 99,401	$—	$ 1,814	$1,814
Barclays Bank PLC	Pay	Barclays Commodity Strategy 1606 Index	0.41	Monthly	260	July-2019	49,019	—	1,450	1,450
Barclays Bank PLC	Receive	Barclays Soybean Meal S2 Nearby Excess Return Index	0.30	Monthly	280	March-2019	272,671	—	11,573	11,573
Goldman Sachs International	Pay	Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index	0.15	Monthly	4,390	October-2018	683,776	—	36,107	36,107
JPMorgan Chase Bank, N.A.	Pay	S&P GSCI Gold Index Excess Return	0.08	Monthly	5,200	June-2019	509,738	—	330	330
Merrill Lynch International	Pay	Merrill Lynch Gold Excess Return Index	0.14	Monthly	2,350	July-2019	360,791	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	33,200	November-2018	1,391,269	—	0	0
Merrill Lynch International	Pay	MLCXLXAE Excess Return Index	0.25	Monthly	1,710	June-2019	396,630	—	0	0

Subtotal—Appreciation								—	51,274	51,274

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Macro Allocation Strategy Fund

Open Over-The-Counter Total Return Swap Agreements – (continued)(e)(f)
Counterparty	Pay/ Receive	Reference Entity(g)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Pay	Barclays Live Cattle Roll Yield Excess Return Index	0.47%	Monthly	6,140	May-2019	$758,392	$—	$(1,137)	$(1,137)
Morgan Stanley Capital Services LLC	Pay	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	Monthly	2,330	April-2019	246,402	—	(1,745)	(1,745)
Subtotal—Depreciation								—	(2,882)	(2,882)
Total—Open Over-The-Counter Total Return Swap Agreements — Commodity Risk								$—	$48,392	$48,392

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the most recent auction date of the security prior to period-end.

(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1G.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2018.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.
(e)	The fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

(f)	Open Over-The-Counter Total Return swap agreements are collateralized by cash held with the swap Counterparties in the amount of $320,000.

(g)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components

Reference Entity	Underlying Components	Percentage

Barclays Commodity Strategy 1452 Excess Return Index
	Long Futures Contracts

	Copper	100.00%

Barclays Commodity Strategy 1606 Excess Return Index
	Long Futures Contracts

	Sugar	100.00%

Barclays Soybean Meal S2 Nearby Excess Return Index
	Long Futures Contracts

	Soybean Meal	100.00%

Enhanced Strategy AB141 on the S&P GSCI Sugar Excess Return Index
	Long Futures Contracts

	Sugar	100.00%

S&P GSCI Gold Index Excess Return
	Long Futures Contracts

	Gold	100.00%

Merrill Lynch Gold Excess Return Index
	Long Futures Contracts

	Gold	100.00%

MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts

	Natural Gas	100.00%

MLCXLXAE Excess Return Index
	Long Futures Contracts

	Zinc	100.00%

Barclays Live Cattle Roll Yield Excess Return Index
	Long Futures Contracts

	Live Cattle	100.00%

S&P GSCI Aluminum Dynamic Roll Index Excess Return Index
	Long Futures Contracts

	Aluminum	100.00%

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Macro Allocation Strategy Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Macro Allocation Strategy Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high

Invesco Macro Allocation Strategy Fund

A.	Security Valuations – (continued)

inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears

Invesco Macro Allocation Strategy Fund

D.	Structured Securities – (continued)

the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

E.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

F.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

G.

Futures Contracts – The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the

Invesco Macro Allocation Strategy Fund

G.	Futures Contracts – (continued)

Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

H.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

I.

Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

J.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

K.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco Macro Allocation Strategy Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended July 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$14,031,224	$—	$14,031,224
Money Market Funds	30,001,042	—	—	30,001,042
Total Investments in Securities	30,001,042	14,031,224	—	44,032,266
Other Investments – Assets*
Futures Contracts	812,527	—	—	812,527
Swap Agreements	—	51,274	—	51,274
Other Investments – Liabilities*
Futures Contracts	(503,648)	—	—	(503,648)
Swap Agreements	—	(2,882)	—	(2,882)
Total Other Investments	308,879	48,392		357,271
Total Investments	$30,309,921	$14,079,616	$—	$44,389,537
*	Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Invesco Macro Allocation Strategy Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2018:

Derivative Assets	Value
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts—Exchange-Traded	$328,747	$372,527	$111,253	$812,527
Unrealized appreciation on swap agreements—OTC	51,274	—	—	51,274
Total Derivative Assets	380,021	372,527	111,253	863,801
Derivatives not subject to master netting agreements	(328,747)	(372,527)	(111,253)	(812,527)
Total Derivative Assets subject to master netting agreements	$51,274	$—	$—	$51,274

Derivative Liabilities	Value
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts—Exchange-Traded	$(288,258)	$(135,715)	$(79,675)	$(503,648)
Unrealized depreciation on swap agreements—OTC	(2,882)	—	—	(2,882)
Total Derivative Liabilities	(291,140)	(135,715)	(79,675)	(506,530)
Derivatives not subject to master netting agreements	288,258	135,715	79,675	503,648
Total Derivative Liabilities subject to master netting agreements	$(2,882)	$—	$—	$(2,882)

Effect of Derivative Investments for the nine months ended July 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$1,780,095	$1,618,196	$(477,600)	$2,920,691
Swap agreements	(277,278)	—	—	(277,278)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(349,061)	(772,166)	68,529	(1,052,698)
Swap agreements	77,304	—	—	77,304
Total	$1,231,060	$846,030	$(409,071)	$1,668,019

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$48,718,383	$7,132,354

Invesco Macro Allocation Strategy Fund

Invesco MLP Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	MLP-QTR-1 09/18	Invesco Advisers, Inc.

Schedule of Investments(a)

July 31, 2018

(Unaudited)

	Units	Value

Master Limited Partnerships–91.61%

Gathering & Processing MLP–15.34%

Antero Midstream Partners L.P.	11,708	$386,832
DCP Midstream, L.P.	13,352	593,897
Enable Midstream Partners, L.P.	3,549	64,982
EnLink Midstream Partners, L.P.	16,852	262,554
EQT Midstream Partners L.P.	2,814	144,040
Noble Midstream Partners L.P.	1,908	101,219
Western Gas Partners, L.P.	7,489	382,913
		1,936,437

General Partner (MLP)–1.68%

Energy Transfer Equity, L.P.	11,671	212,529

Marine–1.57%

Teekay LNG Partners L.P. (Bermuda)	12,416	198,656

Midstream Diversified–12.54%

Energy Transfer Partners, L.P.	75,470	1,581,851

Natural Gas Pipelines & Storage–2.98%

Cheniere Energy Partners, L.P.	2,603	99,435
Spectra Energy Partners, L.P.	3,586	132,574
TC Pipelines, L.P.	4,568	143,618
		375,627

Non-Traditional–0.34%

CVR Refining, L.P.	1,901	43,343

Oilfield Services–0.28%

Hi-Crush Partners L.P.	2,303	35,121

Pipelines & Midstream Diversified–29.40%

Enbridge Energy Partners, L.P.	17,281	194,238
Enterprise Products Partners L.P.	55,058	1,596,682
Plains All American Pipeline, L.P.	42,304	1,048,293
Williams Partners L.P.	19,336	870,700
		3,709,913

Refined Products Pipelines & Terminals–25.57%

Andeavor Logistics L.P.	7,029	320,101
Buckeye Partners, L.P.	7,877	273,253
Genesis Energy, L.P.	13,594	312,526
Magellan Midstream Partners, L.P.	13,686	982,107
MPLX L.P.	24,395	888,710
NuStar Energy L.P.	9,164	233,132
Phillips 66 Partners L.P.	1,653	88,684
Valero Energy Partners L.P.	3,282	128,523
		3,227,036

Refinery Logistics–1.91%

Shell Midstream Partners, L.P.	10,604	240,711
Total Master Limited Partnerships (Cost $10,833,215)		11,561,224

	Shares	Value

Common Stocks–6.84%

Gathering & Processing MLP–1.40%

Targa Resources Corp.	3,460	$176,702

General Partner (C-Corp.)–2.04%

ONEOK, Inc.	3,655	257,458

Global Infrastructure–1.43%

Cheniere Energy, Inc. (b)	2,844	180,594

Natural Gas Pipelines & Storage–1.97%

Tallgrass Energy, L.P.	10,637	248,162
Total Common Stocks (Cost $780,972)		862,916

Money Market Funds–1.43%

Invesco Government & Agency Portfolio –Institutional Class, 1.82% (c)	63,415	63,415
Invesco Liquid Assets Portfolio –Institutional Class, 2.06% (c)	45,283	45,297
Invesco Treasury Portfolio –Institutional Class, 1.79% (c)	72,474	72,474
Total Money Market Funds (Cost $181,183)		181,186
TOTAL INVESTMENTS IN SECURITIES–99.88% (Cost $11,795,370)		12,605,326
OTHER ASSETS LESS LIABILITIES–0.12%		15,018
NET ASSETS–100.00%		$12,620,344

Notes to Schedule of Investments:

(a)	Sector classifications used in this report are generally accordingly to the Energy MLP Classification Standard, which was developed by and is the exclusive property and service mark of Alerian.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco MLP Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco MLP Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Master Limited Partnerships - The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

E.

Return of Capital - Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are

Invesco MLP Fund

E.	Return of Capital – (continued)

received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
F.

Federal Income Taxes – The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations. In addition, as a regular corporation, the Fund may be subject to state and local taxes in jurisdictions in which the MLPs operate. The estimate state tax rate is based on a periodic analysis of the Fund’s holdings. The Fund may also be subject to a federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability.

Taxes include current and deferred taxes. Current taxes reflect the estimated tax liability of the Fund as of a measurement date based on taxable income. Deferred taxes reflect estimates of (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes, and (iii) the net tax benefit of accumulated net operating losses, capital loss carryforwards and other tax attributes.

The Fund’s deferred tax asset (“DTA”) and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. A DTA will be recognized for temporary book/tax differences, net of unrealized losses, and carryforwards (net operating losses, capital loss carryforward, or tax credits). To the extent the Fund has a DTA, the Fund will assess whether a valuation allowance is required to offset the value of a portion, or all, of the DTA. Prior year ordinary income or capital gains (carrybacks), unrealized net gains, future reversals of existing taxable timing differences, forecast of future profitability (based on historical evidence), potential tax planning strategies, unsettled circumstances, and other evidence will be used in determining the valuation allowance. The valuation allowance is reviewed periodically and the Fund may modify its estimates or assumptions regarding the net deferred tax asset or liability balances and any applicable valuation allowance.

The Fund recognizes interest and penalties associated with underpayment of federal and state income taxes, if any, in tax expense. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco MLP Fund

As of July 31, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended July 31, 2018, there were no material transfers between valuation levels.

Invesco MLP Fund

Invesco Multi-Asset Income Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	MAIN-QTR-1 09/18	Invesco Advisers, Inc.

Schedule of Investments(a)

July 31, 2018

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–46.74%

Advertising–0.05%

Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$286,000	$294,223

Aerospace & Defense–0.58%

BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(b)	173,000	174,728
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.13%, 01/15/2023(b)	516,000	525,675
7.50%, 03/15/2025(b)	512,000	540,160
TransDigm Inc.,’ Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	245,000	251,431
6.50%, 05/15/2025	926,000	947,113
TransDigm UK Holdings PLC, Sr. Unsec. Sub. Gtd. Notes, 6.88%, 05/15/2026(b)	601,000	617,528
Triumph Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/2025	442,000	413,270
		3,469,905

Agricultural & Farm Machinery–0.14%

Titan International, Inc., Sr. Sec. Gtd. First Lien Notes, 6.50%, 11/30/2023(b)	830,000	832,075

Air Freight & Logistics–0.03%

XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	150,000	154,688

Airlines–0.08%

Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	425,000	458,469

Alternative Carriers–0.33%

CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	535,000	554,394
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	477,000	499,662
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	627,000	605,839
5.38%, 05/01/2025	296,000	289,340
		1,949,235

	Principal Amount	Value

Aluminum–0.13%

Novelis Corp., Sr. Unsec. Gtd. Notes, 5.88%, 09/30/2026(b)	$53,000	$50,946
6.25%, 08/15/2024(b)	731,000	734,655
		785,601

Apparel Retail–0.29%

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	481,000	468,975
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	1,146,000	1,170,352
6.75%, 07/01/2036	30,000	25,500
6.88%, 11/01/2035	120,000	104,100
		1,768,927

Asset Management & Custody Banks–0.21%

Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	1,165,000	1,249,462

Auto Parts & Equipment–0.17%

Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(b)	100,000	98,750
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	520,000	512,200
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	281,000	263,438
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	134,000	131,655
		1,006,043

Automobile Manufacturers–0.15%

J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(b)	872,000	906,880

Automotive Retail–0.24%

Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	177,000	169,477
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	590,000	588,525
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	699,000	681,525
		1,439,527

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Broadcasting–0.64%

AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 08/01/2025	$86,000	$82,775
5.00%, 04/01/2024	565,000	558,644
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	335,000	343,375
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	1,070,000	1,076,366
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	423,000	434,104
Sr. Unsec. Notes, 5.88%, 11/15/2028(b)	372,000	374,790
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	492,000	485,850
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	490,000	494,900
		3,850,804

Building Products–0.17%

Builders FirstSource, Inc., Sr. Sec. Gtd. First Lien Notes, 5.63%, 09/01/2024(b)	195,000	191,831
Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(b)	314,000	295,160
6.00%, 10/15/2025(b)	384,000	390,720
William Lyon Homes Inc., Sr. Unsec. Gtd. Notes, 6.00%, 09/01/2023(b)	116,000	114,260
		991,971

Cable & Satellite–2.39%

Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	600,000	585,660
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	750,000	749,063
Altice US Finance I Corp., Sr. Sec. Gtd. First Lien Notes, 5.50%, 05/15/2026(b)	415,000	408,256
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	510,000	$517,650
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	1,580,000	1,574,944
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	115,000	120,175
Sr. Unsec. Notes, 10.13%, 01/15/2023(b)	1,450,000	1,598,625
10.88%, 10/15/2025(b)	400,000	465,000

	Principal Amount	Value

Cable & Satellite–(continued)

DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	$2,145,000	$1,796,437
7.88%, 09/01/2019	725,000	753,094
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Notes, 8.00%, 02/15/2024(b)	175,000	184,406
Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	1,222,000	1,128,822
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	793,000	799,939
7.50%, 04/01/2021	333,000	335,498
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2025(b)	2,000	1,990
6.00%, 07/15/2024(b)	632,000	654,910
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	700,000	715,750
UPC Holding B.V. (Netherlands), Sr. Sec. First Lien Notes, 5.50%, 01/15/2028(b)	200,000	184,000
UPCB Finance IV Ltd. (Netherlands), Sr. Sec. First Lien Notes, 5.38%, 01/15/2025(b)	200,000	195,500
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	400,000	391,500
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	200,000	191,000
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	600,000	622,440
Ziggo B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 5.50%, 01/15/2027(b)	400,000	382,000
		14,356,659

Casinos & Gaming–0.34%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	278,000	284,950
Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2026(b)	180,000	181,800
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	200,000	186,328
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	45,000	48,067
Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	299,000	282,555

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Casinos & Gaming–(continued)

Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	$703,000	$753,089
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	334,000	330,660
		2,067,449

Coal & Consumable Fuels–0.08%

SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	463,000	480,363

Commodity Chemicals–0.17%
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	356,000	357,602
Nufarm Australia Ltd./Nufarm Americas Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(b)	247,000	237,429
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	403,000	408,037
		1,003,068

Communications Equipment–0.28%

CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	790,000	817,650
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	486,000	465,953
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	357,000	384,221
		1,667,824

Construction Machinery & Heavy Trucks–0.19%

Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	658,000	662,935
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	459,000	459,138
		1,122,073

Consumer Finance–0.44%

Ally Financial Inc., Sr. Unsec. Global Notes, 5.13%, 09/30/2024	725,000	742,219
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	280,000	298,900
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(c)	316,000	310,075
Navient Corp., Sr. Unsec. Medium-Term Notes, 7.25%, 01/25/2022	230,000	241,500
8.00%, 03/25/2020	705,000	745,537

	Principal Amount	Value

Consumer Finance–(continued)

Unifin Financiera, S.A.B. de C.V., SOFOM, E.N.R. (Mexico), Sr. Unsec. Notes, 7.38%, 02/12/2026(b)	$293,000	$285,312
		2,623,543

Copper–0.33%

First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	385,000	389,572
7.50%, 04/01/2025(b)	633,000	639,330
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	1,010,000	931,725
		1,960,627

Data Processing & Outsourced Services–0.29%

First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	60,000	60,750
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	1,626,000	1,705,267
		1,766,017

Diversified Banks–0.54%

Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 7.63%, 11/21/2022	200,000	216,875
Barclays PLC (United Kingdom), REGS, Jr. Unsec. Sub. Euro Bonds, 7.88%(b)(c)	207,000	218,127
Credit Agricole S.A. (France), REGS, Jr. Unsec. Sub. Euro Notes, 8.13%(b)(c)	247,000	271,804
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	346,000	429,905
ING Groep N.V. (Netherlands), REGS, Jr. Sub. Euro Notes, 6.88%(b)(c)	223,000	229,551
Lloyds Banking Group PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds, 7.50%(c)	221,000	228,735
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Unsec. Sub. Notes, 8.63%(c)	207,000	223,891
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	600,000	611,393
6.13%, 12/15/2022	285,000	301,598
Société Générale S.A. (France), REGS, Jr. Unsec. Sub. Euro Notes, 7.38%(b)(c)	246,000	259,223

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Diversified Banks–(continued)

Standard Chartered PLC (United Kingdom), REGS, Jr. Unsec. Sub. Euro Bonds, 7.50%(b)(c)	$207,000	$217,350
		3,208,452

Diversified Capital Markets–0.04%

Credit Suisse Group AG (Switzerland), REGS, Jr. Unsec. Sub. Euro Bonds, 7.13%(b)(c)	224,000	232,456

Diversified Chemicals–0.07%

Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 05/15/2025	70,000	75,250
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	354,000	350,460
		425,710

Diversified Metals & Mining–0.19%

HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	437,000	453,933
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	291,000	300,094
Sr. Unsec. Notes, 6.13%, 10/01/2035	390,000	406,575
		1,160,602

Electric Utilities–0.27%

NextEra Energy Capital Holdings Inc., Jr. Unsec. Gtd. Sub. Investment Units	25,800	638,550
NextEra Energy Capital Holdings Inc., Series K, Jr. Unsec. Gtd. Sub. Investment Units	39,900	999,096
		1,637,646

Electrical Components & Equipment–0.12%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	693,000	700,796

Electronic Equipment & Instruments–0.07%

Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	443,000	423,065

Environmental & Facilities Services–0.29%

Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	112,000	110,880
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	478,000	461,270
Hulk Finance Corp. (Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(b)	805,000	758,712
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	339,000	324,593
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	107,000	101,115
		1,756,570

	Principal Amount	Value

Fertilizers & Agricultural Chemicals–0.08%

OCI N.V. (Netherlands), Sr. Sec. Gtd. Notes, 6.63%, 04/15/2023(b)	$460,000	$471,753

Financial Exchanges & Data–0.04%

MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	235,000	242,050

Food Distributors–0.09%

US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	568,000	568,000

Food Retail–0.14%

Albertsons Cos. LLC/ Safeway Inc./New Albertson’s L.P./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	587,000	564,988
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	298,000	300,235
		865,223

Gas Utilities–0.38%

AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.63%, 05/20/2024	144,000	142,560
5.88%, 08/20/2026	875,000	855,312
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	230,000	211,025
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	1,072,000	1,045,200
		2,254,097

Health Care Equipment–0.09%

Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	495,000	480,150
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	56,000	55,580
		535,730

Health Care Facilities–1.20%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	575,000	587,937
Community Health Systems, Inc., Sec. Gtd. Second Lien Notes, 8.13%, 06/30/2024(b)	11,000	9,103
Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	450,000	427,923
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	612,000	572,220
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	107,470	53,198

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Health Care Facilities–(continued)

Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	$540,000	$545,400
HCA, Inc.,’ Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	1,807,000	1,851,046
Sr. Unsec. Gtd. Global Notes, 5.88%, 05/01/2023	45,000	47,194
7.50%, 02/15/2022	116,000	127,745
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	270,000	274,050
5.88%, 02/15/2026	790,000	818,637
Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	31,000	32,589
Sr. Sec. Gtd. First Lien Global Notes, 6.00%, 10/01/2020	100,000	104,250
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	1,516,000	1,544,728
8.13%, 04/01/2022	195,000	208,406
		7,204,426

Health Care REITs–0.12%

MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	736,000	713,920

Health Care Services–0.56%

DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	555,000	524,475
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(d)	679,000	687,277
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(b)	182,000	194,740
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(b)	409,000	393,151
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	1,022,000	1,060,325
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(b)	171,000	162,236
8.88%, 04/15/2021(b)	77,000	79,503
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	315,000	276,413
		3,378,120

Home Furnishings–0.06%

Prestige Brands, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 03/01/2024(b)	388,000	389,455

	Principal Amount	Value

Home Improvement Retail–0.12%

Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	$771,000	$740,908

Homebuilding–0.62%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.75%, 08/01/2025(b)	244,000	229,665
6.88%, 02/15/2021(b)	395,000	398,950
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/2027	72,000	63,000
6.75%, 03/15/2025	395,000	373,275
8.75%, 03/15/2022	250,000	266,137
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	223,000	238,610
Lennar Corp.,’ Sr. Unsec. Gtd. Global Notes, 5.25%, 06/01/2026	255,000	249,903
5.38%, 10/01/2022	702,000	716,040
8.38%, 01/15/2021	50,000	55,000
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	216,000	218,568
7.15%, 04/15/2020	65,000	68,250
SRS Distribution Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(b)	250,000	241,875
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	569,000	570,252
		3,689,525

Household Products–0.33%

Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	41,000	40,822
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	1,288,000	1,306,515
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	635,000	636,587
		1,983,924

Independent Power Producers & Energy Traders–0.31%

AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	679,000	694,277
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	234,000	224,055
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	554,000	572,698
6.63%, 01/15/2027	113,000	116,955
Vistra Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	260,000	271,700
		1,879,685

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Industrial Machinery–0.19%

Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	$706,000	$731,592
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	309,000	303,593
Mueller Water Products, Inc., Sr. Unsec. Notes, 5.50%, 06/15/2026(b)	123,000	124,076
		1,159,261

Integrated Oil & Gas–0.19%

Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	591,000	543,868
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 6.88%, 08/04/2026	169,000	177,028
Sr. Unsec. Gtd. Notes, 5.35%, 02/12/2028(b)	418,000	391,582
		1,112,478

Integrated Telecommunication Services–0.59%

Altice France S.A. (France), 6.00%, 05/15/2022(b)	925,000	954,554
7.38%, 05/01/2026(b)	600,000	598,125
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	502,000	449,290
Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	72,000	66,060
Frontier Communications Corp., Sr. Unsec. Global Notes, 10.50%, 09/15/2022	827,000	754,637
11.00%, 09/15/2025	378,000	308,070
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	47,000	47,705
7.20%, 07/18/2036	320,000	342,400
		3,520,841

Internet Software & Services–0.08%

Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024(b)	498,000	504,225

Investment Banking & Brokerage–5.12%

GS Finance Corp., Series 0001, Sr. Unsec. Conv. Medium-Term Bonds, 0.25%, 07/08/2024	18,400,000	18,549,593
Morgan Stanley Finance LLC, Sr. Unsec. Bonds, 7.11%, 08/22/2018	12,000,000	12,156,458
		30,706,051

Leisure Facilities–0.06%

Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	339,000	332,644

	Principal Amount	Value

Leisure Products–0.18%

Mattel, Inc., Sr. Unsec. Global Notes, 5.45%, 11/01/2041	$204,000	$163,200
Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(b)	827,000	805,291
Sr. Unsec. Notes, 6.20%, 10/01/2040	113,000	94,920
		1,063,411

Life Sciences Tools & Services–0.02%

Charles River Laboratories International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2026(b)	138,000	140,070

Managed Health Care–0.18%

Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	237,000	237,296
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	192,000	188,400
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	670,000	675,863
		1,101,559

Metal & Glass Containers–0.19%

Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. (Ireland), Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	600,000	587,250
Flex Acquisition Co., Inc., Sr. Unsec. Notes, 7.88%, 07/15/2026(b)	405,000	408,807
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	133,000	126,017
		1,122,074

Movies & Entertainment–0.10%

AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	585,000	579,150

Multi-Utilities–0.36%

Dominion Energy, Inc., Series A, Jr. Unsec. Sub. Investment Units	35,500	874,365
DTE Energy Co., Series B, Jr. Unsec. Sub. Investment Units	17,200	426,216
Series E, Jr. Unsec. Sub. Investment Units	17,200	421,916
Series F, Jr. Unsec. Sub. Investment Units	16,700	440,546
		2,163,043

Oil & Gas Drilling–0.46%

Diamond Offshore Drilling, Inc., Sr. Unsec. Global Notes, 4.88%, 11/01/2043	192,000	139,200
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	27,000	22,950
7.75%, 02/01/2026	619,000	602,751

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Oil & Gas Drilling–(continued)

Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	$690,000	$672,750
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	610,000	585,600
6.50%, 12/15/2021	73,498	75,152
7.75%, 12/15/2023	25,000	26,563
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	647,000	609,797
		2,734,763

Oil & Gas Equipment & Services–0.28%

Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	510,000	507,450
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	487,000	494,914
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	365,000	284,700
8.25%, 06/15/2023	405,000	402,975
		1,690,039

Oil & Gas Exploration & Production–1.88%

Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	571,000	585,275
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(b)	446,000	495,060
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	328,000	295,200
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	699,000	712,980
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	198,000	180,180
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	611,000	620,165
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	216,000	209,520
6.63%, 05/01/2023	230,000	235,175
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(b)	251,000	247,235
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	357,000	376,635
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	647,000	662,366
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	880,000	917,400
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	483,000	478,170
5.63%, 03/01/2026	338,000	326,592
Sr. Unsec. Notes, 6.88%, 03/01/2021	278,000	296,765

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	$1,116,000	$1,039,275
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	345,000	355,350
6.75%, 09/15/2026	225,000	230,063
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 4.10%, 03/15/2022	292,000	278,860
7.50%, 04/01/2026	313,000	326,302
Tullow Oil PLC (Ghana), Sr. Unsec. Notes, 7.00%, 03/01/2025(b)	295,000	287,625
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	900,000	934,875
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	628,000	638,990
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	569,000	568,289
		11,298,347

Oil & Gas Refining & Marketing–0.12%

Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(b)	345,000	341,119
Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023(b)	385,000	379,309
		720,428

Oil & Gas Storage & Transportation–0.54%

Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	134,000	139,695
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Notes, 6.25%(c)	464,000	440,510
NGPL PipeCo. LLC, Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	320,000	320,800
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)	351,000	342,225
SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	535,000	516,275
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	542,000	544,710
5.25%, 05/01/2023	114,000	115,140
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(b)	227,000	231,824

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	$591,000	$596,910
		3,248,089

Other Diversified Financial Services–0.21%

Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/15/2021(b)	200,000	207,290
Lions Gate Capital Holdings LLC, Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	395,000	405,863
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	390,000	379,275
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), Sr. Sec. First Lien Notes, 5.50%, 03/01/2028(b)	200,000	183,500
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	101,000	104,156
		1,280,084

Packaged Foods & Meats–0.29%

B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	286,000	275,275
JBS Investments GmbH, Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	590,000	593,687
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	540,000	531,900
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	357,000	358,339
		1,759,201

Paper Packaging–0.07%

Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	461,000	425,273

Paper Products–0.09%

Mercer International Inc. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/2024	329,000	337,225
7.75%, 12/01/2022	24,000	25,230
Sr. Unsec. Notes, 5.50%, 01/15/2026(b)	163,000	158,925
		521,380

Pharmaceuticals–0.53%

Bausch Health Cos. Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	307,000	308,440
Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(b)	1,630,000	1,619,812
6.13%, 04/15/2025(b)	100,000	94,125
7.50%, 07/15/2021(b)	250,000	255,500

	Principal Amount	Value

Pharmaceuticals–(continued)

Endo DAC/Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	$200,000	$171,000
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	450,000	433,969
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 6.00%, 04/15/2024	268,000	277,625
		3,160,471

Publishing–0.15%

Meredith Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2026(b)	886,000	894,860

Railroads–0.15%

Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	876,000	901,842

Regional Banks–0.08%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	106,000	108,252
5.00%, 08/01/2023	260,000	264,225
Unsec. Sub. Global Notes, 6.13%, 03/09/2028	87,000	91,568
		464,045

Restaurants–0.41%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	1,447,000	1,394,546
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	276,000	288,593
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	603,000	574,357
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	240,000	227,304
		2,484,800

Security & Alarm Services–0.05%

Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	322,000	305,095

Semiconductors–0.13%

NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 4.63%, 06/01/2023(b)	785,000	795,794

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Sovereign Debt–17.57%

Abu Dhabi Government International Bond (United Arab Emirates), REGS, Sr. Unsec. Euro Notes, 3.13%, 10/11/2027(b)	$1,100,000	$1,037,982
4.13%, 10/11/2047(b)	900,000	855,710
Argentine Republic Government International Bond (Argentina), Sr. Unsec. Global Bonds, 7.13%, 07/06/2036	1,100,000	927,999
7.63%, 04/22/2046	1,000,000	849,635
Sr. Unsec. Global Notes, 7.13%, 06/28/2117	1,018,000	811,855
Bahrain Government International Bond (Bahrain), REGS, Sr. Unsec. Euro Bonds, 6.00%, 09/19/2044(b)	1,200,000	976,920
7.50%, 09/20/2047(b)	1,000,000	893,934
Sr. Unsec. Euro Notes, 6.75%, 09/20/2029(b)	900,000	823,433
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Bonds, 5.63%, 01/07/2041	1,000,000	937,000
5.63%, 02/21/2047	900,000	828,000
8.25%, 01/20/2034	825,000	996,394
Chile Government International Bond (Chile), Sr. Unsec. Global Notes, 3.13%, 01/21/2026	900,000	865,800
3.24%, 02/06/2028	1,100,000	1,057,100
3.86%, 06/21/2047	1,100,000	1,051,600
China Government International Bond (China), REGS, Sr. Unsec. Euro Bonds, 2.13%, 11/02/2022(b)	1,400,000	1,350,280
2.63%, 11/02/2027(b)	1,600,000	1,519,080
Colombia Government International Bond (Colombia), Sr. Unsec. Global Bonds, 5.63%, 02/26/2044	1,000,000	1,077,500
6.13%, 01/18/2041	800,000	904,000
7.38%, 09/18/2037	700,000	885,500
Costa Rica Government International Bond (Costa Rica), REGS, Sr. Unsec. Euro Notes, 7.00%, 04/04/2044(b)	800,000	824,000
Costa Rica Government International Bond (Costa Rica), REGS, Sr. Unsec. Euro Notes, 5.63%, 04/30/2043(b)	1,100,000	987,123
7.16%, 03/12/2045(b)	1,000,000	1,050,000
Croatia Government International Bond (Croatia), REGS, Sr. Unsec. Euro Notes, 5.50%, 04/04/2023(b)	1,500,000	1,599,165
6.00%, 01/26/2024(b)	1,300,000	1,419,319

	Principal Amount	Value

Sovereign Debt–(continued)

Dominican Republic International Bond (Dominican Republic), REGS, Sr. Unsec. Euro Bonds, 7.45%, 04/30/2044(b)	$825,000	$897,188
Sr. Unsec. Euro Notes, 6.50%, 02/15/2048(b)	950,000	936,344
6.85%, 01/27/2045(b)	950,000	970,928
Ecuador Government International Bond (Ecuador), REGS, Sr. Unsec. Euro Bonds, 9.65%, 12/13/2026(b)	800,000	809,000
Sr. Unsec. Euro Notes, 8.88%, 10/23/2027(b)	1,000,000	968,750
9.63%, 06/02/2027(b)	800,000	807,560
Egypt Government International Bond (Egypt), REGS, Sr. Unsec. Euro Notes, 6.88%, 04/30/2040(b)	961,000	888,590
7.90%, 02/21/2048(b)	1,000,000	996,012
Sr. Unsec. Global Notes, 8.50%, 01/31/2047(b)	800,000	845,194
El Salvador Government International Bond (El Salvador), REGS, Sr. Unsec. Euro Notes, 7.63%, 02/01/2041(b)	950,000	945,250
7.65%, 06/15/2035(b)	900,000	904,500
8.25%, 04/10/2032(b)	847,000	890,968
Emirate of Dubai Government International Bonds (United Arab Emirates), REGS, Sr. Unsec. Medium-Term Euro Notes, 5.25%, 01/30/2043(b)	1,000,000	976,640
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 5.38%, 03/25/2024	910,000	980,115
5.75%, 11/22/2023	850,000	927,169
7.63%, 03/29/2041	660,000	934,839
Indonesia Government International Bond (Indonesia), REGS, Sr. Unsec. Euro Bonds, 6.63%, 02/17/2037(b)	800,000	954,990
7.75%, 01/17/2038(b)	750,000	1,003,438
8.50%, 10/12/2035(b)	650,000	905,850
Jordan Government International Bond (Jordan), REGS, Sr. Unsec. Euro Bonds, 7.38%, 10/10/2047(b)	800,000	773,258
Sr. Unsec. Euro Notes, 5.75%, 01/31/2027(b)	1,000,000	959,360
6.13%, 01/29/2026(b)	1,000,000	995,338

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Sovereign Debt–(continued)

Kazakhstan Government International Bond (Kazakhstan), REGS, Sr. Unsec. Euro Notes, 4.88%, 10/14/2044(b)	$850,000	$866,548
Sr. Unsec. Medium-Term Euro Notes, 5.13%, 07/21/2025(b)	950,000	1,022,565
6.50%, 07/21/2045(b)	900,000	1,111,605
Lebanon Government International Bond (Lebanon), REGS, Sr. Unsec. Euro Bonds, 7.25%, 03/23/2037(b)	909,000	745,389
Sr. Unsec. Euro Notes, 6.75%, 11/29/2027(b)	1,203,000	1,002,700
Sr. Unsec. Medium-Term Global Euro Notes, 6.65%, 02/26/2030(b)	1,069,000	868,456
Lithuania Government International Bond (Lithuania), REGS, Sr. Unsec. Euro Notes, 6.63%, 02/01/2022(b)	1,350,000	1,498,320
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 4.60%, 01/23/2046	950,000	874,000
Sr. Unsec. Medium-Term Global Notes, 5.75%, 10/12/2110	950,000	939,313
Series A, Sr. Unsec. Medium-Term Global Notes, 6.05%, 01/11/2040	912,000	1,004,568
Nigeria Government International Bond (Nigeria), REGS, Sr. Unsec. Euro Notes, 7.70%, 02/23/2038(b)	1,000,000	992,080
7.88%, 02/16/2032(b)	800,000	828,644
Sr. Unsec. Medium-Term Euro Notes, 7.63%, 11/28/2047(b)	1,000,000	965,457
Oman Government International Bond (Oman), REGS, Sr. Unsec. Euro Notes, 5.63%, 01/17/2028(b)	1,000,000	978,785
6.50%, 03/08/2047(b)	1,000,000	936,678
6.75%, 01/17/2048(b)	1,000,000	955,964
Pakistan Government International Bond (Pakistan), REGS, Sr. Unsec. Euro Notes, 6.88%, 12/05/2027(b)	1,000,000	959,670
8.25%, 04/15/2024(b)	800,000	838,441
8.25%, 09/30/2025(b)	1,010,000	1,057,481
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 3.88%, 03/17/2028	1,000,000	1,000,000
7.13%, 01/29/2026	750,000	904,688
8.88%, 09/30/2027	669,000	909,840

	Principal Amount	Value

Sovereign Debt–(continued)

Paraguay Government International Bond (Paraguay), REGS, Sr. Unsec. Euro Bonds, 5.00%, 04/15/2026(b)	$1,000,000	$1,035,000
Sr. Unsec. Euro Notes, 5.60%, 03/13/2048(b)	900,000	917,550
6.10%, 08/11/2044(b)	800,000	872,000
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 5.63%, 11/18/2050	802,000	953,578
7.35%, 07/21/2025	750,000	921,375
8.75%, 11/21/2033	621,000	919,080
Philippine Government International Bond (Philippines), Sr. Unsec. Global Bonds, 6.38%, 10/23/2034	750,000	938,566
7.75%, 01/14/2031	700,000	937,927
9.50%, 02/02/2030	687,000	1,017,429
Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 3.25%, 04/06/2026	954,000	930,190
Qatar Government International Bond (Qatar), REGS, Sr. Unsec. Euro Notes, 5.10%, 04/23/2048(b)	900,000	921,152
5.75%, 01/20/2042(b)	725,000	822,979
6.40%, 01/20/2040(b)	900,000	1,093,833
Republic of Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 3.00%, 03/17/2023	974,000	958,489
4.00%, 01/22/2024	995,000	1,016,965
Republic of South Africa Government International Bond (South Africa), Sr. Unsec. Global Bonds, 5.38%, 07/24/2044	1,050,000	965,884
6.30%, 06/22/2048	900,000	898,565
Sr. Unsec. Global Notes, 6.25%, 03/08/2041	800,000	820,518
Romanian Government International Bond (Romania), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.38%, 08/22/2023(b)	946,000	965,618
4.88%, 01/22/2024(b)	952,000	991,960
6.13%, 01/22/2044(b)	780,000	903,614
Russian Foreign Bond (Russia), REGS, Sr. Unsec. Euro Bonds, 4.88%, 09/16/2023(b)	1,000,000	1,044,470
5.63%, 04/04/2042(b)	800,000	860,445
5.88%, 09/16/2043(b)	800,000	887,862

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Sovereign Debt–(continued)

Saudi Government International Bond (Saudi Arabia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.50%, 10/26/2046(b)	$1,100,000	$1,040,655
4.63%, 10/04/2047(b)	1,000,000	956,378
5.00%, 04/17/2049(b)	1,000,000	989,285
Serbia International Bond (Serbia), REGS, Sr. Unsec. Euro Notes, 7.25%, 09/28/2021(b)	1,300,000	1,424,063
Slovenia Government International Bond (Slovenia), REGS, Sr. Unsec. Euro Notes, 5.25%, 02/18/2024(b)	1,400,000	1,525,094
Sri Lanka Government International Bond (Sri Lanka), REGS, Sr. Unsec. Euro Bonds, 6.83%, 07/18/2026(b)	1,050,000	1,055,299
6.85%, 11/03/2025(b)	950,000	959,510
Sr. Unsec. Euro Notes, 6.13%, 06/03/2025(b)	850,000	827,302
Trinidad & Tobago Government International Bond (Trinidad), REGS, Sr. Unsec. Euro Notes, 4.50%, 08/04/2026(b)	1,550,000	1,512,025
Unsec. Euro Notes, 4.38%, 01/16/2024(b)	1,200,000	1,195,860
Turkey Government International Bond (Turkey), Sr. Unsec. Global Notes, 6.88%, 03/17/2036	898,000	827,371
7.25%, 03/05/2038	850,000	811,975
8.00%, 02/14/2034	810,000	837,884
Ukraine Government International Bond (Ukraine), REGS, Sr. Unsec. Euro Notes, 7.75%, 09/01/2025(b)	900,000	883,643
7.75%, 09/01/2026(b)	900,000	872,874
7.75%, 09/01/2027(b)	1,000,000	960,640
		105,336,709

Specialized Consumer Services–0.20%

ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	942,000	911,385
Sr. Unsec. Notes, 7.45%, 08/15/2027	254,000	269,240
		1,180,625

Specialized Finance–0.11%

AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	200,000	207,250
Aircastle Ltd.,’ Sr. Unsec. Global Notes, 7.63%, 04/15/2020	70,000	74,463
Sr. Unsec. Notes, 5.00%, 04/01/2023	383,000	391,426
		673,139

	Principal Amount	Value

Specialized REITs–0.47%

Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	$1,045,000	$1,082,881
Iron Mountain Inc.,’ Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	203,000	208,075
Sr. Unsec. Sub. Gtd. Global Notes, 5.75%, 08/15/2024	115,000	114,281
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	303,000	289,744
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	865,000	816,093
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/2022	79,000	78,901
4.88%, 09/01/2024	227,000	220,190
		2,810,165

Specialty Chemicals–0.17%

Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	300,000	297,750
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	735,000	739,373
		1,037,123

Steel–0.33%

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.00%, 10/15/2039	325,000	368,063
Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	663,000	645,596
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	951,000	977,124
		1,990,783

Technology Distributors–0.04%

CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	221,000	219,825

Technology Hardware, Storage & Peripherals–0.20%

Dell International LLC/ EMC Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	1,135,000	1,220,382

Textiles–0.12%

Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025(b)	739,000	737,153

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount	Value

Trading Companies & Distributors–0.41%

BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	$576,000	$565,920
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	717,000	709,830
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	438,000	471,542
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	50,000	51,000
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	151,000	150,004
5.88%, 09/15/2026	475,000	483,906
		2,432,202

Trucking–0.07%

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	180,000	166,275
6.38%, 04/01/2024(b)	230,000	228,850
		395,125

Wireless Telecommunication Services–0.90%

Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/2020(b)	403,000	295,198
Oztel Holdings SPC Ltd. (Oman), Sr. Sec. Gtd. Notes, 5.63%, 10/24/2023(b)	382,000	384,692
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	235,000	277,888
Sprint Corp.,’ Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	1,104,000	1,163,340
7.63%, 02/15/2025	84,000	88,225
7.88%, 09/15/2023	1,558,000	1,665,112
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	1,465,000	1,540,081
		5,414,536
Total U.S. Dollar Denominated Bonds & Notes (Cost $286,589,514)		280,304,631

	Shares

Preferred Stocks–21.50%

Alternative Carriers–0.75%

Qwest Corp., 6.13% Pfd.	21,500	448,275
Qwest Corp., 6.50% Pfd.	48,800	1,071,648
Qwest Corp., 6.63% Pfd.	31,000	682,310
Qwest Corp., 6.75% Pfd.	46,500	1,042,995
Qwest Corp., 6.88% Pfd.	23,800	537,642
Qwest Corp., 7.00% Pfd.	14,300	332,618
Qwest Corp., 7.00% Pfd.	9,500	220,875
Qwest Corp., 7.50% Pfd.	6,456	163,079
		4,499,442

	Shares	Value

Asset Management & Custody Banks–1.30%

Apollo Global Management LLC, Series A, 6.38% Pfd.	12,600	$319,032
Apollo Global Management LLC, Series B, 6.38% Pfd.	13,800	345,414
Apollo Investment Corp., 6.88% Pfd.	7,400	186,258
Ares Management, L.P., Series A, 7.00% Pfd.	13,300	356,440
Bank of New York Mellon Corp. (The), 5.20% Pfd.	24,400	614,880
BrightSphere Investment Group PLC, 5.13% Pfd.	6,600	156,420
Carlyle Group LP (The), Series A, 5.88% Pfd.	18,500	448,255
KKR & Co. Inc., Series A, 6.75% Pfd.	12,400	333,560
KKR & Co. Inc., Series B, 6.50% Pfd.	12,400	330,460
Legg Mason, Inc., 5.45% Pfd.	23,100	565,950
Legg Mason, Inc., 6.38% Pfd.	11,600	306,704
Northern Trust Corp., Series C, 5.85% Pfd.	17,200	464,916
Oaktree Capital Group, LLC, Series A, 6.63% Pfd.	8,000	206,080
Prospect Capital Corp., 6.25% Pfd.	9,500	237,975
State Street Corp., Series C, 5.25% Pfd.	13,800	346,380
State Street Corp., Series D, 5.90% Pfd.	23,100	626,934
State Street Corp., Series E, 6.00% Pfd.	44,300	1,162,875
State Street Corp., Series G, 5.35% Pfd.	30,300	790,224
		7,798,757

Consumer Finance–0.69%

Capital One Financial Corp., Series B, 6.00% Pfd.	17,200	438,600
Capital One Financial Corp., Series C, 6.25% Pfd.	14,300	371,228
Capital One Financial Corp., Series D, 6.70% Pfd.	17,200	452,532
Capital One Financial Corp., Series F, 6.20% Pfd.	19,100	503,667
Capital One Financial Corp., Series G, 5.20% Pfd.	39,900	996,702
Capital One Financial Corp., Series H, 6.00% Pfd.	41,800	1,080,530
Navient Corp., 6.00% Pfd.	12,200	271,084
		4,114,343

Diversified Banks–6.36%

Bank of America Corp., Series W, 6.63% Pfd.	58,100	1,519,896
Bank of America Corp., Series Y, 6.50% Pfd.	75,300	1,964,577
Bank of America Corp., Series CC, 6.20% Pfd.	64,500	1,679,580
Bank of America Corp., Series EE, 6.00% Pfd.	60,200	1,561,588
Bank of America Corp., Series GG, 6.00% Pfd.	59,800	1,543,438
Barclays Bank PLC (United Kingdom), Series 5, 8.13% Pfd.	40,000	1,062,800

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Shares	Value

Diversified Banks–(continued)

Citigroup Inc., Series J, 7.13% Pfd.	53,200	$1,486,940
Citigroup Inc., Series K, 6.88% Pfd.	52,700	1,464,006
Citigroup Inc., Series L, 6.88% Pfd.	21,500	558,785
Citigroup Inc., Series S, 6.30% Pfd.	59,800	1,572,142
ING Groep NV (Netherlands), 6.38% Pfd.	30,000	778,200
JPMorgan Chase & Co., Series P, 5.45% Pfd.	9,500	242,820
JPMorgan Chase & Co., Series T, 6.70% Pfd.	14,300	376,376
JPMorgan Chase & Co., Series W, 6.30% Pfd.	14,300	373,087
JPMorgan Chase & Co., Series Y, 6.13% Pfd.	62,400	1,638,000
JPMorgan Chase & Co., Series AA, 6.10% Pfd.	90,400	2,410,064
JPMorgan Chase & Co., Series BB, 6.15% Pfd.	91,500	2,442,135
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series S, 6.60% Pfd.	22,100	567,528
US Bancorp, Series F, 6.50% Pfd.	68,900	1,918,176
Wells Fargo & Co., 5.20% Pfd.	65,600	1,619,008
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	581	737,289
Wells Fargo & Co., Series J, 8.00% Pfd.	9,500	241,395
Wells Fargo & Co., Series O, 5.13% Pfd.	57,600	1,425,024
Wells Fargo & Co., Series P, 5.25% Pfd.	23,100	574,266
Wells Fargo & Co., Series Q, 5.85% Pfd.	33,400	868,066
Wells Fargo & Co., Series R, 6.63% Pfd.	33,200	912,336
Wells Fargo & Co., Series T, 6.00% Pfd.	48,800	1,259,040
Wells Fargo & Co., Series V, 6.00% Pfd.	35,500	924,775
Wells Fargo & Co., Series W, 5.70% Pfd.	35,500	896,375
Wells Fargo & Co., Series X, 5.50% Pfd.	92,500	2,317,125
Wells Fargo & Co., Series Y, 5.63% Pfd.	48,800	1,227,808
		38,162,645

Diversified Capital Markets–0.40%

Deutsche Bank Contingent Capital Trust V (Germany), 8.05% Pfd.	94,000	2,395,120

Diversified REITs–0.37%

PS Business Parks, Inc., Series U, 5.75% Pfd.	11,000	276,870
PS Business Parks, Inc., Series W, 5.20% Pfd.	11,100	268,509
PS Business Parks, Inc., Series X, 5.25% Pfd.	10,500	249,375
PS Business Parks, Inc., Series Y, 5.20% Pfd.	10,200	237,966
VEREIT Inc., Series F, 6.70% Pfd.	46,100	1,173,706
		2,206,426

	Shares	Value

Electric Utilities–1.31%

Alabama Power Co., Series A, 5.00% Pfd.	11,600	$295,220
Duke Energy Corp., 5.13% Pfd.	23,100	579,579
Entergy Arkansas, Inc., 4.88% Pfd.	16,700	407,480
Entergy Arkansas, Inc., 4.90% Pfd.	11,600	288,365
Entergy Louisiana, LLC, 4.88% Pfd.	18,500	449,735
Entergy Louisiana, LLC, 5.25% Pfd.	10,500	264,075
Entergy Mississippi, Inc., 4.90% Pfd.	12,900	313,728
Entergy Texas Inc., 5.63% Pfd.	9,200	236,900
Georgia Power Co., Series 2017A, 5.00% Pfd.	12,000	296,400
Interstate Power & Light Co., Series D, 5.10% Pfd.	9,000	225,720
Pacific Gas & Electric Co., Series A, 6.00% Pfd.	5,300	133,454
SCE Trust IV, Series J, 5.38% Pfd.	22,600	577,882
SCE Trust V, Series K, 5.45% Pfd.	17,700	449,934
SCE Trust VI, 5.00% Pfd.	37,000	845,450
Southern Co. (The), 5.25% Pfd.	20,800	509,808
Southern Co. (The), 5.25% Pfd.	45,200	1,118,700
Southern Co. (The), 6.25% Pfd.	33,200	865,192
		7,857,622

Health Care REITs–0.10%

Senior Housing Properties Trust, 5.63% Pfd.	25,800	630,036

Industrial Machinery–0.09%

Stanley Black & Decker Inc., $5.75 Investment Units	22,500	570,825

Insurance Brokers–0.08%

Assured Guaranty Municipal Holdings Inc., 6.25% Pfd.	18,500	469,715

Integrated Telecommunication Services–0.34%

AT&T Inc., 5.35% Pfd.	57,600	1,423,872
Verizon Communications Inc., 5.90% Pfd.	23,100	597,597
		2,021,469

Internet Software & Services–0.14%

eBay Inc., 6.00% Pfd.	33,200	869,840

Investment Banking & Brokerage–1.64%

BGC Partners Inc., 8.13% Pfd.	4,400	112,420
Charles Schwab Corp. (The), Series C, 6.00% Pfd.	22,600	600,482
Charles Schwab Corp. (The), Series D, 5.95% Pfd.	35,500	935,780
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	17,200	442,040
Goldman Sachs Group, Inc. (The), Series K, 6.38% Pfd.	44,300	1,188,126

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Shares	Value

Investment Banking & Brokerage–(continued)

Goldman Sachs Group, Inc. (The), Series N, 6.30% Pfd.	45,200	$1,184,692
Morgan Stanley, Series E, 7.13% Pfd.	13,300	373,331
Morgan Stanley, Series F, 6.88% Pfd.	29,200	798,620
Morgan Stanley, Series G, 6.63% Pfd.	23,100	599,907
Morgan Stanley, Series I, 6.38% Pfd.	64,600	1,735,156
Morgan Stanley, Series K, 5.85% Pfd.	55,400	1,436,522
Stifel Financial Corp., 5.20% Pfd.	9,300	229,896
Stifel Financial Corp., Series A, 6.25% Pfd.	6,500	170,170
		9,807,142

Life & Health Insurance–0.58%

Aegon N.V. (Netherlands), 6.38% Pfd.	4,600	119,416
MetLife, Inc., Series E, 5.63% Pfd.	35,700	908,922
Prudential Financial Inc., 5.70% Pfd.	30,100	762,132
Prudential Financial Inc., 5.75% Pfd.	25,400	653,288
Prudential PLC (United Kingdom), 6.75% Pfd.	12,300	324,474
Torchmark Corp., 6.13% Pfd.	13,300	347,795
Unum Group, 6.25% Pfd.	13,300	334,894
		3,450,921

Mortgage REITs–0.12%

Ventas Realty L.P. / Ventas Capital Corp., 5.45% Pfd.	12,300	307,377
Wells Fargo Real Estate Investment Corp., Series A, 6.38% Pfd.	16,700	435,703
		743,080

Multi-Line Insurance–0.18%

American Financial Group, Inc., 6.00% Pfd.	12,900	326,628
Hartford Financial Services Group Inc. (The), 7.88% Pfd.	26,600	755,440
		1,082,068

Multi-Utilities–0.08%

Integrys Holding, Inc., 6.00% Pfd.	17,750	468,156

Office REITs–0.31%

Boston Properties, Inc., Series B, 5.25% Pfd.	9,000	224,820
Government Properties Income Trust, 5.88% Pfd.	13,700	345,788
SL Green Realty Corp., Series I, 6.50% Pfd.	9,900	253,836
Vornado Realty Trust, Series L, 5.40% Pfd.	42,200	1,032,634
		1,857,078

Office Services & Supplies–0.07%

Pitney Bowes Inc., 6.70% Pfd.	18,300	450,180

	Shares	Value

Oil & Gas Refining & Marketing–0.14%

NuStar Energy L.P., Series A, 8.50% Pfd.	26,800	$644,272
NuStar Energy L.P., Series C, 9.00% Pfd.	7,700	190,806
		835,078

Oil & Gas Storage & Transportation–0.26%

DCP MIDSTREAM, LP, Series B, 7.88% Pfd.	7,100	181,121
ENBRIDGE INC. (Canada), Series B, 6.38% Pfd.	28,600	729,872
Energy Transfer Partners, L.P., Series C, 7.38% Pfd.	19,400	487,328
Targa Resources Partners L.P., Series A, 9.00% Pfd.	6,200	166,718
		1,565,039

Other Diversified Financial Services–0.08%

PPL Capital Funding, Inc., Series B, 5.90% Pfd.	19,400	486,940

Property & Casualty Insurance–1.23%

Allstate Corp. (The), 5.10% Pfd.	20,500	531,155
Allstate Corp. (The), Series A, 5.63% Pfd.	6,600	166,188
Allstate Corp. (The), Series C, 6.75% Pfd.	13,300	340,746
Allstate Corp. (The), Series E, 6.63% Pfd.	35,800	922,924
Allstate Corp. (The), Series F, 6.25% Pfd.	20,800	544,128
Allstate Corp. (The), Series G, 5.63% Pfd.	29,200	755,404
Arch Capital Group Ltd., Series E, 5.25% Pfd.	19,100	453,625
Arch Capital Group Ltd., Series F, 5.45% Pfd.	16,800	413,448
Argo Group U.S. Inc., 6.50% Pfd.	6,800	172,788
Aspen Insurance Holdings Ltd. (Bermuda), 5.95% Pfd.	7,500	192,375
Aspen Insurance Holdings Ltd. (Bermuda), 5.63% Pfd.	14,000	344,400
AXIS Capital Holdings Ltd., Series E, 5.50% Pfd.	34,400	854,496
Hanover Insurance Group, Inc. (The), 6.35% Pfd.	8,700	220,806
Kemper Corp., 7.38% Pfd.	7,700	200,508
Selective Insurance Group, Inc., 5.88% Pfd.	8,700	220,188
W. R. Berkley Corp., 5.63% Pfd.	13,800	340,446
W. R. Berkley Corp., 5.75% Pfd.	19,400	482,284
W. R. Berkley Corp., 5.70% Pfd.	8,000	197,600
		7,353,509

Regional Banks–2.28%

BB&T Corp., Series D, 5.85% Pfd.	13,300	345,401

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Shares	Value

Regional Banks–(continued)

BB&T Corp., Series E, 5.63% Pfd.	53,200	$1,361,388
BB&T Corp., Series G, 5.20% Pfd.	5,000	125,700
BB&T Corp., Series H, 5.63% Pfd.	66,800	1,770,868
BOK Financial Corp., 5.38% Pfd.	7,100	177,642
CIT Group Inc., Series A, 5.80% Pfd.	70,000	68,950
Commerce Bancshares Inc., Series B, 6.00% Pfd.	6,900	178,434
Cullen/Frost Bankers, Inc., 5.38% Pfd.	7,100	178,210
Fifth Third Bancorp, Series I, 6.63% Pfd.	20,800	567,424
First Horizon National Corp., Series A, 6.20% Pfd.	5,500	139,315
First Republic Bank, Series D, 5.50% Pfd.	6,500	163,540
First Republic Bank, Series E, 7.00% Pfd.	4,500	115,425
First Republic Bank, Series F, 5.70% Pfd.	10,200	261,630
First Republic Bank, Series G, 5.50% Pfd.	9,500	237,690
First Republic Bank, Series H, 5.13% Pfd.	9,900	246,906
First Republic Bank, Series I, 5.50% Pfd.	13,500	335,475
FNB Corp., 7.25% Pfd.	5,600	161,168
Hancock Holding Co., 5.95% Pfd.	7,400	190,402
Huntington Bancshares, Inc., Series C, 5.88% Pfd.	10,200	261,528
Huntington Bancshares, Inc., Series D, 6.25% Pfd.	22,400	591,584
KeyCorp, Series E, 6.13% Pfd.	23,100	625,317
MB Financial Inc., Series C, 6.00% Pfd.	10,000	260,000
People’s United Financial, Inc., Series A, 5.63% Pfd.	11,600	300,788
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	79,800	2,184,924
PNC Financial Services Group, Inc. (The), Series Q, 5.38% Pfd.	3,000	75,540
Regions Financial Corp., Series A, 6.38% Pfd.	15,100	383,389
Regions Financial Corp., Series B, 6.38% Pfd.	26,600	724,318
Synovus Financial Corp., Series D, 6.30% Pfd.	8,600	222,310
TCF Financial Corp., Series C, 5.70% Pfd.	9,000	223,650
Texas Capital Bancshares, Inc., Series A, 6.50% Pfd.	12,100	307,824
Valley National Bancorp, Series A, 6.25% Pfd.	9,500	249,470
Valley National Bancorp, Series B, 5.50% Pfd.	3,900	100,230
Webster Financial Corp., Series F, 5.25% Pfd.	7,900	191,970
Wintrust Financial Corp., Series D, 6.50% Pfd.	6,300	168,966
Zions Bancorp., Series G, 6.30% Pfd.	7,300	196,297
		13,693,673

	Shares	Value

Reinsurance–0.56%

Enstar Group Ltd. (Bermuda), Series D, 7.00% Pfd.	17,200	$441,524
PartnerRe Ltd. (Bermuda), Series H, 7.25% Pfd.	26,600	738,682
Reinsurance Group of America, Inc., 5.75% Pfd.	23,100	596,673
Reinsurance Group of America, Inc., 6.20% Pfd.	12,900	345,849
RenaissanceRe Holdings Ltd. (Bermuda), Series F, 5.75% Pfd.	11,200	284,032
RenaissanceRe Holdings Ltd. (Bermuda), Series E, 5.38% Pfd.	18,500	460,095
Validus Holdings, Ltd., Series A, 5.88% Pfd.	9,200	238,372
Validus Holdings, Ltd., Series B, 5.80% Pfd.	10,700	271,994
		3,377,221

Residential REITs–0.05%

American Homes 4 Rent, Series F, 5.88% Pfd.	7,900	194,972
American Homes 4 Rent, Series G, 5.88% Pfd.	4,500	111,285
		306,257

Retail REITs–0.57%

CBL & Associates Properties, Inc., Series D, 7.38% Pfd.	28,600	551,694
DDR Corp., Series A, 6.38% Pfd.	11,600	298,236
DDR Corp., Series J, 6.50% Pfd.	13,600	338,096
Federal Realty Investment Trust, Series C, 5.00% Pfd.	6,600	158,862
Kimco Realty Corp., Class M, 5.25% Pfd.	16,000	362,400
Kimco Realty Corp., Series I, 6.00% Pfd.	3,762	94,614
Kimco Realty Corp., Series L, 5.13% Pfd.	16,000	363,520
Kimco Realty Corp., Series J, 5.50% Pfd.	10,800	261,900
National Retail Properties, Inc., Series E, 5.70% Pfd.	9,200	232,484
National Retail Properties, Inc., Series F, 5.20% Pfd.	19,100	463,557
Spirit Realty Capital Inc., Series A, 6.00% Pfd.	7,800	183,300
Washington Prime Group Inc., Series H, 7.50% Pfd.	4,400	102,740
		3,411,403

Specialized REITs–0.95%

Digital Realty Trust Inc., Series C, 6.63% Pfd.	8,400	223,272
Digital Realty Trust, Inc., Series G, 5.88% Pfd.	13,300	336,091
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	17,700	460,908
Digital Realty Trust, Inc., Series J, 5.25% Pfd.	15,500	378,200

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Shares	Value

Specialized REITs–(continued)

EPR Properties, Series G, 5.75% Pfd.	7,600	$175,560
Public Storage, Series A, 5.88% Pfd.	8,400	216,804
Public Storage, Series B, 5.40% Pfd.	27,100	687,798
Public Storage, Series C, 5.13% Pfd.	28,800	716,256
Public Storage, Series D, 4.95% Pfd.	34,400	852,088
Public Storage, Series E, 4.90% Pfd.	35,500	862,650
Public Storage, Series F, 5.15% Pfd.	10,800	268,056
Public Storage, Series G, 5.05% Pfd.	12,900	319,017
Public Storage, Series Y, 6.38% Pfd.	8,100	209,304
		5,706,004

Thrifts & Mortgage Finance–0.11%

New York Community Bancorp Inc., Series A, 6.38% Pfd.	23,800	639,030

Trading Companies & Distributors–0.03%

GATX Corp., 5.63% Pfd.	6,800	172,584

Wireless Telecommunication Services–0.33%

Telephone & Data Systems Inc., 5.88% Pfd.	12,900	317,598
Telephone & Data Systems Inc., 7.00% Pfd.	23,100	579,348
United States Cellular Corp., 6.95% Pfd.	7,600	190,532
United States Cellular Corp., 7.25% Pfd.	16,700	425,850
United States Cellular Corp., 7.25% Pfd.	17,400	446,136
		1,959,464
Total Preferred Stocks (Cost $130,130,709)		128,961,067

Common Stocks & Other Equity Interests–8.94%

Mortgage REITs–8.94%

AG Mortgage Investment Trust, Inc.	28,038	547,584
AGNC Investment Corp.	135,067	2,629,754
Annaly Capital Management, Inc.	494,305	5,298,950
Anworth Mortgage Asset Corp.	106,169	535,092
Apollo Commercial Real Estate Finance, Inc.	113,449	2,165,741
Arbor Realty Trust, Inc.	55,063	626,066
Ares Commercial Real Estate Corp.	19,250	271,810
Blackstone Mortgage Trust, Inc. -Class A	131,773	4,366,957
Capstead Mortgage Corp.	173,699	1,453,861
Cherry Hill Mortgage Investment Corp.	14,355	264,419
Chimera Investment Corp.	284,714	5,438,037
CYS Investments, Inc.	418,658	3,060,390
Ladder Capital Corp.	180,532	2,886,707
MFA Financial, Inc.	539,993	4,346,944
MTGE Investment Corp.	78,539	1,574,707
New Residential Investment Corp.	287,726	5,147,418
New York Mortgage Trust, Inc.	332,504	2,064,850
Orchid Island Capital Inc.	71,613	582,214
PennyMac Mortgage Investment Trust	28,377	547,392
Redwood Trust, Inc.	131,063	2,203,169

	Shares	Value

Mortgage REITs–(continued)

Starwood Property Trust, Inc.	241,608	$5,518,327
Two Harbors Investment Corp.	132,489	2,053,580
		53,583,969
Total Common Stocks & Other Equity Interests (Cost $50,139,213)		53,583,969

Exchange-Traded Notes–8.66%

ETRACS Alerian MLP Infrastructure Index ETN, 6.58% (linked to the Alerian MLP Infrastructure Index - 0.21%), 04/02/2040(e)	925,000	22,283,250
JPMorgan Alerian MLP Index ETN, 7.14% (linked to the Alerian MLP Index - 0.21%), 05/24/2024(e)	1,060,000	29,669,400
Total Exchange-Traded Notes (Cost $51,968,107)		51,952,650

	Principal Amount

U.S. Treasury Securities–7.53%

U.S. Treasury Bills–0.08%

2.14%, 01/24/2019(f)(g)	$ 505,000	499,729

U.S. Treasury STRIPS–7.45%

3.09%, 11/15/2045(f)(h)	102,500,000	44,646,813
Total U.S. Treasury Securities (Cost $45,205,103)		45,146,542

	Shares

Exchange-Traded Fund–1.63%

Vanguard Real Estate ETF (Cost $9,792,391)	119,000	9,750,860

	Principal Amount

Non-U.S. Dollar Denominated Bonds & Notes–0.41%(i)

Beverage & Tobacco–0.04%

Sunshine Mid B.V. (Netherlands), Sr. Unsec. Gtd. Bonds, 6.50%, 05/15/2026(b)	EUR	200,000	231,137

Cable & Satellite–0.03%

Tele Columbus AG (Germany), Sr. Sec. Notes, 3.88%, 05/02/2025(b)	EUR	150,000	169,376

Casinos & Gaming–0.04%

PizzaExpress Financing 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 6.63%, 08/01/2021(b)	GBP	200,000	244,925

Diversified Banks–0.12%

ABN AMRO Bank N.V. (Netherlands), REGS, Jr. Sub. Euro Bonds, 4.75%(b)(c)	EUR	200,000	227,324

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

	Principal Amount		Value

Diversified Banks–(continued)

CaixaBank, S.A. (Spain), REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 6.75%(b)(c)	EUR	200,000	$257,421
Erste Group Bank AG (Austria), REGS, Jr. Unsec. Sub. Euro Bonds, 6.50%(b)(c)	EUR	200,000	257,699
			742,444

Diversified Chemicals–0.08%

Chemours Co. (The), Sr. Unsec. Gtd. Euro Bonds, 4.00%, 05/15/2026	EUR	375,000	443,455

Other Diversified Financial Services–0.05%

Iceland Bondco PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 4.63%, 03/15/2025(b)	GBP	250,000	303,550

Packaged Foods & Meats–0.03%

Darling Global Finance B.V., Sr. Unsec. Gtd. Bonds, 3.63%, 05/15/2026(b)	EUR	150,000	179,328

Textiles–0.02%

Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 5.38%, 05/01/2023(b)	EUR	100,000	117,172
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $2,493,187)			2,431,387

	Principal Amount	Value

Variable Rate Senior Loan Interests–0.23%(j)

Food Retail–0.23%

Albertson’s LLC, Term Loan B-4, 4.84% (1 mo. USD LIBOR + 2.75%), 08/25/2021 (Cost $1,355,121)	$1,392,439	$1,388,958

	Shares

Money Market Funds–3.20%

Invesco Government & Agency Portfolio –Institutional Class, 1.82% (k)	6,734,711	6,734,711
Invesco Liquid Assets Portfolio –Institutional Class, 2.06% (k)	4,768,802	4,770,232
Invesco Treasury Portfolio –Institutional Class, 1.79% (k)	7,696,813	7,696,813
Total Money Market Funds (Cost $19,200,999)		19,201,756
TOTAL INVESTMENTS IN SECURITIES–98.84% (Cost $596,874,344)		592,721,820
OTHER ASSETS LESS LIABILITIES–1.16%		6,974,409
NET ASSETS–100.00%		$599,696,229

Investment Abbreviations:

Conv.	—Convertible
Deb.	—Debentures
ETN	—Exchange Traded Notes
ETF	—Exchange-Traded Fund
EUR	—Euro
GBP	—British Pound
Gtd.	—Guaranteed
Jr.	—Junior
LIBOR	—London Interbank Offered Rate
MLP	—Master Limited Partnership
Pfd.	—Preferred
PIK	—Pay-in-Kind
REGS	—Regulation S
REIT	—Real Estate Investment Trust
Sec.	—Secured
Sr.	—Senior
STRIPS	—Separately Traded Registered Interest and Principal Security
Sub.	—Subordinated
UK	—Unitied Kingdom
Unsec.	—Unsecured
USD	—U.S. Dollar

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2018 was $141,053,529, which represented 23.52% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.

(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2018.

(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the most recent auction date of the security prior to period-end.

(g)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1I.

(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F.

(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(j)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933 and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(k)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

Open Futures Contracts
					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)
E-Mini Russell 2000	280	September-2018	$23,413,600	$(62,022)	$(62,022)
E-Mini S&P 500 Index	169	September-2018	23,804,495	321,030	321,030
EURO STOXX 50 Index	780	September-2018	32,151,276	1,094,926	1,094,926
FTSE 100 Index	309	September-2018	31,241,659	227,833	227,833
Hang Seng Index	34	August-2018	6,157,560	(77,667)	(77,667)
Topix Stock Price Index	150	September-2018	23,449,448	(266,778)	(266,778)
Subtotal—Equity Risk				1,237,322	1,237,322
Euro Bonds	148	September-2018	27,963,647	37,353	37,353
Long Gilt	160	September-2018	25,763,773	(60,745)	(60,745)
Subtotal—Interest Rate Risk				(23,392)	(23,392)
Subtotal—Long Futures Contracts				1,213,930	1,213,930

Short Futures Contracts
U.S. Treasury Long Bonds - Interest Rate Risk	36	September-2018	(5,146,875)	76,433	76,433
Total Futures Contracts				$1,290,363	$1,290,363

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized
Date	Counterparty	Deliver			Receive	Appreciation
08/31/2018	Barclays Bank PLC	EUR	741,174	USD	873,151	$ 4,649
08/31/2018	Barclays Bank PLC	GBP	353,982	USD	473,897	8,735
08/31/2018	Goldman Sachs International	EUR	790,000	USD	930,058	4,342
Total Forward Foreign Currency Contracts—Currency Risk						$ 17,726

Currency Abbreviations:

EUR	—	Euro	GBP	—	British Pound Sterling	USD	—	U.S. Dollar

See accompanying notes which are an integral part of this schedule.

Invesco Multi-Asset Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Invesco Multi-Asset Income Fund

A.	Security Valuations – (continued)

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts

Invesco Multi-Asset Income Fund

D.	Foreign Currency Translations – (continued)

actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

G.

Call Options Purchased and Written – The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Invesco Multi-Asset Income Fund

G.	Call Options Purchased and Written – (continued)

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

H.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

I.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Invesco Multi-Asset Income Fund

I.	Swap Agreements– (continued)

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized

Invesco Multi-Asset Income Fund

I.	Swap Agreements– (continued)

gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

J.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

K.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

L.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended July 31, 2018, there were no material transfers between valuation levels.

Invesco Multi-Asset Income Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$3,800,689	$276,503,942	$—	$280,304,631
Preferred Stocks	128,423,961	537,106	—	128,961,067
Common Stocks & Other Equity Interests	53,583,969	—	—	53,583,969
Exchange-Traded Notes	51,952,650	—	—	51,952,650
U.S. Treasury Securities	—	45,146,542	—	45,146,542
Exchange-Traded Fund	9,750,860	—	—	9,750,860
Non-U.S. Dollar Denominated Bonds & Notes	—	2,431,387	—	2,431,387
Variable Rate Senior Loan Interests	—	1,388,958	—	1,388,958
Money Market Funds	19,201,756	—	—	19,201,756
Total Investments in Securities	266,713,885	326,007,935	—	592,721,820
Other Investments – Assets*
Forward Foreign Currency Contracts	—	17,726	—	17,726
Futures Contracts	1,757,575	—	—	1,757,575
	1,757,575	17,726	—	1,775,301
Other Investments – Liabilities*
Futures Contracts	(467,212)	—	—	(467,212)
Total Other Investments	1,290,363	17,726	—	1,308,089
Total Investments	$268,004,248	$326,025,661	$—	$594,029,909
*	Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2018:

	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts—Exchange-Traded	$—	$ 1,643,789	$ 113,786	$ 1,757,575
Unrealized appreciation on forward foreign currency contracts outstanding	17,726	—	—	17,726
Total Derivative Assets	17,726	1,643,789	113,786	1,775,301
Derivatives not subject to master netting agreements	—	(1,643,789)	(113,786)	(1,757,575)
Total Derivative Assets subject to master netting agreements	$ 17,726	$—	$—	$ 17,726

Invesco Multi-Asset Income Fund

Value
Derivative Liabilities	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts—Exchange-Traded	$—	$ (406,467)	$ (60,745)	$ (467,212)
Derivatives not subject to master netting agreements	—	406,467	60,745	467,212
Total Derivative Liabilities subject to master netting agreements	$—	$—	$—	$—

Effect of Derivative Investments for the nine months ended July 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$(22,148)	$—	$—	$(22,148)
Futures contracts	—	—	8,601,585	(693,233)	7,908,352
Options purchased(a)	—	—	—	(28,848)	(28,848)
Options written	(26,448)	—	—	(35,068)	(61,516)
Swap agreements	179,565	—	—	—	179,565
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	25,656	—	—	25,656
Futures contracts	—	—	(3,619,895)	108,127	(3,511,768)
Swap agreements	(119,180)	—	—	—	(119,180)
Total	$33,937	$3,508	$4,981,690	$(649,022)	$4,370,113

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the nine month average notional value of forward foreign currency contracts and futures contracts, eight day average notional value of options purchased, one and one half month average notional value of options written and six month average notional value of swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$1,591,668	$166,178,061	$425,205	$1,689,589	$4,921,825

Invesco Multi-Asset Income Fund

Invesco Pacific Growth Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	MS-PGRO-QTR-1 09/18	Invesco Advisers, Inc.

Schedule of Investments

July 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.23%

Australia–7.39%

Cochlear Ltd.	8,261	$1,246,108
Commonwealth Bank of Australia	484	26,931
Computershare Ltd.	89,756	1,211,605
National Australia Bank Ltd.	30,256	635,856
Orora Ltd.	838,156	2,260,430
Treasury Wine Estates Ltd.	221,511	3,031,408
		8,412,338

China–10.13%

Alibaba Group Holding Ltd. -ADR(a)	6,245	1,169,251
Baidu, Inc. -ADR(a)	4,332	1,070,784
China Animal Healthcare Ltd. (a)(b)	349,000	0
China Vanke Co., Ltd. –Class H	243,000	775,527
Ping An Insurance (Group) Co. of China Ltd. -Class H	237,000	2,198,177
Tencent Holdings Ltd.	126,600	5,755,691
ZTE Corp. -Class H (a)	329,000	562,511
		11,531,941

Hong Kong–3.04%

AIA Group Ltd.	213,400	1,868,286
Henderson Land Development Co. Ltd.	133	741
Hong Kong Exchanges & Clearing Ltd.	53,900	1,595,635
		3,464,662

India–9.65%

Bajaj Finance Ltd.	83,463	3,287,834
Britannia Industries Ltd.	33,795	3,223,586
Eicher Motors Ltd.	3,724	1,511,344
Maruti Suzuki India Ltd.	21,270	2,952,517
Praxis Home Retail Ltd. (a)	3,491	9,637
		10,984,918

Indonesia–1.33%

PT Unilever Indonesia Tbk	502,300	1,509,741

Japan–50.82%

Aida Engineering, Ltd.	158,900	1,518,524
Benesse Holdings, Inc.	52,500	1,908,621
Daikin Industries, Ltd.	24,100	2,879,849
Daiwa House Industry Co., Ltd.	61,500	2,243,516
East Japan Railway Co.	11,700	1,094,531
Fukushima Industries Corp.	62,000	3,060,068
H.I.S. Co., Ltd.	71,800	2,167,196
Hitachi High-Technologies Corp.	45,900	1,871,878
Kakaku.com, Inc.	121,800	2,568,002
Kokuyo Co., Ltd.	99,000	1,674,274
Komatsu Ltd.	70,500	2,070,413
Konoike Transport Co., Ltd.	126,300	2,009,108
Mitsubishi Corp.	73,600	2,056,824

	Shares	Value

Japan–(continued)

Nidec Corp.	17,400	$2,522,168
Nifco Inc.	66,500	2,007,864
Omron Corp.	37,700	1,701,990
Otsuka Corp.	58,700	2,296,221
Paltac Corp.	39,800	2,100,076
Persol Holdings Co., Ltd.	39,000	848,956
Pilot Corp.	32,600	1,882,570
Recruit Holdings Co., Ltd.	90,300	2,476,349
Resorttrust, Inc.	96,700	1,774,000
SCSK Corp.	45,100	2,133,592
Sekisui Chemical Co., Ltd.	138,400	2,478,443
Seria Co., Ltd.	22,800	1,050,451
Sompo Holdings, Inc.	71,000	2,885,192
Sumitomo Metal Mining Co., Ltd.	39,900	1,432,710
Yamaha Motor Co., Ltd.	87,800	2,319,239
Yaskawa Electric Corp.	25,100	828,344
		57,860,969

Philippines–1.30%

Ayala Corp.	78,980	1,485,755

South Korea–6.57%

BGF Co., Ltd.	11,209	95,393
BGF Retail Co., Ltd.	1	126
NAVER Corp.	2,206	1,411,966
Nongshim Co., Ltd.	2,864	753,782
Ottogi Corp.	1,079	853,060
Samsung Electronics Co., Ltd.	105,100	4,360,209
		7,474,536

Taiwan–5.90%

Taiwan Semiconductor Manufacturing Co., Ltd.	841,143	6,715,854

Thailand–1.10%

Airports of Thailand PCL	630,100	1,255,728
Total Common Stocks & Other Equity Interests (Cost $92,358,467)		110,696,442

Money Market Funds–2.88%

Invesco Government & Agency Portfolio –Institutional Class, 1.82% (c)	1,145,243	1,145,243
Invesco Liquid Assets Portfolio –Institutional Class, 2.06% (c)	817,748	817,993
Invesco Treasury Portfolio –Institutional Class, 1.79% (c)	1,308,849	1,308,849
Total Money Market Funds (Cost $3,272,085)		3,272,085
TOTAL INVESTMENTS IN SECURITIES–100.11% (Cost $95,630,552)		113,968,527
OTHER ASSETS LESS LIABILITIES–(0.11)%		(121,345)
NET ASSETS–100.00%		$113,847,182

See accompanying notes which are an integral part of this schedule.

Invesco Pacific Growth Fund

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	Security valued using significant unobservable inputs (Level 3). See Note 2.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Pacific Growth Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Pacific Growth Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to

Invesco Pacific Growth Fund

D.	Securities Lending – (continued)

counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

E.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Invesco Pacific Growth Fund

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

During the nine months ended July 31, 2018, there were transfers from Level 1 to Level 2 of $15,995,102 and from Level 2 to Level 1 of $9,915,158, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$5,291,838	$3,120,500	$—	$8,412,338
China	5,776,250	5,755,691	0	11,531,941
Hong Kong	741	3,463,921	—	3,464,662
India	6,176,103	4,808,815	—	10,984,918
Indonesia	—	1,509,741	—	1,509,741
Japan	12,003,711	45,857,258	—	57,860,969
Philippines	1,485,755	—	—	1,485,755
South Korea	1,412,092	6,062,444	—	7,474,536
Taiwan	—	6,715,854	—	6,715,854
Thailand	1,255,728	—	—	1,255,728
Money Market Funds	3,272,085	—	—	3,272,085
Total Investments	$36,674,303	$77,294,224	$0	$113,968,527

Invesco Pacific Growth Fund

Invesco Select Companies Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	SCO-QTR-1 09/18	Invesco Advisers, Inc.

Schedule of Investments(a)

July 31, 2018

(Unaudited)

	Shares	Value

Common Stocks–91.85%

Airlines–5.54%

Spirit Airlines, Inc. (b)	575,276	$24,989,989

Application Software–3.63%

Nuance Communications, Inc. (b)	1,109,274	16,383,977

Cable & Satellite–5.05%

Liberty Broadband Corp. -Class A(b)	287,097	22,778,276

Commodity Chemicals–2.63%

Chemtrade Logistics Income Fund (Canada)	1,045,784	11,841,795

Communications Equipment–5.13%

CommScope Holding Co., Inc. (b)	719,765	23,111,654

Consumer Finance–5.46%

Encore Capital Group, Inc. (b)	681,989	24,619,803

Data Processing & Outsourced Services–12.10%

Alliance Data Systems Corp.	59,127	13,296,480
Global Payments Inc.	187,860	21,147,400
Sabre Corp.	817,556	20,128,229
		54,572,109

Diversified Support Services–2.64%

Performant Financial Corp. (b)(c)	5,527,196	11,883,471

Electrical Components & Equipment–5.89%

Regal-Beloit Corp.	308,905	26,550,385

Environmental & Facilities Services–1.22%

Team, Inc. (b)	251,492	5,482,526

Health Care Supplies–3.91%

Cooper Cos., Inc. (The)	67,612	17,612,926

Home Furnishings–1.48%

Tempur Sealy International, Inc. (b)	136,150	6,653,651

IT Consulting & Other Services–5.01%

Booz Allen Hamilton Holding Corp.	477,774	22,584,377

Life Sciences Tools & Services–4.97%

Charles River Laboratories International, Inc. (b)	180,147	22,392,272

Oil & Gas Equipment & Services–2.38%

ION Geophysical Corp. (b)	419,538	10,740,173

Oil & Gas Storage & Transportation–5.92%

GasLog Ltd. (Monaco)	1,585,397	26,713,939

Other Diversified Financial Services–0.00%

Brompton Corp. (Canada)(b)(d)	69,374	0

	Shares	Value

Publishing–4.44%

John Wiley & Sons, Inc. -Class A	316,835	$20,008,130

Real Estate Services–4.85%

Colliers International Group Inc. (Canada)	267,453	21,867,472

Specialty Chemicals–4.83%

Axalta Coating Systems Ltd. (b)	720,716	21,801,659

Systems Software–2.37%

TiVo Corp.	879,815	10,689,752

Trading Companies & Distributors–2.40%

SiteOne Landscape Supply, Inc. (b)	121,242	10,809,937
Total Common Stocks (Cost $309,221,827)		414,088,273

Money Market Funds–7.18%

Invesco Government & Agency Portfolio –Institutional Class, 1.82% (e)	11,339,026	11,339,026
Invesco Liquid Assets Portfolio –Institutional Class, 2.06% (e)	8,097,809	8,100,239
Invesco Treasury Portfolio –Institutional Class, 1.79% (e)	12,958,887	12,958,887
Total Money Market Funds (Cost $32,396,463)		32,398,152
TOTAL INVESTMENTS IN SECURITIES–99.03% (Cost $341,618,290)		446,486,425
OTHER ASSETS LESS LIABILITIES–0.97%		4,362,625
NET ASSETS–100.00%		$450,849,050

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)

Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of July 31, 2018 represented 2.64% of the Fund’s Net Assets. See Note 3.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 2.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco Select Companies Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Select Companies Fund

A.    Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Select Companies Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended July 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$414,088,273	$—	$0	$414,088,273
Money Market Funds	32,398,152	—	—	32,398,152
Total Investments	$446,486,425	$—	$0	$446,486,425

Invesco Select Companies Fund

NOTE 3 — Investments in Other Affiliates

The Investment Company Act of 1940, as amended (the “1940 Act”), defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the nine months ended July 31, 2018.

	Value 10/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 07/31/18	Dividend Income
ION Geophysical Corp. (a)	$7,320,183	$—	$(8,687,010)	$53,468,602	$(41,361,602)	$10,740,173	$—
Performant Financial Corp.	10,280,585	—	—	1,602,886	—	11,883,471	—
Total	$17,600,768	$—	$(8,687,010)	$55,071,488	$(41,361,602)	$22,623,644	$—

(a) As of July 31, 2018, this security is no longer considered as an affiliate of the fund.

Invesco Select Companies Fund

Invesco U.S. Managed Volatility Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	USMGV-QTR-1 09/18	Invesco Advisers, Inc.

Schedule of Investments(a)

July 31, 2018

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–99.73%

Advertising–0.07%

Omnicom Group Inc.	58	$3,992

Aerospace & Defense–2.96%

Arconic Inc.	124	2,690
Boeing Co. (The)	151	53,801
General Dynamics Corp.	77	15,382
Harris Corp.	31	5,113
L3 Technologies, Inc.	20	4,289
Lockheed Martin Corp.	75	24,457
Northrop Grumman Corp.	45	13,522
Raytheon Co.	75	14,852
Rockwell Collins, Inc.	43	5,977
Textron Inc.	67	4,574
TransDigm Group, Inc.	13	4,882
United Technologies Corp.	209	28,370
		177,909

Agricultural & Farm Machinery–0.20%

Deere & Co.	85	12,307

Agricultural Products–0.16%

Archer-Daniels-Midland Co.	143	6,901
Bunge Ltd.	37	2,558
		9,459

Air Freight & Logistics–0.73%

C.H. Robinson Worldwide, Inc.	36	3,320
Expeditors International of Washington, Inc.	45	3,428
FedEx Corp.	64	15,736
United Parcel Service, Inc. -Class B	181	21,700
		44,184

Airlines–0.12%

American Airlines Group Inc.	30	1,186
Delta Air Lines, Inc.	45	2,449
Southwest Airlines Co.	37	2,152
United Continental Holdings Inc. (b)	18	1,447
		7,234

Alternative Carriers–0.09%

CenturyLink Inc.	282	5,293

Apparel Retail–0.46%

Gap, Inc. (The)	56	1,689
L Brands, Inc.	59	1,869
Ross Stores, Inc.	96	8,393
TJX Cos., Inc. (The)	162	15,756
		27,707

Apparel, Accessories & Luxury Goods–0.22%

Tapestry, Inc.	76	3,581

	Shares	Value

Apparel, Accessories & Luxury Goods–(continued)

VF Corp.	102	$9,391
		12,972

Application Software–1.52%

Adobe Systems Inc. (b)	129	31,564
Autodesk, Inc. (b)	57	7,321
Citrix Systems, Inc. (b)	35	3,849
Intuit Inc.	64	13,071
salesforce.com, inc. (b)	188	25,784
Snap Inc. -Class A (b)	128	1,600
Splunk Inc. (b)	38	3,652
Workday, Inc. -Class A (b)	38	4,713
		91,554

Asset Management & Custody Banks–1.07%

Ameriprise Financial, Inc.	37	5,390
Bank of New York Mellon Corp. (The)	264	14,116
BlackRock, Inc.	40	20,110
Franklin Resources, Inc.	80	2,746
Northern Trust Corp.	57	6,225
State Street Corp.	94	8,301
T. Rowe Price Group Inc.	61	7,264
		64,152

Auto Parts & Equipment–0.04%

BorgWarner, Inc.	54	2,485

Automobile Manufacturers–0.57%

Ford Motor Co.	1,024	10,281
General Motors Co.	370	14,027
Tesla, Inc. (b)	33	9,838
		34,146

Automotive Retail–0.25%

AutoZone, Inc. (b)	7	4,939
CarMax, Inc. (b)	46	3,435
O’Reilly Automotive, Inc. (b)	21	6,426
		14,800

Biotechnology–2.77%

AbbVie Inc.	395	36,431
Alexion Pharmaceuticals, Inc. (b)	58	7,712
Amgen Inc.	173	34,003
Biogen Inc. (b)	55	18,390
BioMarin Pharmaceutical Inc. (b)	46	4,626
Celgene Corp. (b)	178	16,036
Gilead Sciences, Inc.	336	26,151
Incyte Corp. (b)	55	3,660
Regeneron Pharmaceuticals, Inc. (b)	21	7,728
Vertex Pharmaceuticals Inc. (b)	67	11,728
		166,465

See accompanying notes which are an integral part of this schedule.

Invesco U.S. Managed Volatility Fund

	Shares	Value

Brewers–0.06%

Molson Coors Brewing Co. -Class B	51	$3,417

Broadcasting–0.07%

CBS Corp. -Class B	85	4,477

Building Products–0.15%

Johnson Controls International PLC	241	9,040

Cable & Satellite–1.13%

Charter Communications, Inc. -Class A (b)	45	13,706
Comcast Corp. -Class A	1,180	42,221
Liberty Broadband Corp. -Class C (b)	45	3,576
Liberty Media Corp-Liberty SiriusXM -Series C (b)	122	5,762
Sirius XM Holdings Inc.	343	2,408
		67,673

Casinos & Gaming–0.24%

Las Vegas Sands Corp.	93	6,687
MGM Resorts International	130	4,078
Wynn Resorts Ltd.	24	4,003
		14,768

Commodity Chemicals–0.02%

Westlake Chemical Corp.	9	965

Communications Equipment–1.11%

Arista Networks Inc. (b)	15	3,836
Cisco Systems, Inc.	1,199	50,706
Juniper Networks, Inc.	91	2,397
Motorola Solutions, Inc.	42	5,094
Palo Alto Networks, Inc. (b)	23	4,560
		66,593

Computer & Electronics Retail–0.08%

Best Buy Co., Inc.	61	4,577

Construction Machinery & Heavy Trucks–0.57%

Caterpillar Inc.	156	22,433
Cummins Inc.	42	5,998
PACCAR Inc.	90	5,915
		34,346

Construction Materials–0.12%

Martin Marietta Materials, Inc.	16	3,191
Vulcan Materials Co.	34	3,808
		6,999

Consumer Finance–0.82%

Ally Financial Inc.	111	2,970
American Express Co.	223	22,193
Capital One Financial Corp.	126	11,884
Discover Financial Services	89	6,356
Synchrony Financial	195	5,643
		49,046

	Shares	Value

Copper–0.10%

Freeport-McMoRan Inc.	378	$6,237

Data Processing & Outsourced Services–3.38%

Alliance Data Systems Corp.	14	3,148
Automatic Data Processing, Inc.	114	15,389
Fidelity National Information Services, Inc.	86	8,869
Fiserv, Inc. (b)	106	8,001
FleetCor Technologies Inc. (b)	23	4,991
Global Payments Inc.	40	4,503
Mastercard Inc. -Class A	239	47,322
Paychex, Inc.	84	5,798
PayPal Holdings, Inc. (b)	292	23,985
Square, Inc. -Class A (b)	73	4,719
Total System Services, Inc.	47	4,302
Visa Inc. -Class A	463	63,311
Western Union Co. (The)	120	2,419
Worldpay, Inc. -Class A (b)	77	6,329
		203,086

Distillers & Vintners–0.21%

Brown-Forman Corp. -Class B	75	3,992
Constellation Brands, Inc. -Class A	41	8,619
		12,611

Distributors–0.06%

Genuine Parts Co.	38	3,698

Diversified Banks–5.39%

Bank of America Corp.	2,606	80,473
Citigroup Inc.	661	47,520
JPMorgan Chase & Co.	877	100,811
U.S. Bancorp	426	22,582
Wells Fargo & Co.	1,272	72,873
		324,259

Diversified Chemicals–0.75%

DowDuPont Inc.	601	41,331
Eastman Chemical Co.	37	3,834
		45,165

Diversified Support Services–0.08%

Cintas Corp.	23	4,703

Drug Retail–0.25%

Walgreens Boots Alliance, Inc.	221	14,944

Electric Utilities–1.76%

American Electric Power Co., Inc.	129	9,177
Avangrid, Inc.	15	751
Duke Energy Corp.	184	15,018
Edison International	85	5,664
Entergy Corp.	47	3,820
Eversource Energy	82	4,979
Exelon Corp.	252	10,710
FirstEnergy Corp.	125	4,429
NextEra Energy, Inc.	123	20,607
PG&E Corp.	135	5,816
PPL Corp.	200	5,754
Southern Co. (The)	265	12,879

See accompanying notes which are an integral part of this schedule.

Invesco U.S. Managed Volatility Fund

	Shares	Value

Electric Utilities–(continued)

Xcel Energy, Inc.	133	$6,232
		105,836

Electrical Components & Equipment–0.53%

AMETEK, Inc.	60	4,668
Eaton Corp. PLC	114	9,481
Emerson Electric Co.	163	11,782
Rockwell Automation, Inc.	32	6,002
		31,933

Electronic Components–0.23%

Amphenol Corp. -Class A	77	7,201
Corning Inc.	207	6,868
		14,069

Environmental & Facilities Services–0.27%

Republic Services, Inc.	85	6,161
Waste Management, Inc.	113	10,170
		16,331

Fertilizers & Agricultural Chemicals–0.05%

Mosaic Co. (The)	92	2,770

Financial Exchanges & Data–0.78%

CME Group Inc. -Class A	89	14,162
Intercontinental Exchange, Inc.	148	10,939
Moody’s Corp.	50	8,556
S&P Global Inc.	65	13,028
		46,685

Food Distributors–0.15%

Sysco Corp.	136	9,141

Food Retail–0.09%

Kroger Co. (The)	194	5,626

Footwear–0.42%

NIKE, Inc. -Class B	325	24,996

General Merchandise Stores–0.39%

Dollar General Corp.	69	6,773
Dollar Tree, Inc. (b)	61	5,568
Target Corp.	137	11,053
		23,394

Gold–0.08%

Newmont Mining Corp.	139	5,099

Health Care Distributors–0.29%

AmerisourceBergen Corp.	43	3,519
Cardinal Health, Inc.	80	3,996
Henry Schein, Inc. (b)	40	3,176
McKesson Corp.	53	6,657
		17,348

Health Care Equipment–2.87%

Abbott Laboratories	458	30,017
ABIOMED, Inc. (b)	11	3,900
Baxter International Inc.	139	10,070

	Shares	Value

Health Care Equipment–(continued)

Becton, Dickinson and Co.	70	$17,526
Boston Scientific Corp. (b)	362	12,167
Danaher Corp.	162	16,618
Edwards Lifesciences Corp. (b)	55	7,835
IDEXX Laboratories, Inc. (b)	22	5,388
Intuitive Surgical, Inc. (b)	30	15,246
Medtronic PLC	355	32,032
Stryker Corp.	92	15,019
Zimmer Biomet Holdings, Inc.	53	6,652
		172,470

Health Care Facilities–0.15%

HCA Healthcare, Inc.	72	8,945

Health Care REITs–0.24%

HCP, Inc.	123	3,186
Ventas, Inc.	93	5,243
Welltower Inc.	98	6,135
		14,564

Health Care Services–0.67%

CVS Health Corp.	266	17,253
DaVita Inc. (b)	43	3,022
Express Scripts Holding Co. (b)	146	11,601
Laboratory Corp. of America Holdings (b)	27	4,734
Quest Diagnostics Inc.	35	3,770
		40,380

Health Care Supplies–0.16%

Align Technology, Inc. (b)	19	6,776
DENTSPLY SIRONA Inc.	58	2,791
		9,567

Health Care Technology–0.09%

Cerner Corp. (b)	83	5,153

Home Entertainment Software–0.40%

Activision Blizzard, Inc.	188	13,803
Electronic Arts Inc. (b)	79	10,171
		23,974

Home Furnishings–0.05%

Mohawk Industries, Inc. (b)	16	3,014

Home Improvement Retail–1.33%

Home Depot, Inc. (The)	297	58,664
Lowe’s Cos., Inc.	213	21,159
		79,823

Homebuilding–0.13%

D.R. Horton, Inc.	90	3,933
Lennar Corp. -Class A	76	3,973
		7,906

Hotel & Resort REITs–0.07%

Host Hotels & Resorts Inc.	193	4,041

See accompanying notes which are an integral part of this schedule.

Invesco U.S. Managed Volatility Fund

	Shares	Value

Hotels, Resorts & Cruise Lines–0.45%

Carnival Corp.	116	$6,872
Hilton Worldwide Holdings Inc.	72	5,663
Marriott International Inc. -Class A	77	9,844
Royal Caribbean Cruises Ltd.	44	4,961
		27,340

Household Appliances–0.04%

Whirlpool Corp.	17	2,229

Household Products–1.44%

Church & Dwight Co., Inc.	64	3,578
Clorox Co. (The)	34	4,596
Colgate-Palmolive Co.	226	15,144
Kimberly-Clark Corp.	91	10,361
Procter & Gamble Co. (The)	655	52,976
		86,655

Housewares & Specialties–0.05%

Newell Brands, Inc.	125	3,274

Hypermarkets & Super Centers–0.97%

Costco Wholesale Corp.	114	24,933
Walmart Inc.	372	33,193
		58,126

Industrial Conglomerates–1.71%

3M Co.	155	32,910
General Electric Co.	2,261	30,817
Honeywell International Inc.	193	30,813
Roper Technologies, Inc.	27	8,151
		102,691

Industrial Gases–0.36%

Air Products and Chemicals, Inc.	57	9,358
Praxair, Inc.	75	12,562
		21,920

Industrial Machinery–0.68%

Dover Corp.	40	3,319
Fortive Corp.	81	6,648
Illinois Tool Works Inc.	88	12,613
Ingersoll-Rand PLC	65	6,403
Parker-Hannifin Corp.	34	5,748
Stanley Black & Decker Inc.	40	5,979
		40,710

Industrial REITs–0.15%

Prologis, Inc.	138	9,056

Insurance Brokers–0.18%

Marsh & McLennan Cos., Inc.	132	11,004

Integrated Oil & Gas–2.83%

Chevron Corp.	500	63,135
Exxon Mobil Corp.	1,105	90,069
Occidental Petroleum Corp.	200	16,786
		169,990

	Shares	Value

Integrated Telecommunication Services–1.94%

AT&T Inc.	1,898	$60,679
Verizon Communications Inc.	1,082	55,875
		116,554

Internet & Direct Marketing Retail–4.30%

Amazon.com, Inc. (b)	107	190,186
Booking Holdings Inc. (b)	12	24,344
Expedia Group, Inc.	31	4,149
Netflix Inc. (b)	111	37,457
Qurate Retail, Inc. -Class A (b)	113	2,406
		258,542

Internet Software & Services–5.34%

Akamai Technologies, Inc. (b)	44	3,311
Alphabet Inc. -Class A (b)	157	192,674
eBay Inc. (b)	239	7,995
Facebook, Inc. -Class A (b)	619	106,827
Twitter, Inc. (b)	177	5,641
VeriSign, Inc. (b)	32	4,647
		321,095

Investment Banking & Brokerage–1.12%

Charles Schwab Corp. (The)	315	16,084
E*TRADE Financial Corp. (b)	69	4,127
Goldman Sachs Group, Inc. (The)	92	21,844
Morgan Stanley	343	17,342
TD Ameritrade Holding Corp.	135	7,715
		67,112

IT Consulting & Other Services–1.33%

Accenture PLC -Class A	168	26,767
Cognizant Technology Solutions Corp. -Class A	152	12,388
DXC Technology Co.	74	6,271
International Business Machines Corp.	239	34,638
		80,064

Life & Health Insurance–0.67%

Aflac, Inc.	199	9,261
Lincoln National Corp.	57	3,882
MetLife, Inc.	261	11,938
Principal Financial Group, Inc.	74	4,298
Prudential Financial, Inc.	109	10,999
		40,378

Life Sciences Tools & Services–0.91%

Agilent Technologies, Inc.	83	5,481
Illumina, Inc. (b)	38	12,326
IQVIA Holdings Inc. (b)	42	5,121
Mettler-Toledo International Inc. (b)	6	3,555
Thermo Fisher Scientific, Inc.	105	24,626
Waters Corp. (b)	19	3,748
		54,857

See accompanying notes which are an integral part of this schedule.

Invesco U.S. Managed Volatility Fund

	Shares	Value

Managed Health Care–2.08%

Aetna Inc.	85	$16,013
Anthem, Inc.	67	16,951
Centene Corp. (b)	52	6,777
Cigna Corp.	64	11,483
Humana Inc.	36	11,310
UnitedHealth Group Inc.	248	62,799
		125,333

Metal & Glass Containers–0.06%

Ball Corp.	90	3,507

Mortgage REITs–0.05%

Annaly Capital Management, Inc.	302	3,237

Movies & Entertainment–1.13%

Twenty-First Century Fox, Inc. -Class A	482	21,690
Viacom Inc. -Class B	95	2,760
Walt Disney Co. (The)	385	43,720
		68,170

Multi-Line Insurance–0.35%

American International Group, Inc.	234	12,919
Hartford Financial Services Group, Inc. (The)	93	4,901
Loews Corp.	66	3,352
		21,172

Multi-Sector Holdings–1.16%

Berkshire Hathaway Inc. -Class B (b)	352	69,650

Multi-Utilities–0.85%

Ameren Corp.	64	3,972
Consolidated Edison, Inc.	81	6,393
Dominion Energy, Inc.	170	12,191
DTE Energy Co.	48	5,210
NiSource Inc.	101	2,644
Public Service Enterprise Group Inc.	132	6,806
Sempra Energy	71	8,207
WEC Energy Group, Inc.	82	5,442
		50,865

Office REITs–0.14%

Boston Properties, Inc.	40	5,021
Vornado Realty Trust	45	3,237
		8,258

Oil & Gas Equipment & Services–0.71%

Baker Hughes, a GE Co.	107	3,700
Halliburton Co.	229	9,714
National Oilwell Varco Inc.	100	4,862
Schlumberger Ltd.	362	24,442
		42,718

Oil & Gas Exploration & Production–1.62%

Anadarko Petroleum Corp.	134	9,802
Apache Corp.	100	4,600
Cabot Oil & Gas Corp.	114	2,679
Concho Resources Inc. (b)	39	5,688
ConocoPhillips	305	22,012

	Shares	Value

Oil & Gas Exploration & Production–(continued)

Continental Resources, Inc. (b)	23	$1,469
Devon Energy Corp.	132	5,941
EOG Resources, Inc.	151	19,470
EQT Corp.	71	3,527
Hess Corp.	69	4,529
Marathon Oil Corp.	223	4,710
Noble Energy, Inc.	123	4,439
Pioneer Natural Resources Co.	44	8,328
		97,194

Oil & Gas Refining & Marketing–0.71%

Andeavor	35	5,252
Marathon Petroleum Corp.	117	9,457
Phillips 66	122	15,048
Valero Energy Corp.	112	13,255
		43,012

Oil & Gas Storage & Transportation–0.44%

Cheniere Energy, Inc. (b)	64	4,064
Kinder Morgan, Inc.	494	8,783
ONEOK, Inc.	105	7,396
Williams Cos., Inc. (The)	213	6,337
		26,580

Packaged Foods & Meats–1.12%

Campbell Soup Co.	51	2,086
Conagra Brands, Inc.	101	3,708
General Mills, Inc.	160	7,369
Hershey Co. (The)	38	3,732
Hormel Foods Corp.	137	4,928
JM Smucker Co. (The)	29	3,222
Kellogg Co.	90	6,393
Kraft Heinz Co. (The)	243	14,641
Mondelez International, Inc. -Class A	382	16,571
Tyson Foods, Inc. -Class A	77	4,439
		67,089

Paper Packaging–0.16%

International Paper Co.	108	5,803
WestRock Co.	66	3,827
		9,630

Personal Products–0.16%

Coty Inc. -Class A	118	1,582
Estee Lauder Cos. Inc. (The) -Class A	58	7,827
		9,409

Pharmaceuticals–4.64%

Allergan PLC	88	16,200
Bristol-Myers Squibb Co.	428	25,145
Eli Lilly and Co.	249	24,604
Johnson & Johnson	701	92,896
Merck & Co., Inc.	702	46,241
Perrigo Co. PLC	36	2,899
Pfizer Inc.	1,504	60,055
Zoetis Inc.	126	10,896
		278,936

See accompanying notes which are an integral part of this schedule.

Invesco U.S. Managed Volatility Fund

	Shares	Value

Property & Casualty Insurance–0.59%

Allstate Corp. (The)	91	$8,656
Markel Corp. (b)	4	4,680
Progressive Corp. (The)	151	9,062
Travelers Cos., Inc. (The)	70	9,110
XL Group Ltd. (Bermuda)	67	3,767
		35,275

Railroads–1.02%

CSX Corp.	225	15,903
Kansas City Southern	27	3,139
Norfolk Southern Corp.	73	12,337
Union Pacific Corp.	199	29,828
		61,207

Real Estate Services–0.07%

CBRE Group, Inc. -Class A (b)	88	4,382

Regional Banks–1.36%

BB&T Corp.	204	10,365
Citizens Financial Group, Inc.	126	5,012
Comerica Inc.	45	4,362
Fifth Third Bancorp	176	5,208
First Republic Bank	43	4,251
Huntington Bancshares Inc.	285	4,401
KeyCorp	276	5,760
M&T Bank Corp.	35	6,067
PNC Financial Services Group, Inc. (The)	122	17,669
Regions Financial Corp.	293	5,453
SunTrust Banks, Inc.	120	8,649
SVB Financial Group (b)	14	4,310
		81,507

Research & Consulting Services–0.18%

Equifax Inc.	31	3,890
Nielsen Holdings PLC	92	2,168
Verisk Analytics, Inc. -Class A (b)	43	4,757
		10,815

Residential REITs–0.28%

AvalonBay Communities, Inc.	36	6,366
Equity Residential	95	6,216
Essex Property Trust, Inc.	17	4,088
		16,670

Restaurants–1.04%

Chipotle Mexican Grill, Inc. (b)	7	3,036
McDonald’s Corp.	202	31,823
Starbucks Corp.	345	18,074
Yum China Holdings, Inc. (China)	93	3,355
Yum! Brands, Inc.	82	6,502
		62,790

Retail REITs–0.36%

GGP Inc.	164	3,496
Realty Income Corp.	74	4,127
Simon Property Group, Inc.	80	14,097
		21,720

	Shares	Value

Semiconductor Equipment–0.42%

Applied Materials, Inc.	252	$12,255
KLA-Tencor Corp.	41	4,814
Lam Research Corp.	43	8,198
		25,267

Semiconductors–3.58%

Analog Devices, Inc.	97	9,325
Broadcom Inc.	109	24,173
Intel Corp.	1,214	58,393
Maxim Integrated Products, Inc.	72	4,402
Microchip Technology Inc.	60	5,606
Micron Technology, Inc. (b)	291	15,362
NVIDIA Corp.	145	35,505
QUALCOMM Inc.	388	24,867
Skyworks Solutions, Inc.	47	4,445
Texas Instruments Inc.	254	28,275
Xilinx, Inc.	66	4,757
		215,110

Soft Drinks–1.81%

Coca-Cola Co. (The)	1,103	51,433
Keurig Dr Pepper Inc.	363	8,716
Monster Beverage Corp. (b)	107	6,422
PepsiCo, Inc.	368	42,320
		108,891

Specialized REITs–1.08%

American Tower Corp. -Class A	116	17,196
Crown Castle International Corp.	108	11,969
Digital Realty Trust, Inc.	54	6,557
Equinix, Inc.	21	9,225
Public Storage	39	8,495
SBA Communications Corp. –Class A(b)	29	4,589
Weyerhaeuser Co.	198	6,768
		64,799

Specialty Chemicals–0.54%

Celanese Corp. -Series A	35	4,134
Ecolab Inc.	75	10,552
PPG Industries, Inc.	64	7,082
Sherwin-Williams Co. (The)	24	10,578
		32,346

Specialty Stores–0.06%

Ulta Beauty, Inc. (b)	15	3,666

Steel–0.09%

Nucor Corp.	83	5,555

Systems Software–4.58%

CA, Inc.	82	3,625
Dell Technologies Inc. -Class V (b)	52	4,811
Microsoft Corp.	1,976	209,614
Oracle Corp.	760	36,237
Red Hat, Inc. (b)	46	6,497
ServiceNow, Inc. (b)	47	8,270
Symantec Corp.	161	3,255

See accompanying notes which are an integral part of this schedule.

Invesco U.S. Managed Volatility Fund

	Shares	Value

Systems Software–(continued)

VMware, Inc. -Class A(b)	19	$2,747
		275,056

Technology Hardware, Storage & Peripherals–4.45%

Apple Inc.	1,245	236,911
Hewlett Packard Enterprise Co.	389	6,006
HP Inc.	430	9,924
NetApp, Inc.	70	5,426
Seagate Technology PLC	74	3,894
Western Digital Corp.	77	5,402
		267,563

Tobacco–1.06%

Altria Group, Inc.	493	28,929
Philip Morris International Inc.	406	35,038
		63,967

Trading Companies & Distributors–0.14%

Fastenal Co.	75	4,270
W.W. Grainger, Inc.	12	4,158
		8,428

Water Utilities–0.07%

American Water Works Co., Inc.	46	4,060

Wireless Telecommunication Services–0.08%

T-Mobile US, Inc. (b)	80	4,800
Total Common Stocks & Other Equity Interests (Cost $5,731,695)		5,994,559

	Shares	Value

Money Market Funds–0.18%

Invesco Government & Agency Portfolio –Institutional Class, 1.82% (c)	3,783	$3,783
Invesco Liquid Assets Portfolio –Institutional Class, 2.06% (c)	2,702	2,703
Invesco Treasury Portfolio –Institutional Class, 1.79% (c)	4,323	4,323
Total Money Market Funds (Cost $10,809)		10,809
TOTAL INVESTMENTS IN SECURITIES–99.91% (Cost $5,742,504)		6,005,368
OTHER ASSETS LESS LIABILITIES–0.09%		5,400
NET ASSETS–100.00%		$6,010,768

Investment Abbreviations:

REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

See accompanying notes which are an integral part of this schedule.

Invesco U.S. Managed Volatility Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco U.S. Managed Volatility Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

Invesco U.S. Managed Volatility Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level	1 –	Prices are determined using quoted prices in an active market for identical assets.
Level	2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level	3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of July 31, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended July 31, 2018, there were no material transfers between valuation levels.

Invesco U.S. Managed Volatility Fund

Invesco World Bond Fund

Quarterly Schedule of Portfolio Holdings

July 31, 2018

invesco.com/us	WBD-QTR-1 09/18	Invesco Advisers, Inc.

Schedule of Investments

July 31, 2018

(Unaudited)

	Principal Amount		Value

Non-U.S. Dollar Denominated Bonds & Notes–54.86%

Australia–1.13%

Australia Government Bond, REGS, Series 136, Sr. Unsec. Bonds, 4.75%, 04/21/2027 (b)	AUD	360,000	$312,072

Brazil–0.91%

Brazil Notas do Tesouro Nacional, Series F, Unsec. Notes, 10.00%, 01/01/2029	BRL	1,000,000	251,173

Canada–1.88%

Canadian Government Bond, Sr. Unsec. Bonds, 2.00%, 06/01/2028	CAD	700,000	522,101

China–0.42%

Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC, Sr. Sec. Gtd. First Lien Bonds, 5.38%, 05/01/2023 (b)	EUR	100,000	117,172

Denmark–0.67%

DKT Finance ApS, Sr. Sec. Gtd. First Lien Notes, 7.00%, 06/17/2023 (b)	EUR	150,000	184,895

Dominican Republic–0.59%

Dominican Republic International Bond, Sr. Unsec. Notes, 8.90%, 02/15/2023 (b)	DOP	8,000,000	163,399

France–2.79%

Orange S.A., REGS, Jr. Unsec. Sub. Euro Notes, 5.88% (b)(c)	GBP	200,000	285,737
TOTAL S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 2.63% (b)(c)	EUR	200,000	239,783
Électricité de France S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 4.13% (b)(c)	EUR	200,000	248,495
			774,015

Germany–4.67%

Bundesrepublik Deutschland Bundesanleihe, REGS, Unsec. Euro Bonds, 0.50%, 02/15/2028 (b)	EUR	820,000	969,604
Evonik Industries AG, REGS, Jr. Unsec. Sub. Euro Bonds, 2.13%, 07/07/2077 (b)	EUR	115,000	136,005

	Principal Amount		Value

Germany–(continued)

Volkswagen International Finance N.V., REGS,Jr. Unsec. Gtd. Sub. Euro Bonds, 3.88% (b)(c)	EUR	160,000	$187,812
			1,293,421

India–1.56%

Province of British Columbia, Sr. Unsec. Bonds, 6.60%, 01/09/2020 (b)	INR	30,000,000	432,899

Indonesia–3.77%

Indonesia Treasury Bond, Series FR54, Sr. Unsec. Bonds, 9.50%, 07/15/2031	IDR	6,200,000,000	476,880
Series FR72, Sr. Unsec. Bonds, 8.25%, 05/15/2036	IDR	4,300,000,000	298,789
Series FR75, Sr. Unsec. Bonds, 7.50%, 05/15/2038	IDR	4,100,000,000	268,334
			1,044,003

Italy–5.42%

Italy Buoni Poliennali del Tesoro, REGS, Sr. Unsec. Euro Bonds, 4.75%, 09/01/2028 (b)	EUR	1,100,000	1,502,387

Japan–4.13%

Japan Government Forty Year Bond, Series 9, Sr. Unsec. Bonds, 0.40%, 03/20/2056	JPY	150,000,000	1,145,849

Mexico–1.55%

Petróleos Mexicanos, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.75%, 04/21/2027 (b)	EUR	400,000	430,520

Netherlands–4.07%

Achmea B.V., Series 1, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.00% (c)	EUR	500,000	601,754
Coöperatieve Rabobank U.A., REGS, Jr. Unsec. Sub. Euro Bonds, 5.50% (b)(c)	EUR	200,000	251,778
Rabobank Capital Funding Trust IV, REGS, Jr. Unsec. Gtd. Sub. Euro Bonds, 5.56% (b)(c)	GBP	200,000	273,125
			1,126,657

See accompanying notes which are an integral part of this schedule.

Invesco World Bond Fund

	Principal Amount		Value

Peru–1.72%

Peru Government Bond, REGS, Sr. Unsec. Bonds, 6.15%, 08/12/2032 (b)	PEN	1,500,000	$477,568

Russia–1.05%

Russian Federal Bond - OFZ, Series 6218, Unsec. Bonds, 8.50%, 09/17/2031	RUB	17,000,000	290,754

South Africa–2.04%

Republic of South Africa Government Bond, Series 2048, Unsec. Bonds, 8.75%, 02/28/2048	ZAR	8,000,000	564,116

Spain–0.80%

Spain Government Bond, REGS, Sr. Unsec. Euro Bonds, 3.45%, 07/30/2066 (b)	EUR	160,000	222,105

Sweden–0.51%

Intrum AB, REGS, Sr. Unsec. Euro Bonds, 2.75%, 07/15/2022 (b)	EUR	125,000	141,504

Switzerland–1.40%
Credit Suisse AG, REGS, Unsec. Sub. Euro Bonds, 5.75%, 09/18/2025 (b)	EUR	100,000	128,638
UBS Group AG, REGS, Jr. Unsec. Sub. Euro Bonds, 5.75% (b)(c)	EUR	200,000	258,707
			387,345

United Kingdom–5.84%

Coventry Building Society (The), REGS, Jr. Unsec. Sub. Euro Bonds, 6.38% (b)(c)	GBP	280,000	378,984
Direct Line Insurance Group PLC, REGS, Unsec. Gtd. Sub. Euro Notes, 9.25%, 04/27/2042 (b)	GBP	100,000	160,506
Iceland Bondco PLC, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 4.63%, 03/15/2025 (b)	GBP	100,000	121,420
Nationwide Building Society, REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.88% (b)(c)	GBP	200,000	271,006
NGG Finance PLC, REGS, Unsec. Gtd. Sub. Euro Notes, 5.63%, 06/18/2073 (b)	GBP	250,000	361,279
United Kingdom Gilt, REGS, Unsec. Bonds, 3.50%, 07/22/2068 (b)	GBP	150,000	324,100
			1,617,295

	Principal Amount		Value

United States–7.94%

Apple Inc., REGS, Sr. Unsec. Medium-Term Notes, 3.70%, 08/28/2022 (b)	AUD	1,100,000	$842,659
Chemours Co. (The), Sr. Unsec. Gtd. Euro Bonds, 4.00%, 05/15/2026	EUR	275,000	325,200
Goldman Sachs Group, Inc. (The), REGS, Sr. Unsec. Medium-Term DIP Notes, 5.00%, 08/08/2018 (b)	AUD	600,000	446,057
MPT Operating Partnership, L.P./ MPT Finance Corp., Sr. Unsec. Gtd. Euro Bonds, 3.33%, 03/24/2025	EUR	100,000	120,771
Netflix, Inc., Sr. Unsec. Euro Notes, 3.63%, 05/15/2027	EUR	200,000	230,596
Verizon Communications Inc., Sr. Unsec. Euro Notes, 2.88%, 01/15/2038	EUR	200,000	235,578
			2,200,861
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $15,247,036)			15,202,111

U.S. Treasury Notes–24.00%
0.87%, 09/30/2018		1,327,000	1,323,939
0.75%, 10/15/2018		1,327,000	1,324,322
2.00%, 11/15/2026		4,300,000	4,001,604
Total U.S. Treasury Notes (Cost $6,743,342)			6,649,865

U.S. Dollar Denominated Bonds & Notes–17.57%

Brazil–1.41%

Petrobras Global Finance B.V., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029		424,000	390,186

Canada–0.53%

Enbridge Inc., Series 16-A, Unsec. Sub. Global Notes, 6.00%, 01/15/2077		150,000	147,938

Cayman Islands–0.66%

SPARC EM SPC Panama Metro Line 2 S.P., Sr. Sec. Gtd. Notes, 0.00%, 12/05/2022 (b)(d)		200,000	183,200

Colombia–0.74%

Avianca Holdings S.A./ Avianca Leasing, LLC/ Grupo Taca Holdings Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020 (b)		200,000	203,502

Ireland–1.00%

AerCap Global Aviation Trust, Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045 (b)		267,000	276,679

See accompanying notes which are an integral part of this schedule.

Invesco World Bond Fund

	Principal Amount	Value

Lebanon–0.59%

Lebanon Government International Bond, REGS, Sr. Unsec. Euro Bonds, 7.25%, 03/23/2037 (b)	$200,000	$164,002

Luxembourg–0.33%

Intelsat Jackson Holdings S.A., Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	100,000	92,375

Mexico–0.68%

Unifin Financiera, S.A.B. de C.V., SOFOM, E.N.R., Unsec. Sub. Notes, 8.88% (b)(c)	200,000	189,326

Oman–0.74%

Oztel Holdings SPC Ltd., Sr. Sec. Gtd. Bonds, 6.63%, 04/24/2028 (b)	206,000	204,882

Switzerland–0.75%

Credit Suisse Group AG, Jr. Unsec. Sub. Bonds, 7.50% (b)(c)	200,000	206,700

Ukraine–0.87%

MHP Lux S.A., Sr. Unsec. Gtd. Notes, 6.95%, 04/03/2026 (b)	250,000	241,554

United Kingdom–0.73%

HSBC Holdings PLC, Jr. Unsec. Sub. Global Bonds, 6.25% (c)	200,000	201,750

United States–7.45%

Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022 (b)	246,000	260,456
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	100,000	100,595
CVS Health Corp., Sr. Unsec. Global Notes, 4.78%, 03/25/2038	214,000	216,023
Energy Transfer Partners, L.P., Series B, Jr. Unsec. Sub. Global Notes, 6.63% (c)	281,000	267,477
Enterprise Products Operating LLC, Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077	150,000	144,000
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	100,000	102,125
Mattel, Inc., Sr. Unsec. Global Notes, 5.45%, 11/01/2041	200,000	160,000
Morgan Stanley, Sr. Unsec. Floating Rate Notes, 3.53% (3 mo. USD LIBOR + 1.18%), 01/20/2022 (e)	150,000	152,460
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13% (c)	355,000	346,125
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025 (b)	120,000	110,700

	Principal Amount	Value

United States–(continued)

Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	$197,000	$203,944
		2,063,905

Zambia–1.09%

First Quantum Minerals Ltd., Sr. Unsec. Gtd. Notes, 7.50%, 04/01/2025 (b)	300,000	303,000
Total U.S. Dollar Denominated Bonds & Notes (Cost $4,889,599)		4,868,999

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.32%

Freddie Mac Multifamily Securitization, Series K038, Class X1, IO, Variable Rate Pass Through Ctfs., 1.17%, 03/25/2024 (Cost $94,407) (f)	1,628,624	86,982

	Shares

Money Market Funds–12.79%

Invesco Government & Agency Portfolio –Institutional Class, 1.82% (g)	1,215,558	1,215,558
Invesco Liquid Assets Portfolio –Institutional Class, 2.06% (g)	939,559	939,842
Invesco Treasury Portfolio –Institutional Class, 1.79% (g)	1,389,209	1,389,209
Total Money Market Funds (Cost $3,544,559)		3,544,609

Options Purchased–0.02%

(Cost $24,000)(h)		6,581
TOTAL INVESTMENTS IN SECURITIES–109.56% (Cost $30,542,944)		30,359,147
OTHER ASSETS LESS LIABILITIES–(9.56)%		(2,649,860)
NET ASSETS–100.00%		$27,709,287

See accompanying notes which are an integral part of this schedule.

Invesco World Bond Fund

Investment Abbreviations:

AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
Ctfs.	—Certificates
Deb.	—Debentures
DIP	—Debtor-in-Possession
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound Sterling
Gtd.	—Guaranteed
IDR	—Indonesian Rupiah
INR	—Indian Rupee
IO	—Interest Only

JPY	—Japanese Yen
Jr.	—Junior
LIBOR	—London Interbank Offered Rate
mo.	—Month
PEN	—Peru Nuevo Sol
Pfd.	—Preferred
REGS	—Regulation S
RUB	—Russian Ruble
Sec.	—Secured
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured
USD	—U.S. Dollar
ZAR	—South African Rand

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at July 31, 2018 was $12,214,217, which represented 44.08% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.

(d)	Zero coupon bond issued at a discount.

(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2018.

(f)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on July 31, 2018.

(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of July 31, 2018.

(h)	The table below details options purchased. See Note1I.

Open Over-The-Counter Credit Default Swaptions Purchased—Credit Risk
Description	Type of Contract	Counterparty	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread (a)	Notional Value	Value
5 Year Credit Default Swap	Put	Citibank, N.A.	105.00%	Markit CDX North America High Yield Index, Series 30 Version 1	(5.00)%	Quarterly	06/20/2023	3.29%	$3,000,000	$6,581
Total Options Purchased (Cost $24,000)										$6,581
(a)

Implied credit spreads represent the current level, as of July 31, 2018, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Credit Default Swaptions Written—Credit Risk
Description	Type of Contract	Counterparty	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread (a)	Premiums Received	Notional Value	Value	Unrealized Appreciation
5 Year Credit Default Swap	Put	Citibank, N.A.	102.00%	Markit CDX North America High Yield Index, Series 30 Version 1	(5.00)%	Quarterly	06/20/2023	3.29%	$(12,000)	$ (3,000,000)	$(3,130)	$8,870

(a)

Implied credit spreads represent the current level, as of July 31, 2018, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying notes which are an integral part of this schedule.

Invesco World Bond Fund

Open Futures Contracts– Interest Rate Risk (a)
	Number of	Expiration	Notional		Unrealized
Short Futures Contracts	Contracts	Month	Value	Value	Appreciation
Euro-Bund	4	September-2018	$ (755,774)	$741	$741

(a)	Futures contracts collateralized by $11,317 cash held with Merrill Lynch International, the futures commission merchant.

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
08/02/2018	Goldman Sachs International	USD	232,336	BRL	900,000	$7,453
08/31/2018	Bank of America, N.A.	GBP	250,000	USD	333,053	4,531
08/31/2018	Bank of America, N.A.	ZAR	7,900,000	USD	622,353	24,617
08/31/2018	Barclays Bank PLC	GBP	710,000	USD	950,521	17,519
08/31/2018	Barclays Bank PLC	JPY	60,000,000	USD	543,393	5,789
08/31/2018	Barclays Bank PLC	USD	82,751	MXN	1,700,000	8,030
08/31/2018	Barclays Bank PLC	USD	425,110	RUB	27,000,000	5,724
08/31/2018	Canadian Imperial Bank of Commerce	GBP	250,000	USD	334,764	6,242
08/31/2018	Canadian Imperial Bank of Commerce	USD	113,340	CAD	150,000	2,027
08/31/2018	Citibank, N.A.	USD	315,056	CZK	7,000,000	5,359
08/31/2018	Citibank, N.A.	USD	789,416	MXN	16,000,000	64,986
08/31/2018	Citibank, N.A.	USD	300,722	PLN	1,100,000	379
08/31/2018	Citibank, N.A.	USD	135,982	SEK	1,200,000	784
08/31/2018	Deutsche Bank Securities Inc.	AUD	120,000	USD	91,800	2,632
08/31/2018	Deutsche Bank Securities Inc.	USD	592,385	CZK	13,000,000	2,670
08/31/2018	Deutsche Bank Securities Inc.	USD	540,380	HUF	150,000,000	7,471
08/31/2018	Goldman Sachs International	EUR	330,000	USD	388,941	2,249
08/31/2018	Goldman Sachs International	JPY	30,000,000	USD	273,592	4,790
08/31/2018	Goldman Sachs International	THB	20,000,000	USD	616,523	15,014
08/31/2018	Goldman Sachs International	USD	296,670	AUD	400,000	556
08/31/2018	Goldman Sachs International	USD	523,008	CAD	690,000	7,681
08/31/2018	Goldman Sachs International	USD	953,848	CZK	21,000,000	7,395
08/31/2018	JPMorgan Chase Bank, N.A.	AUD	2,170,000	USD	1,636,926	24,473
08/31/2018	JPMorgan Chase Bank, N.A.	CAD	600,000	USD	462,619	1,150
08/31/2018	JPMorgan Chase Bank, N.A.	JPY	30,000,000	USD	272,570	3,769
08/31/2018	NatWest Markets PLC	EUR	250,000	USD	297,545	4,597
08/31/2018	NatWest Markets PLC	GBP	200,000	USD	268,976	6,159
08/31/2018	NatWest Markets PLC	JPY	40,000,000	USD	360,627	2,225
08/31/2018	NatWest Markets PLC	USD	175,559	EUR	150,000	210
08/31/2018	Royal Bank of Canada	USD	693,400	CAD	920,000	14,185
08/31/2018	State Street Bank and Trust Co.	EUR	200,000	USD	235,343	985
08/31/2018	UBS AG	JPY	46,000,000	USD	424,779	12,616
08/31/2018	UBS AG	USD	291,644	EUR	250,000	1,304
09/20/2018	Citibank, N.A.	USD	180,502	CLP	117,110,000	3,249
09/20/2018	Citibank, N.A.	USD	207,207	IDR	3,015,075,000	695
09/20/2018	Citibank, N.A.	USD	207,956	ZAR	2,765,000	714
09/20/2018	Goldman Sachs International	USD	207,184	MXN	3,925,000	1,734
Subtotal—Appreciation						281,963
08/02/2018	Goldman Sachs International	BRL	900,000	USD	236,338	(3,451)
08/31/2018	Bank of America, N.A.	MXN	17,700,000	USD	888,398	(56,785)
08/31/2018	Bank of America, N.A.	USD	219,491	INR	15,000,000	(1,225)

See accompanying notes which are an integral part of this schedule.

Invesco World Bond Fund

Open Forward Foreign Currency Contracts – (continued)
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
08/31/2018	Barclays Bank PLC	RUB	9,000,000	USD	141,727	$(1,885)
08/31/2018	Barclays Bank PLC	USD	401,168	CLP	250,000,000	(8,946)
08/31/2018	Barclays Bank PLC	USD	1,413,630	EUR	1,199,959	(7,527)
08/31/2018	Barclays Bank PLC	USD	607,298	GBP	450,000	(15,958)
08/31/2018	Barclays Bank PLC	USD	275,255	JPY	30,000,000	(6,453)
08/31/2018	Barclays Bank PLC	USD	300,237	SEK	2,600,000	(3,911)
08/31/2018	Barclays Bank PLC	USD	287,553	ZAR	3,800,000	(34)
08/31/2018	BNP Paribas S.A.	CLP	250,000,000	USD	390,442	(1,780)
08/31/2018	BNP Paribas S.A.	COP	1,240,000,000	USD	420,553	(7,949)
08/31/2018	Citibank, N.A.	CAD	540,000	USD	409,463	(5,859)
08/31/2018	Citibank, N.A.	CZK	35,000,000	USD	1,575,997	(26,074)
08/31/2018	Citibank, N.A.	GBP	200,000	USD	262,555	(263)
08/31/2018	Citibank, N.A.	PLN	1,100,000	USD	297,312	(3,789)
08/31/2018	Citibank, N.A.	SEK	3,800,000	USD	430,318	(2,774)
08/31/2018	Citibank, N.A.	USD	265,407	GBP	200,000	(2,590)
08/31/2018	Citibank, N.A.	USD	136,992	JPY	15,000,000	(2,591)
08/31/2018	Deutsche Bank Securities Inc.	HUF	150,000,000	USD	545,875	(1,977)
08/31/2018	Deutsche Bank Securities Inc.	USD	1,962,362	JPY	214,611,320	(39,430)
08/31/2018	Goldman Sachs International	AUD	740,000	USD	546,080	(3,789)
08/31/2018	Goldman Sachs International	CAD	360,000	USD	274,176	(2,705)
08/31/2018	Goldman Sachs International	CZK	6,000,000	USD	270,514	(4,127)
08/31/2018	Goldman Sachs International	HUF	150,000,000	USD	544,774	(3,078)
08/31/2018	Goldman Sachs International	IDR	8,000,000,000	USD	552,868	(184)
08/31/2018	Goldman Sachs International	INR	30,000,000	USD	432,277	(4,255)
08/31/2018	Goldman Sachs International	RUB	27,000,000	USD	426,232	(4,603)
08/31/2018	Goldman Sachs International	USD	1,182,258	JPY	130,000,000	(17,449)
08/31/2018	Goldman Sachs International	USD	144,577	RUB	9,000,000	(966)
08/31/2018	Goldman Sachs International	USD	624,025	THB	20,000,000	(22,516)
08/31/2018	JPMorgan Chase Bank, N.A.	EUR	470,000	USD	546,535	(4,207)
08/31/2018	JPMorgan Chase Bank, N.A.	USD	172,356	CHF	170,000	(268)
08/31/2018	JPMorgan Chase Bank, N.A.	USD	822,722	EUR	700,000	(2,467)
08/31/2018	JPMorgan Chase Bank, N.A.	USD	1,828,215	JPY	200,000,000	(36,202)
08/31/2018	JPMorgan Chase Bank, N.A.	ZAR	3,500,000	USD	263,199	(1,621)
08/31/2018	Morgan Stanley Capital Services LLC	CAD	360,000	USD	275,246	(1,635)
08/31/2018	Morgan Stanley Capital Services LLC	USD	171,098	CAD	220,000	(1,893)
08/31/2018	Morgan Stanley Capital Services LLC	USD	431,890	COP	1,240,000,000	(3,388)
08/31/2018	Morgan Stanley Capital Services LLC	USD	279,050	GBP	210,000	(3,091)
08/31/2018	Morgan Stanley Capital Services LLC	USD	372,128	KRW	400,000,000	(12,894)
09/20/2018	Citibank, N.A.	USD	206,998	BRL	775,000	(1,610)
09/20/2018	Citibank, N.A.	USD	138,411	MXN	2,585,000	(818)
09/20/2018	Goldman Sachs International	NOK	4,508,969	SEK	4,845,000	(824)
09/20/2018	Goldman Sachs International	USD	200,128	ZAR	2,650,000	(137)
Subtotal—Depreciation						(335,978)
Total Open Forward Foreign Currency Contracts—Currency Risk						$(54,015)

See accompanying notes which are an integral part of this schedule.

Invesco World Bond Fund

Open Over-The-Counter Interest Rate Swap Agreements – Interest Rate Risk
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Citibank, N.A.	Pay	CFETS 7-Day CNY Fixing Repo Rates	Quarterly	3.91%	Quarterly	03/05/2023	CNY 3,800,000	$—	$18,951	$18,951

Abbreviations:
AUD	—	Australian Dollar	CNY	—	Chinese Yuan	IDR	—	Indonesian Rupiah	PLN	—	Polish Zloty
BRL	—	Brazilian Real	COP	—	Colombian Peso	INR	—	Indian Rupee	RUB	—	Russian Ruble
CAD	—	Canadian Dollar	CZK	—	Czech Koruna	JPY	—	Japanese Yen	SEK	—	Swedish Krona
CFETS	—	China Foreign Exchange Trade System	EUR	—	Euro	KRW	—	South Korean Won	THB	—	Thai Baht
CHF	—	Swiss Franc	GBP	—	British Pound Sterling	MXN	—	Mexican Peso	USD	—	U.S. Dollar
CLP	—	Chilean Peso	HUF	—	Hungarian Forint	NOK	—	Norwegian Krone	ZAR	—	South African Rand

See accompanying notes which are an integral part of this schedule.

Invesco World Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

July 31, 2018

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Invesco World Bond Fund

A.	Security Valuations – (continued)

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Invesco World Bond Fund

E.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

Invesco World Bond Fund

H.

Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

I.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Invesco World Bond Fund

J.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Invesco World Bond Fund

J.	Swap Agreements – (continued)

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of July 31, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

K.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

L.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco World Bond Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended July 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Non-U.S. Dollar Denominated Bonds & Notes	$—	$15,202,111	$—	$15,202,111
U.S. Treasury Notes	—	6,649,865	—	6,649,865
U.S. Denominated Bonds & Notes	—	4,868,999	—	4,868,999
U.S. Government Sponsored Agency Securities	—	86,982	—	86,982
Money Market Funds	3,544,609	—	—	3,544,609
Options Purchased	—	6,581	—	6,581
Total Investments in Securities	3,544,609	26,814,538	—	30,359,147
Other Investments – Assets*
Forward Foreign Currency Contracts	—	281,963	—	281,963
Futures Contracts	741	—	—	741
	741	281,963	—	282,704
Other Investments – Liabilities*
Forward Foreign Currency Contracts	—	(335,978)	—	(335,978)
Options Written	—	(3,130)	—	(3,130)
Swap Agreements	—	18,951	—	18,951
	—	(320,157)	—	(320,157)
Total Other Investments	741	(38,194)	—	(37,453)
Total Investments	$3,545,350	$26,776,344	$—	$30,321,694
*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

Invesco World Bond Fund

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2018:

Derivative Assets		Value
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts—Exchange-Traded	$—	$—	$741	$741
Unrealized appreciation on swap agreements – OTC	—	—	18,951	18,951
Options purchased, at value—OTC(a)	6,581	—	—	6,581
Unrealized appreciation on forward foreign currency contracts outstanding	—	281,963	—	281,963
Total Derivative Assets	6,581	281,963	19,692	308,236
Derivatives not subject to master netting agreements	—	—	(741)	(741)
Total Derivative Assets subject to master netting agreements	$6,581	$281,963	$18,951	$307,495

Derivative Liabilities		Value
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Options written, at value—OTC	$(3,130)	$—	$—	$(3,130)
Unrealized depreciation on forward foreign currency contracts outstanding	—	(335,978)	—	(335,978)
Total Derivative Liabilities	(3,130)	(335,978)	—	(339,108)
Derivatives not subject to master netting agreements	—	—	—	—
Total Derivative Liabilities subject to master netting agreements	$(3,130)	$(335,978)	$—	$(339,108)
(a)	Options purchased, at value as reported in the Schedule of Investments.

Effect of Derivative Investments for the nine months ended July 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$(259,156)	$—	$(259,156)
Futures contracts	—	—	760	760
Options purchased(a)	—	(48,188)	125,038	76,850
Options written	—	16,998	—	16,998
Swap agreements	(10,057)	—	(204,122)	(214,179)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	123,889	—	123,889
Futures contracts	—	—	41,992	41,992
Options purchased(a)	(17,419)	11,509	(10,004)	(15,914)
Options written	8,870	(563)	—	8,307
Swap agreements	(14,063)	—	123,048	108,985
Total	$(32,669)	$(155,511)	$76,712	$(111,468)
(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

Invesco World Bond Fund

The table below summarizes the nine months average notional value of forward foreign currency contracts and swap agreements, the eight months average notional value of foreign currency options, the six months average notional value of swaptions and the four months average notional value of futures contracts outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Foreign Currency Options	Swaptions	Swap Agreements
Average notional value	$31,316,483	$3,558,244	$3,302,637	$3,800,000	$6,977,594

Invesco World Bond Fund

Item 2.   Controls and Procedures.

(a)

As of September 20, 2018, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 20, 2018, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.   Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	September 28, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	September 28, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	September 28, 2018

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.